As filed with the Securities and Exchange Commission on May 8, 2026

1933 Act Registration No. 2-47015

1940 Act Registration No. 811-2354

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 158	☒
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

BLACKROCK LIQUIDITY FUNDS

(Exact Name of Registrant as Specified in Charter)

100 Bellevue Parkway, Wilmington, Delaware 19809

United States of America

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (800) 441-7450

John M. Perlowski

BLACKROCK LIQUIDITY FUNDS

50 Hudson Yards

New York, New York 10001

United States of America

(Name and Address of Agent for Service)

Copies to:

Counsel for the Fund: Bryan Chegwidden, Esq. Jeremy C. Smith, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036-8704	Janey Ahn, Esq. BlackRock Advisors, LLC 50 Hudson Yards New York, New York 10001

It is proposed that this filing will become effective (check appropriate box):

☐	Immediately upon filing pursuant to paragraph (b)

☐	On (date) pursuant to paragraph (b)

☒	60 days after filing pursuant to paragraph (a)(1)

☐	On (date) pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	On (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of Beneficial Interest.

The information in this prospectus is not complete and may be changed. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. The securities described herein may not be sold until the registration statement becomes effective. This prospectus is not an offer to sell or the solicitation of an offer to buy securities and is not offering or soliciting an offer to buy these securities in any state in which the offer, solicitation or sale would be unlawful.

SUBJECT TO COMPLETION, DATED MAY 8, 2026

[ ], 2026

Prospectus

BlackRock Liquidity Funds | OnChain Shares

•	BlackRock Select Treasury Based Liquidity Fund

OnChain Shares: [ ]

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured • May Lose Value • No Bank Guarantee

Fund Overview	Key facts and details about the Fund, including investment objective, principal investment strategies, principal risk factors, fee and expense information, and historical performance information

	Investment Objective	3

	Fees and Expenses of the Fund	3

	Principal Investment Strategies of the Fund	4

	Use of the Blockchain	5

	Principal Risks of Investing in the Fund	6

	Performance Information	8

	Investment Manager	8

	Purchase and Sale of Fund Shares	9

	Tax Information	9

	Payments to Broker/Dealers and Other Intermediaries	9

Details About the Fund	Information about how the Fund invests, including investment objectives, investment processes, principal strategies and risk factors

	How The Fund Invests	10

	Investment Risks	11

Account Information	Information about account services, shareholder transactions, and distribution and other payments

	Valuation of Fund Investments and Price of Fund Shares	17

	Purchase of OnChain Shares	17

	Redemption of OnChain Shares	18

	Additional Purchase and Redemption Information	19

	Distribution and Shareholder Servicing Payments	21

	Dividends and Distributions	21

	Federal Taxes	21

	State and Local Taxes	22

Management of the Fund	Information About BlackRock

	BlackRock	23

	Conflicts of Interest	24

	Master/Feeder Structure	25

Financial Highlights	Financial Performance of the Fund	26

General Information	Certain Fund Policies	27

Glossary	Glossary of Investment Terms	28

For More Information	Funds and Service Providers	29

	How to Contact BlackRock Liquidity Funds	Inside Back Cover

	Additional Information	Back Cover

Fund Overview

Key Facts About

Investment Objective

The investment objective of BlackRock Select Treasury Based Liquidity Fund (the “Fund”, formerly known as BlackRock Liquid Federal Trust Fund), a series of BlackRock Liquidity Funds (the “Trust”), is to seek current income as is consistent with liquidity and stability of principal.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell OnChain Shares of BlackRock Select Treasury Based Liquidity Fund. You may pay other fees, such as brokerage commissions and other fees to your financial professional or your selected securities dealer, broker, investment adviser, service provider or industry professional (including BlackRock Advisors, LLC (“BlackRock”) and its affiliates) (each, a “Financial Intermediary”), which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you may pay each year as a percentage of the value of your investment)	OnChain Shares
Management Fee	[•	]%
Distribution (12b-1) Fees	None
Other Expenses[1]	[•	]%
Total Annual Fund Operating Expenses	[•	]%
Fee Waivers and/or Expense Reimbursements[2]	[•	]%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[2]	[•	]%

[1]	Other Expenses are based on estimated amounts for the Fund’s current fiscal year.

[2]

As described in the “Management of the Fund” section of the Fund’s prospectus beginning on page [•], BlackRock, the Fund’s investment manager, has contractually agreed to waive fees and/or reimburse ordinary operating expenses in order to keep combined Management Fees and Miscellaneous/Other Expenses (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) from exceeding [•]% of average daily net assets through [•]. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your OnChain Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year		3 Years		5 Years		10 Years
OnChain Shares	$	[•]	$	[•]	$	[•]	$	[•]

Principal Investment Strategies of the Fund

BlackRock Select Treasury Based Liquidity Fund invests 100% of its total assets in cash, U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Treasury (collectively, “Treasury Instruments”), with a maturity of 93 days or less, and overnight repurchase agreements that purchase Treasury Instruments. The Fund’s portfolio will have a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less. The Fund may transact in securities on a when-issued, delayed delivery or forward commitment basis.

The Fund will invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S. Treasury bills, notes and other obligations of the U.S. Treasury, and repurchase agreements secured by such obligations. This policy is a non-fundamental policy of the Fund and the Fund will not change the policy without providing shareholders with at least 60 days’ prior notice of any change in the policy.

The securities purchased by the Fund are subject to the quality, diversification, and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”), and other rules of the Securities and Exchange Commission.

Use of the Blockchain

The Fund’s transfer agent, BNY Mellon Investment Servicing (US) Inc. (the “Transfer Agent”), maintains the official record of ownership of OnChain Shares on a public blockchain that is used by the Fund’s investors. In particular, the Transfer Agent utilizes a permissioned system that operates in connection with a public, permissionless blockchain. OnChain Shares will be digitally represented on such blockchain using token standards. Such blockchain records, together with an off-chain register associating wallet addresses with shareholder personal identifying information, will constitute the official shareholder register of the Fund and, in the absence of a technical failure of either of those systems, conclusively govern the record ownership of the OnChain Shares. As of the date of this Prospectus, the Fund’s OnChain Shares are issued as ERC-20 tokens (the “Tokens”) and will be authenticated and recorded on Ethereum, a public blockchain.

A blockchain is a distributed ledger that digitally records transactions in a verifiable way using cryptography, with records designed to be immutable (i.e., extremely difficult to alter once confirmed). A distributed ledger is a database in which data is stored in a decentralized manner. Cryptography is a method of storing and transmitting data in a particular form so that only those for whom it is intended can read and process it. A blockchain stores transaction data in ‘‘blocks’’ that are linked together to form a “chain”, hence the name blockchain. Transactions on the blockchain are verified and authenticated by computers on the network. The process of authenticating a transaction before it is recorded ensures that only valid and authorized transactions are recorded as “blocks” on the blockchain. Transaction data, other than shareholder personal identifying information, will be publicly available through tools capable of displaying activity on the applicable blockchain network(s). Accordingly, OnChain Shares’ issuance, transfer and redemption data (though not a shareholder’s personal identifying information) will be exposed to the public. The personal identifying information necessary to associate a given wallet address with the record owner of the Token(s) at such address will be maintained by the Transfer Agent in a separate, traditional database that is not available to the public. However, if there are data security breaches resulting in theft of the information necessary to link identity with the Token balances, the stolen information could be used to determine a shareholder’s identity and complete investing history in the Fund.

In order to transact in OnChain Shares, a potential shareholder of OnChain Shares must have a blockchain “wallet.” A blockchain wallet is a software application (but can also be a hardware device or managed by an institutional custody solution) which stores a user’s “private key” and related digital or tokenized assets and is used to facilitate sending digital or tokenized assets on a particular blockchain. A “private key” is one of two numbers in a cryptographic “key pair.” A key pair consists of a “public key” and its corresponding private key, both of which are lengthy alphanumeric codes, where the public key is mathematically derived from the private key. The private key is used by the owner of a digital wallet to send (i.e., digitally sign and authenticate) digital or tokenized assets and is private to the wallet owner. The public key is, as the name implies, public and open to others on the applicable blockchain to send digital assets to. The blockchain will record transaction data, including wallet addresses and digital signatures, but does not record the private key information. Each investor is responsible for their own blockchain wallet. If a shareholder’s private key is lost or stolen, the shareholder should promptly contact the Fund’s service center in Wilimington, Delaware (the “Liquidity Service Center”). Upon receipt of such notification, the Liquidity Service Center will contact the shareholder regarding the next steps for resolution. BlackRock will liaise with the Transfer Agent in the event of a reported private key loss in order to instruct the Transfer Agent to take appropriate action, which may include freezing the Tokens in the shareholder’s wallet, verifying the shareholder’s ownership of the Tokens, and assessing the circumstances surrounding the reported loss.

The Transfer Agent utilizes a permissioned system that operates in connection with a public, permissionless blockchain. The permissioned system is established through a combination of policies, procedures, and technological controls which collectively seek to ensure that the blockchain operates as an integrated recordkeeping mechanism under the oversight of the Transfer Agent. To create and maintain this permissioned structure on public blockchains, the Transfer Agent registers and associates each blockchain wallet with relevant personal identifying information which is maintained in an off-chain registry (i.e., a separate database that is not available to the public and is used, among other purposes, to satisfy anti-money laundering regulations). Permission to hold OnChain Shares is granted only to registered wallets, sometimes referred to as “whitelisting”, thereby restricting the ability to transact in OnChain Shares to pre-approved potential shareholders. Smart contracts are deployed as part of the operational framework to enforce compliance with the Transfer Agent’s policies and procedures, as applicable. Specifically, smart contracts have been developed to support functions such as “minting” (creating a new token balance) and “burning” (removing a token balance from circulation), as well as transfer restrictions to prevent unauthorized transfers to unregistered wallets, i.e., non-whitelisted wallets, and ability to claw back Tokens under certain circumstances. These smart contracts are designed, deployed, and maintained by the Transfer Agent. In this manner, this permissioned system is designed to prevent transactions between unknown persons or unknown blockchain wallets, even though blockchain infrastructure itself remains permissionless.

Where any shareholder wallet holds OnChain Shares, the registered owner of such OnChain Shares will be the person whose identifying information, as recorded separately on the Fund’s books and records maintained off chain, is associated with such shareholder wallet. The Transfer Agent maintains controls to correct errors in the share registry or remediate unauthorized transactions. In the event such a correction were warranted, the Transfer Agent generally would have the ability to make the correction by adding an appropriate instruction to another subsequent block on the applicable blockchain (i.e., the prior activity on the blockchain would not be deleted, although the blockchain would be updated with the correct transactional history). A person or entity associated with a blockchain wallet to which OnChain Shares may be erroneously transferred would have no legal claim to such OnChain Shares.

In the event of such an erroneous transfer, the Transfer Agent generally would have the ability to burn the erroneously transferred OnChain Shares and issue new OnChain Shares to the correct wallet, as applicable.

Delays in transaction processing have occurred on the blockchain networks. Such a delay may occur because of, among other things, the inability of nodes to reach consensus on transactions or upgrades or changes to the applicable blockchain protocol. During a network delay, recording transactions in OnChain Shares on the blockchain will not be possible and as such may cause discrepancies between the blockchain record and the backup off-chain record maintained by the Transfer Agent. Should such a delay occur for an extended period, the Fund could choose to effect transactions with shareholders manually (i.e., in book-entry form) until such time as the network has resumed normal operation. The Fund may choose to re-evaluate the suitability of a particular blockchain network for use by the Fund in the event of future or recurring delays or for other reasons.

Deployment of OnChain Shares on a particular blockchain network should not be viewed as an endorsement of such network by either the Fund or BlackRock, and neither the Fund nor BlackRock shall be responsible for any failures or malfunctions of any such network. Similarly, no blockchain network or blockchain network provider is authorized to act as an agent of the Fund or BlackRock. Potential shareholders should carefully consider the risks of using a blockchain network on which OnChain Shares are deployed and should conduct their own assessment of the suitability of such network for making their investment in the Fund.

The maintenance of the records of OnChain Shares on the blockchain will not affect the Fund’s investments in securities; the Fund will continue to invest in accordance with the requirements in Rule 2a-7 under the 1940 Act and the terms of this Prospectus. The Fund will not invest in any digital assets, including any virtual currencies.

More detailed information about blockchain technology and the public blockchain network used by the Transfer Agent including the regulatory, operational and technological risks associated with distributed ledger technology, as well as detailed information about the Fund and its policies and risks, can be found in the Fund’s Statement of Additional Information (SAI).

Principal Risks of Investing in the Fund

Risk is inherent in all investing. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress. The following is a summary description of principal risks of investing in the Fund. The relative significance of each risk factor below may change over time and you should review each risk factor carefully.

∎

Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities. Due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund. Very low or negative interest rates may magnify interest rate risk. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns or pay dividends to Fund shareholders. The Fund may be subject to a greater risk of rising interest rates during a period of historically low interest rates. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and may detract from the Fund’s ability to achieve its investment objective.

∎

Blockchain Technology Risk — Blockchain technology is a relatively new and untested technology that operates as a distributed ledger. There are risks associated with the Fund’s issuance, redemption, transfer, and recordkeeping of OnChain Shares on a blockchain, and these risks may not fully emerge until the technology becomes more widely used. Transactions in OnChain Shares on the blockchain are subject to associated risks including regulatory, technical, operational, privacy and security risks.

∎

Treasury Obligations Risk — Direct obligations of the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund. In addition, notwithstanding that U.S. Treasury obligations are backed by the full faith and credit of the United States, circumstances could arise that could prevent the timely payment of interest or principal, such as reaching the legislative “debt ceiling.” Such non-payment could result in losses to the Fund and substantial negative consequences for the U.S. economy and the global financial system.

∎

Repurchase Agreements Risk — If the other party to a repurchase agreement defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value of the security declines, the Fund may lose money.

∎

Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will be unable or unwilling to make timely payments of interest and principal when due or otherwise honor their obligations. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

∎

Experience with Digital Securities — The Fund is one of the few registered funds to issue OnChain Shares in the form of digital securities. Given the novel nature of such digital asset security issuance in this format, the Fund, BlackRock and the Transfer Agent are to be considered as having limited experience using blockchain technology to maintain records and facilitate transactions in the interests of a registered fund that issues digital securities. Accordingly, there may be an increased risk of errors (potentially including unauthorized transactions) involving OnChain Shares. Any such errors or unauthorized transactions could adversely affect the Fund.

∎	Income Risk — Income risk is the risk that the Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

∎

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Fund and its investments. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

∎

Blockchain Regulatory Risk — The regulation of digital assets (such as OnChain Shares) and related products and services continues to evolve, may take many different forms and will, therefore, impact digital assets and their usage in a variety of manners. Ongoing and future regulatory actions with respect to digital assets could alter, perhaps to a materially adverse extent, the nature of an investment in OnChain Shares, the ability of shareholders to engage in transactions in OnChain Shares or the ability of the Fund to continue to operate.

∎

Stablecoin Regulatory Risk — The Fund intends to operate such that its OnChain Shares will be “eligible reserve assets” for payment stablecoin issuers under a U.S. law enacted in July 2025 designed to establish a framework for regulation of such issuers and any regulation adopted thereunder (the “GENIUS Act”). However, aspects of the GENIUS Act remain unclear and subject to interpretation, and federal regulators, including the Office of the Comptroller of the Currency (OCC) and the U.S. Department of the Treasury, are developing implementing standards that have not been finalized as of the date of this Prospectus. Changes in, or new interpretations of, the GENIUS Act or related rules could affect the types of instruments the Fund is permitted to hold under that framework or the methods by which the Fund implements its investment strategy, including operational processes tied to its permissioned use of public blockchains for OnChain Shares. These developments could require the Fund to adjust portfolio holdings or modify operational practices and could adversely affect the Fund or its shareholders.

∎

Risk of Investing in the United States — Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.

∎

Stable Net Asset Value Risk — The Fund may not be able to maintain a stable net asset value (“NAV”) of $1.00 per share at all times. If the Fund fails to maintain a stable NAV (or if there is a perceived threat of such a failure), the Fund, along with other money market funds, could be subject to increased redemption activity.

∎

When-Issued and Delayed Delivery Securities and Forward Commitments Risk — When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Performance Information

There are currently no OnChain Shares of the Fund outstanding as of the date of this prospectus. As a result, the chart, the table and the seven-day yield shown below give you a picture of the performance for Institutional Shares of the Fund, which are not offered in this prospectus. The performance of the Fund’s OnChain Shares would be substantially similar to Institutional Shares because OnChain Shares and Institutional Shares are invested in the same portfolio of securities and performance would only differ to the extent that OnChain Shares and Institutional Shares have different expenses. The actual returns of OnChain Shares would have been approximately the same as those of Institutional Shares because OnChain Shares have the same expenses as Institutional Shares.

The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. As with all such investments, past performance is not an indication of future results. The table includes all applicable fees. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. The Fund is a money market fund managed pursuant to the requirements of Rule 2a-7 under the 1940 Act. Updated information on the Fund’s performance can be obtained by visiting www.blackrock.com/cash or can be obtained by phone at (800) 441-7450.

Institutional Shares

ANNUAL TOTAL RETURNS

BlackRock Select Treasury Based Liquidity Fund

As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 1.33% (quarter ended December 31, 2023) and the lowest return for a quarter was 0.00% (quarter ended September 30, 2021). The year-to-date return as of April 30, 2026 was [•]%.

For the period ended 12/31/25 Average Annual Total Returns	1 Year	5 Years	10 Years
BlackRock Select Treasury Based Liquidity Fund – Institutional Shares	4.16%	3.12	2.06%

7-Day Yield As of December 31, 2025
BlackRock Select Treasury Based Liquidity Fund – Institutional Shares	3.61%

Investment Manager

BlackRock Select Treasury Based Liquidity Fund’s investment manager is BlackRock Advisors, LLC (previously defined as “BlackRock”).

Purchase and Sale of OnChain Shares

OnChain Shares will be issued as permissioned ERC-20 Tokens on Ethereum, a public blockchain, and may be purchased only by investors whose blockchain wallet addresses have been registered with, and verified by, the Transfer Agent. The ownership and transfer of OnChain Shares will be authenticated and recorded on Ethereum. Although Ethereum is public and permissionless, transfers of the digital OnChain Share Tokens will be subject to transfer restrictions administered by the Transfer Agent, including wallet whitelisting and the ability to restrict, reject, or freeze transfers in accordance with applicable requirements.

Purchase orders for OnChain Shares may be submitted through the Fund’s internet-based order entry portal (“Cachematrix”) or by contacting the Liquidity Service Center by telephone (800-441-7450; in Delaware 302-797-2350). Redemption orders are submitted by a shareholder moving the OnChain Shares to be redeemed to the Fund’s administrative redemption wallet (the “Redemption Wallet”) on the blockchain. The Redemption Wallet address can be found at [•]. Purchase and redemption orders must be received by the Fund’s transfer agent by 5:00 p.m. (Eastern Time) to receive the NAV for that Business Day, as defined below.

You may purchase or redeem OnChain Shares without paying a sales charge, but you may be required to pay transaction fees required by Ethereum to execute a transaction on the network. Please see “Redemption of OnChain Shares” below for additional information on such transaction fees. You may generally purchase or redeem OnChain Shares from the Transfer Agent each day on which the New York Stock Exchange (“NYSE”) and the Federal Reserve Bank of Philadelphia are open for business (each, a “Business Day”).

The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund’s officers may reduce or waive the minimums in some cases:

OnChain Shares
Minimum Initial Investment	$3 million for institutions.
Minimum Additional Investment	No subsequent minimum.

Please see “Peer-to-Peer Transfers” below for more information on other ways that OnChain Shares may be purchased or sold outside of purchase or redemption transactions effected with the Fund through the Transfer Agent.

Tax Information

The Fund’s dividends and distributions may be subject to U.S. federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a qualified tax-exempt plan described in section 401(a) of the Internal Revenue Code, in which case you may be subject to U.S. federal income tax when you withdraw or receive distributions from such tax-deferred arrangements.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase OnChain Shares through a Financial Intermediary, the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the Financial Intermediary for the sale of OnChain Shares and related services.

These payments may create a conflict of interest by influencing the Financial Intermediary and your individual financial professional to recommend the Fund over another investment.

Ask your individual financial professional or visit your Financial Intermediary’s website for more information.

Certain record owners of OnChain Shares are expected to be trust or other accounts maintained by state or federally chartered crypto banks or other financial intermediaries in the crypto ecosystem (“Crypto Intermediaries”). Crypto Intermediaries may provide custody, staking, governance, and settlement services to their customers, who may be payment stablecoin issuers or end-users of payment stablecoins. In consideration of these shareholder services, BlackRock or its affiliates may make payments to one or more Crypto Intermediaries. Any such payments will be made from the assets of BlackRock and/or such affiliates (and not the Fund).

Details About the Fund

Included in this prospectus are sections that tell you about your shareholder rights, buying and selling shares, management information, and shareholder features of BlackRock Select Treasury Based Liquidity Fund, a government money market fund under Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Fund”). The Fund is a series of BlackRock Liquidity Funds (the “Trust”).

How The Fund Invests

∎

The Fund will maintain a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less. For a discussion of dollar-weighted average maturity and dollar-weighted average life, please see the Glossary on page [•].

∎

Pursuant to Rule 2a-7, the Fund is subject to a “general liquidity requirement” that requires that the Fund hold securities that are sufficiently liquid to meet reasonably foreseeable shareholder redemptions in light of its obligations under Section 22(e) of the 1940 Act regarding share redemptions and any commitments the Fund has made to shareholders. To comply with this general liquidity requirement, BlackRock Advisors, LLC (“BlackRock”) must consider factors that could affect the Fund’s liquidity needs, including characteristics of the Fund’s investors and their likely redemptions. Depending upon the volatility of its cash flows (particularly shareholder redemptions), this may require the Fund to maintain greater liquidity than would be required by the daily and weekly minimum liquidity requirements discussed below.

∎

The Fund will not acquire any illiquid security (i.e., securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to them by the Fund) if, immediately following such purchase, more than 5% of the Fund’s total assets are invested in illiquid securities.

∎

The Fund will not acquire any security other than a daily liquid asset unless, immediately following such purchase, at least 25% of its total assets would be invested in daily liquid assets, and the Fund will not acquire any security other than a weekly liquid asset unless, immediately following such purchase, at least 50% of its total assets would be invested in weekly liquid assets. For a discussion of daily liquid assets and weekly liquid assets, please see the Glossary on page [•].

∎	The Fund seeks to maintain a net asset value (“NAV”) of $1.00 per share.

∎

The Fund intends to operate such that its OnChain Shares will be “eligible reserve assets” for payment stablecoin issuers under a U.S. law enacted in July 2025 designed to establish a framework for regulation of such issuers and any regulation adopted thereunder (the “GENIUS Act”). The Fund will not invest in any assets that do not qualify as eligible investments under the GENIUS Act (and any regulations thereunder) and that are not permitted under Rule 2a-7 for a government money market fund.

The Trust’s Board of Trustees (the “Board”) has chosen not to subject the Fund to discretionary liquidity fees. If the Board changes this policy with respect to discretionary liquidity fees, such change would become effective only after shareholders are provided with advance notice of the change.

Investment Objectives

The Fund seeks current income as is consistent with liquidity and stability of principal.

This investment objective of the Fund is a non-fundamental policy and may be changed with 60 days’ prior notice to shareholders.

Investment Process

The Fund will only invest in U.S. Treasury securities with a maturity of 93 days or less (from the settlement of the security in the Fund) and overnight repurchase agreements.

The securities purchased by the Fund are also subject to the quality, diversification, and other requirements of Rule 2a-7 under the 1940 Act, and other rules of the Securities and Exchange Commission (the “SEC”). The Fund will purchase only securities that are Eligible Securities. When required under Rule 2a-7, BlackRock will determine whether an instrument presents minimal credit risk pursuant to guidelines approved by the Board. For a discussion of Eligible Securities, please see the Glossary.

Principal Investment Strategies

The Fund’s principal investment strategies are described under the heading “Principal Investment Strategies of the Fund” in the “Fund Overview” section of this Prospectus.

Principal Investments

The section below describes the particular types of securities in which the Fund principally invests. The Fund may, from time to time, make other types of investments and pursue other investment strategies in support of its overall investment goal. These supplemental investment strategies are described in the SAI. The SAI also describes the Fund’s policies and procedures concerning the disclosure of portfolio holdings.

Repurchase Agreements.  The Fund may enter into repurchase agreements. Repurchase agreements are similar in certain respects to collateralized loans, but are structured as a purchase of securities by the Fund, subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. Under a repurchase agreement, the seller is required to furnish collateral at least equal in value or market price to the amount of the seller’s repurchase obligation.

The Fund may transfer uninvested cash balances into a single joint account with other BlackRock money market funds at the Fund’s custodian bank, the daily aggregate balance of which will be invested in one or more repurchase agreements.

U.S. Treasury Obligations.  The Fund may invest in direct obligations of the U.S. Treasury. The Fund may also invest in Treasury receipts where the principal and interest components are traded separately under the Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) program.

When-Issued, Delayed Delivery and Forward Commitment Transactions.  The Fund may transact in securities on a when-issued, delayed delivery or forward commitment basis. The Fund expects that commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis will not exceed 25% of the value of its total assets absent unusual market conditions. The Fund does not intend to purchase securities on a when-issued, delayed delivery or forward commitment basis for speculative purposes but only in furtherance of its investment objective. The Fund does not receive income from securities purchased on a when-issued, delayed delivery or forward commitment basis prior to delivery of such securities.

Other Investments

In addition to the principal investments described above, the Fund (except as noted below) may also invest or engage in the following investments/strategies:

Borrowing.  During periods of unusual market conditions, the Fund is authorized to borrow money from banks or other lenders on a temporary basis to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. The Fund will borrow money when BlackRock believes that the return from securities purchased with borrowed funds will be greater than the cost of the borrowing. Such borrowings may be secured or unsecured. The Fund will not purchase portfolio securities while borrowings in excess of 5% of such Fund’s total assets are outstanding.

Illiquid Investments.  The Fund will not invest more than 5% of the value of its respective total assets in illiquid securities that it cannot sell in the ordinary course within seven days at approximately current value.

Investment Risks

Risk is inherent in all investing. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.

The following is a description of certain risks of investing in the Fund, including risks related to the use of blockchain technologies. The order of the below risk factors does not indicate the significance of any particular risk factor.

Principal Risks of Investing in the Fund

Blockchain Regulatory Risk. The regulation of digital assets (such as OnChain Shares) and related products and services continues to evolve, may take many different forms and will, therefore, impact digital assets and their usage in a variety of manners. Ongoing and future regulatory actions with respect to digital assets could alter, perhaps to a materially adverse extent, the nature of an investment in OnChain Shares, the ability of shareholders to engage in transactions in OnChain Shares or the ability of the Fund to continue to operate. Neither the Fund, the Transfer Agent, nor any persons associated with the operation of the underlying blockchain, are licensed under the virtual currency or money transmission regulations of any state in the United States or registered with the U.S. Department of the Treasury Financial Crimes Enforcement Network (“FinCEN”). If any regulatory authority were to determine that additional licensing or registration was required for any such party, it could affect their operations or viability, and could adversely affect the ability of shareholders to engage in peer-to-peer transfers of OnChain Shares to other whitelisted shareholders. This in turn could have a material adverse effect on the liquidity of OnChain Shares and the shareholders’ ability to transfer OnChain Shares. In addition, the treatment of OnChain Shares under applicable state law, including the Uniform Commercial Code (“UCC”) as adopted by the Commonwealth of Massachusetts, is uncertain. For example, while the Fund’s organizational documents provide that it is the intention of the Trust that the Tokens be treated as securities under Article 8 of the UCC (regardless of whether the relevant jurisdiction has adopted Article 12 of the UCC), it is possible that a Massachusetts court (or another court with jurisdiction) could view the Tokens as separable from OnChain Shares and treat the Tokens as “general intangibles” under Article 9 of the UCC.

Blockchain Technology Risk. Blockchain technology is a relatively new and untested technology that operates as a distributed ledger. There are risks associated with the Fund’s issuance, redemption, transfer, and recordkeeping of OnChain Shares on a blockchain, and these risks may not fully emerge until the technology becomes more widely used. Transactions in OnChain Shares on the blockchain are subject to associated risks including: (a) a rapidly evolving regulatory landscape, which might include security, privacy or other regulatory concerns that could require changes to digital systems that disrupt transactions in OnChain Shares; (b) the possibility of undiscovered technical flaws in an underlying technology, including in the process by which transactions are recorded to the blockchain or by which the validity of a copy of such blockchain can be authenticated; (c) the possibility that security measures that authenticate prior transactions could be compromised, or “hacked,” which could allow an attacker to alter the blockchain and thereby disrupt the ability to corroborate definitive transactions recorded on the blockchain; (d) the possibility that new technologies or services will inhibit access to the blockchain; (e) the possibility that a breach to one blockchain could cause investors, and the public generally, to lose trust in blockchain technology and increase reluctance to issue and invest in assets recorded on blockchains; (f) the possibility of breakdowns and transaction halts as a result of undiscovered technology flaws that could prevent transactions for a period of time; (g) the possibility that a digital “wallet” application or interface is hacked by a third party, resulting in a loss of the shareholder’s OnChain Shares; (h) in the event a shareholder’s private key is stolen, the possibility that a third party could liquidate a shareholder’s OnChain Shares and steal the proceeds, potentially leading to irreversible shareholder losses; (i) undiscovered technical flaws in the Transfer Agent’s blockchain-integrated system, or the manner in which private keys are held and secured which among other things could result in unauthorized minting; (j) delays in transaction processing resulting from, among other things, the inability of the network to reach consensus on transactions; (k) the volatility of blockchain network transaction fees; (l) a blockchain network experiencing a “fork” (i.e., “split”) of the network, which would result in the existence of two or more versions of the blockchain network running in parallel, but with each version’s native asset lacking interchangeability, potentially competing with each other for users and other participants; and (m) a data security breach affecting the off-chain database, or sophisticated chain analysis techniques applied to the public onchain record, could result in the theft or reconstruction of information sufficient to link a shareholder’s identity with the corresponding OnChain Share balances recorded on the blockchain, thereby enabling a bad actor to determine such shareholder’s identity and complete investing history in the Fund. Shareholders are responsible for securing their private key against loss or theft for their wallet where they hold OnChain Shares.

Credit Risk.  Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will be unable or unwilling to make timely payments of interest and principal when due or otherwise honor their obligations. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Experience with Digital Securities. The Fund is one of the few registered funds to issue OnChain Shares in the form of digital securities. Given the novel nature of such digital asset security issuance in this format, the Fund, BlackRock and the Transfer Agent are to be considered as having limited experience using blockchain technology to maintain records and facilitate transactions in the interests of a registered fund that issues digital securities. Accordingly, there may be an increased risk of errors or unauthorized transactions involving OnChain Shares. Any such errors or unauthorized transactions could adversely affect the Fund.

Income Risk.  The Fund’s yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

Interest Rate Risk.  Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities. Due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund. Very low or negative interest rates may magnify interest rate risk. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns or pay dividends to Fund shareholders. The Fund may be subject to a greater risk of rising interest rates during a period of historically low interest rates. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and may detract from the Fund’s ability to achieve its investment objective.

Market Risk and Selection Risk.  Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Fund and its investments. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

Operational and Technology Risks.  The Fund and the entities with which it interacts directly or indirectly are susceptible to operational and technology risks, including those related to human errors, processing errors, communication errors, systems failures, cybersecurity incidents, and the use of artificial intelligence and machine learning (“AI”), which may result in losses for the Fund and its shareholders or impair the Fund’s operations. These entities include, but are not limited to, the Fund’s adviser, administrator, distributor, other service providers (e.g., index and benchmark providers, accountants, custodians, and transfer agents), financial intermediaries, counterparties, market makers, Authorized Participants, listing exchanges, other financial market operators, and governmental authorities, as applicable. Operational and technology risks for the issuers in which the Fund invests could also result in material adverse consequences for such issuers and may cause the Fund’s investments in such issuers to lose value. The Fund may incur substantial costs in order to mitigate operational and technology risks.

Cybersecurity incidents can result from deliberate attacks or unintentional events against an issuer in which the Fund invests, the Fund or any of its service providers. They include, but are not limited to, gaining unauthorized access to systems, misappropriating assets or sensitive information, corrupting or destroying data, and causing operational disruption. Geopolitical tension may increase the scale and sophistication of deliberate attacks, particularly those from nation states or from entities with nation state backing. Cybersecurity incidents may result in any of the following: financial losses; interference with the Fund’s ability to calculate its NAV; disclosure of confidential information; impediments to trading; submission of erroneous trades by the Fund or erroneous subscription or redemption orders; the inability of the Fund or its service providers to transact business; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; and other legal and compliance expenses. Furthermore, cybersecurity incidents may render records of the Fund, including records relating to its assets and transactions, shareholder ownership of Fund shares, and other data integral to the Fund’s functioning, inaccessible, inaccurate or incomplete. Power outages, natural disasters, equipment malfunctions and processing errors that threaten information and technology systems relied upon by the Fund or its service providers, as well as market events that occur at a pace that overloads these systems, may also disrupt business operations or impact critical data. In addition, the risks of increased use of AI technologies, such as machine learning, include data risk, transparency risk, and operational risk. The AI technologies, which are generally highly reliant on the collection and analysis of large amounts of data, may incorporate biased or inaccurate data, and it is not possible or practicable to incorporate all relevant data into such technologies. The output or results of any such AI technologies may therefore be incomplete, erroneous, distorted or misleading. Further, AI tools may lack transparency as to how data is utilized and how outputs are generated. AI technologies may also allow the unintended introduction of vulnerabilities into infrastructures and applications. The Fund and its shareholders could be negatively impacted as a result of these risks associated with AI technologies. AI technologies and their current and potential future applications, and the regulatory frameworks within which they operate, continue to quickly evolve, and it is impossible to anticipate the full scope of future AI capabilities or rules and the associated risks to the Fund.

While the Fund’s service providers are required to have appropriate operational, information security and cybersecurity risk management policies and procedures, their methods of risk management may differ from those of the Fund in the setting of priorities, the personnel and resources available or the effectiveness of relevant controls. The Fund and BlackRock seek to reduce these risks through controls, procedures and oversight, including establishing business continuity plans and risk management systems. However, there are inherent limitations in such plans and systems, including the possibility that certain risks that may affect the Fund have not been identified or may emerge in the future; that such plans and systems may not completely eliminate the occurrence or mitigate the effects of operational or information security disruptions or failures or of cybersecurity incidents; or that prevention and remediation efforts will not be successful or that incidents will go undetected. The Fund cannot control the systems, information security or other cybersecurity of the issuers in which it invests or its service providers, counterparties, and other third parties whose activities affect the Fund.

Lastly, the regulatory climate governing cybersecurity and data protection is developing quickly and may vary considerably across jurisdictions. Regulators continue to develop new rules and standards related to cybersecurity and data protection. Compliance with evolving regulations can be demanding and costly, requiring substantial resources to monitor and implement required changes.

Repurchase Agreements Risk.  If the other party to a repurchase agreement defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value of the security declines, the Fund may lose money.

Risk of Investing in the United States.  A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States are changing many aspects of financial, commercial, public health, environmental, and other regulation and may have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future. Although elevated debt levels do not necessarily indicate or cause economic problems, elevated public debt service costs may constrain future economic growth. The United States has developed increasingly strained relations with a number of foreign countries. If relations with certain countries deteriorate, it could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the United States for trade.

Stablecoin Regulatory Risk.  The Fund intends to operate such that its OnChain Shares will be “eligible reserve assets” for payment stablecoin issuers under the GENIUS Act. However, aspects of the GENIUS Act remain unclear and subject to interpretation, and federal regulators, including the Office of the Comptroller of the Currency (OCC) and the U.S. Department of the Treasury, are developing implementing standards that have not been finalized as of the date of this Prospectus. Changes in, or new interpretations of, the GENIUS Act or related rules could affect the types of instruments the Fund is permitted to hold under that framework or the methods by which the Fund implements its investment strategy, including operational processes tied to its permissioned use of public blockchains for OnChain Shares. These developments could require the Fund to adjust portfolio holdings or modify operational practices and could adversely affect the Fund or its shareholders.

Stable Net Asset Value Risk.  The Fund may not be able to maintain a stable NAV of $1.00 per share at all times. If the Fund fails to maintain a stable NAV (or if there is a perceived threat of such a failure), the Fund, along with other money market funds, could be subject to increased redemption activity.

Treasury Obligations Risk.  Direct obligations of the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund. In addition, notwithstanding that U.S. Treasury obligations are backed by the full faith and credit of the United States, circumstances could arise that could prevent the timely payment of interest or principal, such as reaching the legislative “debt ceiling.” Such non-payment could result in losses to the Fund and substantial negative consequences for the U.S. economy and the global financial system.

When-Issued and Delayed Delivery Securities and Forward Commitments Risk.  When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Other Risks of Investing in the Fund

The Fund (except as noted below) may also be subject to certain other non-principal risks associated with its investments and investment strategies, including:

Borrowing Risk.  Borrowing may exaggerate changes in the NAV of Fund shares and in the return on the Fund’s portfolio. Borrowing will cost the Fund interest expense and other fees. The costs of borrowing may reduce the Fund’s return. Borrowing may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.

Expense Risk.  Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated. For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant.

Illiquid Investments Risk.  The Fund’s liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund. The Fund’s illiquid investments may reduce the returns of the Fund because it may be difficult to sell the illiquid investments at an advantageous time or price. The Fund may be unable to pay redemption proceeds within the time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons.

Investment in Other Investment Companies Risk.  As with other investments, investments in other investment companies, including exchange-traded funds (“ETFs”), are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, including ones affiliated with the Fund, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies (to the extent not offset by BlackRock through waivers). To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.

Large Shareholder and Large-Scale Redemption Risk.  Certain shareholders, including a third-party investor, the Fund’s adviser or an affiliate of the Fund’s adviser, partnering entities in the crypto ecosystem, Crypto Intermediaries, or another entity, may from time to time own or manage a substantial amount of Fund shares or may invest in the Fund and hold its investment for a limited period of time. There can be no assurance that any large shareholder or large group of shareholders would not redeem their investment or that the size of the Fund would be maintained. Redemptions of a large number of Fund shares by these shareholders may adversely affect the Fund’s liquidity and net assets. These redemptions may force the Fund to sell portfolio securities to meet redemption requests when it might not otherwise do so, which may negatively impact the Fund. In addition, large redemptions can result in the Fund’s current expenses being allocated over a smaller asset base, which generally could result in an increase in the Fund’s expense ratio.

Ownership Limitations Risk.  If certain aggregate and/or fund-level ownership thresholds are reached through transactions undertaken by BlackRock, its affiliates or the Fund, or as a result of third-party transactions or actions by an issuer or regulator, the ability of BlackRock and its affiliates on behalf of clients (including the Fund) to purchase or dispose of investments, exercise rights or undertake business transactions may be restricted by law, regulation or rule or otherwise impaired. The capacity of the Fund to invest in certain securities or other assets may be affected by the relevant threshold limits, and such limitations may have adverse effects on the liquidity and performance of the Fund’s portfolio holdings.

For example, ownership limits may apply to securities whose issuers operate in certain regulated industries or in certain international markets. Such limits also may apply where the investing entity (such as the Fund) is subject to corporate or regulatory ownership restrictions or invests in certain futures or other derivative transactions. In certain circumstances, aggregate and/or fund-level amounts invested or voted by BlackRock and its affiliates for client funds and accounts managed by BlackRock (including the Fund) may not exceed the relevant limits without the grant of a license or other regulatory or corporate approval, order, consent, relief or non-disapproval. However, there is no guarantee that permission will be granted, or that, once granted, it will not be modified or revoked at a later date with minimal or no notice. In other cases, exceeding such thresholds may cause BlackRock and its affiliates, the Fund or other client accounts to suffer disadvantages or business restrictions.

Ownership limitations are highly complex. It is possible that, despite BlackRock’s intent to either comply with or be granted permission to exceed ownership limitations, it may inadvertently breach a limit or violate the corporate or regulatory approval, order, consent, relief or non-disapproval that was obtained.

Reliance on Adviser Risk.  The Fund is dependent upon services and resources provided by BlackRock, and therefore BlackRock’s parent, BlackRock, Inc. BlackRock is not required to devote its full time to the business of the Fund and there is no guarantee or requirement that any investment professional or other employee of BlackRock will allocate a substantial portion of his or her time to the Fund. The loss of, or changes in, BlackRock’s personnel could have a negative effect on the performance or the continued operation of the Fund.

Risks Related to Transaction Processing on the Blockchain. Transactions on the relevant blockchain are subject to such blockchain’s protocol. Shareholders will generally be required to pay transaction fees (sometimes referred to as “gas” fees) to validators on the blockchain in order to facilitate shareholder-initiated transactions. Such fees, which vary from blockchain to blockchain, are typically in the form of the digital asset native to such blockchain (for example, ETH on Ethereum) but may also include other eligible digital assets depending on network design. Gas measures the amount of computational effort required to execute a given transaction. The amount of gas required to execute a transaction will vary from transaction to transaction depending on, among other things, the complexity or size of a particular transaction and the congestion on the relevant blockchain. Congestion on the blockchain may be due to increased transactions involving smart contracts that are unrelated to OnChain Shares, and the Fund cannot control such congestion. The time it takes to complete a transaction will depend on how much gas fees are paid and how congested the blockchain is and typically ranges from 15 seconds up to 15 minutes under normal network conditions. Since the blockchain generally will prioritize transactions offering higher gas fees over those offering lower gas fees, shareholders who wish to have a transaction processed faster should be aware that they may incur higher transaction fees. The Fund does not establish the amount of gas fees required to complete a transaction and there is no limit on the gas fees a transaction may need to complete in a timely manner. For transactions relating to purchases of OnChain Shares and dividend distributions, transaction fees will be the responsibility of BlackRock, and shareholders will not be required to purchase any native digital asset to transact on the applicable network. Redemption transactions or peer-to-peer transactions will require the shareholder to pay the gas fees. Therefore, if a shareholder does not maintain adequate assets in its wallet to pay for gas fees, it will not be able to engage in transactions on the blockchain. If a shareholder is unwilling or unable to pay for gas fees at a high enough rate, the transaction may fail or may not be completed in a timely manner. In some cases, this could mean that even where a shareholder initiates a redemption transaction before the Fund’s cut-off time for redemptions, the Fund may not receive such redemption request in good order before the cut-off time. In these cases, a redeeming shareholder would continue to be a shareholder in the Fund (and subject to fluctuations in the value of its OnChain Shares) until the Fund next determines its net asset value following the receipt of such redemption request in good order. The Fund does not control any blockchain, and there is no guarantee that a blockchain will continue to operate under its current terms in the future. If a blockchain moves to a different mechanism for validating transactions in the future, it could negatively impact the amount or character of the fees due on transactions in OnChain Shares and/or the liquidity of OnChain Shares.

Account Information

Valuation of Fund Investments and Price of Fund Shares

The price you pay when you purchase or redeem the Fund’s shares is the NAV next determined after confirmation of your order. The Fund calculates the NAV as follows:

NAV =	(Value of Assets of a Share Class) – (Liabilities of the Share Class)
Number of Outstanding Shares of the Share Class

The Fund’s NAV per share is calculated by JPMorgan Chase Bank, N.A. (“JPM”) on each day on which the New York Stock Exchange (“NYSE”) and the Federal Reserve Bank of Philadelphia are open for business (a “Business Day”). Generally, trading in non-U.S. securities, U.S. Government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of the Fund’s shares are determined as of such times.

In computing the NAV, the Fund uses the amortized cost method of valuation as described in the SAI under “Additional Purchase and Redemption Information.”

The NAV of the Fund normally is determined on each Business Day as of 5:00 p.m. (Eastern time).

The Fund reserves the right to advance the time for accepting purchase or redemption orders on any day when the NYSE, bond markets (as recommended by The Securities Industry and Financial Markets Association (“SIFMA”)) or the Federal Reserve Bank of Philadelphia closes early1, trading on the NYSE is restricted, an emergency arises or as otherwise permitted by the SEC. See “Purchase of OnChain Shares” and “Redemption of OnChain Shares” for further information. In addition, the Board may, for any Business Day, decide to change the time as of which the Fund’s NAV is calculated in response to new developments such as altered trading hours, or as otherwise permitted by the SEC.

In the event the NYSE does not open for business because of an emergency or other unanticipated event, the Fund may, but is not required to, open for purchase or redemption transactions if the Federal Reserve wire payment system is open. To learn whether the Fund is open for business during an emergency or an unanticipated NYSE closing, please call (800) 441-7450.

Purchase of OnChain Shares

To obtain an account application for OnChain Shares, please contact the Fund’s service center in Wilmington, Delaware by telephone (800-441-7450; in Delaware 302-797-2350) (the “Liquidity Service Center”) or visit the website at [•]. As part of the onboarding process, a prospective shareholder must also provide their digital wallet address to the Transfer Agent. The Transfer Agent retains the discretion to support only certain digital asset custodian wallets; please contact us at [•] to see if your provider is supported. Once the account application is completed and reviewed by the Transfer Agent, you will be notified that you (and your wallet) have been “whitelisted”.

After being whitelisted, shareholders can place subscription orders through the Fund’s internet-based order entry portal (“Cachematrix”) or by contacting the Liquidity Service Center by telephone (800-441-7450; in Delaware 302-797-2350). In addition to being whitelisted, shareholders need to be onboarded to Cachematrix in order to place a subscription order through the portal. Purchase orders received by the Transfer Agent in good order before 5:00 p.m. (Eastern Time) on each Business Day will be priced based on the next NAV calculated on that day (normally at 5:00 p.m. (Eastern Time)). To allow time for an order to be transmitted to the Transfer Agent, purchase orders on Cachematrix should be submitted by 4:55 p.m. (Eastern Time) in order to receive the NAV calculated on that Business Day. Purchase orders received by the Transfer Agent after 5:00 p.m. (Eastern Time) will be priced at the NAV determined on the next Business Day.

[1]

SIFMA currently recommends an early close for the bond markets on the following dates: April 3, May 22, July 2, November 27, December 24, and December 31, 2026. The NYSE will close early on November 27 and December 24, 2026.

Purchase orders received in good order and funded by 6:45 p.m. (Eastern Time) will result in new Tokens being minted to the investor’s shareholder wallet. Newly minted Tokens resulting from purchase orders received in good order will be “locked,” therefore unavailable, for peer-to-peer transfers until the Fund opens on the next Business Day.

Payment for OnChain Shares of the Fund may be made only in federal funds or other immediately available funds. If subscription proceeds are not received by the Transfer Agent by 6:45 p.m. (Eastern Time), the subscription order will be canceled. You may be charged for any costs incurred by the Fund or its service providers, including any costs incurred to recompute the Fund’s NAV, in connection with a purchase order that has been placed but for which the Fund has not received full payment by 6:45 p.m. (Eastern Time) on the day the purchase order was placed.

The Fund reserves the right to suspend or discontinue the offer and sale of its OnChain Shares and reject or cancel any purchase order for any reason.

Contact the Fund’s office at (800) 441-7450 for more information about how to purchase OnChain Shares.

OnChain Shares of the Fund are only registered for sale in the United States and certain of its territories. Consequently, the Fund generally does not accept investments from non-U.S. residents.

Redemption of OnChain Shares

OnChain Shares may be redeemed on a Business Day. Shareholders can place redemption orders by initiating an onchain redemption or by contacting the Liquidity Service Center (800-441-7450; in Delaware 302-797-2350), i.e. an “off-chain redemption request.”

Requests for redemptions must be received in good order by the Transfer Agent by 5:00 p.m. (Eastern Time) on any Business Day. Notwithstanding the foregoing, on any day that the principal bond markets close early (as recommended by SIFMA) or the Federal Reserve Bank of Philadelphia or the NYSE closes early, the Fund may advance the time on that day by which a redemption order must be placed so that it will be effected that day.

In order for an onchain redemption request to be treated as having been received in good order (and therefore be effective) as of a redemption date, the OnChain Shares to be redeemed must be moved to the Fund’s administrative redemption wallet (the “Redemption Wallet”) on the blockchain by the Fund deadline. Shareholders can find information on the Redemption Wallet by visiting [•]. OnChain Shares moved to the Redemption Wallet after the deadline on a Business Day (or at any time on a non-Business Day) will not be redeemed until the following Business Day. In these circumstances, a redeeming shareholder will not be able to effect further transfers of OnChain Shares that are in the Redemption Wallet but will be deemed to continue to own such OnChain Shares for all other purposes (including for accrual of dividends) until such OnChain Shares are redeemed by the Fund.

A shareholder will be deemed to have submitted a redemption request with respect to any OnChain Shares that it moves to the Redemption Wallet. The Transfer Agent will not consider OnChain Shares to have been moved to the Redemption Wallet until after it determines that the transaction is “final.” A transaction will be considered final only after (a) the transaction has been included in a block published to the blockchain and the timestamp of such block is prior to the applicable deadline and (b) a sufficient number of additional blocks have been added to the same chain. If a redemption request is not received in good order by the deadline on any Business Day, such amount will not be redeemed on such Business Day, unless the deadline is modified by the Board or its duly authorized agent.

Alternatively, a shareholder may submit an off-chain redemption request by calling the Liquidity Service Center (800-441-7450; in Delaware 302-797-2350) before 5:00 p.m. (Eastern Time). If the redemption request is accepted, the Transfer Agent will burn the Tokens in the shareholder’s wallet to effect the redemption. The Liquidity Service Center will not accept any shareholder redemption requests after 5:00 p.m. (Eastern Time).

If redemption orders are received by the Transfer Agent on a Business Day by the established deadlines, payment for redeemed OnChain Shares will typically be wired in federal funds on that same day, provided the Fund’s custodian is also open for business. Proceeds for redemption orders received on a day when the Fund’s custodian is closed are normally wired in federal funds on the next Business Day following redemption on which the Fund’s custodian is open for business. The Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of the Fund, an earlier payment could adversely affect the Fund.

Shareholders will generally be required to pay transaction fees (sometimes referred to as “gas” fees) to validators on the blockchain in order to facilitate shareholder-initiated transactions, including redemptions. On Ethereum, such fees are paid in the form of ETH, the digital asset native to the Ethereum blockchain. In connection with shareholder-initiated transactions, an investor must purchase or maintain a sufficient amount of the blockchain network’s native digital asset in such investor’s digital wallet on the blockchain to pay the “gas” fees associated with such transactions. By contrast, with respect to blockchain transactions initiated by the Fund, the Transfer Agent, or another service provider to the Fund in accordance with the Fund’s governing documents and/or applicable law, shareholders will generally not be required to pay associated transaction fees.

The Fund may suspend the right of redemption or postpone the date of payment under the conditions described under “Additional Purchase and Redemption Information”.

Notwithstanding the foregoing, on any day that the principal bond markets close early (as recommended by SIFMA) or the Federal Reserve Bank of Philadelphia or the NYSE closes early, the Fund may advance the time on that day by which a redemption order must be placed so that it will be effected that day.

Contact the Fund’s office at (800) 441-7450 for specific information.

The Fund shall have the right to redeem OnChain Shares held by any shareholder if the value of such OnChain Shares is less than $100,000 (other than due to market fluctuations), after 60 days’ prior written notice to the shareholder. If during the 60-day period the shareholder increases the value of its OnChain Shares to $100,000 or more, no such redemption shall take place. If the value of a shareholder’s OnChain Shares falls below an average of $100,000 in any particular calendar month, the account may be charged a service fee with respect to that month. Any such redemption shall be effected at the NAV next determined after the redemption order is entered.

In addition, the Fund may redeem OnChain Shares involuntarily under certain special circumstances described in the SAI under “Additional Purchase and Redemption Information.” A Financial Intermediary redeeming OnChain Shares of the Fund on behalf of its customers is responsible for transmitting orders to such Fund in accordance with its customer agreements.

Under normal and stressed market conditions, the Fund typically expects to meet redemption requests by using cash or cash equivalents in its portfolio or by selling portfolio assets to generate additional cash.

Additional Purchase and Redemption Information

Upon receipt of a proper redemption request submitted in a timely manner and otherwise in accordance with the redemption procedures set forth in this prospectus, the Fund will redeem the requested shares and make a payment to you in satisfaction thereof no later than the Business Day following the redemption request.

The Fund may postpone and/or suspend redemption and payment beyond one Business Day only as follows:

a.	For any period during which there is a non-routine closure of the Federal Reserve wire system or applicable Federal Reserve Banks;

b.	For any period (1) during which the NYSE is closed other than customary week-end and holiday closings or (2) during which trading on the NYSE is restricted;

c.

For any period during which an emergency exists as a result of which (1) disposal of securities owned by the Fund is not reasonably practicable or (2) it is not reasonably practicable for the Fund to fairly determine the NAV of shares of the Fund;

d.	For any period during which the SEC has, by rule or regulation, deemed that (1) trading shall be restricted or (2) an emergency exists;

e.	For any period that the SEC may by order permit for your protection; or

f.

For any period during which the Fund, as part of a necessary liquidation of the Fund, has properly postponed and/or suspended redemption of shares and payment in accordance with federal securities laws (as discussed below).

If the Board, including a majority of the non-interested Trustees, determines either that (1) the Fund has invested, at the end of a business day, less than 10% of its total assets in weekly liquid assets, or (2) the Fund’s calculated NAV per share has deviated from $1.00 or such deviation is likely to occur; then the Board, subject to certain conditions, may upon making an irrevocable determination to liquidate the Fund, suspend redemptions and payment of redemption proceeds in order to facilitate the permanent liquidation of the Fund in an orderly manner. The Fund, prior to suspending redemptions, will notify the SEC of its decision to liquidate and suspend redemptions. If this were to occur, it would likely result in a delay in your receipt of your redemption proceeds.

In such circumstances, the Fund may also suspend the ability of shareholders to engage in peer-to-peer transactions in OnChain Shares.

Market timing is an investment technique involving frequent short-term trading of mutual fund shares designed to exploit market movements or inefficiencies in the way a mutual fund prices its shares. The Board has not adopted a market timing policy for the Fund because the Fund seeks to maintain a stable NAV of $1.00 per share and generally the Fund’s shares are used by investors for short-term investment or cash management purposes. There can be no assurances, however, that the Fund may not, on occasion, serve as a temporary or short-term investment vehicle for those who seek to market time funds offered by other investment companies.

Under certain circumstances, if no activity occurs in an account within a time period specified by state law, a shareholder’s shares in the Fund may be transferred to that state.

How to Transfer Shares

You are solely responsible for identifying counterparties for peer-to-peer transfers. Neither the Fund, the investment manager, nor the Transfer Agent will arrange, match, broker, or otherwise facilitate contact between transferors and transferees.

Peer-to-Peer Transfers of OnChain Shares

OnChain Shares may be transferred in peer-to-peer transactions from one shareholder wallet to another current shareholder wallet within the Ethereum blockchain network. A record of completed peer-to-peer transactions is viewable on the blockchain due to being recorded by the Transfer Agent’s blockchain-integrated recordkeeping system. Before transferring OnChain Shares, you (as the transferor) and the potential transferee must each have an active, permissioned (i.e., “whitelisted”) account registered with the Transfer Agent. Newly minted Tokens resulting from investor purchases will not be eligible for peer-to-peer transactions until the start of the next Business Day.

The Fund imposes no minimum number of OnChain Shares required to effect a transfer. There will, however, be a minimum fractional token size, which, in practice will place limits on the minimum number of OnChain Shares that can be transferred in a peer-to-peer transaction. OnChain Shares will be coded such that they can only be transferred to wallets that previously have been whitelisted by the Transfer Agent. Peer-to-peer transfers of OnChain Shares can occur at any time on any given day, including outside of the Fund’s normal business hours. Such transfers are completed upon transaction confirmation on the relevant blockchain. A transferee will become a registered owner of OnChain Shares at the time such OnChain Shares are transferred to their wallet, which may occur intra-day or on days or at times when the Fund is closed for business. A transferee will be entitled to receive dividends with respect to OnChain Shares so long as the transferee is the record owner of the share at 5:00 p.m. (Eastern Time). To the extent a peer-to-peer transfer occurs after 5:00 p.m. (Eastern Time) on a given day, a transferee’s right to receive dividends with respect to a Share will not begin until the following day. For more information on dividend eligibility, shareholders should consult the “Dividends and Distributions” section of this Prospectus.

The Fund has no ability to control or monitor the price at which peer-to-peer transfers of OnChain Shares occur, and such transfers may be executed at prices that differ from the Fund’s then-current NAV. Engaging in peer-to-peer transfers may, in certain circumstances, have legal and tax implications for those investors under the federal securities laws or otherwise. This Prospectus does not designate any person as authorized to consummate transactions in OnChain Shares. In addition, as of the date of this Prospectus, no person other than the Distributor is authorized by the Fund to act as a dealer in OnChain Shares and no person is permitted to so act without the express written authorization of the Fund.

A whitelisted investor must be aware of other whitelisted investors who are available to enter into peer-to-peer transfers and neither the Fund nor the Transfer Agent will play any role in connecting transferors and transferees or setting the terms on which they transact. The Fund may, in its sole discretion, limit the ability of shareholders to transact on a peer-to-peer basis, including, for example, during periods where the Fund has determined to suspend redemptions in accordance with applicable law as described above under “Additional Purchase and Redemption Information.”

Peer-to-peer transfers do not constitute a public trading market and OnChain Shares will not be listed for trading on any such market, including a national securities exchange or an alternative trading system operating by a registered broker that is subject to Regulation ATS. Neither the blockchain nor any platform maintained by the Fund or the Transfer Agent will provide a display of bids or offers for Tokens or provide any functionality for order matching. The Transfer Agent cannot ensure the reliability of any transfer of other assets negotiated in connection with peer-to-peer transfers.

Blockchain network(s) on which a peer-to-peer transfer is recorded may impose transaction fees to execute the transaction on the network. These fees are typically paid in the native digital asset for the operation of the blockchain network. With respect to peer-to-peer transfers (including wallet-to-wallet transfers by the same person), the parties engaged in such transactions will be responsible for any applicable blockchain transaction fees (e.g., gas fees).

You should consult your own tax advisor regarding your particular circumstances, and about any federal, state, local and foreign tax consequences in connection with the transfer of OnChain Shares.

Distribution and Shareholder Servicing Payments

Other Payments by BlackRock

From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency, sub-accounting and shareholder services at its or their own expense and out of its or their profits. BlackRock, the Distributor and their affiliates may also compensate affiliated and unaffiliated Financial Intermediaries for the sale and distribution of shares of the Fund. These payments would be in addition to the Fund payments described in this prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Financial Intermediary, may be based on a percentage of the value of shares sold to, or held by, customers of the Financial Intermediary or may be calculated on another basis. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial and, in some circumstances, may create an incentive for a Financial Intermediary, its employees or associated persons to recommend or sell shares of the Fund to you.

Certain record owners of OnChain Shares are expected to be trust or other accounts maintained by state or federally chartered crypto banks or other financial intermediaries in the crypto ecosystem (“Crypto Intermediaries”). Crypto Intermediaries may provide custody, staking, governance, and settlement services to their customers, who may be payment stablecoin issuers or end-users of payment stablecoins. In consideration of these shareholder services, BlackRock or its affiliates may make payments to one or more Crypto Intermediaries. Any such payments will be made from the assets of BlackRock and/or such affiliates (and not the Fund).

Please contact your Financial or Crypto Intermediary for details about payments it may receive from the Fund or from BlackRock, the Distributor or their affiliates. For more information, see the SAI.

Dividends and Distributions

The Fund declares dividends daily and distributes substantially all of its net investment income to shareholders monthly. OnChain Shares begin accruing dividends on the day the purchase order for the OnChain Shares is effected and continue to accrue dividends through the day before such OnChain Shares are redeemed or transferred. Shareholders will be eligible for a dividend on any OnChain Shares that are held by the shareholder as of 5:00 p.m. (Eastern Time) on any day. Unless they are reinvested, dividends are paid monthly generally by wire transfer.

Shareholders may elect to have their dividends reinvested or paid in cash. Shareholders electing to have their dividends reinvested will receive newly minted OnChain Shares in their digital wallet on the first Business Day of each month. Reinvested dividends are available for redemption on the first Business Day. Reinvested dividends receive the same tax treatment as dividends paid in cash.

Federal Taxes

Distributions paid by the Fund will generally be taxable to shareholders. The Fund expects that all, or virtually all, of its distributions will consist of ordinary income that is not eligible for the reduced rates applicable to qualified dividend income. You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. The one major exception to these tax principles is that distributions on shares held in an individual retirement account (“IRA”) (or other tax-qualified plan) will not be taxable until you withdraw or receive distributions from the plan.

Distributions derived from taxable interest income or capital gains on portfolio securities, if any, will be subject to federal income taxes and will generally be subject to state and local income taxes. If you redeem shares of the Fund, you generally will be treated as having sold your shares. Any gain on a redemption, sale or other disposition of shares generally will be subject to tax.

A shareholder in a money market fund such as the Fund may elect to adopt a simplified, aggregate accounting method under which gains and losses can be netted based on computation periods rather than reported separately. Capital gains and losses determined under the simplified, aggregate accounting method are treated as short-term capital gains and losses. Because OnChain Shares may be transferred in peer-to-peer transactions, a shareholder disposing of OnChain Shares via peer-to-peer transaction may realize gains and losses generally due to differences between the price at which OnChain Shares were acquired and the price at which OnChain Shares are transferred. Such realized gains and losses generally would be accounted for separately unless the shareholder adopted the simplified, aggregate accounting method. Shareholders are urged to consult their tax advisors.

The Fund will be required in certain cases to withhold and remit to the United States Treasury a percentage of taxable ordinary income or capital gain dividends paid to any non-corporate shareholder who (1) has failed to provide a correct tax identification number, (2) is subject to back-up withholding by the IRS for failure to properly include on his or her return payments of taxable interest or dividends, or (3) has failed to certify to the Fund that he or she is not subject to back-up withholding or that he or she is an “exempt recipient.” Backup withholding is not an additional tax. Any amount withheld generally may be allowed as a refund or a credit against a shareholder’s federal income tax liability provided the required information is timely provided to the IRS.

A 3.8% Medicare tax is imposed on the net investment income (which includes, but is not limited to, interest, dividends and net gain from investments) of U.S. individuals with income exceeding $200,000, or $250,000 if married filing jointly, and of trusts and estates.

The discussion above relates solely to U.S. federal income tax law as it applies to U.S. persons. Nonresident aliens, foreign corporations and other foreign investors in the Fund whose investment is not connected to a U.S. trade or business of the investor may be eligible for an exemption from U.S. federal income tax on Fund distributions properly reported by the Fund as attributable to U.S.-source interest income and capital gains of the Fund. It is not possible to predict what portion, if any, of the Fund’s distributions will be reported as eligible for this exemption. Furthermore, tax may apply to such distributions if the recipient’s investment in the Fund is connected to a trade or business of the recipient in the United States or if the recipient is present in the United States for 183 days or more in a year and certain other conditions are met.

Separately, a 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid to (i) certain foreign financial institutions and investment funds, and (ii) certain other foreign entities. To avoid withholding, foreign financial institutions and investment funds will generally either need to (a) collect and report to the IRS detailed information identifying their U.S. accounts and U.S. account holders, comply with due diligence procedures for identifying U.S. accounts and withhold tax on certain payments made to noncomplying foreign entities and account holders or (b) if an intergovernmental agreement is entered into and implementing legislation is adopted, comply with the agreement and legislation. Other foreign entities will generally either need to provide detailed information identifying each substantial U.S. owner or certify there are no such owners.

All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in the Fund.

State and Local Taxes

Shareholders may also be subject to state and local taxes on distributions and dispositions of shares. State income taxes may not apply, however, to the portions of the Fund’s distributions, if any, that are attributable to interest on certain U.S. government securities and interest on securities of that state or localities within that state.

The Fund is generally required to report to each shareholder and to the IRS the amount of Fund distributions to that shareholder, including both taxable and exempt-interest dividends. This is not required, however, for distributions paid to certain types of shareholders that are “exempt recipients,” including foreign and domestic corporations, IRAs, tax-exempt organizations, and the U.S. federal and state governments and their agencies and instrumentalities. As a result, some shareholders may not receive Forms 1099-DIV or 1099-INT with respect to all distributions received from the Fund. The Transfer Agent will send to Fund shareholders that are not exempt recipients, or their authorized representatives, an annual statement reporting the amount, if any, of dividends and distributions made during each year and their federal tax treatment.

Brokers and the Transfer Agent are generally required by law to report to each shareholder and to the IRS cost basis information for shares acquired on or after January 1, 2012, and sold or redeemed after that date. However, cost basis reporting is not required with respect to a disposition of shares in a money market fund, such as the Fund. As a result, shareholders should not expect to receive such information from the Fund or any intermediary. Instead, shareholders will be responsible for maintaining their own cost basis records and for properly reporting on their tax returns any gain or loss from the sale or other disposition of OnChain Shares. Shareholders should consult their tax advisors regarding the determination of cost basis and the proper reporting of gains and losses.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation. More information about taxes is included in the SAI.

Management of the Fund

BlackRock

BlackRock, the Fund’s investment manager, manages the Fund’s investments and its business operations subject to the oversight of the Board. While BlackRock is ultimately responsible for the management of the Fund, it is able to draw upon the trading, research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. BlackRock is an indirect, majority-owned subsidiary of BlackRock, Inc.

BlackRock, a registered investment adviser, was organized in 1994 to perform advisory services for investment companies. BlackRock and its affiliates had approximately $14.0 trillion in investment company and other portfolio assets under management as of December 31, 2025.

The Trust has entered into a management agreement (the “Management Agreement”) with BlackRock under which BlackRock provides certain investment advisory, administrative and accounting services to the Fund.

The management fee for the Fund is equal to Calculation A plus Calculation B as follows:

Calculation A	Calculation B
.175% of the first $1 billion*	.175% of the first $1 billion**
.150% of the next $1 billion*	.150% of the next $1 billion**
.125% of the next $1 billion*	.125% of the next $1 billion**
.100% of the next $1 billion*	.100% of amounts in excess of $3 billion.**
.095% of the next $1 billion*
.090% of the next $1 billion*
.085% of the next $1 billion*
.080% of amounts in excess of $7 billion.*

*	Based on the combined average daily net assets of the Fund and three other portfolios of the Trust not offered by this prospectus (FedFund, T-Fund, Treasury Trust Fund).

**	Based on the average daily net assets of the Fund whose management fee is being calculated.

Under the Management Agreement, BlackRock is authorized to engage sub-contractors to provide any or all of the services provided for under the Management Agreement. BlackRock has engaged JPM to provide certain administrative services with respect to the Trust. Any fees payable to JPM do not affect the fees payable by the Fund to BlackRock.

BlackRock has agreed to cap the Fund’s combined management fees plus miscellaneous/other expenses (excluding: (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) the Fund’s pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies; (iii) other expenses attributable to, and incurred as a result of, the Fund’s investments; and (iv) extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Fund’s business, if any), of each share class of the Fund at the levels shown below and in the Fund’s fees and expenses table in the “Fund Overview” section of this prospectus. Items (i), (ii), (iii) and (iv) in the preceding sentence are referred to in this prospectus as “Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses.” To achieve these expense caps, BlackRock has agreed to waive or reimburse fees or expenses for OnChain Shares if these expenses exceed a certain limit as indicated in the table below.

Fund	Contractual Caps[1] on Combined Management Fees and Miscellaneous/Other Expenses[2] (excluding certain Fund expenses)

BlackRock Select Treasury Based Liquidity Fund	[•	]%

[1] The contractual caps are in effect through [•]. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

[2]  As a percentage of average daily net assets.

BlackRock and the Distributor have voluntarily agreed to waive a portion of their respective fees and/or reimburse operating expenses to enable the Fund to maintain minimum levels of daily net investment income. BlackRock and the Distributor may discontinue this waiver and/or reimbursement at any time without notice.

For the fiscal year ended October 31, 2025, the management fee received by BlackRock, net of management fee waivers, as a percentage of the Fund’s average daily net assets, was as follows:

Fund	Management Fee Rates (Net of Applicable Waivers)

BlackRock Select Treasury Based Liquidity Fund	[•	]%

The services provided by BlackRock are described further in the SAI under “Management of the Fund.”

A discussion of the basis for the Board’s approval of the Management Agreement with BlackRock is available in the Trust’s reports filed on Form N-CSR for the fiscal year ended October 31, 2025.

From time to time, a manager, analyst, or other employee of BlackRock or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of BlackRock or any other person within the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and BlackRock disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund. BlackRock or its affiliates will use at least 5% of BlackRock’s net revenue from its management fee from BlackRock Select Treasury Based Liquidity Fund to further educational initiatives. BlackRock will make a contribution to an educational initiative at least annually, with BlackRock maintaining the option to increase, decrease or terminate this contribution in its sole discretion at any time.

Additionally, BlackRock may at its discretion enter into a license or other agreement (an “Agreement”) with one or more educational organizations from time to time. Pursuant to the relevant Agreement, the organization would grant BlackRock a license permitting BlackRock to use the organization’s name and logo. No organization will provide any investment advisory services to BlackRock or BlackRock Select Treasury Based Liquidity Fund or participate in, or have any influence on, the day-to-day operations of, BlackRock Select Treasury Based Liquidity Fund.

Conflicts of Interest

The investment activities of BlackRock and its affiliates (including BlackRock, Inc. and its subsidiaries (collectively, the “Affiliates”)), and their respective directors, officers or employees, in managing their own accounts and other accounts, may present conflicts of interest that could disadvantage the Fund and their shareholders.

BlackRock and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and in the ordinary course of business may engage in activities in which their interests or the interests of other clients may conflict with those of the Fund. BlackRock and its Affiliates act, or may act, as an investor, research provider, investment manager, commodity pool operator, commodity trading advisor, financier, underwriter, adviser, trader, lender, index provider, agent and/or principal. BlackRock and its Affiliates may have other direct and indirect interests in securities, currencies, commodities, derivatives and other assets in which the Fund may directly or indirectly invest.

BlackRock and its Affiliates may engage in proprietary trading and advise accounts and other funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same or similar types of securities, currencies and other assets as are held by the Fund. This may include transactions in securities issued by other open-end and closed-end investment companies, including investment companies that are affiliated with the Fund and BlackRock, to the extent permitted under the Investment Company Act. The trading activities of BlackRock and its Affiliates are carried out without reference to positions held directly or indirectly by the Fund. These activities may result in BlackRock or an Affiliate having positions in assets that are senior or junior to, or that have interests different from or adverse to, the assets held by the Fund.

The Fund may invest in securities issued by, or engage in other transactions with, entities with which an Affiliate has significant debt or equity investments or other interests. The Fund may also invest in issuances (such as debt offerings or structured notes) for which an Affiliate is compensated for providing advisory, cash management or other services. The Fund also may invest in securities of, or engage in other transactions with, entities for which an Affiliate provides or may provide research coverage or other analysis.

An Affiliate may have business relationships with, and receive compensation from, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund.

Neither BlackRock nor any Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. The results of the Fund’s investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by an Affiliate. It is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

In addition, the Fund may enter into transactions in which BlackRock or an Affiliate or their directors, officers, employees or clients have an adverse interest. The Fund may be adversely impacted by the effects of transactions undertaken by BlackRock or an Affiliate or their directors, officers, employees or clients.

From time to time, BlackRock or its advisory clients (including other funds and accounts) may, subject to compliance with applicable law, purchase and hold shares of the Fund. The price, availability, liquidity, and (in some cases) expense ratio of the Fund may be impacted by purchases and sales of the Fund by BlackRock or its advisory clients.

The Fund’s activities may be limited because of regulatory restrictions applicable to BlackRock or an Affiliate or their policies designed to comply with such restrictions.

Under a securities lending program approved by the Board, the Trust, on behalf of the Fund, has retained BlackRock Investment Management, LLC, an Affiliate of BlackRock, to serve as its securities lending agent to the extent that it participates in the securities lending program. For these services, the securities lending agent will receive a fee from the participating Funds based on the returns earned on the Fund’s lending activities, including the investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend their portfolio securities under the securities lending program.

BlackRock and its Affiliates may benefit from the Fund using a BlackRock index by creating increasing acceptance in the marketplace for such indexes. BlackRock and its Affiliates are not obligated to license an index to the Fund, and no fund is under an obligation to use a BlackRock index. The terms of the Fund’s index licensing agreement with BlackRock or its Affiliates may not be as favorable as the terms offered to other licensees.

The activities of BlackRock and its Affiliates and their respective directors, officers or employees, may give rise to other conflicts of interest that could disadvantage the Fund and their shareholders. BlackRock has adopted policies and procedures designed to address these potential conflicts of interest. Please see the SAI for further information.

Master/Feeder Structure

The Fund is not currently organized in a master feeder structure but may in the future determine to convert to or reorganize as a feeder fund. The Fund that invests all of its assets in a corresponding “master” fund may be known as a feeder fund. Investors in a feeder fund will acquire an indirect interest in the corresponding master fund. A master fund may accept investments from multiple feeder funds, and all the feeder funds of a given master fund bear the master fund’s expenses in proportion to their assets. This structure may enable the feeder funds to reduce costs through economies of scale. A larger investment portfolio may also reduce certain transaction costs to the extent that contributions to and redemptions from a master fund from different feeders may offset each other and produce a lower net cash flow. However, each feeder fund can set its own transaction minimums, fund-specific expenses, and other conditions. This means that one feeder fund could offer access to the same master fund on more attractive terms, or could experience better performance, than another feeder fund. In addition, large purchases or redemptions by one feeder fund could negatively affect the performance of other feeder funds that invest in the same master fund. Whenever a master fund holds a vote of its feeder funds, the Fund that is a feeder fund investing in that master fund will pass the vote through to its own shareholders. Smaller feeder funds may be harmed by the actions of larger feeder funds. For example, a larger feeder fund could have more voting power than a smaller feeder fund over the operations of its master fund.

Financial Highlights

Financial Performance of the Fund

The financial highlights tables are intended to help investors understand the financial performance of the Institutional Shares of the Fund for the periods shown. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate of return that an investor would have earned (or lost) on an investment in the indicated Fund, assuming reinvestment of all dividends and/or distributions. The information has been audited by [•] whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Financial Statements and Additional Information for the fiscal year ended October 31, 2025, as filed with the SEC on Form N-CSR, which are available upon request and at www.blackrock.com.

	Institutional
	Year Ended 10/31/25	Year Ended 10/31/24		Year Ended 10/31/23	Year Ended 10/31/22		Year Ended 10/31/21
Net Asset value, beginning of year	$1.00	$1.00		$1.00	$1.00		$1.00
Net investment income	0.0420	0.0516		0.0456	0.0077		0.0000	(a)
Net realized and unrealized gain (loss)	0.0000 (a)	(0.0001	)(b)	0.0000 (a)	0.0007	(b)	0.0001
Net increase from investment operations	0.0420	0.0515		0.0456	0.0084		0.0001
Distributions(c)
From net investment income	(0.0418)	(0.0515)		(0.0456)	(0.0084)		(0.0000	)(d)
From net realized gain	(0.0002)	(0.0000	)(d)	—	(0.0000	)(d)	(0.0001)
Total distributions	(0.0420)	(0.0515)		(0.0456)	(0.0084)		(0.0001)
Net asset value, end of year	$1.00	$1.00		$1.00	$1.00		$1.00
Total Return(e)
Based on net asset value	4.28%	5.28%		4.66%	0.85%		0.02%
Ratios to Average Net Assets
Total expenses	0.21%	0.22%		0.23%	0.22%		0.23%
Total expenses after fees waived and/or reimbursed	0.17%	0.17%		0.17%	0.13%		0.09%
Net investment income	4.20%	5.16%		4.56%	0.77%		0.00	%(f)
Supplemental Data
Net assets, end of year (000)	$5,904,810	$5,358,073		$5,944,451	$5,117,999		$4,912,973

(a)  Amount is less than $0.00005 per share.

(b)  The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)   Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)  Amount is greater than $(0.00005) per share.

(e)  Where applicable, assumes the reinvestment of distributions.

(f)   Amount is less than 0.005%.

General Information

Certain Fund Policies

Anti-Money Laundering Requirements

The Fund is subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, the Fund is required to obtain sufficient information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of Financial Intermediaries. Such information may be verified using third-party sources. This information will be used only for compliance with the requirements of the Patriot Act or other applicable laws, regulations and rules in connection with money laundering, terrorism or economic sanctions.

The Fund reserves the right to (i) reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity and (ii) redeem any amounts in the Fund from persons whose identity it is unable to verify on a timely basis. The Fund also reserves the right to freeze shareholder wallets or otherwise restrict their ability to send or receive OnChain Shares from other wallets in order to comply with applicable money laundering, sanctions or other laws. It is the Fund’s policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your Financial Intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Glossary

Glossary of Investment Terms

This glossary contains an explanation of some of the common terms used in this prospectus. For additional information about the Fund, please see the SAI.

Acquired Fund Fees and Expenses — the Fund’s pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies.

Annual Fund Operating Expenses — expenses that cover the costs of operating the Fund.

Daily Liquid Assets — include (i) cash; (ii) direct obligations of the U.S. Government; (iii) securities that will mature, as determined without reference to the maturity shortening provisions of Rule 2a-7 regarding interest rate readjustments, or are subject to a demand feature that is exercisable and payable within one Business Day; and (iv) amounts receivable and due unconditionally within one Business Day on pending sales of portfolio securities.

Distribution Fees — fees used to support the Fund’s marketing and distribution efforts, such as compensating financial professionals and other Financial Intermediaries, advertising and promotion.

Dollar-Weighted Average Life — the dollar-weighted average maturity of the Fund’s portfolio calculated without reference to the exceptions used for variable or floating rate securities regarding the use of the interest rate reset dates in lieu of the security’s actual maturity date. “Dollar-weighted” means the larger the dollar value of a debt security based on its market value in the Fund, the more weight it gets in calculating this average.

Dollar-Weighted Average Maturity — the average maturity of the Fund is the average amount of time until the organizations that issued the debt securities in the Fund’s portfolio must pay off the principal amount of the debt. “Dollar-weighted” means the larger the dollar value of a debt security based on its market value in the Fund, the more weight it gets in calculating this average. To calculate the dollar-weighted average maturity, the Fund may treat a variable or floating rate security as having a maturity equal to the time remaining to the security’s next interest rate reset date or the period remaining until the principal amount can be recovered through demand rather than the security’s actual maturity.

Eligible Securities — Applicable Eligible Securities include:

∎	securities with a remaining maturity of 397 calendar days or less (with certain exceptions) that BlackRock determines present minimal credit risks to the Fund after considering certain factors;

∎	securities issued by other registered investment companies that are money market funds; or

∎	securities issued or guaranteed as to principal or interest by the U.S. Government or any of its agencies or instrumentalities.

Management Fee — a fee paid to BlackRock for managing the Fund.

Other Expenses — include accounting, transfer agency, custody, professional and registration fees.

Shareholder Servicing Fees — fees used to compensate securities dealers and other Financial Intermediaries for certain shareholder servicing activities.

Weekly Liquid Assets — include (i) cash; (ii) direct obligations of the U.S. Government; (iii) U.S. Government securities issued by a person controlled or supervised by and acting as an instrumentality of the U.S. Government pursuant to authority granted by the U.S. Congress, that are issued at a discount to the principal amount to be repaid at maturity without provision for the payment of interest and have a remaining maturity of 60 days or less; (iv) securities that will mature, as determined without reference to the maturity shortening provisions of Rule 2a-7 regarding interest rate readjustments, or are subject to a demand feature that is exercisable and payable within five business days; and (v) amounts receivable and due unconditionally within five business days on pending sales of portfolio securities.

For More Information

Funds and Service Providers

FUNDS

BlackRock Liquidity Funds

BlackRock Select Treasury Based Liquidity Fund

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 441-7450

MANAGER AND ADMINISTRATOR

BlackRock Advisors, LLC

100 Bellevue Parkway

Wilmington, Delaware 19809

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

118 Flanders Road

Westborough, Massachusetts 01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[•]

ACCOUNTING SERVICES PROVIDER

JPMorgan Chase Bank, N.A.

383 Madison Avenue, Floor 11

New York, New York 10179

DISTRIBUTOR

BlackRock Investments, LLC

50 Hudson Yards

New York, New York 10001

CUSTODIANS

JPMorgan Chase Bank, N.A.

383 Madison Avenue, Floor 11

New York, New York 10179

The Bank of New York Mellon

240 Greenwich Street

New York, New York 10286

COUNSEL

Ropes & Gray LLP

1211 Avenue of the Americas

New York, New York 10036

How to Contact BlackRock Liquidity Funds

By phone at (800) 441-7450 or visit our website at www.blackrock.com/cash.

OnChain Shares	Fund Code [•]

Written correspondence may be sent to:

BlackRock Liquidity Funds

100 Bellevue Parkway

Wilmington, Delaware 19809

Additional Information

The Statement of Additional Information (“SAI”) includes additional information about the Fund’s investment policies, organization and management. The SAI, as amended and/or supplemented from time to time, is incorporated by reference into this prospectus. The Annual and Semi-Annual Reports and Form N-CSR provide additional information about the Fund’s investments, performance and portfolio holdings. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.

Investors can get free copies of the above named documents, and make shareholder inquiries, by calling their Financial Intermediary. The above named documents and other information are available on the Fund’s website at www.blackrock.com/prospectus/cash.

Information about the Fund (including the SAI) is available on the EDGAR Database on the SEC’s website at http://www.sec.gov; copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

BlackRock Liquidity Funds 1940 Act File No. is 811-2354.

PRO-STBL-0526

The information in this statement of additional Information is not complete and may be changed. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. The securities described herein may not be sold until the registration statement becomes effective. This statement of additional information is not an offer to sell or the solicitation of an offer to buy securities and is not offering or soliciting an offer to buy these securities in any state in which the offer, solicitation or sale would unlawful.

SUBJECT TO COMPLETION, DATED MAY 8, 2026

STATEMENT OF ADDITIONAL INFORMATION

BlackRock Liquidity Funds

TempCash

BlackRock Select Treasury Based Liquidity Fund

FedFund

T-Fund

Treasury Trust Fund

MuniCash

100 Bellevue Parkway, Wilmington, Delaware 19809 • Phone No. (800)  441-7450

This Statement of Additional Information of TempCash, BlackRock Select Treasury Based Liquidity Fund (formerly known as BlackRock Liquid Federal Trust Fund), FedFund, T-Fund, Treasury Trust Fund and MuniCash (collectively, the “Funds”), each a series of BlackRock Liquidity Funds (the “Trust”), is not a prospectus and should be read in conjunction with (A) each of the current prospectuses of the Funds dated February 27, 2026, as they may from time to time be supplemented or revised, for (i) the Administration, Cash Management and Cash Reserve Shares of BlackRock Select Treasury Based Liquidity Fund, FedFund, T-Fund and Treasury Trust Fund; (ii) the Dollar, Capital and Institutional Shares of TempCash, BlackRock Select Treasury Based Liquidity Fund, FedFund, T-Fund, Treasury Trust Fund and MuniCash; (iii) the Mischler Financial Group Shares of FedFund and BlackRock Select Treasury Based Liquidity Fund; (iv) the Stern Brothers Shares of BlackRock Select Treasury Based Liquidity Fund and FedFund; and (v) the Tigress Shares of BlackRock Select Treasury Based Liquidity Fund and FedFund; (B) each of the current prospectuses dated February 27, 2026, as they may from time to time be supplemented or revised, for (i) the Private Client Shares of FedFund; (ii) the Select Shares of FedFund, T-Fund and Treasury Trust Fund; (iii) the Premier Shares of TempCash, FedFund and T-Fund; (iv) the Penserra Shares of FedFund; (v) the Great Pacific Shares of TempCash and FedFund; and (vi) the WestCap Shares of FedFund; (C) the current prospectus dated February 27, 2026, as it may from time to time be supplemented or revised, for the DLT Shares of Treasury Trust Fund; and (D) the current prospectus dated [ ], 2026, as it may from time to time be supplemented or revised, for the OnChain Shares of BlackRock Select Treasury Based Liquidity Fund. No investment in shares should be made without reading the appropriate prospectus. This Statement of Additional Information is incorporated by reference in its entirety into each prospectus. The audited financial statements of each of the Funds are incorporated into this Statement of Additional Information by reference to the Funds’ Annual Financial Statements and Additional Information for the fiscal year ended October 31, 2025, as filed with the SEC on Form N-CSR (the “2025 Annual Financial Statements”). The unaudited financial statements of each of the Funds are incorporated into this Statement of Additional Information by reference to the Funds’ Semi-Annual Financial Statements and Additional Information for the fiscal period ended April  30, 2025 (the “2025 Semi-Annual Financial Statements”). Copies of the prospectuses, 2025 Annual Financial Statements and 2025 Semi-Annual Financial Statements for each of the Funds may be obtained, without charge, by writing to the Trust, 100 Bellevue Parkway, Wilmington, DE 19809 or calling BlackRock Liquidity Funds at (800) 441-7450.

References to the Investment Company Act of 1940, as amended (the “1940 Act”), or other applicable law, will include any rules promulgated thereunder and any guidance, interpretations or modifications by the Securities and Exchange Commission (the “Commission” or the “SEC”), SEC staff or other authority with appropriate jurisdiction, including court interpretations, and exemptive, no-action or other relief or permission from the SEC, SEC staff or other authority.

BlackRock Advisors, LLC — Manager

BlackRock Investments, LLC — Distributor

The date of this Statement of Additional Information is [•], 2026.

Fund and Share Class	Ticker Symbol
TEMPCASH
Dollar Shares	TCDXX
Institutional Shares	TMCXX
Capital Shares	TPCXX
Premier Shares	TCPXX
Great Pacific Shares	GPCXX
BLACKROCK SELECT TREASURY BASED LIQUIDITY FUND
Administration Shares	BFTXX
Cash Management Shares	BFMXX
Cash Reserve Shares	BFDXX
Dollar Shares	TSDXX
Institutional Shares	TFFXX
Capital Shares	BECXX
Mischler Financial Group Shares	EDUXX
Stern Brothers Shares	SIGXX
Tigress Shares	EVEXX
OnChain Shares	[•]
FEDFUND
Administration Shares	BLFXX
Cash Management Shares	BFFXX
Cash Reserve Shares	BFRXX
Dollar Shares	TDDXX
Institutional Shares	TFDXX
Capital Shares	BFCXX
Private Client Shares	BRPXX
Select Shares	BFBXX
Premier Shares	BUPXX
Mischler Financial Group Shares	HUAXX
Penserra Shares	PSFXX
Great Pacific Shares	GPAXX
Stern Brothers Shares	SBIXX
WestCap Shares	WSTXX
Tigress Shares	TIGXX
T-FUND
Administration Shares	BTAXX
Cash Management Shares	BPTXX
Cash Reserve Shares	BTRXX
Dollar Shares	TFEXX
Institutional Shares	TSTXX
Capital Shares	BCHXX
Select Shares	BSLXX
Premier Shares	BEMXX
TREASURY TRUST FUND
Administration Shares	BITXX
Cash Management Shares	BTCXX
Cash Reserve Shares	BTFXX
Dollar Shares	TTDXX
Institutional Shares	TTTXX
Capital Shares	BUCXX
Select Shares	TSLXX
DLT Shares	DGLXX
MUNICASH
Dollar Shares	MCDXX
Institutional Shares	MCSXX
Capital Shares	MCPXX

GENERAL INFORMATION

BlackRock Liquidity Funds (the “Trust”) was organized as a Delaware statutory trust on October 21, 1998. It is the successor to the following three investment companies: (1) Temporary Investment Fund, Inc.; (2) Trust for Federal Securities; and (3) Municipal Fund for Temporary Investment (collectively the “Predecessor Companies”). The Predecessor Companies were comprised of the Trust’s six existing portfolios: TempCash, BlackRock Select Treasury Based Liquidity Fund (formerly known as BlackRock Liquid Federal Trust Fund), FedFund, T-Fund, Treasury Trust Fund and MuniCash (each, a “Fund” and collectively, the “Funds”).

Each of TempCash and MuniCash is a non-retail, non-government money market fund under Rule 2a-7 under the 1940 Act (each an “Institutional Fund”). Each of BlackRock Select Treasury Based Liquidity Fund, FedFund, T-Fund and Treasury Trust Fund is a government money market fund under Rule 2a-7 (each a “Government Fund”).

The Funds commenced operations as follows: TempCash — February 1984; BlackRock Select Treasury Based Liquidity Fund — December 1990; FedFund — October 1975; T-Fund — March 1980; Treasury Trust Fund — May 1989; and MuniCash — February 1984.

On February 10, 1999, each of the Funds was reorganized into a separate series of the Trust. The Trust is an open-end management investment company. Currently, the Trust offers shares of each of the six Funds. Each Fund has elected to be classified as “diversified” under the 1940 Act. BlackRock Select Treasury Based Liquidity Fund, FedFund, T-Fund and Treasury Trust Fund offer Administration Shares. BlackRock Select Treasury Based Liquidity Fund, FedFund, T-Fund and Treasury Trust Fund also offer Cash Management Shares. BlackRock Select Treasury Based Liquidity Fund, FedFund, T-Fund and Treasury Trust Fund also offer Cash Reserve Shares. TempCash, BlackRock Select Treasury Based Liquidity Fund, FedFund, T-Fund, Treasury Trust Fund and MuniCash also offer Dollar Shares. TempCash, BlackRock Select Treasury Based Liquidity Fund, FedFund, T-Fund, Treasury Trust Fund and MuniCash also offer Institutional Shares. TempCash, BlackRock Select Treasury Based Liquidity Fund, FedFund, T-Fund, Treasury Trust Fund and MuniCash also offer Capital Shares. FedFund also offers Private Client Shares. FedFund, T-Fund and Treasury Trust Fund also offer Select Shares. TempCash, FedFund and T-Fund also offer Premier Shares. FedFund and BlackRock Select Treasury Based Liquidity Fund also offer Mischler Financial Group Shares, Stern Brothers Shares and Tigress Shares. FedFund also offers Great Pacific Shares, Penserra Shares and WestCap Shares. TempCash also offers Great Pacific Shares. Treasury Trust Fund also offers DLT Shares. BlackRock Select Treasury Based Liquidity Fund also offers OnChain Shares.

On January 29, 2001, the Trust changed its name from “Provident Institutional Funds” to “BlackRock Provident Institutional Funds.” On January 28, 2004, the Trust changed its name from “BlackRock Provident Institutional Funds” to “BlackRock Liquidity Funds.” On February 21, 2008, the Funds changed the names of certain share classes as follows: “Bear Stearns Shares” were renamed “Select Shares”; “Bear Stearns Private Client Shares” were renamed “Private Client Shares”; “Bear Stearns Premier Shares” were renamed “Premier Shares”; and “Bear Stearns Premier Choice Shares” were renamed “Premier Choice Shares.” On March 10, 2017, “Premier Choice Shares” were renamed “Capital Shares.” On July 19, 2021, Federal Trust Fund was renamed “BlackRock Liquid Federal Trust Fund.” On October 14, 2025, BlackRock Liquid Federal Trust Fund was renamed “BlackRock Select Treasury Based Liquidity Fund.”

INVESTMENT STRATEGIES, RISKS AND POLICIES

Portfolio Transactions

Subject to the general control of the Trust’s Board of Trustees (“Board” or “Trustees”), BlackRock Advisors, LLC (“BlackRock” or the “Manager”), the Funds’ investment manager, is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Funds. BlackRock International Limited (“BIL” or the “Sub-Adviser”) acts as sub-adviser to TempCash. Where applicable throughout this Statement of Additional Information (“SAI”), “BlackRock” refers also to the Sub-Adviser. BlackRock purchases portfolio securities for the Funds either directly from the issuer or from dealers who specialize in money market instruments. Such purchases are usually without brokerage commissions. In making portfolio investments, BlackRock seeks to obtain the best net price and the most favorable execution of orders. In seeking best execution, BlackRock may review smaller and newly-established brokers and dealers to determine if they can be included as part of BlackRock’s trading platform and may place orders with such brokers. To the extent that the execution and price offered by more than one dealer are comparable, BlackRock may, in its discretion, effect transactions in portfolio securities with dealers who provide the Funds with research advice or other services.

Investment decisions for each Fund are made independently from those of the other Funds or other investment company portfolios or accounts advised or managed by BlackRock or its affiliates. Such other portfolios may also invest in the same securities as the Funds. When purchases or sales of the same security are made at substantially the same time and price on behalf of such other portfolios, transactions are allocated as to amount, in a manner which BlackRock believes to be equitable to each Fund and its customers who also are acquiring securities. In some instances, this investment procedure may affect the size of the position obtained for a Fund. To the extent permitted by law, BlackRock may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for such other portfolios in order to obtain best execution.

The Funds will not execute portfolio transactions through or acquire portfolio securities issued by BlackRock, BlackRock Investments, LLC (“BRIL”) or any of their respective affiliated persons (as such term is defined in the 1940 Act), except to the extent permitted by the SEC. In addition, with respect to such transactions, securities, deposits and agreements, the Funds will not give preference to banks, savings and loan associations and other financial institutions (“Service Organizations”) with whom a Fund enters into agreements concerning the provision of support services to customers who beneficially own Administration Shares, Cash Management Shares, Cash Reserve Shares, Dollar Shares, Premier Shares, Capital Shares, Private Client Shares and Select Shares.

Treasury Trust Fund may engage in short-term trading for liquidity purposes. Each Fund’s annual portfolio turnover will be relatively high because of the short-term nature of securities that the Funds are permitted to hold under SEC rules. However, this turnover is not expected to have a material effect on a Fund’s net income. Each Fund’s portfolio turnover rate is expected to be zero for regulatory reporting purposes.

Investment Strategies and Policies

The following supplements information contained in the prospectuses concerning the Funds’ investment strategies and/or policies. To the extent an investment policy is discussed in this SAI but not in the prospectuses, such policy is not a principal policy of the Funds. Except as indicated, the information below relates only to those Funds that are authorized to invest in the instruments or securities described below. The Open-End Active and Fixed Income Index Fund Proxy Voting Policy applies to each Fund. Please see “Proxy Voting Policies and Procedures” in this SAI for further information about these policies. A copy of each policy is included in Appendix B. Information that does not apply to the Funds does not form a part of the Funds’ SAI and should not be relied on by investors in the Funds. Only information that is clearly identified as applicable to the Funds is considered to form a part of the Funds’ SAI.

Banking Industry Obligations. For purposes of TempCash’s investment policies, the assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches. Obligations of foreign banks in which TempCash may invest include Eurodollar Certificates of Deposit (“ECDs”), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits (“ETDs”), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; and Yankee Certificates of Deposit (“Yankee CDs”), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States.

Blockchain.

This Blockchain section, including all subsections hereunder, applies solely to BlackRock Select Treasury Based Liquidity Fund and its OnChain Shares and does not apply to any other Fund or share class of BlackRock Liquidity Funds as of the date of this SAI. This discussion of blockchain-related features and risks is intended to provide a high-level overview tailored to the Fund’s current operations and does not purport to be a complete or exhaustive description of all risks, developments or considerations associated with distributed ledger technology, blockchain networks, smart contracts, or digital wallets. New or unanticipated regulatory, operational, technological, or market risks may emerge over time, and the applicability or materiality of any risk may vary based on the blockchain network used, wallet or custody configuration, and future changes to the Fund’s operations. Investors should review the Fund’s Prospectus and this SAI in their entirety and consult their own legal, tax and technology advisers regarding the risks of transacting in OnChain Shares.

Use of Blockchain. The Fund’s transfer agent maintains the official record of ownership of OnChain Shares on a public blockchain that is used by the Fund’s investors. In particular, the Fund’s transfer agent utilizes a permissioned system that operates in connection with a public, permissionless blockchain. OnChain Shares will be digitally represented on the blockchain using token standards (“Tokens”). Such blockchain records, together with an off-chain register associating wallet addresses with shareholder personal identifying information, will constitute the official shareholder register of the Fund and, in the absence of a technical failure of either of those systems, conclusively govern the record ownership of OnChain Shares. As of the date of this SAI, the Fund’s OnChain Shares are issued as ERC-20 tokens (the “Tokens”) and will be authenticated and recorded on Ethereum, a public blockchain.

A blockchain is a distributed ledger that digitally records transactions in a verifiable way using cryptography, with records designed to be immutable (i.e., extremely difficult to alter once confirmed). A distributed ledger is a database in which data is stored in a decentralized manner. Cryptography is a method of storing and transmitting data in a particular form so that only those for whom it is intended can read and process it. Transactions on the blockchain are verified and authenticated by computers on the network (referred to as “nodes” or “validators”) that receive, propagate, verify, and execute transactions. The process of authenticating a transaction before it is recorded ensures that only valid and authorized transactions are recorded on the blockchain in collections of transactions called “blocks.” Blockchain networks are based upon software source code that establishes and governs their respective cryptographic systems for verifying transactions. The Fund’s transfer agent maintains controls to correct errors in the share registry or remediate unauthorized transactions. In the event such a correction were warranted, the Fund’s transfer agent would make the correction by adding an appropriate instruction to another subsequent block on the applicable blockchain (i.e., the prior activity on the blockchain would not be deleted, although the blockchain would be updated with the correct transactional history).

In order to facilitate the use of blockchain technology, each investor in OnChain Shares will use a “blockchain wallet,” which is a software application (but can also be a hardware device or managed by an institutional custody solution) that stores a user’s “private key” for related digital assets and is used to facilitate the transfer of assets on a particular blockchain. A “private key” is one of two numbers in a cryptographic “key pair.” A key pair consists of a “public key” and its corresponding private key, both of which are lengthy alphanumeric codes, where the public key is mathematically derived from the private key. The private key is used by the owner of a blockchain wallet to send (i.e., digitally sign and authenticate) instructions to the blockchain to update the ownership records of the digital assets and is private to the wallet owner. The public key is, as the name implies, public and allows other wallets on the applicable blockchain to transfer digital assets to a wallet’s public key address when permitted. The blockchain will record transaction data, including wallet addresses and digital signatures, but does not record the private key information. Each investor is responsible for their own blockchain wallet.

If a shareholder’s private key is lost or stolen, the shareholder should promptly contact the Fund’s service center in Wilmington, Delaware (the “Liquidity Service Center”). Upon receipt of such notification, the Liquidity Service Center will contact the shareholder regarding the next steps for resolution. BlackRock will liaise with the Fund’s transfer agent in the event of a reported private key loss in order to instruct the Fund’s transfer agent to take appropriate action, which may include freezing the Tokens in the shareholder’s wallet, verifying the shareholder’s ownership of the Tokens, and assessing the circumstances surrounding the reported loss.

The Fund’s transfer agent may, in consultation with BlackRock and subject to verification of the shareholder’s ownership and the relevant facts and circumstances, take action with respect to the affected Tokens, including isolating or burning such Tokens, re-authenticating a new wallet in accordance with the Fund’s whitelisting procedures, and facilitating payment for burned tokens by federal wire redemption proceeds to the redemption address of record on a best-efforts basis, where appropriate. Any newly whitelisted wallet may thereafter be used for future purchases and minting of new Tokens. To the extent any Tokens are removed, such Tokens will be permanently removed from circulation through a token burn.

The Fund’s transfer agent utilizes a permissioned system that operates in connection with a public, permissionless blockchain. The permissioned system is established through a combination of policies, procedures, and technological controls which collectively seek to ensure that the blockchain operates as an integrated recordkeeping mechanism under the oversight of the Fund’s transfer agent. To create and maintain this permissioned structure on the public blockchain, the Fund’s transfer agent registers and associates each blockchain wallet with relevant personal identifying information which is maintained in an off-chain registry (i.e., a separate database that is not available to the public and is used, among other purposes, to satisfy anti-money laundering regulations). Permission to hold OnChain Shares is granted only to registered wallets, sometimes referred to as “whitelisting”, thereby restricting the ability to transact in tokenized OnChain Shares to pre-approved potential shareholders.

Protocols referred to as “smart contracts” are used as part of the operational framework that the Fund’s transfer agent uses to enforce compliance with the Fund’s policies and procedures, as applicable. Smart contracts are self-executing computer code that effectuate actions based upon predetermined conditions. Specifically, smart contracts have been developed to support functions such as “minting” (creating a new token balance) and “burning” (removing a token balance from circulation), as well as restrictions to prevent unauthorized interaction with the token balances (e.g., transfers of token balances to unapproved addresses) and the ability to claw back tokens under certain circumstances. In this manner, this permissioned system is intended to prevent transactions in token balances by or with unknown persons or unknown blockchain addresses, even if the underlying blockchain network is permissionless.

The OnChain class of the Fund currently uses the Ethereum network as the public blockchain.

The Ethereum network’s transactions are verified on the Ethereum blockchain through a process called “proof-of-stake.” In proof-of-stake, users (referred to as “validators”) stake a minimum amount of capital in the form of the native digital asset (e.g., ether) into a smart contract, or computer program, stored on the network. Consensus algorithms, such as proof-of-stake and proof-of-work (used by other blockchain networks), are integral to ensuring that transactions are verified and recorded securely without a central authority.

The maintenance of the records of OnChain Shares on the blockchain will not affect the Fund’s investments in securities; the Fund will continue to invest in accordance with the requirements in Rule 2a-7 under the 1940 Act and the terms of this SAI. The Fund will not invest in any digital assets, including any virtual currencies.

Information Available via the Blockchain

Information recorded on a public blockchain, such as Ethereum, will be available to the public and will store the complete transaction history of token balances beginning with their issuance on the blockchain. As a result, robust and transparent data, other than shareholder identifying information, will be publicly available through one or more “blockchain explorer” tools capable of displaying activity on the applicable blockchain. Accordingly, OnChain Shares’ issuance, redemption and transfer data (but not a shareholder’s identifying information) will be exposed to the public. The identifying information necessary to associate a given token balance with the record owner of an OnChain Share will be maintained in one or more off-chain databases that are not available to the public. However, if there are data security breaches resulting in theft of the information necessary to link identity with the token balances, the stolen information could be used to determine a shareholder’s identity and complete investing history in OnChain Shares.

In the event of a conflict between the transaction history on the blockchain and the records maintained by the Fund’s transfer agent with respect to OnChain Shares, the Fund’s transfer agent shall update its records as necessary to align with the blockchain records, except where the blockchain record is found to be erroneous, in which case the transfer agent will update the blockchain to remediate errors to the extent practicable. Conflicts may arise due to, among other things, a chain outage (i.e., the blockchain becomes unavailable or unreliable), a bug resulting in erroneous minting or burning of Tokens, a reversal of a previously finalized transaction (which would represent a fundamental compromise of the network’s security guarantees), or a blockchain fork resulting in two competing chains. Typically, the Fund’s transfer agent will reconcile its records with blockchain transactions on at least a daily basis.

Blockchain Fees, Functionality, and Transaction Processing

Public blockchain networks require the payment of certain transaction fees to execute a transaction on the applicable network. These fees are typically paid in the native digital asset for the operation of the blockchain network (such as in the form of “ether,” the native digital asset for the operation of Ethereum). These transaction fees (sometimes called “gas fees”) are paid to execute a transaction. Gas measures the amount of computational effort that it will take to execute a given transaction. The amount of gas required to execute a transaction will vary from transaction to transaction depending on, among other things, the complexity or size of a particular transaction and the congestion on the relevant blockchain. Congestion on the blockchain may be due to increased transactions involving smart contracts that are unrelated to OnChain Shares, and the Fund cannot control such congestion.

Delays in transaction processing have occurred on the blockchain network. Such a delay may occur because of, among other things, the inability of nodes to reach consensus on transactions or upgrades or changes to the applicable blockchain protocol. During a network delay, recording transactions in OnChain Shares on the blockchain will not be possible and as such may cause discrepancies between the blockchain record and the backup off-chain record maintained by the Fund’s transfer agent. Should such a delay occur for an extended period of time, the Fund could choose to effect transactions with shareholders manually (i.e., in book-entry form) until such time as the network has resumed normal operation. The Fund may choose to reevaluate a particular network for the Fund’s OnChain Shares in the event of future or recurring delays.

Peer-to-Peer Transfers

OnChain Shares may be transferred in peer-to-peer transactions from one shareholder wallet to another current shareholder wallet within the Ethereum blockchain network. A record of completed peer-to-peer transactions is viewable on the blockchain due to being recorded by the Fund’s transfer agent’s blockchain-integrated recordkeeping system. Before transferring OnChain Shares, you (as the transferor) and the potential transferee must each have an active, permissioned (i.e., “whitelisted”) account registered with the Fund’s transfer agent. Newly minted Tokens resulting from investor purchases will not be eligible for peer-to-peer transactions until the start of the next Business Day.

The Fund imposes no minimum number of OnChain Shares required to effect a transfer. There will, however, be a minimum fractional token size, which, in practice will place limits on the minimum number of OnChain Shares that can be transferred in a peer-to-peer transaction. OnChain Shares will be coded such that they can only be transferred to wallets that previously have been whitelisted by the Fund’s transfer agent. Peer-to-peer transfers of OnChain Shares can occur at any time on any given day, including outside of the Fund’s normal business hours. Such transfers are deemed complete upon confirmation of the transaction on the blockchain. A transferee will become a registered owner of OnChain Shares at the time such OnChain Shares are transferred to their wallet, which may occur intra-day or on days or at times when the Fund is closed for business. Dividend eligibility with respect to transferred OnChain Shares will be determined in accordance with the Fund’s prospectus. For more information on dividend eligibility related to peer-to-peer transfers of OnChain Shares, shareholders should consult the “Peer-to-Peer Transfers of OnChain Shares” section of the Fund’s prospectus.

The Fund has no ability to control or monitor the price at which peer-to-peer transfers of OnChain Shares occur, and such transfers may be executed at prices that differ from the Fund’s then-current NAV. You should consult your own tax advisor regarding your particular circumstances, and about any federal, state, local and foreign tax consequences in connection with the transfer of OnChain Shares. The Fund’s transfer agent cannot ensure the reliability of any transfer other than transfers of OnChain Shares that a shareholder instructs the Fund’s transfer agent to make. To the extent investors or potential investors engage in transfers between each other at a price other than NAV, such transfers may, in certain circumstances, have legal implications for those persons under the federal securities laws or otherwise. Neither the Prospectus nor this SAI designates any person as authorized to consummate transactions in OnChain Shares. In addition, as of the date of this SAI, no person other than the Distributor is authorized by the Fund to act as a dealer in OnChain Shares and no person is permitted to so act without the express written authorization of the Fund.

Neither the Fund nor the transfer agent can ensure the reliability of any transfer of other assets negotiated in connection with peer-to-peer transfers.

Digital Wallet Security

An investor in OnChain Shares or its third-party wallet custodian is responsible for securing the investor’s own private key against loss or theft. Although the Fund’s transfer agent maintains controls to correct errors or unauthorized transactions when an investor loses its own private key (or it is stolen), such intervention may require information collection and operational tasks to accomplish and may render the investor’s token balances unavailable while these activities take place. The immediacy with which an investor notifies the Fund of the loss or theft of a private key has a direct bearing on the time required by the Fund to perform corrections. The Fund, however, has sole discretion in determining if, and under what circumstances, it will perform any such corrections. The Fund is not obligated to make any such corrections, and its decision in this regard, including any action or inaction taken by the Fund, is dispositive. Investors in OnChain Shares can mitigate the risk associated with a lost or stolen private key for their investor-managed wallet by:

•	Using a “multi-sig configuration” where multiple private keys are required to sign an instruction from the wallet;

•	Using a backup recovery phrase, secured in a safe place, or other two-factor authentication method;

•	Physically securing storage for investor-managed wallet devices that are implemented in hardware;

•	Using PINs or other equivalent per-transaction authentication methods if supported by the investor-managed wallet solution; and/or

•	Being aware of phishing and social manipulation techniques commonly used to extract sensitive information from you via written or verbal communication.

Blockchain Technology. The following risks apply solely to the Fund’s OnChain Shares. Blockchain technology is a relatively new and untested technology which operates as a distributed ledger. Blockchain systems could be vulnerable to fraud, particularly if a significant portion of network validators colluded to defraud the rest. Access to a given blockchain requires an individualized private key, which, if compromised, could result in loss due to theft, destruction or inaccessibility. Regulation of blockchain technology is evolving and may vary significantly across jurisdictions. Any future regulatory developments could affect the viability and expansion of the use of blockchain technology.

Because blockchain technology systems may operate across many national boundaries and regulatory jurisdictions, it is possible that blockchain technology may be subject to widespread and inconsistent regulation. Blockchain technology is not a product or service that provides identifiable revenue for companies that implement, or otherwise use it. Currently, blockchain technology is commonly used for the recording of transactions in digital currency, which may be extremely speculative and volatile. Problems in digital currency markets could have a wider effect on companies associated with blockchain technology. Blockchain technology also may never be implemented to a scale that provides identifiable economic benefit. There are currently a number of competing blockchain platforms with competing intellectual property claims. The uncertainty inherent in these competing technologies could cause companies to use alternatives to blockchain. Finally, because digital assets registered on a blockchain do not have a standardized exchange, like a stock market, there is less liquidity for such assets and greater possibility of fraud or manipulation.

There are risks associated with the issuance, redemption, transfer, custody and record keeping of OnChain Shares maintained and recorded primarily on a blockchain. For example, shares that are issued using blockchain technology would be subject to the following risks, among others:

1.	Delays in processing of shareholder transactions on the blockchain

2.

A rapidly-evolving regulatory landscape in the United States and in other countries, which might result in security, privacy or other regulatory concerns that could require changes to the way transactions in the shares are recorded;

3.

The possibility of undiscovered technical flaws in an underlying technology, including in the process by which transactions are recorded to a blockchain, or by which the validity of a copy of such blockchain can be proven;

4.

The possibility that cryptographic or other security measures that authenticate prior transactions for a blockchain could be compromised, or “hacked,” which could allow an attacker to alter the blockchain and thereby disrupt the ability to corroborate definitive transactions recorded on the blockchain;

5.	The possibility that new technologies or services inhibit access to a blockchain;

6.	The volatility of transaction fees, particularly during periods of network congestion, could make the cost of operating the Fund’s proprietary blockchain-integrated system less predictable; and

7.

The possibility that a breach to one blockchain could cause investors, and the public generally, to lose trust in blockchain technology and increase reluctance to issue and invest in assets recorded on blockchains.

In addition, blockchain technology risk can carry with it additional sub-risks, including: Fork Risk and Network Attack Risk.

Fork Risk

Blockchain software is generally open-source. Any user can download the software, modify it and then propose that the network adopt the modification. In practice, modifications to blockchain networks such as Ethereum are typically introduced through a structured governance process, including formal improvement proposals (such as Ethereum Improvement Proposals, or “EIPs”), community review, developer consensus-building, and extensive testing on development and test networks before deployment on the main network.

When a modification is introduced and a substantial majority of users and validators consent to the modification, the change is implemented and the blockchain network remains uninterrupted. Most protocol upgrades on Ethereum are implemented as planned network-wide upgrades (commonly referred to as “hard forks”) in which the entire community upgrades together and the prior version of the network is effectively abandoned.

However, if less than a substantial majority of users and validators consent to a proposed modification, and the modification is not compatible with the software prior to its modification, the consequence could be what is known as a contentious “fork” (i.e., “split”) of the blockchain network (and the blockchain), with one version running the pre-modified software and the other running the modified software. The effect of such a fork would be the existence of two (or more) versions of the blockchain network running in parallel, but with each version’s native asset lacking interchangeability. Such contentious forks have historically been rare on Ethereum, but a notable example occurred in 2016 when the Ethereum network split into Ethereum and Ethereum Classic. Additionally, a fork could be introduced by an unintentional, unanticipated software flaw in the multiple versions of otherwise compatible software users run.

Ethereum currently operates under a proof-of-stake consensus mechanism, which it adopted in September 2022 (an event known as “The Merge”). Under proof-of-stake, validators are required to stake a minimum of 32 ETH as collateral to participate in block proposal and attestation. The proof-of-stake mechanism includes a finality process (known as “Casper FFG”) under which checkpoint blocks are considered final once they attract attestations representing at least two-thirds of total staked ETH. Once finalized, a block generally cannot be reverted without validators violating the protocol’s consensus rules. Such violations are cryptographically provable and subject the attacking validators to significant economic loss through a penalty mechanism known as “slashing”, which can remove a substantial portion of their staked ETH. Slashing also penalizes validators who engage in other protocol violations, such as proposing conflicting blocks. These economic penalties serve as a significant deterrent against validators supporting a competing chain in a fork scenario.

Notwithstanding these deterrents, the proof-of-stake consensus mechanism introduces certain risks that are distinct from those present under Ethereum’s prior proof-of-work system. These include, but are not limited to, the theoretical “nothing at stake” problem (in which validators could attempt to validate on multiple competing chains simultaneously because proof-of-stake does not require the expenditure of computational resources), as well as certain attack vectors specific to proof-of-stake, such as block withholding. Although Ethereum’s slashing mechanism is designed to mitigate these risks, no assurance can be given that such mitigation will be effective under all circumstances.

A protocol modification may also be implemented as a “soft fork,” which is a backward-compatible change that does not result in a split of the blockchain network. Unlike a hard fork, a soft fork tightens or adds rules to the protocol such that non-upgraded nodes continue to recognize new blocks as valid. While soft forks generally do not carry the same risk of a chain split, they may still introduce changes that affect the functionality or features available on the network.

If a contentious fork occurs, the original blockchain and the forked blockchain could potentially compete with each other for users, validators, and other participants, leading to a loss of these for the original blockchain. Such competition could reduce the security, functionality, and value of the network on which the Fund’s OnChain Shares are issued. In an instance where a fork occurs on the blockchain on which OnChain Shares are deployed, the Fund and the Fund’s transfer agent will determine OnChain Share ownership based on immediately prior available information and will announce on the Fund’s website which version of the blockchain on which OnChain Shares are deployed. During this time, the Fund may choose to freeze blockchain activity in OnChain Shares and effect transactions with shareholders manually (i.e., in book-entry form) until such time as the fork is resolved or the network otherwise has resumed normal operations. Tokens existing on any non-designated fork will not constitute valid OnChain Shares and will have no claim on the Fund’s assets.

Network Attack Risk

If a significant portion of staked ether on the Ethereum blockchain is controlled by a bad actor, whether singularly or as a group, the bad actor may be able to alter the blockchain on which the blockchain network and network transactions rely. The specific capabilities available to a bad actor depend on the proportion of total staked ether it controls, with escalating thresholds as described below.

Possession of 33% of the staked ether is the minimum required to disrupt or attack the network, such as by preventing block finalization. Ethereum’s consensus mechanism requires attestations representing at least two-thirds of total staked ether to finalize checkpoint blocks. Accordingly, an attacker controlling one-third or more of staked ether can prevent the chain from finalizing by withholding or misaligning attestations. The Ethereum protocol includes an “inactivity leak” mechanism designed to mitigate this type of attack, which progressively reduces the staked ether of non-participating validators until the remaining active validators regain a two-thirds supermajority, thereby restoring finality. However, no assurance can be given that this mechanism will be effective under all circumstances or that it will operate without significant disruption to the network.

Control of more than 50% of staked ether enables more extensive attacks. An attacker with a majority of staked ether could dominate the fork choice algorithm used by the Ethereum network, enabling it to censor certain transactions, perform short-range reorganizations of the blockchain, and extract value by reordering transactions in its favor. The attacker could also “double-spend” its own ether (i.e., spend the same ether in more than one transaction) and prevent the confirmation of other users’ transactions for so long as it maintained control. Notably, under Ethereum’s current proof-of-stake consensus mechanism, an attacker at the 51% threshold could potentially sustain such an attack without triggering the protocol’s slashing penalties, as the fork choice algorithm may not distinguish between malicious attestations and legitimate disagreement among validators. This makes a 51% attack particularly difficult for the protocol to detect and counter through automated means.

If a malicious actor possesses 66% or more of the staked ether, it could effectively control the network, including the ability to finalize its preferred version of the blockchain without the cooperation of honest validators. At this threshold, the attacker could decide which transactions are processed, censor or reorder transactions, and rewrite the recent history of the blockchain. While the attacker could not forge transactions or generate new ether, it could exercise near-total control over the contents of finalized blocks.

Ethereum’s proof-of-stake consensus mechanism includes several built-in defenses against these attacks. Validators who engage in provably malicious behavior, such as proposing conflicting blocks or submitting contradictory attestations, are subject to “slashing”—the partial or total confiscation and destruction of their staked ether, followed by removal from the validator set. These penalties are designed to make attacks economically irrational, as the attacker’s staked capital is directly at risk of destruction. The cost of mounting a 51% attack on the Ethereum network is substantial, currently estimated at tens of billions of dollars in staked ether, all of which would be at risk in the event of a detected attack. Additionally, in the event of a successful attack at any threshold, the Ethereum community may coordinate an out-of-band social consensus response, including adopting an honest minority fork of the blockchain and thereby rendering the attacker’s staked ether worthless on the community-adopted chain. This social layer defense has historical precedent, having been employed following the decentralized autonomous organization (DAO) exploit in 2016.

Notwithstanding these defenses, the risk of a staking-based attack may be heightened by concentration in the ownership and staking of ether. A significant portion of staked ether is currently pooled through liquid staking protocols and centralized staking services. For example, a single liquid staking protocol, Lido, accounts for approximately 24% of all staked ether as of the date of this SAI, approaching the critical 33% threshold. The top three staking entities collectively control a majority of validating nodes. While these entities are not single actors and their operations are distributed across multiple node operators, the concentration of staking power in a small number of entities could increase the feasibility of a coordinated attack or create correlated failure risks. Additionally, a bug or vulnerability in a dominant consensus client (i.e., the software that validators use to participate in the network) could cause correlated failures among a large proportion of validators, potentially mimicking the effects of a 33% or greater attack even absent malicious intent.

In addition, a malicious actor may also obtain control over the blockchain network through its influence over core developers by gaining direct control over a core developer or an otherwise influential programmer. To the extent that the Ethereum network’s ecosystem does not grow or diversify, the possibility that a malicious actor may be able to obtain control of the staking power, client software, or development direction of the blockchain network will remain heightened. If the feasibility of a bad actor gaining control of the blockchain network increases, it may negatively affect the ability of the Fund’s OnChain Shares to be held on the blockchain undergoing such an attack, and could reduce the security, functionality, and value of the network on which the OnChain Shares are issued.

Before investing in OnChain Shares on a particular blockchain, an investor should carefully consider the risks of using such blockchain network and should conduct their own assessment of the suitability of such network for making their investment in the Fund.

Blockchain Networks. The suitability of the blockchain networks (and underlying blockchain ledger) approved for use by the Fund could decline due to a variety of causes, adversely affecting the functionality of the token balances and an investment in the Fund. Blockchain networks are based on software protocols that govern the peer-to-peer interactions between computers connected to these networks. The suitability of a network for the blockchain-based functionality provided in connection with OnChain Shares depends upon a variety of factors, including, but not limited to:

1.	The effectiveness of the informal groups of (often uncompensated) developers contributing to the protocols that underlie the network;

2.	Effectiveness of validators and the proof-of-stake consensus mechanism to secure the network against confirmation of invalid transactions;

3.	The continued participation of a sufficient number of independent, honest validators;

4.	The lack of collusion between validators or staking providers;

5.	Disputes among the developers or validators of the network;

6.	Changes in the consensus or validation scheme that underlies the network (including protocol upgrades);

7.	The failure of cybersecurity controls or security breaches of the network or its supporting infrastructure (including validator nodes and client software);

8.	The inability of validators to reach consensus and the consequential halting or degradation of transaction verification on the network;

9.	The existence of undiscovered technical flaws in the network;

10.	The development of new or existing hardware or software tools or mechanisms that could negatively impact the functionality of the systems (including advances in computing or cryptography);

11.	The price of ether;

12.	The cost of “gas” fees required to execute transactions or smart contracts on the network;

13.	Intellectual property rights-based or other claims against the network’s participants;

14.	The continued adoption and use of the network; and

15.	The maturity of the computer software programming software development kit used in connection with the network.

Unfavorable developments or characteristics of any of the above or other circumstances could adversely affect the Fund’s operations or the functionality of OnChain Shares. Furthermore, a blockchain record stores the complete transaction history from issuance of OnChain Shares. As a result, robust and transparent data, other than shareholder personal identifying information, will be publicly available via the published blockchain and tools such as block explorers. Such transaction data is secured by cryptography and only a public-key-derived wallet address (and not a shareholder’s personal identifying information) will be exposed to the public on the blockchain. The personal identifying information necessary to associate a public key representing a given block of OnChain Shares with the record owner of those OnChain Shares will be maintained by the Fund’s transfer agent and will not be available to the public. However, if there are data security breaches with respect to such database(s) resulting in theft of the information necessary to link personal identity with the public key and related OnChain Share transactions, the stolen information could be used to determine a shareholder’s identity and complete transaction history in OnChain Shares.

Concerns over these privacy issues may limit adoption of public-ledger blockchain technology, reducing the potential market acceptance for OnChain Shares.

Blockchain Network Suitability. Although neither the Fund, BlackRock, nor the Fund’s transfer agent endorses or recommends any particular blockchain, and an investor should independently assess any blockchain for their own purposes and use cases, the Fund’s transfer agent will nonetheless review information related to a blockchain in relation to allowing a blockchain to be used to support OnChain Shares, including the following:

•	Operational Integrity and Scalability: Each supported blockchain should generally demonstrate consistent performance and adequate scalability.

•	Transaction Costs: Each supported blockchain should have reasonably understandable transaction fees.

•

Permissioning Compatibility: Each supported blockchain should be able to support the Fund’s transfer agent’s permissioned framework on public, permissionless blockchains in seeking to ensure that only pre-approved wallets can participate in transactions involving OnChain Shares.

•

Burning and Minting Process: For investors seeking to move OnChain Shares between two different blockchains, each supported blockchain should be able to support the Fund’s transfer agent’s management of a burning and minting process. This process involves reducing the balance of OnChain Shares on the originating blockchain to zero by recording a “burning” transaction and then minting an equivalent number of OnChain Shares on the destination blockchain. This controlled burning and minting process seeks to ensure that the movement of OnChain Shares between blockchains does not result in any dilution or duplication of OnChain Shares. As of the date of this SAI, only one blockchain supports OnChain Shares (i.e., Ethereum), but the Fund may, in the future, utilize multiple blockchains.

Investors should note that they may experience materially different service levels on different blockchains. As of the date of this SAI, OnChain Shares of the Fund are only offered on Ethereum.

Blockchain Regulation. Regulation of digital assets (such as OnChain Shares), blockchain technologies and digital asset platforms is currently developing and likely to rapidly evolve, varies significantly among international, federal, state and local jurisdictions and is subject to significant uncertainty. Various legislative and executive bodies in the United States and in other countries are currently considering, or may in the future consider, laws, regulations, guidance, or other actions, which may severely impact the Fund, and thus the Fund’s shareholders. Failure by the Fund or any Fund service provider to comply with any laws, rules or regulations, some of which may not exist yet or are subject to interpretation and may be subject to change, could result in a variety of adverse consequences to the Fund (and thus to the Fund’s shareholders), including civil penalties and fines. New or changing laws and regulations or interpretations of existing laws and regulations may adversely impact the Fund’s ability to issue and redeem OnChain Shares or otherwise make distributions on OnChain Shares, the secondary market liquidity and market price of OnChain Shares, shareholders’ ability to access or otherwise utilize an exchange or platform for trading of OnChain Shares (should such a platform or exchange exist in the future and such activity be permitted by the Fund) and the structure, rights and transferability of OnChain Shares (should shareholders be permitted to transfer or exchange OnChain Shares in the future). Therefore, there can be no assurance that any new or continuing regulatory scrutiny or initiatives will not have an adverse impact on OnChain Shares or impede the Fund’s current or future activities. In addition, because of the differences between the way OnChain Shares are issued and recorded as compared to shares in a traditional mutual fund, there is a risk that issues that might easily be resolved by existing law if traditional methods were involved may not be easily resolved for OnChain Shares. The occurrence of any related issue or dispute could have a material adverse effect on the Fund’s current or future business or OnChain Shares. Blockchain networks currently face an uncertain regulatory landscape in not only the United States but also in many foreign jurisdictions such as the European Union and China. Various foreign jurisdictions may, in the near future, adopt laws, regulations or directives that affect a blockchain network and its users, developers and service providers that fall within such jurisdictions’ regulatory scope. Such laws, regulations or directives may conflict with those of the United States or may directly and negatively impact the Fund and its service providers. The effect of any future regulatory change is impossible to predict, but such change could be substantial and adverse to the shareholders, the Fund and the Fund’s service providers.

Stablecoin Regulatory Risk. The Fund intends to operate such that its OnChain Shares will be “eligible reserve assets” for payment stablecoin issuers under a U.S. law enacted in July 2025 designed to establish a framework for regulation of such issuers and any regulation adopted thereunder (the “GENIUS Act”). However, aspects of the GENIUS Act remain unclear and subject to interpretation, and federal regulators, including the Office of the Comptroller of the Currency (OCC) and the U.S. Department of the Treasury, are developing implementing standards that have not been finalized as of the date of this Prospectus. Changes in, or new interpretations of, the GENIUS Act or related rules could affect the types of instruments the Fund is permitted to hold under that framework or the methods by which the Fund implements its investment strategy, including operational processes tied to its permissioned use of public blockchains for OnChain Shares. These developments could require the Fund to adjust portfolio holdings or modify operational practices and could adversely affect the Fund or its shareholders.

Commercial Paper. TempCash may purchase commercial paper that is rated at the time of purchase in the highest rating category by at least two unaffiliated nationally recognized statistical rating organizations (“NRSROs”) that rate such security (or its issuer), such as S&P Global Ratings (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”). Commercial paper purchasable by TempCash includes “Section 4(a)(2) paper,” a term that includes debt obligations issued in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”). Section 4(a)(2) paper is restricted as to disposition under the Federal securities laws, and is frequently sold (and resold) to institutional investors such as TempCash through or with the assistance of dealers who make a market in Section 4(a)(2) paper, thereby providing liquidity. Certain transactions in Section 4(a)(2) paper may qualify for the registration exemption provided in Rule 144A under the 1933 Act (see “Restricted Securities” below).

Domestic Issuers. The Trust considers any issuer organized under the laws of a United States jurisdiction to be a United States issuer, and for purposes of TempCash’s investments, the Trust considers an issuer to be a United States domestic issuer even if it is organized outside of a United States jurisdiction if the underlying credit support for the issuer’s security is provided by an entity organized under the laws of a United States jurisdiction.

Environmental, Social and Governance (“ESG”) Integration. Although TempCash does not seek to implement a specific sustainability objective, strategy or process unless disclosed in the Funds’ prospectuses, BlackRock will consider ESG factors as part of the credit research and investment process for TempCash. BlackRock views ESG integration as the practice of incorporating financially material ESG data or information into investment processes with the objective of enhancing risk-adjusted returns. All securities purchases by TempCash are selected from approved lists maintained by BlackRock. All instruments on an approved list used by TempCash have met the minimal credit risk requirement of Rule 2a-7, if required. In reviewing instruments, BlackRock will consider the capacity of the issuer or guarantor to meet its obligations. BlackRock considers ESG data within the total data available during its review. This may include third party research as well as considerations of proprietary BlackRock research across the ESG risks and opportunities regarding an issuer.

The ESG characteristics utilized in TempCash’s investment processes are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. Certain of these considerations may affect the Fund’s exposure to certain companies or industries. While BlackRock views ESG considerations as having the potential to contribute to TempCash’s long-term performance, there is no guarantee that such results will be achieved.

Forward Commitments. The Funds may purchase or sell money market securities on a forward commitment basis at fixed purchase terms. The purchase or sale will be recorded on the date a Fund enters into the commitment, and the value of the security will thereafter be reflected in the calculation of the Fund’s NAV. The value of the security on the delivery date may be more or less than its purchase price. Although a Fund generally will enter into forward commitments with the intention of acquiring securities for its portfolio, a Fund may dispose of a commitment prior to settlement if the Manager deems it appropriate to do so.

There can be no assurance that a security purchased or sold through a forward commitment will be delivered. The value of securities in these transactions on the delivery date may be more or less than a Fund’s purchase price. The Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from appreciation in the value of the security during the commitment period.

Funding Agreements. TempCash may invest in guaranteed investment contracts and similar funding agreements. In connection with these investments, a Fund makes cash contributions to a deposit fund of the insurance company’s general account. The insurance company then credits to the Fund on a periodic basis guaranteed interest, which is based on an index. The funding agreements provide that this guaranteed interest will not be less than a certain minimum rate. The purchase price paid for a funding agreement becomes part of the general assets of the insurance company, and the contract is paid from the general assets of the insurance company. Each Fund will only purchase funding agreements from highly rated insurance companies which, at the time of purchase, have assets of $1 billion or more and meet quality and credit standards established by the Manager under guidelines approved by the Board. Generally, funding agreements are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in some funding agreements does not currently exist.

Illiquid Investments. No Fund will acquire any illiquid security (i.e., securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to them by the Fund) if, immediately following such purchase, more than 5% of the Fund’s total assets are invested in illiquid securities. The Manager will monitor the liquidity of illiquid investments under the supervision of the Board. A Fund’s illiquid investments may reduce the returns of the Fund because it may be difficult to sell the illiquid investments at an advantageous time or price.

Inflation Risk. Like all mutual funds, the Funds are subject to inflation risk. Inflation risk is the risk that the present value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of a Fund’s assets can decline as can the value of a Fund’s distributions.

Interest Rate Risk. The value of fixed income securities in the Funds can be expected to vary inversely with changes in prevailing interest rates. Fixed income securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than securities with shorter maturities.

Investment in Other Investment Companies. The Funds, except for Treasury Trust Fund and BlackRock Select Treasury Based Liquidity Fund, may invest in securities issued by other open-end or closed-end investment companies as permitted by the 1940 Act and their investment strategies. Investments in other investment companies may cause a Fund (and, indirectly, the Fund’s shareholders) to bear proportionately the costs incurred in connection with the other investment companies’ operations. These investments may include, as consistent with a Fund’s investment objective and policies, certain variable rate demand securities issued by closed-end funds, which invest primarily in portfolios of taxable or tax-exempt securities. With respect to MuniCash, it is anticipated that the payments made on variable rate demand securities issued by closed-end municipal bond funds will be exempt from federal income tax and, with respect to any such securities issued by single state municipal bond funds, exempt from the applicable state’s income tax. Except as otherwise permitted under the 1940 Act, each Fund currently intends to limit its investments in other investment companies so that, as determined immediately after a security purchase is made: (a) not more than 5% of the value of the Fund’s total assets will be invested in the securities of any one investment company; (b) not more than 10% of the Fund’s total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting securities of any one investment company will be owned by the Fund. A Fund, as discussed below in “Investment Limitations,” also may invest all of its assets in an open-end investment company or series thereof with substantially the same investment objectives, restrictions and policies as the Fund. Each Fund, pursuant to the 1940 Act and subject to certain conditions, may invest without limitation in affiliated registered and affiliated unregistered money market funds. (Alternatively, each Fund may rely on an exemptive order received from the SEC permitting it to invest in affiliated registered money market funds and in an affiliated private investment company, provided however, that in all cases the Fund’s aggregate investment of cash in shares of such investment companies shall not exceed 25% of the Fund’s total assets at any time.) As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if a Fund acquires shares in investment companies, shareholders would bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees). Investments by a Fund in wholly owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies.

Loan Participations. TempCash may purchase loan participations. Loan participations are interests in loans which are administered by the lending bank or agent for a syndicate of lending banks, and sold by the lending bank or syndicate member. TempCash may purchase interests in loan participations for which the underlying loan is issued by borrowers in whose obligations the Funds are permitted to invest. Such loan participations may have a demand provision that permits the Fund to require repayment within seven days. However, participations may not have such a demand provision and may not be otherwise marketable. Because the intermediary bank does not guarantee a loan participation in any way, a loan participation is subject to the credit risk generally associated with the underlying corporate borrower. In the event of the bankruptcy or insolvency of the borrower, a loan participation may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct by the intermediary bank. In addition, in the event the underlying corporate borrower defaults, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of the borrower. Under the terms of a loan participation, the purchasing Fund may be regarded as a creditor of the intermediary bank so that the Fund may also be subject to the risk that the issuing bank may become insolvent.

Mortgage-Related and Other Asset-Backed Securities. TempCash and FedFund may purchase mortgage-related and other asset-backed securities. Mortgage-related securities include fixed and adjustable rate Mortgage Pass-Through Certificates, which provide the holder with a share of the interest and principal payments on a pool of mortgages, ordinarily backed by residential properties. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Pass-Through Certificates guaranteed by the Government National Mortgage Association (“Ginnie Mae”) (such certificates are also known as “Ginnie Maes”) are guaranteed as to the timely payment of principal and interest by Ginnie Mae, whose guarantee is backed by the full faith and credit of the United States. Ginnie Mae is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Mae certificates also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury Department to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association (“Fannie Mae”) include Fannie Mae guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”), which are guaranteed as to timely payment of principal and interest by Fannie Mae. They are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of Fannie Mae to borrow from the U.S. Treasury Department. Fannie Mae was established as a federal agency in 1938 and in 1968 was chartered by Congress as a private shareholder-owned company. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”) include Freddie Mac Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). Freddie Mac is a stockholder-owned corporation chartered by Congress in 1970. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. While Freddie Mac generally does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. On September 6, 2008, Director James Lockhart of the Federal Housing Finance Agency (“FHFA”) appointed FHFA as conservator of both Fannie Mae and Freddie Mac. In addition the U.S. Treasury Department agreed to provide Fannie Mae and Freddie Mac up to $100 billion of capital each on an as needed basis to insure that they continue to provide liquidity to the housing and mortgage markets.

TempCash only may invest in classes of collateralized mortgage obligations (“CMOs”) deemed to have a remaining maturity of 397 days or less in accordance with the requirements of Rule 2a-7 under the 1940 Act. Each class of a CMO, which frequently elects to be taxed as a real estate mortgage investment conduit (“REMIC”), represents a direct ownership interest in, and the right to receive a specified portion of, the cash flow consisting of interest and principal on a pool of residential mortgage loans or mortgage pass-through securities (“Mortgage Assets”). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in many ways. In most cases, however, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. These multiple class securities may be issued or guaranteed by U.S. Government agencies or instrumentalities, including Ginnie Mae, Fannie Mae and Freddie Mac, or issued by trusts formed by private originators of, or investors in, mortgage loans. Classes in CMOs which TempCash may hold are known as “regular” interests. TempCash may also hold “residual” interests, which in general are junior to and significantly more volatile than “regular interests.” The residual in a CMO structure generally represents the interest in any excess cash flow or tax liability remaining after making required payments of principal of and interest on the CMOs, as well as the related administrative expenses of the issuer. The market for CMOs may be more illiquid than that of other securities. TempCash currently intends to hold CMOs only as collateral for repurchase agreements.

Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes (“PACs”) and targeted amortization classes (“TACs”). IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages the cash flow from which has been separated into interest and principal components. IOs (interest only securities) receive the interest portion of the cash flow while POs (principal only securities) receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the investment is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slow, the life of the PO is lengthened and the yield to maturity is reduced. PACs are parallel pay REMIC pass-through or participation certificates (“REMIC Certificates”), which generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates (the “PAC Certificates”), even though all other principal payments and prepayments of the mortgage assets are then required to be applied to one or more other classes of the Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets. These tranches (often called “supports” or “companion” tranches) tend to have market prices and yields that are more volatile than the PAC classes.

TACs are similar to PACs in that they require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates. A PAC’s payment schedule, however, remains in effect as long as prepayment rates on the underlying mortgages do not exceed certain ranges. In contrast, a TAC provides investors with protection, to a certain level, against either faster than expected or slower than expected prepayment rates, but not both. TACs thus provide more cash flow stability than a regular sequential paying class, but less than a PAC. TACs also tend to have market prices and yields that are more volatile than PACs.

TempCash may also invest in non-mortgage asset-backed securities (e.g., backed by installment sales contracts, credit card receivables or other assets). Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt.

The yield characteristics of certain mortgage-related and asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to a mortgage-related or asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If a Fund has purchased such a mortgage-related or asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid. Conversely, an increase in interest rates may result in lengthening the anticipated maturity of such a security because expected prepayments are reduced. A prepayment rate that is faster than expected will reduce the yield to maturity of such a security, while a prepayment rate that is slower than expected may have the opposite effect of increasing yield to maturity.

In general, the assets supporting non-mortgage asset-backed securities are of shorter maturity than the assets supporting mortgage-related securities. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities, and, as noted above, changes in market rates of interest may accelerate or retard prepayments and thus affect maturities. These characteristics may result in a higher level of price volatility for asset-backed securities with prepayment features under certain market conditions. In addition, while the trading market for short-term mortgages and asset-backed securities is ordinarily quite liquid, in times of financial stress the trading market for these securities sometimes becomes restricted.

Municipal Obligations. TempCash and MuniCash may purchase municipal obligations. Municipal obligations include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities (“Municipal Obligations”). Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term Municipal Obligations if, in the opinion of counsel to the issuer, the interest paid thereon is exempt from regular federal income tax.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations. For example, the Tax Reform Act of 1986 required that interest on certain private activity bonds be included in an investor’s alternative minimum taxable income, and that corporate investors include all tax-exempt interest in the calculation of adjusted current earnings for purposes of determining the corporation’s alternative minimum tax liability. Future legislative proposals, if enacted into law, regulations, rulings or court decisions may cause interest on Municipal Obligations to be subject, directly or indirectly, to federal income taxation or may cause interest on Municipal Obligations that are presently exempt from state and local taxation to be subject to state or local income taxation, or the value of such Municipal Obligations to be subject to state or local intangible personal property tax, or may otherwise prevent a Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in a Fund. The Trust cannot predict what legislation or regulations, if any, may be proposed in Congress or promulgated by the U.S. Treasury Department or by various states as regards the federal, state or local income tax exemption of interest on such obligations or the impact of such legislative and regulatory activity on such exemption.

The two principal classifications of Municipal Obligations which may be held by the Funds are “general obligation” securities and “revenue” securities. General obligation securities are secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the municipal issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

The Funds’ portfolios may also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

There are, of course, variations in the quality of Municipal Obligations, both within a particular classification and between classifications, and the yields on Municipal Obligations are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody’s and S&P represent their opinions as to the quality of Municipal Obligations. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Municipal Obligations with the same maturity, interest rate and ratings may have different yields while Municipal Obligations of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by the Funds, an issue of Municipal Obligations may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Funds. The Manager will consider such an event in determining whether the Funds should continue to hold the obligation.

An issuer’s obligations under its Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors generally, such as the federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Obligations may be materially adversely affected by litigation or other conditions.

Among other types of Municipal Obligations that the Funds may purchase are short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, the Funds may invest in other types of instruments including general obligation and private activity bonds, provided they have remaining maturities of 397 days or less at the time of purchase. For MuniCash, the interest on these other types of instruments, in the opinion of counsel to the issuer, is exempt from federal income tax.

MuniCash may hold derivatives that, in the opinion of counsel to the issuer of the derivative, are tax-exempt, and TempCash may hold derivatives, which may be in the form of tender option bonds, participations, beneficial interests in a trust, partnership interests or other forms. A number of different structures have been used. For example, interests in long-term fixed-rate Municipal Obligations, held by a bank as trustee or custodian, are coupled with tender option, demand and other features when the derivatives are created. Together, these features entitle the holder of the interest to tender (or put) the underlying Municipal Obligation to a third party at periodic intervals and to receive the principal amount thereof. In some cases, Municipal Obligations are represented by custodial receipts evidencing rights to receive specific future interest payments, principal payments, or both, on the underlying municipal securities held by the custodian. Under such arrangements, the holder of the custodial receipt has the option to tender the underlying municipal security at its face value to the sponsor (usually a bank or broker dealer or other financial institution), which is paid periodic fees equal to the difference between the bond’s fixed coupon rate and the rate that would cause the bond, coupled with the tender option, to trade at par on the date of a rate adjustment. The Funds may hold derivatives, such as participation interests and custodial receipts, for Municipal Obligations which give the holder the right to receive payment of principal subject to the conditions described above. The Internal Revenue Service has not ruled on whether the interest received on derivatives in the form of custodial receipts is tax-exempt, and accordingly, purchases by MuniCash of any such receipts are based on the opinion of counsel to the sponsors of such derivative securities. Neither the Funds nor the Manager will independently review the underlying proceedings related to the creation of any tax-exempt derivatives or the bases for such opinion.

Before purchasing a derivative for such Funds, the Manager is required by the Funds’ procedures to conclude that the tax-exempt security and the supporting short-term obligation involve minimal credit risks and are Eligible Securities under the Funds’ Rule 2a-7 procedures. In evaluating the creditworthiness of the entity obligated to purchase the tax-exempt security, the Manager will review periodically the entity’s relevant financial information.

Negative Interest Rate Scenarios. Should a negative interest rate scenario ever occur that causes a Government Fund to have a negative gross yield, the Fund may account for the negative gross yield by either using a floating NAV or a reverse distribution mechanism that seeks to maintain a stable net asset value of the Fund by cancelling shareholders’ shares in the amount of the negative gross yield. If a Fund converts to a floating NAV, any losses the Fund experiences due to negative interest rates will be reflected in a declining NAV per share. Under a reverse distribution mechanism, shareholders in a Fund would observe a stable share price but a declining number of shares for their investment. This means that such an investor would lose money when the Fund cancels shares. In either situation, the Board will need to determine that the approach is in the best interests of the Fund and will need to ensure shareholders are provided adequate disclosures around the consequences of the approach chosen by the Board for the Fund.

Operational and Technology Risks. Each Fund and the entities with which it interacts directly or indirectly are susceptible to operational and technology risks, including those related to human errors, processing errors, communication errors, systems failures, cybersecurity incidents, and the use of artificial intelligence and machine learning (“AI”), which may result in losses for a Fund and its shareholders or impair a Fund’s operations. These entities include, but are not limited to, a Fund’s adviser, administrator, distributor, other service providers (e.g., index and benchmark providers, accountants, custodians, and transfer agents), financial intermediaries, counterparties, market makers, Authorized Participants, listing exchanges, other financial market operators, and governmental authorities. Operational and technology risks for the issuers in which a Fund invests could also result in material adverse consequences for such issuers and may cause a Fund’s investments in such issuers to lose value. A Fund may incur substantial costs in order to mitigate operational and technology risks, and such risks may be heightened for a Fund that deploys OnChain Shares on public blockchains.

Cybersecurity incidents can result from deliberate attacks or unintentional events against an issuer in which a Fund invests, a Fund or any of its service providers. They include, but are not limited to, gaining unauthorized access to systems, misappropriating assets or sensitive information, corrupting or destroying data, and causing operational disruption. Geopolitical tension may increase the scale and sophistication of deliberate attacks, particularly those from nation states or from entities with nation state backing. Cybersecurity incidents may result in any of the following: financial losses; interference with a Fund’s ability to calculate its NAV; disclosure of confidential information; impediments to trading; submission of erroneous trades by a Fund or erroneous subscription or redemption orders; the inability of a Fund or its service providers to transact business; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; and other legal and compliance expenses. Furthermore, cybersecurity incidents may render records of a Fund, including records relating to its assets and transactions, shareholder ownership of Fund shares, and other data integral to a Fund’s functioning, inaccessible, inaccurate or incomplete. Power outages, natural disasters, equipment malfunctions and processing errors that threaten information and technology systems relied upon by a Fund or its service providers, as well as market events that occur at a pace that overloads these systems, may also disrupt business operations or impact critical data.

AI refers to computer systems that can perform tasks that would otherwise require human intelligence and encompasses various different forms of artificial intelligence, including machine learning models. AI is typically designed to analyze data, learn from patterns and experiences, make decisions, and solve problems. The risks of increased use of AI technologies, such as machine learning, include data risk, transparency risk, and operational risk. These AI technologies, which are generally highly reliant on the collection and analysis of large amounts of data, may incorporate biased or inaccurate data, and it is not possible or practicable to incorporate all relevant data into such technologies. The output or results of any such AI technologies may therefore be incomplete, erroneous, distorted or misleading. Further, AI tools may lack transparency as to how data is utilized and how outputs are generated. AI technologies may also allow the unintended introduction of vulnerabilities into infrastructures and applications. A Fund and its shareholders could be negatively impacted as a result of these risks associated with AI technologies. AI technologies and their current and potential future applications, and the regulatory frameworks within which they operate, continue to quickly evolve, and it is impossible to anticipate the full scope of future AI capabilities or rules and the associated risks to a Fund.

While each Fund’s service providers are required to have appropriate operational, information security and cybersecurity risk management policies and procedures, their methods of risk management may differ from those of a Fund in the setting of priorities, the personnel and resources available or the effectiveness of relevant controls. Each Fund and its adviser seek to reduce these risks through controls, procedures and oversight, including establishing business continuity plans and risk management systems. However, there are inherent limitations in such plans and systems, including the possibility that certain risks that may affect a Fund have not been identified or may emerge in the future; that such plans and systems may not completely eliminate the occurrence or mitigate the effects of operational or information security disruptions or failures or of cybersecurity incidents; or that prevention and remediation efforts will not be successful or that incidents will go undetected. A Fund cannot control the systems, information security or other cybersecurity of the issuers in which it invests or its service providers, counterparties, and other third parties whose activities affect a Fund.

Artificial intelligence and its current and potential future applications, including in the investment and financial sectors, as well as the regulatory frameworks within which they operate, continue to rapidly evolve, and it is impossible to predict the full extent of future applications or regulations. Regulators continue to develop new rules and standards related to cybersecurity and data protection. Compliance with evolving regulations can be demanding and costly, requiring substantial resources to monitor and implement required changes. Ongoing and future regulatory actions with respect to artificial intelligence generally or artificial intelligence’s use in any industry in particular may alter, perhaps to a materially adverse extent, the ability of a Fund’s adviser and other service providers or other market participants to utilize artificial intelligence in the manner used to-date, and may have an adverse impact on the ability of a Fund’s adviser and other service providers, as well as a Fund or the issuers in which it invests, service providers, or other market participants to continue to operate as intended.

Recent Market Events. Since the market stresses associated with the 2008 financial crisis in the United States and global economies, periods of unusually high volatility in the financial markets and restrictive credit conditions, sometimes limited to a particular sector or a geography, continue to recur. Some countries, including the United States, have adopted and/or are considering the adoption of more protectionist trade policies, a move away from the tighter financial industry regulations that followed the financial crisis, and/or substantially reducing corporate taxes. The exact shape of these policies is still being considered, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, especially if the market’s expectations are not borne out. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time. In addition, geopolitical and other risks, including environmental and public health, may add to instability in world economies and markets generally. Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not a Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic, political and/or financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events.

Governments and regulators may take actions that affect the regulation of the Fund or the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Future legislation or regulation or other governmental actions could limit or preclude the Fund’s abilities to achieve its investment objectives or otherwise adversely impact an investment in the Fund. Recent policy initiatives undertaken by the U.S. government have the potential to impact international relations, trade agreements and the overall regulatory environment in ways that could create uncertainty and instability in domestic and global markets, and could adversely affect the investment performance of the Fund. In particular, actions taken by the U.S. government in respect of international trade relations could lead to trade wars, increased costs for imported goods, disruptions in supply chains, reduced foreign investment, and instability in regions where the Fund invests. Political and diplomatic events within the United States, including a contentious domestic political environment, changes in political party control of one or more branches of the U.S. Government, the U.S. Government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a U.S. Government shutdown, and disagreements over, or threats not to increase, the U.S. Government’s borrowing limit (or “debt ceiling”), as well as political and diplomatic events abroad, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. A downgrade of the ratings of U.S. Government debt obligations, or concerns about the U.S. Government’s credit quality in general, could have a substantial negative effect on the U.S. and global economies. For example, concerns about the U.S. Government’s credit quality may cause increased volatility in the stock and bond markets, higher interest rates, reduced prices and liquidity of U.S. Treasury securities, and/or increased costs of various kinds of debt.

Moreover, although the U.S. Government has honored its credit obligations, there remains a possibility that the United States could default on its obligations. The consequences of such an unprecedented event are impossible to predict, but it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Fund’s investments.

An outbreak of respiratory disease caused by a novel coronavirus (COVID-19) that was first detected in December 2019 developed into a global pandemic. This pandemic resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty for a period of time. The impact of this outbreak has adversely affected the economies of many nations and the entire global economy and impacted individual issuers and capital. Other infectious illness outbreaks that may arise in the future could have similar or other unforeseen effects. The duration of any such outbreak and its effects cannot be determined with certainty.

Repurchase Agreements. TempCash, BlackRock Select Treasury Based Liquidity Fund, FedFund and T-Fund may enter into repurchase agreements. In a repurchase agreement, a Fund purchases securities from counterparties, such as banks and broker-dealers, which must be deemed creditworthy by the Manager, subject to the seller’s agreement to repurchase them at an agreed upon time and price. In accordance with guidance issued by the Staff of the SEC, TempCash, FedFund, BlackRock Select Treasury Based Liquidity Fund and T-Fund may also transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements. The Board has established and periodically reviews procedures applicable to transactions involving such joint accounts.

The securities subject to a repurchase agreement may bear maturities exceeding 397 days, provided the repurchase agreement itself matures in 397 days or less. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price (including accrued interest and any accrued premium). Collateral for BlackRock Select Treasury Based Liquidity Fund repurchase agreements may include U.S. Treasury bills, notes and other obligations of the U.S. Treasury. Collateral for T-Fund repurchase agreements may include cash, U.S. Treasury bills, notes and other obligations of the U.S. Treasury. Collateral for FedFund repurchase agreements may include cash and obligations issued by the U.S. Government or its agencies or instrumentalities. Collateral for TempCash repurchase agreements may include cash, obligations issued by the U.S. Government or its agencies or instrumentalities, and obligations rated in the highest category by at least two NRSROs, or, if unrated, determined to be of comparable quality by BlackRock pursuant to guidelines approved by the Board. For TempCash, however, collateral is not limited to the foregoing and may include, for example, obligations rated in any category by NRSROs or include classes of CMOs issued by agencies and instrumentalities of the U.S. Government, such as IOs and POs, residual interests, PAC certificates and TAC certificates. Collateral for a repurchase agreement may also include securities, including equity securities and other fixed income securities, that TempCash could not hold directly without the repurchase obligation. The ratings by NRSROs represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity, and interest rate may have different market prices. Appendix A to this SAI contains a description of the relevant rating symbols used by NRSROs for commercial paper that may be purchased by each Fund. See “Mortgage-Related and Other Asset-Backed Securities” for ratings information about IOs, POs, PACs and TACs.

Irrespective of the type of collateral underlying the repurchase agreement, the Fund must determine that a repurchase obligation with a particular counterparty involves minimal credit risk to the Fund and otherwise satisfies the credit quality standards applicable to the acquisition of an instrument issued by such counterparty in compliance with Rule 2a-7 under the 1940 Act.

The repurchase price under the repurchase agreements described in the Funds’ prospectuses generally equals the price paid by that Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by the Funds’ custodian or sub-custodian, or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by the Funds under the 1940 Act, and for tax purposes generally. It is not clear whether for other purposes a court would consider the securities purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by a Fund to the seller.

Repurchase agreements pose certain risks for a Fund that utilizes them. Such risks are not unique to the Fund but are inherent in repurchase agreements. The Funds seek to minimize such risks but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated. Lower quality collateral and collateral with longer maturities may be subject to greater price fluctuations than higher quality collateral and collateral with shorter maturities. If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher quality collateral.

Regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many repurchase agreements and purchase and sale contracts, terms that delay or restrict the rights of counterparties, such as a Fund, to terminate such agreements, take foreclosure action, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. It is possible that these new requirements, as well as potential additional government regulation and other developments in the market, could adversely affect a Fund’s ability to terminate existing repurchase agreements and purchase and sale contracts or to realize amounts to be received under such agreements.

If, in the event of bankruptcy or insolvency proceedings concerning the seller of the securities, a court holds that the Fund does not have a perfected security interest in the securities, the Fund may be required to return the securities to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction. To minimize this risk, the Funds utilize custodians and subcustodians that the Manager believes follow customary securities industry practice with respect to repurchase agreements, and the Manager analyzes the creditworthiness of the obligor, in this case the seller of the securities. However, because of the legal uncertainties, this risk, like others associated with repurchase agreements, cannot be eliminated.

Also, in the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the securities under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the securities. Such a delay may involve loss of interest or a decline in the value of the securities or other collateral, in which case a Fund may not recover the full amount it paid for the securities and would retain the status of an unsecured creditor of the seller (i.e., the position the Fund would normally be in if it were to hold, pursuant to its investment policies, other unsecured debt of the defaulting seller) with respect to the amount of the shortfall. Certain Funds may enter into repurchase agreements that involve securities that would be subject to a court “stay” in the event of the seller’s bankruptcy or insolvency. A “stay” will prevent a Fund from selling the securities it holds under a repurchase agreement until permitted by a court. In these situations a Fund will be subject to greater risk that the value of the securities will decline before they are sold, and that the Fund will experience a loss.

Apart from the risks associated with bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, whether or not the seller is bankrupt or insolvent. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Fund will direct the seller of the securities to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price. It is possible that, with respect to certain repurchase agreements, a trustee for a bankrupt or insolvent seller could be able to demand the return of any additional securities that were previously delivered to the Fund for this purpose, and a Fund could incur a loss for this reason.

Restricted Securities. TempCash and MuniCash may each invest in restricted securities, which are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale (e.g., Rule 144A securities). Rule 144A under the 1933 Act allows for an institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to “qualified institutional buyers.” The Manager will monitor the liquidity of restricted securities under the supervision of the Board. In reaching liquidity decisions, the Manager will consider, inter alia, the following factors: (1) the unregistered nature of a Rule 144A security; (2) the frequency of trades and quotes for the Rule 144A security; (3) the number of dealers wishing to purchase or sell the Rule 144A security and the number of other potential purchasers; (4) dealer undertakings to make a market in the Rule 144A security; (5) the trading markets for the Rule 144A security; and (6) the nature of the Rule 144A security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A security, the method of soliciting offers and the mechanics of the transfer).

Reverse Repurchase Agreements. Each of TempCash, FedFund and T-Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement a Fund sells a security and simultaneously commits to repurchase that security at a future date from the buyer. In effect, the Fund is temporarily borrowing money at an agreed upon interest rate from the purchaser of the security, and the security sold represents collateral for the loan.

A Fund’s investment of the proceeds of a reverse repurchase agreement involves the speculative factor known as leverage. A Fund may enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Manager will evaluate the creditworthiness of the other party in determining whether a Fund will enter into a reverse repurchase agreement. The use of reverse repurchase agreements involves certain risks. For example, the securities acquired by a Fund with the proceeds of such an agreement may decline in value, although the Fund is obligated to repurchase the securities sold to the counterparty at the agreed upon price. In addition, the market value of the securities sold by a Fund may decline below the repurchase price to which the Fund remains committed.

Reverse repurchase agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. Each of TempCash, FedFund and T-Fund is permitted to invest up to one-third of its total assets in reverse repurchase agreements and securities lending transactions. Investments in reverse repurchase agreements and securities lending transactions will be aggregated for purposes of this investment limitation.

Additionally, regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many reverse repurchase agreements, terms that delay or restrict the rights of counterparties, such as a Fund, to terminate such agreements, take foreclosure action, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. It is possible that these new requirements, as well as potential additional government regulation and other developments in the market, could adversely affect a Fund’s ability to terminate existing reverse repurchase agreements or to realize amounts to be received under such agreements.

Securities Lending. Each of TempCash, FedFund and T-Fund may lend its securities with a value of up to one-third of its total assets (including the value of the collateral for the loan) to qualified brokers, dealers, banks and other financial institutions for the purpose of realizing additional net investment income through the receipt of interest on the loan. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. Loans will only be made to borrowers deemed by the Manager to be creditworthy.

Regulations adopted by global prudential regulators require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many securities lending agreements, terms that delay or restrict the rights of counterparties, such as a Fund, to terminate such agreements, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. It is possible that these requirements, as well as potential additional government regulation and other developments in the market, could adversely affect a Fund’s ability to terminate existing securities lending agreements or to realize amounts to be received under such agreements. Prudential regulation may also favor lenders that can provide additional protections, such as liens that are exercisable in connection with a lender default, to borrowers. Certain Funds expect to provide additional protections to borrowers, where permitted pursuant to a Fund’s investment policies and if the Manager believes doing so is in the best interest of the Fund.

Short-Term Trading. The Funds may engage in short-term trading for liquidity purposes. Increased trading may provide greater potential for capital gains and losses, and also involves correspondingly greater trading costs which are borne by the Fund involved. The Manager will consider such costs in determining whether or not a Fund should engage in such trading.

Stand-By Commitments. TempCash and MuniCash may acquire stand-by commitments. Under a stand-by commitment, a dealer would agree to purchase at a Fund’s option specified Municipal Obligations at their amortized cost value to the Fund plus accrued interest, if any. (Stand-by commitments acquired by a Fund may also be referred to as “put” options.) Stand-by commitments for Municipal Obligations may be exercisable by a Fund at any time before the maturity of the underlying Municipal Obligations and may be sold, transferred, or assigned only with the instruments involved. A Fund’s right to exercise stand-by commitments will be unconditional and unqualified.

Special Considerations Regarding Foreign Investments. Investments by TempCash and MuniCash in securities issued or supported by foreign entities, including foreign governments, foreign banks and foreign branches of U.S. banks, or investments supported by such entities, may subject the Funds to investment risks that are different in some respects from those of investments in obligations of U.S. domestic issuers. These risks may include future unfavorable political and economic developments, possible withholding or other taxes, seizure or nationalization of foreign deposits, interest limitations, the possible establishment of exchange controls, or other governmental restrictions which might affect the payment of principal or interest on the securities held by a Fund. Additionally, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping requirements than those applicable to domestic branches of U.S. banks. A Fund will acquire U.S. dollar-denominated securities issued by foreign issuers, including foreign governments, foreign banks and foreign branches of U.S. banks, only when the Manager believes that the risks associated with such instruments are minimal.

U.S. Government Obligations. Examples of the types of U.S. Government obligations that may be held by the Funds include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Ginnie Mae, Fannie Mae, Federal Financing Bank, General Services Administration, The Co-operative Central Bank, Federal Home Loan Banks, Freddie Mac, Farm Credit System and Tennessee Valley Authority. The Funds may also invest in mortgage-related securities issued or guaranteed by U.S. Government agencies and instrumentalities, including such obligations of Ginnie Mae, Fannie Mae and Freddie Mac.

To the extent consistent with their respective investment objectives, the Funds may invest in a variety of U.S. Treasury obligations and obligations issued by or guaranteed by the U.S. Government or its agencies, instrumentalities or U.S. Government sponsored enterprises. Not all U.S. Government obligations carry the same credit support. No assurance can be given that the U.S. Government would provide financial support to its agencies, instrumentalities or U.S. Government sponsored enterprises if it were not obligated to do so by law. There is no assurance that these commitments will be undertaken or complied with in the future.

Variable and Floating Rate Instruments. Each Fund may purchase variable and floating rate instruments. Variable and floating rate instruments are subject to the credit quality standards described in the prospectuses. In some cases, the Funds may require that the obligation to pay the principal of the instrument be backed by a letter of credit or guarantee. Such instruments may carry stated maturities in excess of 397 days provided that the maturity-shortening provisions stated in Rule 2a-7 are satisfied. Although a particular variable or floating rate demand instrument may not be actively traded in a secondary market, in some cases, a Fund may be entitled to principal on demand and may be able to resell such notes in the dealer market.

Variable and floating rate instruments held by a Fund generally may have maturities of more than 397 days provided: (i) they are subject to a demand feature entitling the Fund to the payment of principal and interest within 397 days of exercise, unless the instrument is issued or guaranteed by the U.S. Government or its agencies and/or instrumentalities, and (ii) the rate of interest on such instruments is adjusted at periodic intervals which may extend up to 397 days.

In determining a Fund’s weighted average portfolio maturity and whether a long-term variable rate demand instrument has a remaining maturity of 397 days or less, the instrument will be deemed by a Fund to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. In determining a Fund’s weighted average portfolio maturity and whether a long-term floating rate demand instrument has a remaining maturity of 397 days or less, the instrument will be deemed by a Fund to have a maturity equal to the period remaining until the principal amount can be recovered through demand. In addition, a variable or floating rate instrument issued or guaranteed by the U.S. Government or its agencies and/or instrumentalities will be deemed by a Fund to have a maturity equal to the period remaining until its next interest rate adjustment (in the case of a variable rate instrument) or one day (in the case of a floating rate instrument). Variable and floating rate notes are frequently rated by credit rating agencies, and their issuers must satisfy the Fund’s quality and maturity requirements. If an issuer of such a note were to default on its payment obligation, the Fund might be unable to dispose of the note because of the absence of an active secondary market and might, for this or other reasons, suffer a loss.

When-Issued and Delayed Settlement Transactions. The Funds may utilize when-issued and delayed settlement transactions. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. Delayed settlement describes settlement of a securities transaction some time in the future. A Fund will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued or delayed settlement basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. When a Fund engages in when-issued or delayed settlement transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in a Fund’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous. The Funds do not intend to purchase when-issued or delayed settlement securities for speculative purposes but only in furtherance of a Fund’s investment objective. Each Fund reserves the right to sell these securities before the settlement date if it is deemed advisable.

Regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many agreements with respect to when-issued, TBA and forward commitment transactions, terms that delay or restrict the rights of counterparties, such as a Fund, to terminate such agreements, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. It is possible that these new requirements, as well as potential additional government regulation and other developments in the market, could adversely affect a Fund’s ability to terminate existing agreements with respect to these transactions or to realize amounts to be received under such agreements.

* * * *

Regulation Regarding Derivatives. The Commodity Futures Trading Commission (“CFTC”) subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the investment adviser either (i) has exposure to, directly or indirectly, more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or (ii) markets itself as providing investment exposure to such instruments. To the extent a Fund uses CFTC Derivatives, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, BlackRock has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. BlackRock is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of the Funds.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees of the Trust and the Board of Directors of BlackRock have each approved Portfolio Holdings and Related Information Distribution Guidelines (the “Policy”) regarding the disclosure of each Fund’s portfolio securities, as applicable, and other portfolio information. The purpose of the Policy is to ensure that (i) shareholders and prospective shareholders of the Funds have equal access to portfolio holdings and characteristics and (ii) third parties (such as consultants, intermediaries and third-party data providers) have access to such information no earlier or more frequently than shareholders and prospective shareholders.

Pursuant to the Policy, the Trust and the Manager may, under certain circumstances as set forth below, make selective disclosure with respect to a Fund’s Portfolio Characteristics (as defined below) and Portfolio Holdings (as defined below). The Board of Trustees of the Trust and the Board of Directors of BlackRock have each approved the adoption by the Trust of the Policy, and employees of BlackRock are responsible for adherence to the Policy. The Board of Trustees provides ongoing oversight of the Trust’s and Manager’s compliance with the Policy.

Disclosure of material non-public information (“Confidential Information”) about a Fund’s Portfolio Holdings and/or Portfolio Characteristics is prohibited, except as provided in the Policy.

Confidential Information relating to a Fund may not be distributed to persons not employed by BlackRock unless the Fund has a legitimate business purpose for doing so and confidentiality obligations are in effect, as appropriate.

•	Portfolio Holdings: “Portfolio Holdings” are a Fund’s portfolio securities and other instruments, and include, but are not limited to:

•	for equity securities, information such as issuer name, CUSIP, ticker symbol, total shares and market value;

•	for fixed income securities, information such as issuer name, CUSIP, ticker symbol, coupon, maturity, current face value, market value, yield, WAL, WAM, duration and convexity;

•	for all securities, information such as quantity, SEDOL and market price as of a specific date;

•	for derivatives, indicative data including, but not limited to, pay leg, receive leg, notional amount, reset frequency and trade counterparty; and

•

for trading strategies, specific portfolio holdings, including the number of shares held, weightings of particular holdings, trading details, pending or recent transactions and portfolio management plans to purchase or sell particular securities or allocation within particular sectors.

•

Portfolio Characteristics (excluding Liquidity Metrics): “Portfolio Characteristics” include, but are not limited to, sector allocation, credit quality breakdown, maturity distribution, duration and convexity measures, average credit quality, average maturity, average coupon, top 10 holdings with percent of the fund held, average market capitalization, capitalization range, risk related information (e.g., value at risk, standard deviation), ROE, P/E, P/B, P/CF, P/S and EPS.

•

Additional characteristics specific to money market funds include, but are not limited to, historical daily and weekly liquid assets (as defined under Rule 2a-7) and historical fund net inflows and outflows.

•	Portfolio Characteristics — Liquidity Metrics:

•

“Liquidity Metrics” which seek to ascertain a Fund’s liquidity profile under BlackRock’s global liquidity risk methodology which include, but are not limited to: (a) disclosure regarding the number of days needed to liquidate a portfolio or the portfolio’s underlying investments; and (b) the percentage of a Fund’s NAV invested in a particular liquidity tier under BlackRock’s global liquidity risk methodology.

•	The dissemination of position-level liquidity metrics data and any non-public regulatory data pursuant to SEC Rule 22e-4 (including SEC liquidity tiering) is not permitted unless pre-approved.

•

Disclosure of Liquidity Metrics pursuant to Section 3 of the Policy should be reviewed by BlackRock’s Risk and Quantitative Analysis Group and the relevant portfolio management team prior to dissemination.

Information that is non-material or that may be obtained from public sources (i.e., information that has been publicly disclosed via a filing with the SEC (e.g., a fund’s annual report and annual financial statements), through a press release or placement on a publicly-available internet website), or information derived or calculated from such public sources shall not be deemed Confidential Information.

Portfolio Holdings and Portfolio Characteristics may be disclosed in accordance with the below schedule or as specified in a Fund’s registration statement.

Open-End Mutual Funds (Excluding Money Market Funds)

Time Periods for Portfolio Holdings
	Prior to 20 Calendar Days After Month-End	20 Calendar Days After Month-End To Public Filing
Portfolio Holdings	Cannot disclose without non-disclosure or confidentiality agreement and Chief Compliance Officer (“CCO”) approval.	May disclose to shareholders, prospective shareholders, intermediaries, consultants and third-party data providers (e.g., Lipper, Morningstar and Bloomberg), except with respect to Global Allocation funds[1], BlackRock Core Bond Portfolio and BlackRock Strategic Income Opportunities Portfolio of BlackRock Funds V, BlackRock Strategic Global Bond Fund, Inc., BlackRock Total Return V.I. Fund of BlackRock Variable Series Funds II, Inc., BlackRock Sustainable Total Return Fund of BlackRock Bond Fund, Inc., BlackRock Unconstrained Equity Fund and BlackRock Systematic Multi-Strategy Fund (each of whose portfolio holdings may be disclosed 60 calendar days after month-end). BlackRock generally discloses portfolio holdings information on the lag times established herein on its public website. If Portfolio Holdings are disclosed to one party, they must also be disclosed to all other parties requesting the same information.
Time Periods for Portfolio Characteristics
Portfolio Characteristics (Excluding Liquidity Metrics)	Prior to 5 Calendar Days After Month-End	5 Calendar Days After Month-End
	Cannot disclose without non-disclosure or confidentiality agreement and CCO approval.[1],[2]	May disclose to shareholders, prospective shareholders, intermediaries, consultants and third-party data providers (e.g., Lipper, Morningstar and Bloomberg). If Portfolio Characteristics are disclosed to one party, they must also be disclosed to all other parties requesting the same information.
Portfolio Characteristics — Liquidity Metrics	Prior to 60 Calendar Days After Calendar Quarter-End	60 Calendar Days After Calendar Quarter-End
	Cannot disclose without non-disclosure or confidentiality agreement and CCO approval.	May disclose to shareholders, prospective shareholders, intermediaries and consultants; provided portfolio management has approved. If Liquidity Metrics are disclosed to one party, they must also be disclosed to all other parties requesting the same information.

[1] Global Allocation Exception: For purposes of portfolio holdings, Global Allocation funds include BlackRock Global Allocation Fund, Inc., BlackRock Global Allocation Portfolio of BlackRock Series Fund, Inc. and BlackRock Global Allocation V.I. Fund of BlackRock Variable Series Funds, Inc. Information on certain Portfolio Characteristics of BlackRock Global Allocation Portfolio and BlackRock Global Allocation V.I. Fund is available, upon request, to insurance companies that use these funds as underlying investments (and to advisers and sub-advisers of funds invested in BlackRock Global Allocation Portfolio and BlackRock Global Allocation V.I. Fund) in their variable annuity contracts and variable life insurance policies on a weekly basis (or such other period as may be determined to be appropriate). Disclosure of such characteristics of these two funds constitutes a disclosure of Confidential Information and is being made for reasons deemed appropriate by BlackRock and in accordance with the requirements set forth in these guidelines. If Portfolio Characteristics are disclosed to one party, they must also be disclosed to all other parties requesting the same information.

[2] Strategic Income Opportunities Exception: Information on certain Portfolio Characteristics of BlackRock Strategic Income Opportunities Portfolio of BlackRock Funds V may be made available to shareholders, prospective shareholders, intermediaries, consultants and third party data providers, upon request on a more frequent basis as may be deemed appropriate by BlackRock from time-to-time. If Portfolio Characteristics are disclosed to one party, they must also be disclosed to all other parties requesting the same information.

Open-End Mutual Funds and ETFs (Excluding Money Market Mutual Funds and MM ETFs)

Time Periods for Portfolio Characteristics: Liquidity Metrics
	Prior to 60 Calendar Days After Calendar Quarter-End	60 Calendar Days After Calendar Quarter-End
Portfolio Characteristics — Liquidity Metrics	Cannot disclose without non-disclosure or confidentiality agreement and Chief Compliance Officer (“CCO”) approval.	May disclose to shareholders, prospective shareholders, intermediaries and consultants; provided portfolio management has approved. If Liquidity Metrics are disclosed to one party, they must also be disclosed to all other parties requesting the same information.

Money Market Mutual Funds and ETFs3,4,5

Money Market ETFs will comply with the disclosure requirements under both the Money Market (Rule 2a-7) Policy and the ETF Rule (Rule 6c-11) Policy.

Time Periods
	Prior to 5 Calendar Days After Month-End	5 Calendar Days After Month-End to Date of Public Filing
Portfolio Holdings

Cannot disclose without non-disclosure or confidentiality agreement and CCO approval except the following Portfolio Holdings information is required to be released on the website pursuant to Rule 2a-7 on a monthly basis: name of issuer, category of investment, CUSIP, principal amount, maturity dates, yields and value.

BlackRock will release this information on the following timelines or on a more frequent timeline than required under Rule 2a-7:

•

Government MMFs: Daily portfolio holdings are released on the website on a one business day lag.

•

Money Market ETFs (prime and government): Daily portfolio holdings information released on a daily basis pursuant to ETF rule requirements.

•

Certain Money Market Mutual Funds and Money Market ETFs: Weekly schedule of investments (PDF) is posted to the website at least one business day after week-end. (The Cash business identifies those Funds.)

May disclose to shareholders, prospective shareholders, intermediaries, consultants and third party data providers. If Portfolio Holdings are disclosed to one party, they must also be disclosed to all other parties requesting the same information.
Portfolio Characteristics

Cannot disclose without non-disclosure or confidentiality agreement and CCO approval except the following information is:

(i) required to be released on the Fund’s website daily (i.e., each Business Day as of the end of the preceding Business Day):

•

Historical NAVs calculated based on market factors (e.g., marked to market).

•

Percentage of fund assets invested in daily and weekly liquid assets (as defined under Rule 2a-7).

•

Daily net flow information (inflows less outflows).

•

Other information as may be required by Rule 2a-7.

(ii) voluntarily released on the Fund’s website daily (i.e., each Business Day as of the end of the preceding Business Day):

•

Fund SEC yields, WAM (required monthly), WAL (required monthly), fund size and share class size.

May disclose to shareholders, prospective shareholders, intermediaries, consultants and third party data providers. If Portfolio Characteristics are disclosed to one party, they must also be disclosed to all other parties requesting the same information.

[3]	BlackRock Short Obligations Fund. Fund’s holdings may be disclosed in accordance with the frequency for money market funds.

[4]

Circle Reserve Fund Exception: Information on portfolio holdings and certain portfolio characteristics of the Circle Reserve Fund may be made available to the shareholders of the Fund, upon request, on a more frequent basis as may be deemed appropriate by BlackRock from time-to-time.

[5]

Portfolio Holdings information is required to be disclosed daily on an ETF’s website under Rule 6c-11 under the 1940 Act. Specifically, on each Business Day, prior to the opening of regular trading on the ETF’s primary listing exchange, an ETF is required to disclose on its website Portfolio Holdings information as set forth in the ETF Rule Policy that will form the basis of the ETF’s next net asset value per share calculation.

Guidelines for Confidential and Non-Material Information. Confidential Information may be disclosed to the Fund’s Board of Trustees and its counsel, outside counsel for the Fund, the Fund’s auditors and to certain third-party service providers (e.g., Fund administrator, Fund custodian, proxy voting service), securities lending borrowers, and broker-dealers that are fund counterparties. Non-disclosure or confidentiality agreements will be in place with such service providers, borrowers, and broker-dealers. With respect to Confidential Information, the Fund’s CCO or his or her designee may authorize the following, subject in the case of (ii) and (iii) to a confidentiality or non-disclosure arrangement:

(i) the preparation and posting of the Fund’s Portfolio Holdings and/or Portfolio Characteristics to its website on a more frequent basis than authorized above;

(ii) the disclosure of the Fund’s Portfolio Holdings to third-party service providers not noted above; and

(iii) the disclosure of the Fund’s Portfolio Holdings and/or Portfolio Characteristics to other parties for legitimate business purposes.

Fact Sheets and Reports

•

Fund Fact Sheets are available to shareholders, prospective shareholders, intermediaries and consultants on a monthly or quarterly basis no earlier than the fifth calendar day after the end of a month or quarter.

Other Information. The Policy shall also apply to other Confidential Information of a Fund such as performance attribution analyses or security-specific information (e.g., information about Fund holdings where an issuer has been downgraded, been acquired or declared bankruptcy).

Data on NAVs, asset levels (by total Fund and share class), accruals, yields, capital gains, dividends and fund returns (net of fees by share class) are generally available to shareholders, prospective shareholders, consultants, and third-party data providers upon request, as soon as such data is available.

Contact Information. For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors should call the number set out on the back cover of the Funds’ prospectuses.

Compensation. Neither a Fund, a service provider nor any of their affiliated persons (as that term is defined in the 1940 Act) shall receive compensation in any form in connection with the disclosure of information about such Fund’s Portfolio Holdings or Portfolio Characteristics.

Ongoing Arrangements. The Manager has entered into ongoing agreements to provide selective disclosure of Fund Portfolio Holdings to the following persons or entities:

1.	Trust’s Board of Trustees and, if necessary, independent Trustees’ counsel and Fund counsel.

2.	Funds’ transfer agent.

3.	Funds’ Custodian.

4.	Funds’ Administrator, if applicable.

5.	Funds’ independent registered public accounting firm.

6.	Funds’ accounting services provider.

7.	Independent rating agencies — Lipper Inc., Moody’s, Fitch.

8.	Information aggregators — S&P Global, Bloomberg, eVestments Alliance and Informa/PSN Investment Solutions.

9.

Pricing Vendors — Refinitiv Limited, Refinitiv US LLC, ICE Data Services, Bloomberg, IHS Markit, JP Morgan Pricing-Direct, Valuation Research Corporation, Murray, Devine & Co., Inc. and WM Company PLC.

10.	Valuation Providers — Houlihan Lokey, Lincoln Financial, Chatham and Kroll.

11.

Third-party feeder funds — Stock Index Fund, a series of Homestead Funds, Inc. and Transamerica Stock Index, a series of Transamerica Funds and their respective boards, sponsors, administrators and other service providers.

12.

Affiliated feeder funds — iShares S&P 500 Index Fund, iShares U.S. Aggregate Bond Index Fund, Treasury Money Market Fund (Cayman) and their respective boards, sponsors, administrators and other service providers.

13.

Other — Investment Company Institute, Goldman Sachs Asset Management, L.P., Mizuho Asset Management Co., Ltd., Nationwide Fund Advisors, State Street Bank and Trust Company, Donnelley Financial Solutions, Inc. and Silicon Valley Bank.

With respect to each such arrangement, the Trust has a legitimate business purpose for the release of information. The release of the information is subject to confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon the information provided. The Trust, BlackRock and their affiliates do not receive any compensation or other consideration in connection with such arrangements.

The Trust and BlackRock monitor, to the extent possible, the use of Confidential Information by the individuals or firms to which it has been disclosed. To do so, in addition to the requirements of any applicable confidentiality agreement and/or the terms and conditions of the Trust’s and BlackRock’s Codes of Ethics — all of which require persons or entities in possession of Confidential Information to keep such information confidential and not to trade on such information for their own benefit — BlackRock’s compliance personnel under the supervision of the Trust’s CCO, monitor BlackRock’s securities trading desks to determine whether individuals or firms who have received Confidential Information have made any trades on the basis of that information. In addition, BlackRock maintains an internal restricted list to prevent trading by the personnel of BlackRock or its affiliates in securities — including securities held by a Fund — about which BlackRock has Confidential Information. There can be no assurance, however, that the Trust’s policies and procedures with respect to the selective disclosure of Portfolio Holdings will prevent the misuse of such information by individuals or firms that receive such information.

INVESTMENT LIMITATIONS

The following is a complete list of investment limitations and policies applicable to each of the Funds or, as indicated below, to specific Funds, that may not be changed without the affirmative votes of the holders of a majority of each Fund’s outstanding shares (as defined below under “Miscellaneous — Shareholder Vote”):

1.	A Fund may not borrow money or issue senior securities except to the extent permitted under the 1940 Act.

2.

A Fund may not act as an underwriter of securities. A Fund will not be an underwriter for purposes of this limitation if it purchases securities in transactions in which the Fund would not be deemed to be an underwriter for purposes of the 1933 Act.

3.

A Fund may not make loans. The purchase of debt obligations, the lending of portfolio securities and the entry into repurchase agreements are not treated as the making of loans for purposes of this limitation.

4.

A Fund may not purchase or sell real estate. The purchase of securities secured by real estate or interests therein are not considered to be a purchase of real estate for the purposes of the limitation.

5.	A Fund may not purchase or sell commodities or commodities contracts.

6.

A Fund may, notwithstanding any other fundamental investment limitations, invest all of its assets in a single open-end investment company or series thereof with substantially the same investment objectives, restrictions and policies as the Fund.

7.

TempCash and MuniCash: The Funds may not purchase the securities of any issuer if as a result more than 5% of the value of such Fund’s assets would be invested in the securities of such issuer except that up to 25% of the value of such Fund’s assets may be invested without regard to this 5% limitation.

8.

TempCash: TempCash may not purchase any securities which would cause, at the time of purchase, less than 25% of the value of its total assets to be invested in obligations of issuers in the financial services industry or in obligations, such as repurchase agreements, secured by such obligations (unless the Fund is in a temporary defensive position) or which would cause, at the time of purchase, 25% or more of the value of its total assets to be invested in the obligations of issuers in any other industry, provided that (a) there is no limitation with respect to investments in U.S. Treasury Bills and other obligations issued or guaranteed by the federal government, its agencies and instrumentalities and (b) neither all finance companies, as a group, nor all utility companies, as a group, are considered a single industry for purposes of this policy.

9.

MuniCash: (a) Under normal circumstances, the Fund may not invest less than 80% of its net assets, plus the amount of any borrowings for investment purposes, in a broad range of Municipal Obligations, the income from which, in the opinion of issuers’ bond counsel or, in the case of derivative securities, sponsor’s counsel, is exempt from regular federal income tax. In the alternative, at least 80% of the income distributed by the Fund will be exempt, in the opinion of issuers’ bond counsel or, in the case of derivative securities, sponsor’s counsel, from regular federal income tax.

(b) The Fund may not purchase any securities which would cause 25% or more of the Fund’s total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or tax-exempt obligations issued or guaranteed by any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions.

10.

FedFund and T-Fund: The Funds may not purchase any securities which would cause 25% or more of the value of such Fund’s total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investments in U.S. Treasury Bills, other obligations issued or guaranteed by the federal government, its agencies and instrumentalities and repurchase agreements secured by such obligations.

11.

BlackRock Select Treasury Based Liquidity Fund and Treasury Trust Fund: The Funds may not purchase any securities which would cause 25% or more of the value of such Fund’s total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investments in U.S. Treasury Bills, other obligations issued or guaranteed by the federal government, its agencies and instrumentalities.

Under its non-fundamental investment restrictions, which may be changed by the Board without shareholder approval, each Fund may not:

1.

Purchase securities of other investment companies, except to the extent permitted by the 1940 Act. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the 1940 Act, at any time the Fund has knowledge that its shares are purchased by another investment company investor in reliance on the provisions of subparagraph (G) of Section 12(d)(1).

* * *

For purposes of industry concentration policies applicable to MuniCash, governments or political subdivisions of governments, or their agencies or instrumentalities that issue tax-exempt securities, are not considered to be members of any industry.

With respect to each Fund’s industry classifications, the Fund currently utilizes any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. The policy also will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries.

BlackRock Select Treasury Based Liquidity Fund intends, under normal circumstances, to invest only in certain eligible reserve assets that payment stablecoin issuers are permitted to maintain under the Guiding and Establishing National Innovation for U.S. Stablecoins (“GENIUS”) Act of 2025 and any regulations adopted thereunder.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

General

Information on how to purchase and redeem each Fund’s shares is included in the applicable prospectuses. The issuance of shares is recorded on a Fund’s books. Share certificates are not issued for any shares.

If a share class permits telephone purchases and redemptions, the Funds, their administrator and/or the distributor will employ reasonable procedures to confirm that instructions for purchases or redemptions communicated by telephone are genuine. The Funds and their service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures. Each Fund may refuse a telephone redemption request if it believes it is advisable to do so.

Shares of the Funds are only registered for sale in the United States and certain of its territories. Consequently, the Funds generally do not accept investments from non-U.S. residents.

The regulations of the Comptroller of the Currency provide that funds held in a fiduciary capacity by a national bank approved by the Comptroller to exercise fiduciary powers must be invested in accordance with the instrument establishing the fiduciary relationship and local law. The Trust believes that the purchase of shares of the Funds by such national banks acting on behalf of their fiduciary accounts is not contrary to applicable regulations if consistent with the particular account and proper under the law governing the administration of the account.

Upon receipt of a proper redemption request submitted in a timely manner and otherwise in accordance with the redemption procedures set forth in the Funds’ prospectuses and this SAI, the Funds will redeem the requested shares and make a payment to you in satisfaction thereof no later than the business day (two business days with respect to Premier Shares for those Premier Shares electing settlement two days after an order has been placed) following the redemption request. A Fund may postpone and/or suspend redemption and payment beyond one business day (two business days with respect to Premier Shares electing settlement two days after an order has been placed) only as follows:

a.	For any period during which there is a non-routine closure of the Federal Reserve wire system or applicable Federal Reserve Banks;

b.	For any period (1) during which the New York Stock Exchange (“NYSE”) is closed other than customary week-end and holiday closings or (2) during which trading on the NYSE is restricted;

c.

For any period during which an emergency exists as a result of which (1) disposal of securities owned by the Fund is not reasonably practicable or (2) it is not reasonably practicable for the Fund to fairly determine the NAV of shares of the Fund;

d.	For any period during which the SEC has, by rule or regulation, deemed that (1) trading shall be restricted or (2) an emergency exists;

e.	For any period that the SEC may by order permit for your protection; or

f.

For any period during which the Fund, as part of a necessary liquidation of the Fund, has properly postponed and/or suspended redemption of shares and payment in accordance with federal securities laws (as discussed below).

At the Funds’ discretion and at the request of a shareholder, the Funds may pay redemption proceeds that are under $100,000 by check to the shareholder. The Funds will normally mail redemption proceeds by check within three days following receipt of a properly completed request, but in any event within seven days. Proceeds sent by check will be sent to the address on record.

If the Board, including a majority of the non-interested Trustees, determines either that (1) a Fund has invested, at the end of a business day, less than 10% of its total assets in weekly liquid assets, or (2) in the case of a Government Fund, such Government Fund’s calculated NAV per share has deviated from $1.00 or such deviation is likely to occur; then the Board, subject to certain conditions, may in the case of a Fund that the Board has determined to liquidate irrevocably, suspend redemptions and payment of redemption proceeds in order to facilitate the permanent liquidation of the Fund in an orderly manner. If this were to occur, it would likely result in a delay in your receipt of your redemption proceeds.

In addition, if, in the opinion of the Trustees of the Trust, ownership of shares has or may become concentrated to an extent which would cause a Fund to be deemed a personal holding company, a Fund may compel the redemption of, reject any order for or refuse to give effect on the books of a Fund to the transfer of a Fund’s shares in an effort to prevent that consequence. A Fund may also redeem shares involuntarily if such redemption appears appropriate in light of a Fund’s responsibilities under the 1940 Act or otherwise. If the Board determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, a Fund may make payment wholly or partly in securities or other property. Although Fund shares normally will be redeemed for cash upon receipt of a request in proper form, the Trust retains the right to redeem some or all of the Fund’s shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders or to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, by delivery of securities and other assets selected from the Fund’s portfolio holdings at its discretion. In-kind payment means payment will be made in portfolio securities and other assets rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities and other assets to cash. In an in-kind redemption, a pro rata portion of a Fund’s portfolio holdings will generally be distributed to the redeeming shareholder. Each Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Fund. The redemption price is the NAV per share next determined after the initial receipt of proper notice of redemption. In certain instances, a Fund may redeem shares pro rata from each shareholder of record without payment of monetary consideration.

Under Rule 2a-7, the Board, or its delegate, must impose a mandatory liquidity fee upon the sale of your Institutional Fund shares if the Institutional Fund’s total net redemptions on any business day exceed 5% of the Institutional Fund’s net assets, unless the liquidity costs are de minimis. Additionally, the Board, or its delegate, is permitted to impose a discretionary liquidity fee on redemptions from each Institutional Fund (up to 2%) if such fee is determined to be in the best interests of an Institutional Fund. Please see the Funds’ prospectuses for additional information about mandatory and discretionary liquidity fees.

Any institution purchasing shares on behalf of separate accounts will be required to hold the shares in a single nominee name (a “Master Account”). Institutions investing in more than one of the portfolios, or classes of shares, must maintain a separate Master Account for each Fund’s class of shares. Institutions may also arrange with BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) for certain sub-accounting services (such as purchase, redemption, and dividend record keeping). Sub-accounts may be established by name or number either when the Master Account is opened or later.

A Fund may authorize one or more Service Organizations to accept purchase and redemption orders on its behalf. Such Service Organizations may be authorized to designate other intermediaries to accept purchase and redemption orders on a Fund’s behalf. If you purchase or redeem shares through a Service Organization or its designee, that entity may have its own earlier deadlines for the receipt of the purchase or redemption order than those stated in the Funds’ prospectuses. A Fund will be deemed to have received a purchase or redemption order when a Service Organization or, if applicable, that Service Organization’s authorized designee, accepts the order. These orders will be priced at the Fund’s NAV per share next calculated after they are so accepted.

Dividend Accruals — Share Classes other than Premier Shares. Fund shares normally begin accruing dividends on the business day on which the purchase order for the shares is effected and continue to accrue dividends through the day before such shares are redeemed. However, if you buy shares through a Service Organization that has contracted with a Fund to trade through certain electronic platforms where same day cash settlement is impracticable, you will begin accruing dividends on the business day following the day the purchase order for the shares is effected and continue to accrue dividends through (and including) the business day on which such shares are redeemed.

Dividend Accruals — Premier Shares. If your Financial Intermediary elects to settle trades on the next business day after an order is placed through the NSCC Fund/SERV trading platform, Fund shares normally begin accruing dividends on the second business day following the day on which the purchase order for the shares is effected and continue to accrue dividends through the business day following the day such shares are redeemed.

If your Financial Intermediary elects to settle trades on the second business day after an order is placed through the NSCC Fund/SERV trading platform, Fund shares normally begin accruing dividends on the third business day following the day on which the purchase order for the shares is effected and continue to accrue dividends through the second business day following the day such shares are redeemed.

The Funds have not entered into any arrangements with any person permitting frequent purchases and redemptions of Fund shares.

Shares of the Funds are only made available to institutional investors purchasing on their own behalf or on behalf of their customers except that Trustees of the Trust are eligible to purchase Institutional Shares of the Funds without regard to any minimum investment amount that would otherwise apply.

Conversion of Mischler Financial Group Shares to Institutional Shares. Mischler Financial Group Shares are only available for purchase by clients of Mischler Financial Group, Inc. and its affiliates. If you are no longer a client of Mischler Financial Group, Inc., you are not eligible to hold Mischler Financial Group Shares and any Mischler Financial Group Shares you hold will be converted to Institutional Shares of the same Fund (the “Mischler Conversion”).

The Mischler Conversion will occur on the basis of the relative NAV of the shares of the two applicable classes on the date of conversion, without the imposition of any sales load, fee or other charge. The Mischler Conversion will not be deemed a purchase or sale of the shares for U.S. federal income tax purposes. Shares acquired through reinvestment of dividends on Mischler Financial Group Shares will also convert to Institutional Shares.

Conversion of Penserra Shares to Institutional Shares. Penserra Shares are only available for purchase by clients of Penserra Securities LLC and its affiliates. If you are no longer a client of Penserra Securities LLC, you are not eligible to hold Penserra Shares and any Penserra Shares you hold will be converted to Institutional Shares of the same Fund (the “Penserra Conversion”).

The Penserra Conversion will occur on the basis of the relative NAV of the shares of the two applicable classes on the date of conversion, without the imposition of any sales load, fee or other charge. The Penserra Conversion will not be deemed a purchase or sale of the shares for U.S. federal income tax purposes. Shares acquired through reinvestment of dividends on Penserra Shares will also convert to Institutional Shares.

Conversion of Great Pacific Shares to Institutional Shares. Great Pacific Shares are only available for purchase by clients of Great Pacific Securities and its affiliates. If you are no longer a client of Great Pacific Securities, you are not eligible to hold Great Pacific Shares and any Great Pacific Shares you hold will be converted to Institutional Shares of the same Fund (the “Great Pacific Conversion”).

The Great Pacific Conversion will occur on the basis of the relative NAV of the shares of the two applicable classes on the date of conversion, without the imposition of any sales load, fee or other charge. The Great Pacific Conversion will not be deemed a purchase or sale of the shares for U.S. federal income tax purposes. Shares acquired through reinvestment of dividends on Great Pacific Shares will also convert to Institutional Shares.

Conversion of Stern Brothers Shares to Institutional Shares. Stern Brothers Shares are only available for purchase by clients of Stern Brothers & Co. and its affiliates. If you are no longer a client of Stern Brothers & Co., you are not eligible to hold Stern Brothers Shares and any Stern Brothers Shares you hold will be converted to Institutional Shares of the same Fund (the “Stern Brothers Conversion”).

The Stern Brothers Conversion will occur on the basis of the relative NAV of the shares of the two applicable classes on the date of conversion, without the imposition of any sales load, fee or other charge. The Stern Brothers Conversion will not be deemed a purchase or sale of the shares for U.S. federal income tax purposes. Shares acquired through reinvestment of dividends on Stern Brothers Shares will also convert to Institutional Shares.

Conversion of WestCap Shares to Institutional Shares. WestCap Shares are only available for purchase by portfolio companies of WestCap Management, LLC or an affiliate thereof. If you are no longer a portfolio company of WestCap Management, LLC or an affiliate thereof, you are not eligible to hold WestCap Shares and any WestCap Shares you hold will be converted to Institutional Shares of the same Fund (the “WestCap Conversion”).

The WestCap Conversion will occur on the basis of the relative NAV of the shares of the two applicable classes on the date of conversion, without the imposition of any sales load, fee or other charge. The WestCap Conversion will not be deemed a purchase or sale of the shares for U.S. federal income tax purposes. Shares acquired through reinvestment of dividends on WestCap Shares will also convert to Institutional Shares.

Conversion of Tigress Shares to Institutional Shares. Tigress Shares are only available for purchase by clients of Tigress Financial Partners LLC and its affiliates. If you are no longer a client of Tigress Financial Partners LLC, you are not eligible to hold Tigress Shares and any Tigress Shares you hold will be converted to Institutional Shares of the same Fund (the “Tigress Conversion”).

The Tigress Conversion will occur on the basis of the relative NAV of the shares of the two applicable classes on the date of conversion, without the imposition of any sales load, fee or other charge. The Tigress Conversion will not be deemed a purchase or sale of the shares for U.S. federal income tax purposes. Shares acquired through reinvestment of dividends on Tigress Shares will also convert to Institutional Shares.

Purchase of OnChain Shares

To obtain an account application for OnChain Shares, please contact the Fund’s service center in Wilmington, Delaware by telephone (800-441-7450; in Delaware 302-797-2350) (the “Liquidity Service Center”) or visit the website at [•]. As part of the onboarding process, a prospective shareholder must also provide their digital wallet address to the Fund’s transfer agent. Once the account application is completed and reviewed by the Fund’s transfer agent, you will be notified that you (and your wallet) have been “whitelisted”. The Transfer Agent retains the discretion to support only certain digital asset custodian wallets; a list of such providers may be found at [•].

After being whitelisted, shareholders can place subscription orders through the Fund’s internet-based order entry portal (“Cachematrix”) or by contacting the Liquidity Service Center by telephone (800-441-7450; in Delaware 302-797-2350). In addition to being whitelisted, shareholders need to be onboarded to Cachematrix in order to place a subscription order through the portal. Purchase orders received by the Fund’s transfer agent in good order before 5:00 p.m. (Eastern Time) on each Business Day will be priced based on the next NAV calculated on that day (normally at 5:00 p.m. (Eastern Time)). To allow time for an order to be transmitted to the Fund’s transfer agent, purchase orders on Cachematrix should be submitted by 4:55 p.m. (Eastern Time) in order to receive the NAV calculated on that Business Day. Purchase orders received by the Fund’s transfer agent after 5:00 p.m. (Eastern Time) will be priced at the NAV determined on the next Business Day.

Purchase orders received in good order and funded by 6:45 p.m. (Eastern Time) will result in new Tokens being minted to the investor’s shareholder wallet. Newly minted Tokens resulting from purchase orders received in good order will be “locked,” therefore unavailable, for peer-to-peer transfers until the Fund opens on the next Business Day.

Payment for OnChain Shares of the Fund may be made only in federal funds or other immediately available funds. If subscription proceeds are not received by the Fund’s transfer agent by 6:45 p.m. (Eastern Time), the subscription order will be canceled. You may be charged for any costs incurred by the Fund or its service providers, including any costs incurred to recompute the Fund’s NAV, in connection with a purchase order that has been placed but for which the Fund has not received full payment by 6:45 p.m. (Eastern Time) on the day the purchase order was placed.

The Fund reserves the right to suspend or discontinue the offer and sale of its OnChain Shares and reject or cancel any purchase order for any reason.

OnChain Shares of the Fund are only registered for sale in the United States and certain of its territories. Consequently, the Fund generally does not accept investments from non-U.S. residents.

Redemption of OnChain Shares

OnChain Shares may be redeemed on a Business Day. Shareholders can place redemption orders by initiating an onchain redemption or by contacting the Liquidity Service Center (800-441-7450; in Delaware 302-797-2350), i.e. an “off-chain redemption request.”

Requests for redemptions must be received in good order by the Fund’s transfer agent by 5:00 p.m. (Eastern Time) on any Business Day. Notwithstanding the foregoing, on any day that the principal bond markets close early (as recommended by SIFMA) or the Federal Reserve Bank of Philadelphia or the NYSE closes early, the Fund may advance the time on that day by which a redemption order must be placed so that it will be effected that day.

In order for an onchain redemption request to be treated as having been received in good order (and therefore be effective) as of a redemption date, the OnChain Shares to be redeemed must be moved to the Fund’s administrative redemption wallet (the “Redemption Wallet”) on the blockchain by the Fund deadline. Shareholders can find information on the Redemption Wallet by visiting [•]. OnChain Shares moved to the Redemption Wallet after the Fund deadline on a Business Day (or at any time on a non-Business Day) will not be redeemed until the following Business Day. In these circumstances, a redeeming shareholder will not be able to effect further transfers of redeemed OnChain Shares but will be deemed to continue to own such OnChain Shares for all other purposes (including for accrual of dividends) until such OnChain Shares are redeemed.

A shareholder will be deemed to have submitted a redemption request with respect to any OnChain Shares that it moves to the Redemption Wallet. The Fund’s transfer agent will not consider OnChain Shares to have been moved to the Redemption Wallet until after it determines that the transaction is “final.” The Fund’s transfer agent will consider a transaction final only after (a) the transaction has been included in a block published to the blockchain and the timestamp of such block is prior to the applicable deadline and (b) a sufficient number of additional blocks have been added to the same chain as determined by the Fund’s transfer agent. If a redemption request is not received in good order by the deadline on any Business Day, such amount will not be redeemed on such Business Day, unless the deadline is modified by the Board or its duly authorized agent.

Alternatively, a shareholder may submit an off-chain redemption request by calling the Liquidity Service Center (800-441-7450; in Delaware 302-797-2350) before 5:00 p.m. (Eastern Time). The Liquidity Service Center will not accept any shareholder redemption requests after 5:00 p.m. (Eastern Time). To effect an off-chain redemption, the Fund’s transfer agent will remove (or “burn”) the corresponding Tokens from the shareholder’s digital wallet.

If redemption orders are received by the Fund’s transfer agent on a Business Day by the established deadlines, payment for redeemed OnChain Shares will typically be wired in federal funds on that same day, provided the Fund’s custodian is also open for business. Proceeds for redemption orders received on a day when the Fund’s custodian is closed are normally wired in federal funds on the next Business Day following redemption on which the Fund’s custodian is open for business. The Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of the Fund, an earlier payment could adversely affect the Fund.

Shareholders will generally be required to pay transaction fees (sometimes referred to as “gas” fees) to validators on the blockchain in order to facilitate shareholder-initiated transactions, including redemptions. On Ethereum, such fees are paid in the form of ETH, the digital asset native to the Ethereum blockchain. In connection with shareholder-initiated transactions, an investor must purchase or maintain a sufficient amount of the blockchain network’s native digital asset in such investor’s digital wallet on the blockchain to pay the “gas” fees associated with such transactions. By contrast, with respect to blockchain transactions initiated by the Fund, the Fund’s transfer agent, or another service provider to the Fund in accordance with the Fund’s governing documents and/or applicable law, shareholders will generally not be required to pay associated transaction fees.

The Fund may suspend the right of redemption or postpone the date of payment under the conditions described under “Additional Purchase and Redemption Information” in the Fund’s prospectus.

Notwithstanding the foregoing, on any day that the principal bond markets close early (as recommended by SIFMA) or the Federal Reserve Bank of Philadelphia or the NYSE closes early, the Fund may advance the time on that day by which a redemption order must be placed so that it will be effected that day.

Contact the Fund’s office at (800) 441-7450 for specific information.

The Fund shall have the right to redeem OnChain Shares held by any shareholder if the value of such OnChain Shares is less than $100,000 (other than due to market fluctuations), after 60 days’ prior written notice to the shareholder. If during the 60-day period the shareholder increases the value of its OnChain Shares to $100,000 or more, no such redemption shall take place. If the value of a shareholder’s OnChain Shares falls below an average of $100,000 in any particular calendar month, the account may be charged a service fee with respect to that month. Any such redemption shall be effected at the NAV next determined after the redemption order is entered.

In addition, the Fund may redeem OnChain Shares involuntarily under certain special circumstances described in the SAI under “Additional Purchase and Redemption Information.” A Financial Intermediary redeeming OnChain Shares of the Fund on behalf of its customers is responsible for transmitting orders to such Fund in accordance with its customer agreements.

Under normal and stressed market conditions, the Fund typically expects to meet redemption requests by using cash or cash equivalents in its portfolio or by selling portfolio assets to generate additional cash.

Net Asset Value

NAV per share of each share in a particular Fund is calculated by adding the value of all portfolio securities and other assets belonging to a Fund, subtracting the Fund’s liabilities, and dividing the result by the number of outstanding shares in the Fund. “Assets belonging to” a Fund consist of the consideration received upon the issuance of Fund shares together with all income, earnings, profits and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets not belonging to a particular portfolio. Assets belonging to a Fund are charged with the direct liabilities of that Fund and with a share of the general liabilities of the Trust allocated on a daily basis in proportion to the relative net assets of each series of the Trust. Determinations made in good faith and in accordance with generally accepted accounting principles by the Board as to the allocation of any assets or liabilities with respect to a Fund are conclusive. The expenses that are charged to a Fund are borne equally by each share of the Fund, and payments to Service Organizations are borne solely by the Administration Shares, Capital Shares, Cash Management Shares, Cash Reserve Shares, Dollar Shares, Private Client Shares and Select Shares, as applicable.

Government Funds

In computing the NAV of its shares for purposes of sales and redemptions, each Government Fund uses the amortized cost method of valuation pursuant to Rule 2a-7. Under this method, a Government Fund values each of its portfolio securities at cost on the date of purchase and thereafter assumes a constant proportionate accretion of any discount or amortization of any premium until maturity of the security. As a result, the value of a portfolio security for purposes of determining NAV normally does not change in response to fluctuating interest rates. While the amortized cost method seems to provide certainty in portfolio valuation, it may result in valuations of a Government Fund’s securities which are higher or lower than the market value of such securities.

The Board has also established procedures, pursuant to rules promulgated by the SEC, that are intended to stabilize each Government Fund’s NAV per share for purposes of sales and redemptions at $1.00. Such procedures include the determination at least daily, and at such other intervals as the Board deems appropriate, of the extent, if any, to which a Government Fund’s NAV per share calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, should be initiated. If the Board believes that the amount of any deviation from a Government Fund’s $1.00 amortized cost price per share may result in material dilution or other unfair results to investors or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten a Government Fund’s average portfolio maturity, redeeming shares in kind, reducing or withholding dividends, or utilizing a NAV per share determined by using available market quotations.

Institutional Funds

In computing the NAV of its shares for purposes of sales and redemptions, each Institutional Fund values its portfolio securities as described below and will quote its NAV per share to the fourth decimal place (e.g., $1.0000), which NAV per share is expected to fluctuate from time to time.

Valuation of assets held by each Institutional Fund is performed as follows:

Fixed-Income Investments. Fixed-income securities are generally valued using bid prices provided by dealers or prices (including evaluated prices) supplied by the Fund’s approved independent third-party pricing services, each in accordance with BlackRock’s policies and procedures (the “Valuation Procedures”). The pricing services may use valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; general market conditions; and/or other factors and assumptions. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The amortized cost method of valuation may be used with respect to debt obligations with 60 days or less remaining to maturity unless such method does not represent fair value. Certain fixed-income investments, including asset-backed and mortgage related securities, may be valued based on valuation models that consider the estimated cash flows of each tranche of the issuer, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche.

Other Investment Companies. Shares of underlying open-end funds (including money market funds) are valued at NAV. Shares of underlying exchange-traded closed-end funds or other exchange-traded funds (“ETFs”) will be valued at their most recent closing price.

General Valuation Information. In determining the market value of portfolio investments, the Fund may employ independent third party pricing services, which may use, without limitation, evaluated pricing methods that take into consideration market indexes, matrices, yield curves and other specified inputs and assumptions. This may result in the assets being valued at a price different from the price that would have been determined had the evaluated pricing method not been used. The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Prices obtained from independent third party pricing services, broker-dealers or market makers to value each Institutional Fund’s securities and other assets and liabilities are based on information available at the time the Institutional Fund values its assets and liabilities. In the event that a pricing service quotation is revised or updated subsequent to the day on which the Institutional Fund valued such security, the revised pricing service quotation generally will be applied prospectively. Such determination will be made considering pertinent facts and circumstances surrounding the revision.

In the event that application of the methods of valuation discussed above result in a price for a security which is deemed not to be representative of the fair market value of such security, the security will be valued by, under the direction of or in accordance with a method approved by BlackRock, the Fund’s valuation designee, as reflecting fair value. All other assets and liabilities (including securities for which market quotations are not readily available) held by an Institutional Fund (including restricted securities and private market investments, as applicable) are valued at fair value as determined in good faith by BlackRock pursuant to the Valuation Procedures.

Certain of the securities acquired by the Institutional Funds may be traded on foreign exchanges or OTC markets on days on which an Institutional Fund’s NAV is not calculated. In such cases, the NAV of an Institutional Fund’s shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Fund.

Fair Value. When market quotations are not readily available or are believed by BlackRock to be unreliable, the Fund’s investments are valued at fair value (“Fair Value Assets”). Fair Value Assets are valued by BlackRock in accordance with the Valuation Procedures. Pursuant to Rule 2a-5 under the Investment Company Act, the Board has designated BlackRock as the valuation designee for the respective funds for which it serves as investment adviser. BlackRock may reasonably conclude that a market quotation is not readily available or is unreliable if, among other things, a security or other asset or liability does not have a price source due to its complete lack of trading, if BlackRock believes a market quotation from a broker-dealer or other source is unreliable (e.g., where it varies significantly from a recent trade, or no longer reflects the fair value of the security or other asset or liability subsequent to the most recent market quotation), or where the security or other asset or liability is only thinly traded or due to the occurrence of a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if BlackRock determines, in its reasonable business judgment, that an event has occurred after the close of trading for an asset or liability but prior to or at the time of pricing the Fund’s assets or liabilities, is likely to cause a material change to the last exchange closing price or closing market price of one or more assets or liabilities held by the Fund. On any day the NYSE is open and a foreign market or the primary exchange on which a foreign asset or liability is traded is closed, such asset or liability will be valued using the prior day’s price, provided that BlackRock is not aware of any significant event or other information that would cause such price to no longer reflect the fair value of the asset or liability, in which case such asset or liability would be treated as a Fair Value Asset.

BlackRock’s Rule 2a-5 Committee is responsible for reviewing and approving methodologies by investment type and significant inputs used in the fair valuation of Fund assets or liabilities. In addition, the Institutional Funds’ accounting agent assists BlackRock by periodically endeavoring to confirm the prices it receives from all third-party pricing services, index providers and broker-dealers. BlackRock regularly evaluates the values assigned to the securities and other assets and liabilities of the Institutional Funds.

When determining the price for a Fair Value Asset, BlackRock will seek to determine the price that an Institutional Fund might reasonably expect to receive from the current sale of that asset or liability in an arm’s-length transaction on the date on which the asset or liability is being valued, and does not seek to determine the price an Institutional Fund might reasonably expect to receive for selling an asset or liability at a later time or if it holds the asset or liability to maturity. Fair value determinations will be based upon all available factors that BlackRock deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third-party valuation models.

Fair value represents a good faith approximation of the value of an asset or liability. When determining the fair value of an investment, one or more fair value methodologies may be used (depending on certain factors, including the asset type). For example, the investment may be initially priced based on the original cost of the investment or, alternatively, using proprietary or third-party models that may rely upon one or more unobservable inputs. Prices of actual, executed or historical transactions in the relevant investment (or comparable instruments) or, where appropriate, an appraisal by a third-party experienced in the valuation of similar instruments, may also be used as a basis for establishing the fair value of an investment. The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining an Institutional Fund’s NAV. As a result, an Institutional Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Each Institutional Fund’s annual audited financial statements, which are prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”), follow the requirements for valuation set forth in Financial Accounting Standards Board Accounting Standards Codification Topic 820, “Fair Value Measurements and Disclosures” (“ASC 820”), which defines and establishes a framework for measuring fair value under US GAAP and expands financial statement disclosure requirements relating to fair value measurements.

Generally, ASC 820 and other accounting rules applicable to funds and various assets in which they invest are evolving. Such changes may adversely affect an Institutional Fund. For example, the evolution of rules governing the determination of the fair market value of assets or liabilities, to the extent such rules become more stringent, would tend to increase the cost and/or reduce the availability of third-party determinations of fair market value. This may in turn increase the costs associated with selling assets or affect their liquidity due to the Institutional Fund’s inability to obtain a third-party determination of fair market value.

MANAGEMENT OF THE FUNDS

Information on Trustees and Officers

The Board consists of thirteen individuals (each, a “Trustee”), eleven of whom are not “interested persons” of the Trust as defined in the 1940 Act (the “Independent Trustees”). The registered investment companies advised by the Manager or its affiliates (the “BlackRock-advised Funds”) are organized into the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex, and the iShares Complex (each, a “BlackRock Fund Complex”). The Trust is included in the BlackRock Fund Complex referred to as the BlackRock Multi-Asset Complex. The Trustees also oversee as board members the operations of the other open-end registered investment companies included in the BlackRock Multi-Asset Complex.

The Board has overall responsibility for the oversight of the Trust and each Fund. The Chair of the Board is an Independent Trustee, and the Chair of each Board committee (each, a “Committee”) is an Independent Trustee. The Board has five standing Committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Ad Hoc Topics Committee. The role of the Chair of the Board is to preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys and other Trustees generally between meetings. The Chair of each Committee performs a similar role with respect to the Committee. The Chair of the Board or the Chair of a Committee may also perform such other functions as may be delegated by the Board or the Committee from time to time. The Independent Trustees meet regularly outside the presence of Fund management, in executive session or with other service providers to each Fund. The Board has regular meetings five times a year, and may hold special meetings if required before its next regular meeting. Each Committee meets regularly to conduct the oversight functions delegated to that Committee by the Board and reports its findings to the Board. The Board and each standing Committee conduct annual assessments of their oversight function and structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise independent judgment over management and to allocate areas of responsibility among Committees and the full Board to enhance effective oversight.

The Board has engaged the Manager to manage each Fund on a day-to-day basis. The Board is responsible for overseeing the Manager, other service providers, the operations of each Fund and associated risks in accordance with the provisions of the 1940 Act, state law, other applicable laws, the Trust’s charter, and each Fund’s investment objective and strategies. The Board reviews, on an ongoing basis, each Fund’s performance, operations and investment strategies and techniques. The Board also conducts reviews of the Manager and its role in running the operations of each Fund.

Day-to-day risk management with respect to each Fund is the responsibility of the Manager or of sub-advisers or other service providers (depending on the nature of the risk), subject to the supervision of the Manager.

Each Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While there are a number of risk management functions performed by the Manager and the sub-advisers or other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Funds. Risk oversight forms part of the Board’s general oversight of each Fund and is addressed as part of various Board and Committee activities. The Board, directly or through a Committee, also reviews reports from, among others, management, the independent registered public accounting firm for each Fund, sub-advisers and internal auditors for the investment adviser or its affiliates, as appropriate, regarding risks faced by each Fund and management’s or the service provider’s risk functions. The Committee system facilitates the timely and efficient consideration of matters by the Trustees, and facilitates effective oversight of compliance with legal and regulatory requirements and of each Fund’s activities and associated risks. The Board has appointed a Chief Compliance Officer, who oversees the implementation and testing of the Trust’s compliance program and reports to the Board regarding compliance matters for the Funds and their service providers. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.

Audit Committee. The members of the Audit Committee (the “Audit Committee”) are Henry R. Keizer (Chair), Neil A. Cotty, Lori Richards, Kenneth L. Urish and Claire A. Walton, all of whom are Independent Trustees. The principal responsibilities of the Audit Committee are to approve, and recommend to the full Board for approval, the selection, retention, termination and compensation of each Fund’s independent registered public accounting firm (the “Independent Registered Public Accounting Firm”) and to oversee the Independent Registered Public Accounting Firm’s work. The Audit Committee’s responsibilities include, without limitation, to (1) evaluate the qualifications and independence of the Independent Registered Public Accounting Firm; (2) approve all audit engagement terms and fees for each Fund; (3) review the conduct and results of each independent audit of each Fund’s annual financial statements; (4) review any issues raised by the Independent Registered Public Accounting Firm or Fund management regarding the accounting or financial reporting policies and practices of each Fund and the internal controls of each Fund and certain service providers; (5) oversee the performance of each Fund’s Independent Registered Public Accounting Firm; (6) review and discuss with management and each Fund’s Independent Registered Public Accounting Firm the performance and findings of each Fund’s internal auditors; (7) discuss with Fund management its policies regarding risk assessment and risk management as such matters relate to each Fund’s financial reporting and controls; (8) resolve any disagreements between Fund management and the Independent Registered Public Accounting Firm regarding financial reporting; and (9) undertake such other duties and responsibilities as may from time to time be delegated by the Board to the Audit Committee. The Board has adopted a written charter for the Audit Committee. During the fiscal year ended October 31, 2025, the Audit Committee met four times.

Governance and Nominating Committee. The members of the Governance and Nominating Committee (the “Governance Committee”) are Cynthia A. Montgomery (Chair), Christopher J. Ailman, Susan J. Carter, Collette Chilton and Henry R. Keizer, all of whom are Independent Trustees. The principal responsibilities of the Governance Committee are to (1) identify individuals qualified to serve as Independent Trustees of the Trust and recommend Independent Trustee nominees for election by shareholders or appointment by the Board; (2) advise the Board with respect to Board composition, procedures and committees (other than the Audit Committee); (3) oversee periodic self-assessments of the Board and committees of the Board (other than the Audit Committee); (4) review and make recommendations regarding Independent Trustee compensation; (5) monitor corporate governance matters and develop appropriate recommendations to the Board; (6) act as the administrative committee with respect to Board policies and procedures, committee policies and procedures (other than the Audit Committee) and codes of ethics as they relate to Independent Trustees; and (7) undertake such other duties and responsibilities as may from time to time be delegated by the Board to the Governance Committee. The Governance Committee may consider nominations for Trustees made by each Fund’s shareholders as it deems appropriate. Under the Trust’s Amended and Restated Bylaws (“Bylaws”), shareholders must follow certain procedures to nominate a person for election as a Trustee at a shareholder meeting at which Trustees are to be elected. Under these advance notice procedures, notice of the proposed nominee to the Secretary of the Trust must be delivered to or mailed and received at the principal executive offices of the Trust not later than the close of business on the fifth day following the day on which notice of the date of the meeting was mailed or public disclosure of the date of the meeting was made, whichever first occurs. The Trust’s Bylaws provide that notice of a proposed nomination must include certain information about the shareholder and the nominee, as well as certain other information, including a written consent of the proposed nominee to serve if elected. Reference is made to the Trust’s Bylaws for more details. The Board has adopted a written charter for the Governance Committee. During the fiscal year ended October 31, 2025, the Governance Committee met ten times.

Compliance Committee. The members of the Compliance Committee (the “Compliance Committee”) are Claire A. Walton (Chair), Cynthia A. Montgomery, Donald C. Opatrny, Lori Richards and Kenneth L. Urish, all of whom are Independent Trustees. The Compliance Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee regulatory and fiduciary compliance matters involving the Trust, the fund-related activities of BlackRock and any sub-adviser and the Trust’s third-party service providers. The Compliance Committee’s responsibilities include, without limitation, to (1) oversee the compliance policies and procedures of the Trust and its service providers and recommend changes or additions to such policies and procedures; (2) review information on and, where appropriate, recommend policies concerning the Trust’s compliance with applicable law; (3) review reports from, oversee the annual performance review of, and make certain recommendations and determinations regarding the Trust’s Chief Compliance Officer (the “CCO”), including determining the amount and structure of the CCO’s compensation and recommending such amount and structure to the full Board for approval and ratification; and (4) undertake such other duties and responsibilities as may from time to time be delegated by the Board to the Compliance Committee. The Board has adopted a written charter for the Compliance Committee. During the fiscal year ended October 31, 2025, the Compliance Committee met four times.

Performance Oversight Committee. The members of the Performance Oversight Committee (the “Performance Oversight Committee”) are Donald C. Opatrny (Chair), Christopher J. Ailman, Susan J. Carter, Collette Chilton and Neil A. Cotty, all of whom are Independent Trustees. The Performance Oversight Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee each Fund’s investment performance relative to its agreed-upon performance objectives and to assist the Independent Trustees in their consideration of investment advisory agreements. The Performance Oversight Committee’s responsibilities include, without limitation, to (1) review information on, and make recommendations to the full Board in respect of, each Fund’s investment objective, policies and practices; (2) review information on each Fund’s investment performance; (3) review information on appropriate benchmarks and competitive universes and unusual or exceptional investment matters; (4) review personnel and other resources devoted to management of each Fund and evaluate the nature and quality of information furnished to the Performance Oversight Committee; (5) recommend any required action regarding changes in fundamental and non-fundamental investment policies and restrictions, fund mergers or liquidations; (6) request and review information on the nature, extent and quality of services provided to the shareholders; (7) make recommendations to the Board concerning the approval or renewal of investment advisory agreements; and (8) undertake such other duties and responsibilities as may from time to time be delegated by the Board to the Performance Oversight Committee. The Board has adopted a written charter for the Performance Oversight Committee. During the fiscal year ended October 31, 2025, the Performance Oversight Committee met five times.

Ad Hoc Topics Committee. The members of the Ad Hoc Topics Committee (the “Ad Hoc Topics Committee”) are Mark Stalnecker (Chair) and Claire A. Walton, both of whom are Independent Trustees, and John M. Perlowski, who serves as an interested Trustee. The principal responsibilities of the Ad Hoc Topics Committee are to (1) act on routine matters between meetings of the Board; (2) act on such matters as may require urgent action between meetings of the Board; and (3) exercise such other authority as may from time to time be delegated to the Ad Hoc Topics Committee by the Board. The Board has adopted a written charter for the Ad Hoc Topics Committee. During the fiscal year ended October 31, 2025, the Ad Hoc Topics Committee did not meet.

The Governance Committee has adopted a statement of policy that describes the experience, qualifications, skills and attributes that are necessary and desirable for potential Independent Trustee candidates (the “Statement of Policy”). The Board believes that each Independent Trustee satisfied, at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. Furthermore, in determining that a particular Independent Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Independent Trustees have balanced and diverse experience, skills, attributes and qualifications, which allow the Board to operate effectively in governing the Trust and protecting the interests of shareholders. Among the attributes common to all Independent Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with each Fund’s investment adviser, sub-advisers, other service providers, counsel and the Independent Registered Public Accounting Firm, and to exercise effective business judgment in the performance of their duties as Trustees.

Each Trustee’s ability to perform his or her duties effectively is evidenced by his or her educational background or professional training; business, consulting, public service or academic positions; experience from service as a board member of the Trust and the other funds in the BlackRock Fund Complexes (and any predecessor funds), other investment funds, public companies, non-profit entities or other organizations; ongoing commitment to and participation in Board and Committee meetings, as well as his or her leadership of standing and ad hoc committees throughout the years; or other relevant life experiences.

Trustees Elect. Jeffrey Jarczyk and Marc D. Stern have been appointed as Trustees of the Trust effective July 1, 2026 (each, a “Trustee Elect”). Each Trustee Elect is expected to qualify as an Independent Trustee at the time of his service. Each Trustee Elect has been retained as a consultant to the Independent Trustees to assist the Independent Trustees in the performance of their duties to the Trust and is expected to serve in that capacity until July 1, 2026.

The table below discusses some of the experiences, qualifications and skills of each of the Trustees that support the conclusion that each Trustee should serve on the Board.

Trustees	Experience, Qualifications and Skills

Independent Trustees

Christopher J. Ailman	Christopher Ailman has more than 30 years of experience in the financial services industry, including most recently serving as Chief Investment Officer of the California State Teachers Retirement System (CalSTRS) from 2000 to June 2024 where he led its investment program. Mr. Ailman currently is a principal at Ailman Advisers. In addition, he has held various roles in the industry, including as member and chair of the asset owner committee of the Kroner Center for Financial Research, chairman of the North American Chapter of the 300 Club of Global CIOs, and co-chair of the Milken Global Capital Markets Advisory Council. These positions have provided Mr. Ailman with considerable investment expertise across asset classes and strategies, and insight and perspective on the markets and the economy. In addition, Mr. Ailman serves as a member of the Governance Committee and the Performance Oversight Committee.

Susan J. Carter	Susan J. Carter has over 35 years of experience in investment management. She has served as President & Chief Executive Officer of Commonfund Capital, Inc. (“CCI”), a registered investment adviser focused on non-profit investors, from 1997 to 2013, Chief Executive Officer of CCI from 2013 to 2014 and Senior Advisor to CCI in 2015. Ms. Carter also served as director of the Pacific Pension Institute from 2014 to 2018, trustee to the Financial Accounting Foundation from 2017 to 2021, Advisory Board Member for the Center for Private Equity and Entrepreneurship at Tuck School of Business from 1997 to 2021, Advisory Board Member for Bridges Fund Management from 2016 to 2018, Advisory Board Member for Girls Who Invest from 2015 to 2018 and Board Member thereof from 2018 to 2022, and Practitioner Advisory Board Member for Private Capital Research Institute (“PCRI”) from 2017 to 2024. She currently serves as Member of the President’s Counsel for CCI. These positions have provided her with insight and perspective on the markets and the economy.

Collette Chilton	Collette Chilton has over 20 years of experience in investment management. She held the position of Chief Investment Officer of Williams College from October 2006 to June 2023. Prior to that she was President and Chief Investment Officer of Lucent Asset Management Corporation, where she oversaw approximately $40 billion in pension and retirement savings assets for the company. These positions have provided her with insight and perspective on the markets and the economy.

Neil A. Cotty	Neil A. Cotty has more than 30 years of experience in the financial services industry, including 19 years at Bank of America Corporation and its affiliates, where he served, at different times, as the Chief Financial Officer of various businesses including Investment Banking, Global Markets, Wealth Management and Consumer and also served ten years as the Chief Accounting Officer for Bank of America Corporation. Mr. Cotty has been determined by the Audit Committee to be an audit committee financial expert, as such term is defined in the applicable Commission rules.

Henry R. Keizer	Henry R. Keizer brings over 40 years of executive, financial, operational, strategic and global expertise gained through his 35 year career at KPMG, a global professional services organization and by his service as a director to both publicly and privately held organizations. He has extensive experience with issues facing complex, global companies and expertise in financial reporting, accounting, auditing, risk management, and regulatory affairs for such companies. Mr. Keizer’s experience also includes service as an audit committee chair to both publicly and privately held organizations across numerous industries including professional services, property and casualty reinsurance, insurance, diversified financial services, banking, direct to consumer, business to business and technology. Mr. Keizer is a certified public accountant and also served on the board of the American Institute of Certified Public Accountants. Mr. Keizer has been determined by the Audit Committee to be an audit committee financial expert, as such term is defined in the applicable Commission rules.

Cynthia A. Montgomery	Cynthia A. Montgomery has served for over 20 years on the boards of registered investment companies, most recently as a member of the boards of certain BlackRock-advised Funds and predecessor funds, including the legacy Merrill Lynch Investment Managers, L.P. (“MLIM”) funds. The Board benefits from Ms. Montgomery’s more than 20 years of academic experience as a professor at Harvard Business School where she taught courses on corporate strategy and corporate governance. Ms. Montgomery also has business management and corporate governance experience through her service on the corporate boards of a variety of public companies. She has also authored numerous articles and books on these topics.

Donald C. Opatrny	Donald C. Opatrny has more than 40 years of business, oversight and executive experience, including through his service as president, director and investment committee chair for academic and not-for-profit organizations, and his experience as a partner, managing director and advisory director at Goldman Sachs for 32 years. He also has investment management experience as a board member of Athena Capital Advisors LLC.

Trustees	Experience, Qualifications and Skills

Lori Richards	Lori Richards has more than 30 years of experience in the financial services industry, most notably as the first Director of the Office of Compliance Inspections and Examinations (“OCIE”) of the Securities and Exchange Commission (“SEC”) from 1995 to 2009. During 14 years as the Director of OCIE, she led the SEC’s nationwide examination oversight program for advisers, mutual funds, hedge funds, broker-dealers, stock exchanges, and other industry firms. Prior to that, from 1985 to 1995, she held various roles at the SEC, including Associate Director for Enforcement for the SEC’s Pacific Regional Office and executive assistant and senior advisor to then SEC Chairman Arthur Levitt. More recently, Ms. Richards served as Chief Compliance Officer of the Asset and Wealth Management global lines of business at JPMorgan Chase & Co. from 2013 to 2018 where she led its global compliance program, advised business leaders on compliance issues, oversaw risk assessment, monitoring, testing and training, and maintained relationships with regulators. In addition, Ms. Richards served as a member of the National Adjudicatory Council of the Financial Industry Regulatory Authority (FINRA) from 2019 to 2022 and held the chair and vice chair posts during her tenure. Prior thereto, from 2010 to 2013, she was a Principal at PricewaterhouseCoopers LLP (“PwC”) and co-leader of its Asset Management Regulatory group. At PwC, she assisted a broad range of financial services clients in designing and implementing risk management and compliance programs, and preparing for new regulatory expectations. These positions have provided her with insight and perspective on the markets and the economy, as well as asset management regulation and compliance. In addition, Ms. Richards serves as a member of the Audit Committee and the Compliance Committee.

Mark Stalnecker	Mark Stalnecker has gained a wealth of experience in investing and asset management from his over 13 years of service as the Chief Investment Officer of the University of Delaware as well as from his various positions with First Union Corporation, including Senior Vice President and State Investment Director of First Investment Advisors. The Board benefits from his experience and perspective as the Chief Investment Officer of a university endowment and from the oversight experience he gained from service on various private and non-profit boards.

Kenneth L. Urish	Kenneth L. Urish has served for over 15 years on the boards of registered investment companies, most recently as a member of the boards of certain BlackRock-advised Funds and predecessor funds, including the legacy BlackRock funds. He has over 30 years of experience in public accounting. Mr. Urish has served as a managing member of an accounting and consulting firm. Mr. Urish has been determined by the Audit Committee to be an audit committee financial expert, as such term is defined in the applicable Commission rules.

Claire A. Walton	Claire A. Walton has over 25 years of experience in investment management. She has served as the Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015, an investment manager that specialized in long/short non-U.S. equity investments, and was an owner and General Partner of Neon Liberty Capital Management, LLC from 2003 to 2023, a firm focusing on long/short equities in global emerging and frontier markets. These positions have provided her with insight and perspective on the markets and the economy. Ms. Walton has been determined by the Audit Committee to be an audit committee financial expert, as such term is defined in the applicable Commission rules.

Trustees Elect

Jeffrey Jarczyk	Mr. Jarczyk is a CPA and has more than 30 years of experience in the financial services industry, including over 19 years at Fidelity Investments, where he served, at different times, as the Chief Auditor and the Chief Accounting Officer of Fidelity Investments’ parent company, FMR LLC. Prior to working at Fidelity, Mr. Jarczyk was a partner at Deloitte and Arthur Andersen for approximately 17 years. These positions have allowed him to work extensively with audit and risk committees and company executives helping to identify, manage and mitigate risks for financial services companies.

Marc D. Stern	Mr. Stern has more than 30 years of experience in investing and asset management. Mr. Stern served as the Chief Executive Officer at Bessemer Trust, a wealth management business, for 13 years. During his tenure at Bessemer Trust, Mr. Stern served on the firm’s board of directors, chaired the board’s trust and investment committee, and led the firm’s executive committee. He also served as Bessemer’s Chief Investment Officer for 8 years, where he was Chair of the Investment Policy and Strategy Committee with responsibility for overall asset allocation and investment strategy. Mr. Stern also served as Chair of the Private Clients Investment group at AllianceBernstein. These positions provide Mr. Stern with insight and perspective into investment management, the economy, and fiduciary governance.

Interested Trustees

Robert Fairbairn	Robert Fairbairn has more than 25 years of experience with BlackRock, Inc. and over 30 years of experience in finance and asset management. In particular, Mr. Fairbairn’s positions as Vice Chairman of BlackRock, Inc., Member of BlackRock’s Global Operating Committee and Co-Chair of BlackRock’s Human Capital Committee provide the Board with a wealth of practical business knowledge and leadership. In addition, Mr. Fairbairn has global investment management and oversight experience through his former positions as Member of BlackRock’s Global Executive Committee, Global Head of BlackRock’s Retail and iShares® businesses, Head of BlackRock’s Global Client Group, Chairman of BlackRock’s international businesses and his previous oversight over BlackRock’s Strategic Partner Program and Strategic Product Management Group. Mr. Fairbairn also serves as a board member for the funds in the BlackRock Fixed-Income Complex.

John M. Perlowski	John M. Perlowski’s experience as Senior Managing Director of BlackRock, Inc. since [2026], as Managing Director of BlackRock, Inc. since 2009, as the Head of BlackRock Global Accounting and Product Services since 2009, and as President and Chief Executive Officer of the BlackRock-advised Funds provides him with a strong understanding of the BlackRock-advised Funds, their operations, and the business and regulatory issues facing the BlackRock-advised Funds. Mr. Perlowski’s prior position as Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, and his former service as Treasurer and Senior Vice President of the Goldman Sachs Mutual Funds and as Director of the Goldman Sachs Offshore Funds provides the Board with the benefit of his experience with the management practices of other financial companies. Mr. Perlowski also serves as a board member for the funds in the BlackRock Fixed-Income Complex. Mr. Perlowski is a member of BlackRock’s Global Executive Committee.

Biographical Information

Certain biographical and other information relating to the Trustees of the Trust is set forth below, including their address and year of birth, principal occupations for at least the last five years, length of time served, total number of registered investment companies and investment portfolios overseen in the BlackRock-advised Funds and any currently held public company and other investment company directorships.

Name and Year of Birth[1,2]	Position(s) Held (Length of Service)[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Independent Trustees

Mark Stalnecker 1951	Chair of the Board (Since 2019) and Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System from 2002 to 2024; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	[ ]RICs consisting of [ ] Portfolios	None

Christopher J. Ailman 1958	Trustee (Since 2024)	Principal, Ailman Advisers, since 2024; Chief Investment Officer, California State Teachers Retirement System (CalSTRS) from 2000 to 2024.	[ ]RICs consisting of [ ] Portfolios	None

Susan J. Carter 1956	Trustee (Since 2016)	Trustee, Financial Accounting Foundation from 2017 to 2021; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business from 1997 to 2021; Director, Pacific Pension Institute from 2014 to 2018; Senior Advisor, CCI (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof from 2018 to 2022; Advisory Board Member, Bridges Fund Management from 2016 to 2018; Practitioner Advisory Board Member, PCRI from 2017 to 2024; Lecturer in the Practice of Management, Yale School of Management since 2019; Advisor to Finance Committee, Altman Foundation from 2020 to 2024; Investment Committee Member, Tostan since 2021; Member of the President’s Counsel, CCI since 2023.	[ ]RICs consisting of [ ] Portfolios	None

Collette Chilton 1958	Trustee (Since 2015)	Trustee, UC Berkeley Foundation Board since 2024; Committee member, Oxford University Endowment Management since 2024; Senior advisor, Insignia since 2024; Chief Investment Officer, Williams College from 2006 to 2023; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006; Director, Boys and Girls Club of Boston since 2017; Director, B1 Capital since 2018; Director, David and Lucile Packard Foundation since 2020.	[ ]RICs consisting of [ ] Portfolios	None

Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	[ ]RICs consisting of [ ] Portfolios	None

Henry R. Keizer 1956	Trustee (Since 2019)	Director, Park Indemnity Ltd. (captive insurer) from 2010 to 2022.	[ ]RICs consisting of [ ] Portfolios	GrafTech International Ltd. (materials manufacturing); WABCO (commercial vehicle safety systems) from 2015 to 2020; Sealed Air Corp. (packaging); Hertz Global Holdings (car rental) from 2015 to 2021

Cynthia A. Montgomery 1952	Trustee (Since 2007)	Professor, Harvard Business School since 1989.	[ ]RICs consisting of [ ] Portfolios	None

Name and Year of Birth[1,2]	Position(s) Held (Length of Service)[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Donald C. Opatrny 1952	Trustee (Since 2019)	Chair of the Board of Phoenix Art Museum since 2022 and Trustee thereof since 2018; Chair of the Investment Committee of The Arizona Community Foundation since 2022 and Trustee thereof since 2020; Director, Athena Capital Advisors LLC (investment management firm) from 2013 to 2020; Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University from 2004 to 2019; Member of Affordable Housing Supply Board of Jackson, Wyoming from 2017 to 2022; Member, Investment Funds Committee, State of Wyoming from 2017 to 2023; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014.	[ ]RICs consisting of [ ] Portfolios	None

Lori Richards 1960	Trustee (Since 2024)	Trustee, SEC Historical Society since 2018; Trustee, Garrett College Foundation since 2019; Director, PharmaCann, Inc. from 2021 to 2024; Director, Wahed Invest from 2022 to 2024.	[ ]RICs consisting of [ ] Portfolios	None

Kenneth L. Urish 1951	Trustee (Since 2007)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001, Emeritus since 2022; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007; Member, Advisory Board, ESG Competent Boards since 2020.	[ ]RICs consisting of [ ] Portfolios	None

Claire A. Walton 1957	Trustee (Since 2016)	Director/Treasurer, Reading Community Trust since 2024; Advisory Board Member, Grossman School of Business at the University of Vermont since 2023; Advisory Board Member, Scientific Financial Systems since 2022; General Partner of Neon Liberty Capital Management, LLC from 2003 to 2023; Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Massachusetts Council on Economic Education from 2013 to 2015; Director, Woodstock Ski Runners from 2013 to 2022.	[ ] RICs consisting of [ ] Portfolios	None

Trustees Elect[4]

Jeffrey Jarczyk 1964	Trustee Elect	Director, The Friends of the Public Garden since 2021; Executive Vice President, Chief Auditor, Fidelity Investments from 2016 to 2021; Executive Vice President, Chief Accounting Officer, Fidelity Investments from 2007 to 2016.	[ ] RICs consisting of [ ] Portfolios	None

Marc D. Stern 1962	Trustee Elect	Chief Executive Officer and Director, Bessemer Trust from 2013 to 2026.	[ ] RICs consisting of [ ] Portfolios	None

Interested Trustees[5]

Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Operating Committee; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	[ ] RICs consisting of [ ] Portfolios	None

John M. Perlowski[6] 1964	Trustee (Since 2015) President (Since 2018) and Chief Executive Officer (Since 2010)	Senior Managing Director of BlackRock, Inc. since [2026]; Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009. Member of BlackRock’s Global Executive Committee since 2025.	[ ] RICs consisting of [ ] Portfolios	None

[1]	The address of each Trustee is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.

[2]	Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.
[3]	Following the combination of MLIM and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Cynthia A. Montgomery, 1994; Kenneth L. Urish, 1999; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.
[4]	Jeffrey Jarczyk and Marc D. Stern have been appointed as Trustees of the Trust effective July 1, 2026. Each Trustee Elect is expected to qualify as an Independent Trustee at the time of his service. Each Trustee Elect has been retained as a consultant to the Independent Trustees to assist the Independent Trustees in the performance of their duties to the Trust and is expected to serve in that capacity until July 1, 2026.
[5]	Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.
[6]	Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

Certain biographical and other information relating to the officers of the Trust who are not Trustees is set forth below, including their address and year of birth, principal occupations for at least the last five years and length of time served.

Name and Year of Birth[1,2]	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years

Officers Who Are Not Trustees

Roland Villacorta 1971	Vice President (Since 2022)	Senior Managing Director of BlackRock, Inc. since [2026], Managing Director of BlackRock, Inc. since 2002; Head of Global Cash Management and Head of Securities Lending within BlackRock’s Global Markets Group since 2022; Member of BlackRock’s Global Operating Committee since 2016 and Human Capital Committee since 2023.

Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016.

Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Aaron Wasserman 1974	Chief Compliance Officer (Since 2023)	Managing Director of BlackRock, Inc. since 2018; Chief Compliance Officer of the BlackRock-advised funds in the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the iShares Complex since 2023; Deputy Chief Compliance Officer for the BlackRock-advised funds in the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the iShares Complex from 2014 to 2023.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018.

[1]	The address of each Officer is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.
[2]	Officers of the Trust serve at the pleasure of the Board.

Share Ownership

Information relating to each Trustee’s share ownership in the Funds and in all BlackRock-advised Funds that are currently overseen by the respective Trustee (“Supervised Funds”) as of [ ] is set forth in the chart below. Amounts shown may include shares as to which a Trustee has indirect beneficial ownership, such as through participation in certain family accounts, 529 college savings plan interests, or similar arrangements where the Trustee has beneficial economic interest but not a direct ownership interest.

Name	Dollar Range of Equity Securities in FedFund	Dollar Range of Equity Securities in Treasury Trust Fund	Dollar Range of Equity Securities in TempCash, BlackRock Select Treasury Based Liquidity Fund, T-Fund and MuniCash	Aggregate Dollar Range of Equity Securities in Supervised Funds

Independent Trustees

Christopher J. Ailman	[None]	[None]	[None]	[Over $100,000]

Susan J. Carter	[None]	[None]	[None]	[Over $100,000]

Collette Chilton	[None]	[None]	[None]	[Over $100,000]

Name	Dollar Range of Equity Securities in FedFund	Dollar Range of Equity Securities in Treasury Trust Fund	Dollar Range of Equity Securities in TempCash, BlackRock Select Treasury Based Liquidity Fund, T-Fund and MuniCash	Aggregate Dollar Range of Equity Securities in Supervised Funds

Neil A. Cotty	[None]	[None]	[None]	[Over $100,000]

Henry R. Keizer	[None]	[None]	[None]	[Over $100,000]

Cynthia A. Montgomery	[None]	[None]	[None]	[Over $100,000]

Donald C. Opatrny	[None]	[None]	[None]	[Over $100,000]

Lori Richards	[None]	[None]	[None]	[None]

Mark Stalnecker	[None]	[None]	[None]	[Over $100,000]

Kenneth L. Urish	[None]	[None]	[None]	[Over $100,000]

Claire A. Walton	[None]	[None]	[None]	[Over $100,000]

Interested Trustees

Robert Fairbairn	[None]	[None]	[None]	[Over $100,000]

John M. Perlowski	[None]	[None]	[None]	[Over $100,000]

As of [ ], the Trustees and officers of the Trust as a group directly or indirectly beneficially owned an aggregate of less than 1% of any class of the outstanding shares of each Fund. As of [ ], none of the Independent Trustees of the Trust or their immediate family members owned beneficially or of record any securities of each Fund’s investment adviser, sub-adviser, principal underwriter, or any person directly or indirectly controlling, controlled by, or under common control with such entities.

Compensation of Trustees

Each Trustee who is an Independent Trustee is paid as compensation an annual retainer of $375,000 per year for his or her services as a board member of the BlackRock-advised Funds in the BlackRock Multi-Asset Complex, including the Trust, and a $20,000 board meeting fee to be paid for each in-person board meeting attended (and may receive a board meeting fee for telephonic attendance at board meetings), for up to five board meetings held in a calendar year (compensation for meetings in excess of this number to be determined on a case-by-case basis), together with out-of-pocket expenses in accordance with a board policy on travel and other business expenses relating to attendance at meetings. The Chairs of the Audit Committee, Compliance Committee, Governance Committee and Performance Oversight Committee are paid as compensation an additional annual retainer of $45,000, respectively. The Chair of the Board is paid an additional annual retainer of $150,000.

Each Trustee Elect currently serves as a consultant to the Independent Trustees in the performance of the Independent Trustees’ duties to the Trust and is paid compensation at the same rate as the compensation paid to any Independent Trustees who are not the Chair of the Board or a Chair of a Committee. This compensation arrangement will continue until July 1, 2026, when each Trustee Elect is expected to begin serving as an Independent Trustee and will be compensated in a manner similar to other Independent Trustees.

The following tables set forth the compensation the Trust paid to the Trustees on behalf of the Funds for the fiscal year ended October 31, 2025 and the aggregate compensation paid to them by all BlackRock-advised Funds for the calendar year ended December 31, 2025.

Name	Compensation from TempCash	Compensation from BlackRock Select Treasury Based Liquidity Fund	Compensation from FedFund	Compensation from T-Fund	Compensation from Treasury Trust Fund

Independent Trustees

Christopher J. Ailman	$13,771	$4,486	$21,347	$21,348	$21,348

Susan J. Carter	$13,104	$4,296	$20,368	$20,368	$20,368

Collette Chilton	$13,104	$4,296	$20,368	$20,368	$20,368

Neil A. Cotty	$13,269	$4,338	$21,676	$21,159	$21,444

Henry R. Keizer2	$14,739	$4,776	$22,953	$22,953	$22,953

Cynthia A. Montgomery3	$14,739	$4,776	$22,953	$22,953	$22,953

Donald C. Opatrny4	$14,739	$4,776	$22,953	$22,953	$22,953

Lori Richards	$13,104	$4,296	$20,368	$20,368	$20,368

Name	Compensation from TempCash	Compensation from BlackRock Select Treasury Based Liquidity Fund	Compensation from FedFund	Compensation from T-Fund	Compensation from Treasury Trust Fund

Mark Stalnecker5	$18,552	$5,895	$28,986	$28,986	$28,986

Kenneth L. Urish	$13,104	$4,296	$20,368	$20,368	$20,368

Claire A. Walton6	$14,464	$4,698	$22,550	$22,550	$22,550

Interested Trustees

Robert Fairbairn	None	None	None	None	None

John M. Perlowski	None	None	None	None	None

Name	Compensation from MuniCash	Estimated Annual Benefits upon Retirement	Aggregate Compensation from the Funds and Other BlackRock- Advised Funds[1]

Independent Trustees

Christopher J. Ailman	$2,781	None	$445,000

Susan J. Carter	$2,677	None	$445,000

Collette Chilton	$2,677	None	$445,000

Neil A. Cotty	$2,701	None	$467,500

Henry R. Keizer2	$2,945	None	$490,000

Cynthia A. Montgomery3	$2,945	None	$490,000

Donald C. Opatrny4	$2,945	None	$490,000

Lori Richards	$2,677	None	$445,000

Mark Stalnecker5	$3,569	None	$595,000

Kenneth L. Urish	$2,677	None	$445,000

Claire A. Walton6	$2,902	None	$490,000

Interested Trustees

Robert Fairbairn	None	None	None

John M. Perlowski	None	None	None

[1]	For the number of BlackRock-advised Funds from which each Trustee receives compensation, see “Biographical Information” beginning on page I-38.
[2]	Chair of the Audit Committee.
[3]	Chair of the Governance Committee.
[4]	Chair of the Performance Oversight Committee.
[5]	Chair of the Board and Chair of the Ad Hoc Topics Committee.
[6]	Chair of the Compliance Committee.

Management Services

BlackRock provides both investment advisory and administration services to the Trust under a management agreement (the “Management Agreement”). The advisory services provided by BlackRock under the Management Agreement are described under the “Investment Strategies, Risks and Policies — Portfolio Transactions” section above and in the Funds’ prospectuses.

The administrative services provided by BlackRock under the Management Agreement are as follows: (i) assist generally in supervising the Funds’ operations, including providing for (a) the preparation, supervision and mailing of purchase and redemption order confirmations to shareholders of record, (b) the operation of an automated data processing system to process purchase and redemption orders, (c) maintenance of a back-up procedure to reconstruct lost purchase and redemption data, (d) distribution of information concerning the Funds to their shareholders of record, (e) handling shareholder problems, (f) the services of employees to preserve and strengthen shareholder relations, and (g) the monitoring of arrangements pertaining to the Funds’ agreements with Service Organizations; (ii) assure that persons are available to receive and transmit purchase and redemption orders; (iii) participate in the periodic updating of the Funds’ prospectuses; (iv) accumulate information for and coordinate the preparation of reports to the Funds’ shareholders and the SEC; (v) maintain the registration of the Funds’ shares for sale under state securities laws; (vi) provide for Fund accounting services; and (vii) assist in the monitoring of regulatory and legislative developments which may affect the Trust, participate in counseling and assist the Trust in relation to routine regulatory examinations and investigations, and work with the Trust’s counsel in connection with regulatory matters and litigation. The Management Agreement authorizes BlackRock to engage sub-contractors to provide any or all of the services provided for under the Management Agreement. As discussed under “Accounting Services” below, BlackRock has engaged JPMorgan Chase Bank, N.A. (“JPM”), pursuant to a separate agreement, to provide accounting services and certain other administrative services to the Funds.

BlackRock has agreed to cap each Fund’s combined management fees plus miscellaneous/other expenses (excluding: (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred indirectly by the Fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, the Fund’s investments; and (iv) extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Fund’s business, if any), at the levels shown below and in a Fund’s fees and expenses table in each Fund’s “Fund Overview” section of the prospectuses. To achieve these expense caps, BlackRock has agreed to waive or reimburse fees or expenses for each Fund if these expenses exceed a certain limit as indicated in the table below.

Fund	Contractual Caps[1] on Combined Management Fees and Miscellaneous/Other Expenses[2] (excluding certain Fund expenses)

TempCash	0.18%

BlackRock Select Treasury Based Liquidity Fund	0.17%

FedFund	0.17%

T-Fund	0.17%

Treasury Trust Fund	0.17%

MuniCash	0.20%

[1]	The contractual caps for the Funds are in effect through June 30, 2027. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.
[2]	As a percentage of average daily net assets.

Pursuant to the Management Agreement, BlackRock may from time to time employ such person or persons as BlackRock believes to be capable of assisting in the performance of its obligations under the Management Agreement (each a “Sub-Contractor”) and to terminate the services of any such person; provided, however, that the compensation of such person or persons will be paid by BlackRock and that BlackRock will be as fully responsible to the Trust for the acts and omissions of any such person as it is for its own acts and omissions; and provided further, that the retention of any Sub-Contractor will be approved by the Trustees and shareholders to the extent required by the 1940 Act.

BlackRock has entered into a sub-advisory agreement with the Sub-Adviser, with respect to TempCash, pursuant to which BlackRock pays the Sub-Adviser for providing services to BlackRock with respect to that portion of each Fund for which it acts as sub-adviser a monthly fee at an annual rate equal to a percentage of the management fee paid to BlackRock under the Management Agreement.

Set forth below are the management fees paid by each Fund to the Manager (which include amounts paid by the Manager to the Sub-Adviser, as applicable) and the management fees waived and/or reimbursed by the Manager, for the periods indicated.

	Fiscal Year Ended October 31, 2025			Fiscal Year Ended October 31, 2024			Fiscal Year Ended October 31, 2023
Fund	Fees Paid to the Manager	Fees Waived by the Manager	Fees Reimbursed by the Manager	Fees Paid to the Manager	Fees Waived by the Manager	Fees Reimbursed by the Manager	Fees Paid to the Manager	Fees Waived by the Manager	Fees Reimbursed by the Manager

TempCash	$45,139,550	$5,701,228	$0	$33,599,864	$5,138,389	$263	$25,879,915	$5,409,993	$0

BlackRock Select Treasury Based Liquidity Fund	$13,298,145	$2,937,849	$0	$11,873,475	$2,715,678	$8	$10,420,869	$2,872,680	$0

FedFund	$323,969,415	$25,416,782	$0	$278,849,593	$22,324,066	$69	$253,669,958	$21,420,118	$0

T-Fund	$201,389,890	$15,767,746	$0	$187,393,903	$14,743,478	$0	$173,570,100	$14,543,643	$0

Treasury Trust Fund	$278,579,998	$21,618,661	$0	$210,788,346	$17,352,358	$0	$184,889,634	$16,124,383	$0

MuniCash	$11,045,488	$3,413,810	$0	$9,698,048	$3,288,686	$0	$9,816,138	$3,477,116	$0

BlackRock Contributions to Educational Initiatives

BlackRock or its affiliates will use at least 5% of BlackRock’s net revenue from its management fee from BlackRock Select Treasury Based Liquidity Fund to further educational initiatives. BlackRock will make a contribution to an educational initiative at least annually, with BlackRock maintaining the option to increase, decrease or terminate this contribution in its sole discretion at any time.

BlackRock made an initial contribution of $175,000 to the Thurgood Marshall College Fund in 2021 as part of the changes made to the BlackRock Select Treasury Based Liquidity Fund that year. Based on BlackRock’s revenue from its management fee from BlackRock Select Treasury Based Liquidity Fund for the fiscal years ending October 31, 2022, October 31, 2023, October 31, 2024 and October 31, 2025, BlackRock made a contribution of $365,000, $380,000, $460,000 and $520,000 respectively to the Thurgood Marshall College Fund.

Potential Conflicts of Interest

Certain activities of BlackRock, Inc., BlackRock Advisors, LLC, BlackRock Fund Advisors and the other subsidiaries of BlackRock, Inc. (collectively referred to in this section as “BlackRock”) and their respective directors, officers or employees, with respect to the Funds and/or other accounts managed by BlackRock, may give rise to actual or perceived conflicts of interest such as those described below.

BlackRock is one of the world’s largest asset management firms. BlackRock, its subsidiaries and their respective directors, officers and employees, including the business units or entities and personnel who may be involved in the investment activities and business operations of a Fund, are engaged worldwide in businesses, including managing equities, fixed income securities, cash and alternative investments, and other financial services, and have interests other than that of managing the Funds. These are considerations of which investors in a Fund should be aware, and which may cause conflicts of interest that could disadvantage a Fund and its shareholders. These businesses and interests include potential multiple advisory, transactional, financial and other relationships with, or interests in companies and interests in securities or other instruments that may be purchased or sold by a Fund.

BlackRock may have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives identical or similar to those of a Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. Such other funds or accounts may offer exposure to strategies that are identical or substantially similar to those of a Fund but with different fees and expenses, governance and structures, and/or services provided by BlackRock. BlackRock is also a major participant in the global currency, equities, swap and fixed income markets, in each case, for the accounts of clients and, in some cases, on a proprietary basis. As such, BlackRock is or may be actively engaged in transactions in the same securities, currencies, and instruments in which a Fund invests.

Such activities could affect the prices and availability of the securities, currencies, and instruments in which a Fund invests, which could have an adverse impact on a Fund’s performance. Such transactions, particularly in respect of most proprietary accounts or client accounts, will be executed independently of a Fund’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund.

In addition, the portfolio holdings of certain BlackRock-advised investment vehicles managed in an identical or substantially similar manner as certain Funds are made publicly available on a more timely basis than the applicable Fund. In some cases, such portfolio holdings are made publicly available on a daily basis. While not expected, it is possible that a recipient of portfolio holdings information for such an investment vehicle could cause harm to a Fund that is managed in an identical or substantially similar manner, including by trading ahead of or against such Fund based on the information received.

When BlackRock seeks to purchase or sell the same assets for client accounts, including a Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in its good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for a Fund. In addition, transactions in investments by one or more other accounts managed by BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Fund, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur with respect to BlackRock-advised accounts when investment decisions regarding a Fund are based on research or other information that is also used to support decisions for other accounts. When BlackRock implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for a Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Fund could otherwise be disadvantaged. BlackRock may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause a Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so. Conflicts may also arise because portfolio decisions regarding a Fund may benefit other accounts managed by BlackRock. For example, the sale of a long position or establishment of a short position by a Fund may impair the price of the same security sold short by (and therefore benefit) BlackRock or its other accounts or funds, and the purchase of a security or covering of a short position in a security by a Fund may increase the price of the same security held by (and therefore benefit) BlackRock or its other accounts or funds.

BlackRock, on behalf of other client accounts, on the one hand, and a Fund, on the other hand, may invest in or extend credit to different parts of the capital structure of a single issuer. BlackRock may pursue rights, provide advice or engage in other activities, or refrain from pursuing rights, providing advice or engaging in other activities, on behalf of other clients with respect to an issuer in which a Fund has invested, and such actions (or refraining from action) may have a material adverse effect on the Fund. In situations in which clients of BlackRock (including the Funds) hold positions in multiple parts of the capital structure of an issuer, BlackRock may not pursue certain actions or remedies that may be available to a Fund, as a result of legal and regulatory requirements or otherwise. BlackRock addresses these and other potential conflicts of interest based on the facts and circumstances of particular situations. For example, BlackRock may determine to rely on information barriers between different business units or portfolio management teams. BlackRock may also determine to rely on the actions of similarly situated holders of loans or securities rather than, or in connection with, taking such actions itself on behalf of the Funds.

In addition, to the extent permitted by applicable law, certain Funds may invest their assets in other funds advised by BlackRock, including funds that are managed by one or more of the same portfolio managers, which could result in conflicts of interest relating to asset allocation, timing of Fund purchases and redemptions, and increased remuneration and profitability for BlackRock and/or its personnel, including portfolio managers.

Third parties, including service providers to BlackRock or the Fund, may sponsor events (including, but not limited to, marketing and promotional activities and presentations, educational training programs and conferences) for registered representatives, other professionals and individual investors. There is a potential conflict of interest as such sponsorships may defray the costs of such activities to BlackRock, and may provide an incentive to BlackRock to retain such third parties to provide services to the Fund.

In certain circumstances, BlackRock, on behalf of the Funds, may seek to buy from or sell securities to another fund or account advised by BlackRock. BlackRock may (but is not required to) effect purchases and sales between BlackRock clients (“cross trades”), including the Funds, if BlackRock believes such transactions are appropriate based on each party’s investment objectives and guidelines, subject to applicable law and regulation. There may be potential conflicts of interest or regulatory issues relating to these transactions which could limit BlackRock’s decision to engage in these transactions for the Funds. BlackRock may have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions.

BlackRock and its clients may pursue or enforce rights with respect to an issuer in which a Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of BlackRock or its clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The results of a Fund’s investment activities may differ significantly from the results achieved by BlackRock for its proprietary accounts or other accounts (including investment companies or collective investment vehicles) that it manages or advises. It is possible that one or more accounts managed or advised by BlackRock and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which one or more proprietary or other accounts managed or advised by BlackRock achieve significant profits. The opposite result is also possible.

From time to time, a Fund may be restricted from purchasing or selling securities, or from engaging in other investment activities because of regulatory, legal or contractual requirements applicable to BlackRock or other accounts managed or advised by BlackRock, and/or the internal policies of BlackRock designed to comply with such requirements. As a result, there may be periods, for example, when BlackRock will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock is performing services or when position limits have been reached. For example, the investment activities of BlackRock for its proprietary accounts and accounts under its management may limit the investment opportunities for a Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

In connection with its management of a Fund, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by BlackRock. BlackRock will not be under any obligation, however, to effect transactions on behalf of a Fund in accordance with such analysis and models. In addition, BlackRock will not have any obligation to make available any information regarding its proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of a Fund and it is not anticipated that BlackRock will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of BlackRock, or the activities or strategies used for accounts managed by BlackRock or other client accounts could conflict with the transactions and strategies employed by BlackRock in managing a Fund.

The Funds may be included in investment models developed by BlackRock for use by clients and financial advisors. To the extent clients invest in these investment models and increase the assets under management of the Funds, the investment management fee amounts paid by the Funds to BlackRock may also increase. The net asset value and liquidity of a Fund may be impacted by purchases and sales of the Fund by model-driven investment portfolios, as well as by BlackRock itself and by its advisory clients.

In addition, certain principals and certain employees of a Fund’s investment adviser are also principals or employees of other business units or entities within BlackRock. As a result, these principals and employees may have obligations to such other business units or entities or their clients and such obligations to other business units or entities or their clients may be a consideration of which investors in a Fund should be aware.

BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of a Fund in which clients of BlackRock, or, to the extent permitted by the Commission and applicable law, BlackRock, serves as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by a Fund may enhance the profitability of BlackRock.

BlackRock may also create, write or issue derivatives for clients, the underlying securities, currencies or instruments of which may be those in which a Fund invests or which may be based on the performance of the Fund. Additionally, an affiliate of BlackRock will create, write or issue options, which may be based on the performance of certain Funds. BlackRock has entered into an arrangement with Markit Indices Limited, the index provider for underlying fixed-income indexes used by certain iShares ETFs, related to derivative fixed-income products that are based on such iShares ETFs. Trading activity in these derivative products could also potentially lead to greater liquidity for such products, increased purchase activity with respect to these iShares ETFs and increased assets under management for BlackRock.

A Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by BlackRock and may also enter into transactions with other clients of BlackRock where such other clients have interests adverse to those of the Fund. At times, these activities may cause business units or entities within BlackRock to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent such transactions are permitted, a Fund will deal with BlackRock on an arms-length basis.

To the extent authorized by applicable law, BlackRock may act as broker, dealer, agent, lender or adviser or in other commercial capacities for a Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by BlackRock will be in its view commercially reasonable, although BlackRock, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to BlackRock and such sales personnel, which may have an adverse effect on the Funds. Index based funds may use an index provider that is affiliated with another service provider of the Fund or BlackRock that acts as a broker, dealer, agent, lender or in other commercial capacities for a Fund or BlackRock.

Subject to applicable law, BlackRock (and its personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Funds as broker, dealer, agent, lender, adviser or in other commercial capacities. No accounting to the Funds or their shareholders will be required, and no fees or other compensation payable by the Funds or their shareholders will be reduced by reason of receipt by BlackRock of any such fees or other amounts.

When BlackRock acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Funds, BlackRock may take commercial steps in its own interests, which may have an adverse effect on the Funds.

A Fund will be required to establish business relationships with its counterparties based on the Fund’s own credit standing. BlackRock will not have any obligation to allow its credit to be used in connection with a Fund’s establishment of its business relationships, nor is it expected that the Fund’s counterparties will rely on the credit of BlackRock in evaluating the Fund’s creditworthiness.

BlackRock Investment Management, LLC (“BIM”), BlackRock Institutional Trust Company, N.A. (“BTC”), as applicable, each an affiliate of BlackRock, pursuant to SEC exemptive relief, acts as securities lending agent to, and receives a share of securities lending revenues from, the Funds. BlackRock will also receive compensation for managing the reinvestment of the cash collateral from securities lending. There are potential conflicts of interests in managing a securities lending program, including but not limited to: (i) BlackRock as securities lending agent may have an incentive to, among other things, increase or decrease the amount of securities on loan or to lend particular securities in order to generate additional risk-adjusted revenue for BlackRock and its affiliates; and (ii) BlackRock as securities lending agent may have an incentive to allocate loans to clients that would provide more revenue to BlackRock. As described further below, BlackRock seeks to mitigate this conflict by providing its securities lending clients with equal lending opportunities over time in order to approximate pro rata allocation.

As part of its securities lending program, BlackRock indemnifies the Funds and certain other clients and/or funds against a shortfall in collateral in the event of borrower default. On a regular basis, BlackRock calculates the potential dollar exposure of collateral shortfall resulting from a borrower default (“shortfall risk”) in the securities lending program. BlackRock establishes program-wide borrower limits (“credit limits”) to actively manage borrower-specific credit exposure. BlackRock oversees the risk model that calculates projected collateral shortfall values using loan-level factors such as loan and collateral type and market value as well as specific borrower credit characteristics. When necessary, BlackRock may adjust securities lending program attributes by restricting eligible collateral or reducing borrower credit limits. As a result, the management of program-wide exposure as well as BlackRock-specific indemnification exposure may affect the amount of securities lending activity BlackRock may conduct at any given point in time by reducing the volume of lending opportunities for certain loans (including by asset type, collateral type and/or revenue profile).

BlackRock may decline to make a securities loan on behalf of a Fund, discontinue lending on behalf of a Fund or terminate a securities loan on behalf of a Fund for any reason, including but not limited to regulatory requirements and/or market rules, liquidity considerations, or credit considerations, which may impact Funds by reducing or eliminating the volume of lending opportunities for certain types of loans, loans in particular markets, loans of particular securities or types of securities, or for loans overall. In addition, some borrowers may prefer certain BlackRock lenders that provide additional protections against lender default that are favored by their prudential regulation.

BlackRock uses a predetermined systematic process in order to approximate pro rata allocation over time. In order to allocate a loan to a portfolio: (i) BlackRock as a whole must have sufficient lending capacity pursuant to the various program limits (i.e. indemnification exposure limit and borrower credit limits); (ii) the lending portfolio must hold the asset at the time a loan opportunity arrives; and (iii) the lending portfolio must also have enough inventory, either on its own or when aggregated with other portfolios into one single market delivery, to satisfy the loan request. In doing so, BlackRock seeks to provide equal lending opportunities for all portfolios, independent of whether BlackRock indemnifies the portfolio. Equal opportunities for lending portfolios does not guarantee equal outcomes. Specifically, short and long-term outcomes for individual clients may vary due to asset mix, asset/liability spreads on different securities, and the overall limits imposed by the firm.

Purchases and sales of securities and other assets for a Fund may be aggregated with orders for other BlackRock client accounts, including with accounts that pay different transaction costs solely due to the fact that they have different research payment arrangements. BlackRock, however, is not required to aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that aggregating is not practicable or required, or in cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Funds will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Funds. In addition, under certain circumstances, the Funds will not be charged the same commission or commission equivalent rates in connection with an aggregated order.

BlackRock, unless prohibited by applicable law, may cause a Fund or account to pay a broker or dealer a commission for effecting a transaction that exceeds the amount another broker or dealer would have charged for effecting the same transaction in recognition of the value of brokerage and research services provided by that broker or dealer. Under the European Union Markets in Financial Instruments Directive (Directive 2014/65/EU) and Markets in Financial Instruments Regulation (Regulation (EU) No 600/2014) (together “MiFID II”), European Union’s (the “EU”) investment managers, including BIL which acts as a sub-adviser to certain Funds, pay for research from brokers and dealers directly out of their own resources, rather than through client commissions.

Subject to applicable law, BlackRock may select brokers that furnish BlackRock, the Funds, other BlackRock client accounts or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock’s view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed-price offerings and over-the-counter (“OTC”) transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products.

Research or other services obtained in this manner may be used in servicing any or all of the Funds and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Funds based on the amount of brokerage commissions paid by the Funds and such other BlackRock client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Funds and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.

BlackRock, unless prohibited by applicable law, may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock, unless prohibited by applicable law, may also enter into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

BlackRock may utilize certain electronic crossing networks (“ECNs”) (including, without limitation, ECNs in which BlackRock has an investment or other interest, to the extent permitted by applicable law) in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including the Funds. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.

BlackRock owns a minority interest in, and is a member of, Members Exchange (“MEMX”), a newly created U.S. stock exchange. Transactions for a Fund may be executed on MEMX if third party brokers select MEMX as the appropriate venue for execution of orders placed by BlackRock traders on behalf of client portfolios.

BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with BlackRock’s fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see “Proxy Voting Policies and Procedures.”

It is also possible that, from time to time, BlackRock and/or its advisory clients (including other funds and separately managed accounts) may, subject to compliance with applicable law, purchase and hold shares of a Fund. Increasing a Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. BlackRock reserves the right, subject to compliance with applicable law, to redeem at any time some or all of the shares of a Fund acquired for its own accounts. A large redemption of shares of a Fund by BlackRock could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, portfolio diversification and expense ratio. BlackRock seeks to consider the effect of redemptions on a Fund and other shareholders in deciding whether to redeem its shares but is not obligated to do so and may elect not to do so.

It is possible that a Fund may invest in securities of, or engage in transactions with, companies in which BlackRock has significant debt or equity investments or other interests. A Fund may also invest in issuances (such as structured notes) by entities for which BlackRock provides and is compensated for cash management services relating to the proceeds from the sale of such issuances. In making investment decisions for a Fund, BlackRock is not permitted to obtain or use material non-public information acquired by any unit of BlackRock, in the course of these activities. In addition, from time to time, the activities of BlackRock may limit a Fund’s flexibility in purchases and sales of securities. As indicated below, BlackRock may engage in transactions with companies in which BlackRock-advised funds or other clients of BlackRock have an investment.

BlackRock and its personnel and other financial service providers may have interests in promoting sales of the Funds. With respect to BlackRock and its personnel, the remuneration and profitability relating to services to and sales of the Funds or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and its sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Funds or their shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock and such personnel resulting from transactions on behalf of or management of the Funds may be greater than the remuneration and profitability resulting from other funds or products.

BlackRock may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for such clients’ accounts may differ from the valuations for the same securities or investments assigned by a Fund’s pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the Fund’s pricing vendors. While BlackRock will generally communicate its valuation information or determinations to a Fund’s pricing vendors and/or fund accountants, there may be instances where the Fund’s pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.

As disclosed in more detail in “Additional Purchase and Redemption Information — Net Asset Value” in this SAI, when market quotations are not readily available or are believed by BlackRock to be unreliable, a Fund’s investments are valued at fair value by BlackRock. BlackRock has been designated as the Fund’s valuation designee pursuant to Rule 2a-5 under the Investment Company Act and acts through BlackRock’s Rule 2a-5 Committee (the ”2a-5 Committee”), with assistance from other BlackRock pricing committees and in accordance with the Valuation Procedures. When determining a “fair value price,” the 2a-5 Committee seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset or liability in an arm’s-length transaction. The price generally may not be determined based on what a Fund might reasonably expect to receive for selling an asset or liability at a later time or if it holds the asset or liability to maturity. While fair value determinations will be based upon all available factors that BlackRock deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third party valuation models, fair value represents only a good faith approximation of the value of an asset or liability. The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining a Fund’s NAV. As a result, a Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued by the 2a-5 Committee at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders and may affect the amount of revenue received by BlackRock with respect to services for which it receives an asset-based fee.

BlackRock and its directors, officers and employees, may buy and sell securities or other investments for their own accounts and may have conflicts of interest with respect to investments made on behalf of a Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees of BlackRock that are the same, different from or made at different times than positions taken for the Fund. To lessen the possibility that a Fund will be adversely affected by this personal trading, the Fund, BRIL and BlackRock each have adopted a Code of Ethics in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund’s portfolio transactions. Each Code of Ethics is also available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov.

BlackRock will not purchase securities or other property from, or sell securities or other property to, a Fund, except that the Fund may in accordance with rules or guidance adopted under the Investment Company Act engage in transactions with another Fund or accounts that are affiliated with the Fund as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Funds and/or BlackRock by the Commission. These transactions would be effected in circumstances in which BlackRock determined that it would be appropriate for the Fund to purchase and another client of BlackRock to sell, or the Fund to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of a Fund may be restricted because of regulatory requirements applicable to BlackRock and/or BlackRock’s internal policies designed to comply with, limit the applicability of, or that otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice regarding certain securities or instruments issued by or related to companies for which BlackRock is performing advisory or other services or has proprietary positions. For example, when BlackRock is engaged to provide advisory or risk management services for a company, BlackRock may be prohibited from or limited in purchasing or selling securities of that company on behalf of a Fund, particularly where such services result in BlackRock obtaining material non-public information about the company (e.g., in connection with participation in a creditors’ committee). Moreover, applicable provisions of the Investment Company Act or other regulatory considerations may restrict a Fund or BlackRock from effecting certain portfolio transactions or taking other actions in respect of an investment on behalf of a Fund, including where BlackRock and/or clients advised by BlackRock already have an interest in such issuer or the investment. Similar situations could arise if personnel of BlackRock serve as directors of companies the securities of which the Funds wish to purchase or sell. However, if permitted by applicable law, and where consistent with BlackRock’s policies and procedures (including the necessary implementation of appropriate information barriers), the Funds may purchase securities or instruments that are issued by such companies, are the subject of an advisory or risk management assignment by BlackRock, or where personnel of BlackRock are directors or officers of the issuer.

BlackRock has adopted and implemented policies and procedures that are designed to address potential conflicts that arise in connection with the advisory services BlackRock provides to Funds and other clients. Certain BlackRock advisory personnel may take views, and make decisions or recommendations, that are different than or opposite those of other BlackRock advisory personnel. Certain portfolio management teams within BlackRock may make decisions or take (or refrain from taking) actions with respect to clients they advise in a manner different than or adverse to the decisions made or the actions taken (or not taken) by the Funds’ portfolio management teams. The various portfolio management teams may not share information with each other, including as a result of certain information barriers and other policies, and will not have any obligation or other duty to do so.

BlackRock has established certain information barriers and other policies to address the sharing of information between different businesses within BlackRock, including, with respect to personnel responsible with managing portfolios and voting proxies with respect to certain index equity portfolios versus those responsible for managing portfolios and voting proxies with respect to all other portfolios. As a result of information barriers, certain units of BlackRock generally will not have access, or will have limited access, to certain information and personnel, including senior personnel, in other units of BlackRock, and generally will not manage the Funds with the benefit of information possessed by such other units. Therefore, BlackRock may not be able to review potential investments for the Funds with the benefit of information held by certain areas of BlackRock.

BlackRock may determine to move certain personnel, businesses, or business units from one side of an information barrier to the other side of the information barrier. In connection therewith, BlackRock personnel, businesses, and business units that were moved will no longer have access to the information and personnel from the side of the information barrier from which they were moved. Information obtained in connection with such changes to information barriers may limit or restrict the ability of BlackRock to engage in or otherwise effect transactions on behalf of the Funds (including purchasing or selling securities that BlackRock may otherwise have purchased or sold for a client in the absence of a change to an information barrier). Information barriers may not have their intended impact due to, for example, changes in applicable law or inadvertent crossings of the barriers, and actions by personnel on one side of a barrier may impact the potential actions of personnel on the other side of a barrier.

Although the information barriers are intended to allow for independent portfolio management decision-making and proxy voting among certain BlackRock businesses, the investment activities of BlackRock for BlackRock clients, as well as BlackRock’s proprietary accounts, may nonetheless limit the investment strategies and rights of other clients (including the Fund). As BlackRock’s assets under management increases, BlackRock clients may face greater negative impacts due to ownership restrictions and limitations imposed by laws, regulations, rules, regulators, or issuers. For example, in certain circumstances where a BlackRock client invests in securities issued by companies that operate in certain industries (e.g., banking, insurance, and utilities) or in certain emerging or international markets, or are subject to regulatory or corporate ownership restrictions (e.g., with mechanisms such as poison pills in place to prevent takeovers), or where a BlackRock client invests in certain futures and derivatives, there may be limits on the aggregate amount invested by BlackRock for its clients and BlackRock’s proprietary accounts that may not be exceeded without the grant of a license or other regulatory or corporate approval, order, consent, relief, waiver or non-disapproval or, if exceeded, may cause BlackRock or its clients to be subject to enforcement actions, disgorgement of share ownership or profits, regulatory restrictions, complex compliance reporting, increased compliance costs or suffer disadvantages or business restrictions. In light of certain restrictions, BlackRock may also seek to make indirect investments (e.g., using derivatives) on behalf of its clients to receive exposure to certain securities in excess of the applicable ownership restrictions and limitations when legally permitted that will expose such clients to additional costs and additional risks, including any risks associated with investing in derivatives. There may be limited availability of derivatives that provide indirect exposure to an impacted security. BlackRock clients can be subject to more than one ownership limitation depending on each client’s holdings, and each ownership limitation can impact multiple securities held by the client. Certain clients or shareholders may have their own overlapping obligations to monitor their compliance with ownership limitations across their investments.

If certain aggregate ownership thresholds are reached either through the actions of BlackRock or a BlackRock client or as a result of corporate actions by the issuer, the ability of BlackRock on behalf of clients to purchase or dispose of investments, or exercise rights (including voting) or undertake business transactions, may be restricted by law, regulation, rule, or organizational documents or otherwise impaired. For example, to meet the requirements of an ownership limitation or restriction, a client may be unable to purchase or directly hold a security the client would otherwise purchase or hold. The limitation or restriction may be based on the holdings of other BlackRock clients instead of the specific client being restricted. For index funds, this means a fund may not be able to track its index as closely as it would if it was not subject to an ownership limitation or restriction because the fund cannot acquire the amount of the impacted security included in its index. BlackRock on behalf of its clients may limit purchases, sell existing investments, utilize indirect investments, utilize information barriers, or otherwise restrict, forgo, or limit the exercise of rights (including transferring, outsourcing, or limiting voting rights or forgoing the right to receive dividends) when BlackRock, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds. These types of restrictions could negatively impact a client’s performance or ability to meet its investment objective.

When BlackRock or a BlackRock client is subject to an ownership limitation, BlackRock may in its discretion seek permission from the applicable issuers or regulators to exceed the limitation. However, there is no guarantee that permission will be granted, or that, once granted, it will not be modified or revoked at a later date with minimal or no notice. The issuer and/or regulator may also require that BlackRock on behalf of itself and its clients take or refrain from taking certain actions in connection with the approval, order, consent, relief or non-disapproval, which BlackRock may accept if it believes the benefits outweigh the costs and may limit BlackRock from taking actions that it otherwise would take. In those circumstances where ownership thresholds or limitations must be observed, BlackRock seeks to allocate limited investment opportunities equitably among clients, taking into consideration benchmark weight and investment strategy. BlackRock may adopt certain controls designed to prevent the occurrence of a breach of any applicable ownership threshold or limits, including, for example, when ownership in certain securities nears an applicable threshold, BlackRock may limit additional purchases in such securities or, with respect to ETFs, remove such securities from the list of Deposit Securities to be delivered to the Fund in connection with purchases of Creation Units of such Fund. If client holdings of an issuer exceed an applicable threshold and BlackRock is unable to obtain relief to enable the continued holding of such investments, it may be necessary to reduce these positions to meet the applicable limitations and BlackRock or such client may be subject to regulatory actions. In these cases, the investments will be sold in a manner that BlackRock deems fair and equitable over time.

Ownership limitations are highly complex. It is possible that, despite BlackRock’s intent to either comply with or be granted permission to exceed ownership limitations, it may inadvertently breach a limit or violate the corporate or regulatory approval, order, consent, relief or non-disapproval that was obtained.

In addition to the foregoing, other ownership thresholds may trigger reporting requirements to governmental and regulatory authorities, and such reports may entail the disclosure of the identity of a client or BlackRock’s intended strategy with respect to such security or asset.

BlackRock may maintain securities indices. To the extent permitted by applicable laws, the Funds may seek to license and use such indices as part of their investment strategy. Index based funds that seek to track the performance of securities indices also may use the name of the index or index provider in the fund name. Index providers, including BlackRock (to the extent permitted by applicable law), may be paid licensing fees for use of their index or index name. In instances where BlackRock charges a unitary management fee, BlackRock may have a financial incentive to use a BlackRock index that is less costly to BlackRock than a third party index. BlackRock may benefit from the Funds using BlackRock indices by creating increasing acceptance in the marketplace for such indices. BlackRock is not obligated to license its indices to a Fund and the Funds are under no obligation to use BlackRock indices. Any Fund that enters into a license for a BlackRock index cannot be assured that the terms of any index licensing agreement with BlackRock will be as favorable as those terms offered to other licensees.

BlackRock may enter into contractual arrangements with third-party service providers to a Fund (e.g., custodians, administrators and index providers) pursuant to which BlackRock receives fee discounts or concessions in recognition of BlackRock’s overall relationship with such service providers. BlackRock may also enter into contractual arrangements with such service providers pursuant to which BlackRock incurs additional costs if the service provider’s services are terminated with respect to a Fund. To the extent that BlackRock is responsible for paying service providers out of its fees that it receives from the Funds, the benefits of lower fees, including any fee discounts or concessions, or any additional savings, may accrue, in whole or in part, to BlackRock, which could result in conflicts of interest relating to the use or termination of service providers to a Fund. In addition, conflicts of interest may arise with respect to contractual arrangements with third-party service providers to a Fund, or the selection of such providers, particularly in circumstances where BlackRock is negotiating on behalf of both funds that have a unitary management fee and those that do not or different service providers have different fee structures.

BlackRock may enter into commercial, operational or strategic arrangements with third-party technology providers, blockchain networks or service providers in connection with the distribution, servicing or operation of tokenized fund shares, including OnChain Shares. These arrangements may include investments by BlackRock in blockchain networks on which OnChain Shares are deployed, or investments in the developers of such networks. OnChain shares may also be deployed on networks in which, or in the developers of which, BlackRock has existing investments or other servicing arrangements. In consideration of BlackRock’s investment in these networks or their developers, BlackRock may receive ongoing remuneration, the amount of which may be tied directly or indirectly to the aggregate net asset value of OnChain Shares deployed on the applicable network. Such arrangements may present actual or potential conflicts of interest to the extent they influence the selection or continued use of particular platforms, service providers or technologies.

Conflicts of interest may arise as a result of simultaneous investment management of multiple client accounts by BlackRock’s investment professionals. For example, differences in the advisory fee structure may create the appearance of actual or potential conflicts of interest because such differences could create pecuniary incentives for BlackRock to favor one client account over another.

BlackRock owns or has an ownership interest in certain trading, portfolio management, operations and/or information systems used by Fund service providers. These systems are, or will be, used by a Fund service provider in connection with the provision of services to accounts managed by BlackRock and funds managed and sponsored by BlackRock, including the Funds, that engage the service provider (typically the custodian). A Fund’s service provider remunerates BlackRock for the use of the systems. A Fund service provider’s payments to BlackRock for the use of these systems may enhance the profitability of BlackRock.

BlackRock’s receipt of fees from a service provider in connection with the use of systems provided by BlackRock may create an incentive for BlackRock to recommend that a Fund enter into or renew an arrangement with the service provider.

In recognition of a BlackRock client’s overall relationship with BlackRock, BlackRock may offer special pricing arrangements for certain services provided by BlackRock. Any such special pricing arrangements will not affect Fund fees and expenses applicable to such client’s investment in a Fund.

Present and future activities of BlackRock and its directors, officers and employees, in addition to those described in this section, may give rise to additional conflicts of interest.

Accounting Services

JPM (the “Accounting Services Provider”) serves as the accounting services provider for the Funds. Among other services, JPM maintains records of purchases and sales of securities, receipts and disbursements of cash and other debits and credits; keeps accounting journals and ledgers; records capital share transactions; calculates expense caps, waivers and recoupments (if any); computes each Fund’s net income and capital gains and dividends payable; calculates and reports NAV; works with independent pricing sources; reconciles securities and cash positions with each Fund’s custodian; prepares certain financial statements, notices and reports; and prepares certain tax reports. In connection with its accounting services, JPM also provides certain administrative services.

The table below shows the amounts paid by BlackRock to the Accounting Services Provider for accounting services on behalf of each Fund for the past three fiscal years:

	Amount Paid to the Accounting Services Provider for Services Provided to
Fiscal Year	TempCash	BlackRock Select Treasury Based Liquidity Fund	FedFund	T-Fund

Fiscal Year Ended October 31, 2025	$289,731	$96,167	$1,491,315	$1,336,376

Fiscal Year Ended October 31, 2024	$231,025	$102,937	$1,500,685	$1,277,474

Fiscal Year Ended October 31, 2023	$189,423	$109,973	$1,500,000	$1,230,909

	Treasury Trust Fund	MuniCash

Fiscal Year Ended October 31, 2025	$1,491,315	$64,071

Fiscal Year Ended October 31, 2024	$1,435,345	$65,027

Fiscal Year Ended October 31, 2023	$1,288,108	$76,642

Distributor

BRIL serves as the distributor of each Fund’s shares. BRIL, an indirect wholly-owned subsidiary of BlackRock, Inc., is a Delaware limited liability corporation and has its principal offices at 50 Hudson Yards, New York, New York 10001. BlackRock is an affiliate of BRIL. Each Fund’s shares are sold on a continuous basis by the distributor as agent, although it is not obliged to sell any particular amount of shares. The distributor pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Funds (excluding preparation and printing expenses necessary for the continued registration of the Fund shares). The distributor prepares or reviews, provides advice with respect to, and files with the federal and state agencies or other organizations as required by federal, state or other applicable laws and regulations, all sales literature (advertisements, brochures and shareholder communications) for each of the Funds and any class or subclass thereof.

Custodian

JPM, which has its principal offices at 383 Madison Avenue, New York, New York 10179, and The Bank of New York Mellon, which has its principal offices at 240 Greenwich, New York, New York 10286, each serve as a custodian for each Fund. Among other responsibilities, JPM maintains a custody account or accounts in the name of the Funds, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, and collects and receives all income and other payments and distributions on account of the assets of the Funds. Additionally, The Bank of New York Mellon maintains a custody account or accounts in the name of the Funds for the limited purpose of holding certain cash assets of the Funds.

Transfer Agent

BNY Mellon Investment Servicing (US) Inc., which has its principal offices at 118 Flanders Road, Westborough, MA 01581, serves as the transfer agent and dividend disbursing agent for each Fund.

Service Organizations

The Funds may enter into agreements with institutional investors (previously defined as “Service Organizations”) requiring them to provide certain services to their customers who beneficially own shares of the Funds. The Trust’s agreements with Service Organizations are governed by plans (comprised of a “Shareholder Services Plan” for each of the Administration, Cash Management, Cash Reserve, Dollar and Capital Shares; and a “Shareholders Services Plan” and “Distribution Plan” for each of the Private Client and Select Shares), which have been adopted by the Board pursuant to applicable rules and regulations of the SEC (collectively, the “Plans”). Pursuant to the Plans, the Board reviews, at least quarterly, a written report of the amounts expended under the Trust’s agreements with Service Organizations and the purposes for which the expenditures were made. In addition, the Trust’s arrangements with Service Organizations must be approved annually by a majority of the Trust’s Trustees, including a majority of the Trustees who are not “interested persons” of the Trust as defined in the 1940 Act and who have no direct or indirect financial interest in such arrangements.

Pursuant to the Dollar Shareholder Services Plan, each of the Funds may enter into agreements with Service Organizations requiring them to provide services to their customers who beneficially own Dollar Shares in consideration of 0.25% (on an annualized basis) of the average daily NAV of the Dollar Shares held by the Service Organizations for the benefit of their customers. Such services provided by a Service Organization may include: (i) answering shareholder inquiries regarding account status and history, the manner in which purchases, exchanges and redemption of shares may be effected and certain other matters pertaining to the shareholders’ investments; (ii) assisting shareholders in designating and changing dividend options, account designations and addresses; (iii) aggregating and processing purchase and redemption requests from shareholders and placing net purchase and redemption orders with the distributor; (iv) providing shareholders with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; (v) processing dividend payments from the particular Fund on behalf of shareholders; (vi) providing information periodically to shareholders showing their positions in Dollar Shares; (vii) arranging for bank wires; (viii) responding to shareholder inquiries relating to a particular Fund or the services performed by the Service Organization; (ix) providing sub-accounting with respect to a Fund’s shares beneficially owned by shareholders or the information necessary for sub-accounting; (x) if required by law, forwarding shareholder communications from the particular Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to shareholders; and (xi) other similar services to the extent permitted under applicable statutes, rules or regulations.

Pursuant to the Administration Shareholder Services Plan, each of the Funds may also enter into agreements with Service Organizations requiring them to provide certain services to their shareholders who beneficially own Administration Shares, in consideration of 0.10% (on an annualized basis) of the average daily NAV of the shares held by the Service Organization for the benefit of their shareholders. Services provided by the Service Organizations may include: (i) answering shareholder inquiries regarding account status and history, the manner in which purchases, exchanges and redemption of shares may be effected and certain other matters pertaining to the shareholders’ investments; and (ii) assisting shareholders in designating and changing dividend options, account designations and addresses.

Pursuant to the Capital Shareholder Services Plan, each of the Funds may also enter into agreements with Service Organizations requiring them to provide certain services to their shareholders who beneficially own Capital Shares, in consideration of 0.05% (on an annualized basis) of the average daily NAV of the shares held by the Service Organization for the benefit of its shareholders. Services provided by the Service Organizations may include answering shareholder inquiries regarding the manner in which purchases, exchanges and redemption of shares may be effected.

Pursuant to the Cash Reserve Shareholder Services Plan, each of the Funds may also enter into agreements with Service Organizations requiring them to provide certain services to their shareholders who beneficially own Cash Reserve Shares, in consideration of a total of 0.40% (on an annualized basis) of the average NAV of the Cash Reserve Shares held by the Service Organization for the benefit of their shareholders. An initial 0.10% (on an annualized basis) of the average daily NAV of such Shares will be paid to Service Organizations for providing administrative services which may include the services provided for Administration Shares as described above. Another 0.25% (on an annualized basis) of the average daily NAV of such Shares will be paid to Service Organizations for providing support services which may include the services provided for Dollar Shares as described in sub-sections (iii) through (xi) above. Another 0.05% (on an annualized basis) of the average daily NAV of such Shares will be paid to Service Organizations for providing sweep and/or allocation services (“Sweep/Allocation Services”) which may include: (i) providing the necessary computer hardware and software which links the Service Organization’s demand deposit account (“DDA”) and/or employee benefits system to an account management system; (ii) providing software that aggregates the shareholder’s orders and establishes an order to purchase or redeem shares of a Fund based on established target levels for the shareholder’s accounts; (iii) providing periodic statements showing a shareholder’s account balance and, to the extent practicable, integrating such information with other shareholder transactions otherwise effected through or with the Service Organization; and (iv) furnishing (either separately or on an integrated basis with other reports sent to a shareholder by a Service Organization) monthly and year-end statements and confirmations of purchases, exchanges and redemptions.

Pursuant to the Cash Management Shareholder Services Plan, each of the Funds may also enter into agreements with Service Organizations requiring them to provide support services to their shareholders who beneficially own Cash Management Shares, in consideration of a total of 0.50% (on an annualized basis) of the average NAV of the Cash Management Shares held by the Service Organization for the benefit of their shareholders. An initial 0.10% (on an annualized basis) of the average daily NAV of such Shares will be paid to Service Organizations for providing administrative services which may include the services provided for Administration Shares as described above. Another 0.25% (on an annual basis) of the average daily NAV of such Shares will be paid to Service Organizations for providing services which may include the services provided for Dollar Shares as described in sub-sections (iii) through (xi) above. Another 0.05% (on an annualized basis) of the average daily NAV of such Shares will be paid to Service Organizations for providing Sweep/Allocation Services provided for Cash Reserve Shares as described above. Another 0.10% (on an annualized basis) of the average daily NAV of such Shares will be paid to Service Organizations for providing the sweep marketing services which may include (i): marketing and activities, including direct mail promotions, that promote the Sweep/Allocation Services, (ii) expenditures for other similar marketing support such as for telephone facilities and in-house telemarketing, (iii) distribution of literature promoting Sweep/Allocation Services, (iv) travel, equipment, printing, delivery and mailing costs and overhead and other office expenses attributable to the marketing of the Sweep/Allocation Services.

Pursuant to the Select Shares and Private Client Shares Distribution (12b-1) Plans, each Fund will be subject to a distribution fee payable pursuant to their Distribution Plans and related Agreements which will not exceed 0.35% of the average daily NAV of such shares held by Service Organizations for the benefit of their customers. Sales and distribution services provided by Service Organizations under the applicable Distribution Plan and related Agreement may include reasonable assistance in connection with the distribution of such shares to shareholders as requested from time to time by the distributor, which assistance may include forwarding sales literature and advertising provided by the distributor for Customers.

Select Shares and Private Client Shares will also be subject to a fee payable pursuant to their respective Shareholder Service Plan and related Agreement which will not exceed 0.50% (on an annualized basis) of the average daily NAV of a particular Fund’s Select Shares or Private Client Shares held by Service Organizations for the benefit of their customers. An initial 0.10% (on an annualized basis) of the average daily NAV of such Shares will be paid to Service Organizations for providing administrative services which may include the services provided for Administration Shares as described above. Another 0.25% (on an annualized basis) of the average daily NAV of such Shares will be paid to Service Organizations for providing services which may include the services provided for Dollar Shares as described in sections (iii) through (xi) above. Another 0.05% (on an annualized basis) of the average daily NAV of such Shares will be paid to Service Organizations for providing Sweep/Allocation Services provided for Cash Reserve Shares as described above. Another 0.10% (on an annualized basis) of the average daily NAV of such Shares will be paid to Service Organizations for providing services which may include: (i) marketing activities, including direct mail promotions, that promote the Sweep/Allocation Services, (ii) expenditures for other similar marketing support such as for telephone facilities and in-house telemarketing, (iii) distribution of literature promoting Sweep/Allocation Services, (iv) travel, equipment, printing, delivery and mailing costs and other office expenses attributable to the marketing of the Sweep/Allocation Services.

With respect to the Select Shares and Private Client Shares, through February 28, 2027, BRIL has contractually agreed to waive all or a portion of the fees to which it is entitled under the Distribution Plan and Service Organizations have contractually agreed to waive all or a portion of the fees to which they are entitled under the Distribution Plan and the Shareholder Services Plan and related Agreement so that after such waivers, the maximum net annual fund ordinary operating expense ratios do not exceed (i) 1.00% of the average daily net assets of each Fund for Select Shares and (ii) 0.68% of the average daily net assets of each Fund for Private Client Shares. The agreement renews automatically for successive one year periods and may be terminated by any party upon written notice 75 days prior to the commencement of a successive one year period.

The Board has approved the Trust’s arrangements with Service Organizations based on information provided to the Board that there is a reasonable likelihood that the arrangements will benefit the class of shares of the Fund charged with such fees and its shareholders. Any material amendment to the Trust’s arrangements with Service Organizations must be made in a manner approved by a majority of the Board (including a majority of the disinterested Trustees), and any amendment to increase materially the costs under the Distribution Plan (12b-1 Plan) of the Select Shares, or Private Client Shares must be approved by the holders of a majority as defined in the 1940 Act of the applicable outstanding shares. So long as the Trust’s arrangements with Service Organizations are in effect, the selection and nomination of the members of the Board who are not “interested persons” (as defined in the 1940 Act) of the Trust will be committed to the discretion of such Independent Trustees.

The Manager, BRIL, and/or their affiliates may pay additional compensation, from time to time, out of their assets and not as an additional charge to the Funds, to selected Service Organizations and other persons in connection with providing services to shareholders of the Trust. See “Miscellaneous — Other Information” below.

The following chart provides information with respect to the fees paid to, and waived or foregone by, Service Organizations during the fiscal year ended October 31, 2025. A portion of the fees collected by Service Organizations were paid to affiliates for providing shareholder servicing activities to the Funds’ share classes.

Fund/Share Class*	Total Shareholder Servicing Fees	Total Distribution (12b-1) Fees	Shareholder Servicing Fees Waived or Foregone By	Distribution (12b-1) Fees Waived

TempCash / Capital	$791	—	$14	—

TempCash / Dollar	$76,415	—	$31,315	—

BlackRock Select Treasury Based Liquidity Fund / Administration	$30,314	—	—	—

BlackRock Select Treasury Based Liquidity Fund / Cash Management	$37,790	—	—	—

BlackRock Select Treasury Based Liquidity Fund / Dollar	$36,319	—	$131	—

FedFund / Administration	$7,662,333	—		—

FedFund / Capital	$160,809	—	$965	—

FedFund / Cash Management	$3,312,935	—	$22,604	—

FedFund / Cash Reserve	$17,375,695	—	—	—

FedFund / Dollar	$10,649,145	—	—	—

FedFund / Private Client	$853	$597	—	$580

FedFund / Select	$2,039,674	$1,427,772	—	$81,473

T-Fund / Administration	$5,434,492	—	—	—

T-Fund / Capital	$173,970	—	—	—

Fund/Share Class*	Total Shareholder Servicing Fees	Total Distribution (12b-1) Fees	Shareholder Servicing Fees Waived or Foregone By	Distribution (12b-1) Fees Waived

T-Fund / Cash Management	$5,387,151	—	$9,347	—

T-Fund / Cash Reserve	$240,582	—	$842	—

T-Fund / Dollar	$3,475,223	—	—	—

T-Fund / Select	$101,620	$71,134	—	$4,065

Treasury Trust Fund / Administration	$918,526	—	$15,383	—

Treasury Trust Fund / Capital	$754,665	—	—	—

Treasury Trust Fund / Cash Management	$34,203	—	—	—

Treasury Trust Fund / Cash Reserve	$406,011	—	—	—

Treasury Trust Fund / Dollar	$9,205,176	—	$359,937	—

Treasury Trust Fund / Select	$1,320,979	$924,685	—	$52,823

*	Share classes that had no shares outstanding throughout the fiscal year ended October 31, 2025 or that otherwise paid no fees to Service Organizations have been excluded from the chart.

Expenses

A Fund’s expenses include taxes, interest, fees and salaries of the Trust’s Trustees and officers who are not trustees, officers (except the Chief Compliance Officer) or employees of the Trust’s service contractors, SEC fees, state securities registration fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders, advisory and administration fees, charges of the custodian and of the transfer and dividend disbursing agent, Service Organization fees, costs of the Funds’ computer access program, certain insurance premiums, outside auditing and legal expenses, costs of shareholder reports and shareholder meetings and any extraordinary expenses. A Fund also pays for brokerage fees and commissions (if any) in connection with the purchase and sale of portfolio securities.

ADDITIONAL INFORMATION CONCERNING TAXES

Each Fund intends to continue to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code of 1986, as amended (“Code”), and to distribute all, or substantially all, of its income each year, so that the Fund itself generally will be relieved of federal income and excise taxes. To qualify for treatment as a regulated investment company, it must generally meet three tests each taxable year.

First, each Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership.

Second, generally, at the close of each quarter of its taxable year, at least 50% of the value of each Fund’s assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies and securities of other issuers (as to each of which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of each Fund’s total assets may be invested in the securities of (1) any one issuer (other than U.S. Government securities and securities of other regulated investment companies), (2) two or more issuers that the Fund controls and which are engaged in the same, similar or related trades or businesses, or (3) one or more qualified publicly traded partnerships.

Third, each Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) and 90% of its net tax-exempt income, if any, for the year.

Each Fund intends to comply with these requirements. If a Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company. If for any taxable year a Fund were to fail to qualify as a regulated investment company notwithstanding the availability of certain relief provisions, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, taxable shareholders would recognize dividend income on distributions to the extent of the Fund’s current and accumulated earnings and profits and corporate shareholders could be eligible for the dividends-received deduction. Additionally, MuniCash would no longer be eligible to pay “exempt-interest dividends” to its shareholders.

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute with respect to each calendar year at least 98% of its ordinary taxable income for the calendar year and at least 98.2% of its capital gain net income (excess of net long-term capital gains over net short-term capital losses) for the one year period ending October 31 of such calendar year and 100% of any such amounts that were not distributed in the prior year. While each Fund intends to distribute its income and capital gains in the manner necessary to avoid imposition of the 4% excise tax, there can be no assurance that a sufficient amount of the Fund’s taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, a Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

The Funds may invest in debt securities that are issued at a discount or provide for deferred interest. Even though a Fund receives no actual interest payments on these securities, it will be deemed to receive income equal, generally, to a portion of the excess of the face value of the securities over their issue price (“original issue discount”) each year that the securities are held. Since the income earned by a Fund in a taxable year from such investments may not be represented by cash income, the Fund may have to dispose of securities that it might otherwise have continued to hold, or may have to borrow, to generate cash to satisfy its distribution requirements.

Interest and gain received by a Fund in connection with an investment in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. Imposition of such taxes will reduce the return of the affected Fund.

Although each Fund expects to qualify as a “regulated investment company” and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which agents or independent contractors are located, in which it is otherwise deemed to be conducting business or from which it is deriving income or otherwise has established a taxable nexus, a Fund may be subject to the tax laws of such states or localities, which may or may not be based on net income and, if based on net income, may not conform to federal income tax principles.

Dividends paid by a Fund from its ordinary income or from an excess of net short-term capital gain over net long-term capital loss (together referred to hereafter as “ordinary income dividends”) and reported as capital gain dividends are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gain over net short-term capital loss (“capital gain dividends”) are taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has owned Fund shares. Distributions paid by a Fund that are reported as exempt-interest dividends will not be subject to regular federal income tax. Exempt-interest dividends are included, however, in determining the portion of a shareholder’s social security benefits and railroad retirement benefits that are subject to federal income taxes. Funds that invest in tax-exempt securities may at times buy such securities at a discount to their original issue price or, for securities issued with original issue discount, their revised issue price. For federal income tax purposes and for certain state and local personal income taxes, all or a portion of such discount may be treated as “market discount,” which is taxable as ordinary income (without regard to the exempt nature of the security) either when the security is disposed of at a gain or, if the particular Fund so elects, over the remaining term of the security. Market discount income is characterized as ordinary taxable income when distributed as a dividend to shareholders. Certain dividend income and long-term capital gain are eligible for taxation at a reduced rate that applies to non-corporate shareholders. Under these rules, the portion of ordinary income dividends constituting “qualified dividend income” when paid by a registered investment company to a non-corporate shareholder may be taxable to such shareholder at long-term capital gain rates provided the shareholder has held the shares on which the dividend was paid for at least 61 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become ex-dividend with respect to such dividend (or, in the case of certain accumulated dividends with respect to preferred stocks, the shareholder has held the shares on which the dividend was paid for at least 91 days during the 181-day period that begins on the date that is 90 days before the date on which the shares become ex-dividend with respect to such dividend). However, to the extent a Fund’s distributions are derived from income on debt securities and short-term capital gains, such distributions will not constitute “qualified dividend income.” Thus, ordinary income dividends paid by the Funds generally will not be eligible for taxation at the reduced rate.

In general, any loss upon the sale or exchange of Fund shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to the shares; to the extent not disallowed, such loss will be treated as long-term capital loss to the extent of any capital gain dividends received with respect to the shares. Such loss will be allowed, however, in the case of shares in a Fund that declares exempt-interest dividends daily in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends at least monthly. Distributions in excess of a Fund’s earnings and profits will first reduce the shareholder’s adjusted tax basis in the shareholder’s shares and any amount in excess of such basis will constitute capital gains to such shareholder (assuming the shares are held as a capital asset). Long-term capital gains (that is, gains from a sale or exchange of capital assets held for more than one year) are generally taxed at preferential rates to non-corporate taxpayers. Each Fund will furnish its shareholders with a written statement reporting the amounts of its dividends paid during the year that qualify as capital gain dividends or exempt-interest dividends, as applicable, as well as the portion of an exempt-interest dividend that constitutes an item of tax preference, as discussed below.

Ordinary income and capital gain dividends are taxable to shareholders even if they are reinvested in additional shares of a Fund. Distributions by a Fund, whether from ordinary income or capital gains, generally will not be eligible for the dividends received deduction allowed to corporations under the Code. If a Fund pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

Because each Institutional Fund offers and redeems its shares using a floating NAV, a redeeming shareholder may realize gains and losses because of differences between the NAV at which shares are acquired and the NAV at which shares are redeemed. Ordinarily, any gains and losses realized would have to be accounted for separately.

Any loss upon the sale, redemption, exchange, or other disposition of Fund shares held for six months or less (to the extent not disallowed under the rules discussed above) will generally be treated as long-term capital loss to the extent of any capital gain dividends received with respect to the shares. A shareholder in a money market fund (whether or not it has a floating NAV) may elect to adopt a simplified, aggregate accounting method under which gains and losses can be netted based on the shareholder’s taxable year rather than reported separately. Because shares of BlackRock Select Treasury Based Liquidity Fund may be transferred in peer-to-peer transactions, a shareholder disposing of such shares via peer-to-peer transaction may realize gains and losses generally due to differences between the price at which shares were acquired and the price at which shares are transferred. Such realized gains and losses generally would be accounted for separately unless the shareholder adopted the simplified, aggregate accounting method. Shareholders are urged to consult their tax advisors before deciding to adopt such accounting method.

If any Institutional Fund imposes a mandatory or discretionary liquidity fee on share redemptions, the amount that would ordinarily be payable to a redeeming shareholder of the Fund will be reduced, consequently reducing the amount of gain, or increasing the amount of loss, that would otherwise be reportable for income tax purposes. A mandatory liquidity fee or discretionary liquidity fee cannot be separately claimed as a deduction.

Any such mandatory or discretionary liquidity fee will constitute an asset of the imposing Fund and will serve to benefit non-redeeming shareholders. If such fees were distributed to non-redeeming shareholders, the tax treatment would be similar to the tax treatment of distributions described in this section. Such fees may raise a Fund’s NAV, increasing the taxable income or reducing the deductible losses of shareholders that redeem their shares at a later time when such fees are not being charged. If a Fund receives mandatory or discretionary liquidity fees, it will consider the appropriate tax treatment of such fees to the Fund at such time. However, due to a lack of guidance, the tax consequences of such liquidity fees to the Fund and the shareholders is unclear and may differ from that described in this section.

Should a negative interest rate scenario ever occur that causes a Government Fund to have a negative gross yield, the fund may account for the negative gross yield by either using a floating NAV or a reverse distribution mechanism that seeks to maintain a stable NAV of the fund by cancelling shareholders’ shares in the amount of the negative gross yield. Under a reverse distribution mechanism, shareholders in a fund would observe a stable share price but a declining number of shares for their investment. After a cancellation of shares, the basis of eliminated shares would be added to the basis of shareholders’ remaining fund shares, and any shareholders disposing of shares at that time may recognize a capital loss. Dividends, including dividends reinvested in additional shares of a fund, will nonetheless be fully taxable, even if the number of shares in shareholders’ accounts has been reduced as described above. However, due to a lack of guidance regarding the cancellation of shares, the tax consequences of such cancellation of shares to the Fund and the shareholders is unclear and may differ from that described in this section.

Under certain provisions of the Code, some shareholders may be subject to a 24% withholding tax on ordinary income dividends, capital gain dividends and redemption amounts (“backup withholding”). Backup withholding could be required on distributions paid by MuniCash if the Fund does not reasonably estimate that at least 95% of its distributions during the taxable year are comprised of exempt-interest dividends. Generally, shareholders subject to backup withholding will be non-corporate shareholders that do not have certified taxpayer identification numbers on file with a Fund or that, to a Fund’s knowledge, have furnished incorrect numbers. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that the investor is not otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amount withheld generally may be allowed as a refund or a credit against a shareholder’s federal income tax liability provided that the required information is timely provided to the IRS.

If a shareholder recognizes a loss with respect to a Fund’s shares of at least $2 million in any single taxable year or $4 million in any combination of taxable years for an individual shareholder or $10 million in any single taxable year or $20 million in any combination of taxable years for a corporate shareholder, the shareholder must file a disclosure statement on Form 8886 with the IRS. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a registered investment company are not exempted. That a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

A 3.8% Medicare tax is imposed on the net investment income (which includes, but is not limited to, interest, dividends and net gain from investments) of U.S. individuals with income exceeding $200,000, or $250,000 if married filing jointly, and of trusts and estates. Net investment income does not include exempt-interest dividends received from a Fund.

Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities (other than pass-through entities to the extent owned by U.S. persons) will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning applicability of the United States withholding tax. Capital gain dividends paid to shareholders that are nonresident aliens or foreign entities, if and to the extent properly reported as capital gains dividends, generally will not be subject to 30% withholding tax, unless certain exceptions apply. Dividends derived by a regulated investment company from short-term capital gains and qualified net interest income (including income from original issue discount and market discount) and paid to stockholders who are nonresident aliens and foreign entities, if and to the extent properly reported as “interest-related dividends” or “short-term capital gain dividends,” respectively, generally will not be subject to U.S. withholding tax. Where possible, each Fund intends to report distributions in this manner. However, depending on its circumstances, a Fund may report all, some or none of its potentially eligible dividends as interest-related dividends or as short-term capital gain dividends, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN (in the case of individuals), W-8BEN-E (in the case of entities) or substitute form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports the payment as an interest-related dividend or short-term capital gain dividend. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts. It is not possible to predict what portion, if any, of a Fund’s distributions will be reported as consisting of qualified short-term gain or qualified net interest income exempt from withholding in the hands of nonresident and foreign shareholders.

Separately, a 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid to (i) certain foreign financial institutions and investment funds, and (ii) certain other foreign entities. To avoid withholding, foreign financial institutions and investment funds will generally either need to (a) collect and report to the IRS detailed information identifying their U.S. accounts and U.S. account holders, comply with due diligence procedures for identifying U.S. accounts and withhold tax on certain payments made to noncomplying foreign entities and account holders or (b) if an intergovernmental agreement is entered into and implementing legislation is adopted, comply with the agreement and legislation. Other foreign entities will generally either need to provide detailed information identifying each substantial U.S. owner or certify there are no such owners.

Ordinary income and capital gain dividends paid by the Funds may also be subject to state and local taxes. However, certain states and localities exempt from taxation dividends paid by registered investment companies that are derived from interest on United States Treasury obligations. State and local law varies as to whether dividend income attributable to United States Treasury obligations is exempt from income tax.

The following is applicable to MuniCash only:

For the Fund to pay tax-exempt dividends for any taxable year, at least 50% of the aggregate value of the Fund’s assets at the close of each quarter of the Fund’s taxable year must consist of securities whose interest is excluded from gross income under Section 103(a) of the Code or otherwise tax-exempt interest, such as obligations of the United States or its agencies or instrumentalities. In purchasing exempt securities, the Fund intends to rely on opinions of bond counsel or counsel to the issuers for each issue as to the excludability of interest on such obligations from gross income for federal income tax purposes and taxable income for state and local tax personal income purposes. The Fund will not undertake independent investigations concerning the tax-exempt status of such obligations, nor does it guarantee or represent that bond counsels’ opinions are correct. Bond counsels’ opinions will generally be based in part upon covenants by the issuers and related parties regarding continuing compliance with federal tax requirements. Tax laws not only limit the purposes for which tax-exempt bonds may be issued and the supply of such bonds, but also contain numerous and complex requirements that must be satisfied on a continuing basis in order for bonds to be and remain tax-exempt. If the issuer of a bond or a user of a bond-financed facility fails to comply with such requirements at any time, interest on the bond could become taxable, retroactive to the date the obligation was issued. In that event, a portion of the Fund’s distributions attributable to interest the Fund received on such bond for the current year and for prior years could be characterized or recharacterized as taxable income. If the Fund satisfies the applicable requirements, dividends paid by the Fund which are attributable to tax exempt interest on exempt securities and reported by the Fund as exempt-interest dividends in a written statement furnished to its shareholders may be treated by shareholders as items of interest excludable from their gross income under Section 103(a) of the Code or otherwise exempt. The percentage of total dividends paid by the Fund with respect to any taxable year which qualifies as exempt-interest dividends for federal income tax purposes will be the same for all shareholders receiving dividends from the Fund with respect to such year.

Shares of the Fund may not be an appropriate investment for entities that are “substantial users” of facilities financed by “private activity bonds” or “related persons” thereof. “Substantial user” is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his or her trade or business and (i) whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, (ii) who occupies more than 5% of the usable area of such facilities or (iii) for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. “Related persons” include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

Future legislation, regulations, rulings or court decisions may cause interest on municipal obligations to be subject, directly or indirectly, to federal income taxation or may cause interest on municipal obligations that are presently exempt from state and local taxation to be subject to state or local income taxation, or the value of such municipal obligations to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.

* * *

The foregoing is only a summary of some of the tax considerations generally affecting the Funds and their shareholders that are not described in the prospectuses. Investors are urged to consult their tax advisors with specific reference to their own tax situation.

DIVIDENDS

General

Each Fund declares dividends daily and distributes substantially all of its net investment income to shareholders monthly. Shares (other than Premier Shares) normally begin accruing dividends on the business day the purchase order for the shares is effected and continue to accrue dividends through the day before such shares are redeemed. If your Financial Intermediary elects to settle trades on the next business day after an order is placed through the NSCC Fund/SERV trading platform, Premier Shares normally begin accruing dividends on the second business day following the day on which the purchase order for the shares is effected and continue to accrue dividends through the business day following the day such shares are redeemed. If your Financial Intermediary elects to settle trades on the second business day after an order is placed through the NSCC Fund/SERV trading platform, Premier Shares normally begin accruing dividends on the third business day following the day on which the purchase order for the shares is effected and continue to accrue dividends through the second business day following the day such shares are redeemed. Unless they are reinvested, dividends are paid monthly.

Each Fund’s net investment income for dividend purposes consists of (i) interest accrued and original issue discount earned on that Fund’s assets, (ii) plus the amortization of market discount and minus the amortization of market premium on such assets and (iii) less accrued expenses directly attributable to that Fund and the general expenses (e.g., legal, accounting and Trustees’ fees) of the Trust prorated to such Fund on the basis of its relative net assets. Any realized short-term capital gains may also be distributed as dividends to Fund shareholders. In addition, a Fund’s Administration Shares, Capital Shares, Cash Management Shares, Cash Reserve Shares, Dollar Shares, Private Client Shares and/or Select Shares bear exclusively the expense of fees paid to Service Organizations. (See “Management of the Funds — Service Organizations.”)

As stated, the Trust uses its best efforts to maintain the NAV per share of each Government Fund at $1.00. As a result of a significant expense or realized or unrealized loss incurred by any Government Fund, it is possible that a Government Fund’s NAV per share may fall below $1.00.

ADDITIONAL DESCRIPTION CONCERNING SHARES

The Trust was organized as a Delaware statutory trust on October 21, 1998. The Trust’s Declaration of Trust authorizes the Board to issue an unlimited number of full and fractional shares of beneficial interest in the Trust and to classify or reclassify any unissued shares into one or more series of shares. Pursuant to such authority, the Board has authorized the issuance of six series of shares designated as TempCash, BlackRock Select Treasury Based Liquidity Fund, FedFund, T-Fund, Treasury Trust Fund and MuniCash. The Board has full power and authority, in its sole discretion, and without obtaining shareholder approval, to divide or combine the shares or any class or series thereof into a greater or lesser number, to classify or reclassify any issued shares or any class or series thereof into one or more classes or series of shares, and to take such other action with respect to the Trust’s shares as the Board may deem desirable.

The Agreement and Declaration of Trust expressly contemplates the issuance of shares in digital cryptographic form as Tokens or similar digital embodiments, in each case existing on a blockchain-based computing platform or blockchain-based operating system (which may be open source or closed source, public or private, permissioned or permissionless, distributed or centralized). In the case of OnChain Shares, shares of the Fund are issued as tokens and will be authenticated and recorded on a distributed ledger or blockchain. Each token will constitute a share or unit of beneficial interest in the Fund, entitling its holder, among other rights, to a share of the Fund’s net investment income and, upon dissolution of the Fund, its net capital proceeds.

The Agreement and Declaration of Trust requires the Trust to maintain a register which may be in the form of any information storage device, method, or one or more electronic networks, databases or ledgers (including one or more distributed electronic networks, databases or ledgers) or such open source or closed source, public or private, permissioned or permissionless, distributed or centralized, blockchain-based computing platforms and operating systems, including those featuring smart contract functionality (or any combination of any of the foregoing). Such register shall contain (either in one medium or any combination of any of the foregoing media) the names and addresses of the shareholders of each class, the number of shares of that class held by each of them respectively and a record of all transfers thereof. As to shares for which no certificate has been issued, such register shall be conclusive as to who are the holders of the shares and who shall be entitled to receive dividends or other distributions or otherwise to exercise or enjoy the rights of shareholders. In the case of OnChain Shares, the blockchain forms part of the register of the Trust and, together with an off-chain record associating wallet addresses with shareholder personal identifying information, is conclusive as to the identity of holders of OnChain Shares and as to the number of OnChain Shares held by each shareholder.

The Agreement and Declaration of Trust authorizes the Trustees without shareholder approval to cause the Trust to merge or to consolidate with any corporation, association, trust or other organization in order to change the form of organization and/or domicile of the Trust or to sell or exchange all or substantially all of the assets of the Trust, or any series or class thereof, in dissolution of the Trust, or any series or class thereof. The Agreement and Declaration of Trust permits the termination of the Trust or of any series or class of the Trust by the Trustees without shareholder approval. The Declaration of Trust further authorizes the Trustees to classify or reclassify any series of shares into one or more classes.

The Trust does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. Upon the written request of shareholders of a Fund owning at least 25% of the Fund’s shares, the Trust will call for a meeting of shareholders of such Fund to consider the removal of one or more Trustees and certain other matters. To the extent required by law, the Trust will assist in shareholder communication in such matters.

Holders of shares in a Fund of the Trust will vote in the aggregate and not by class or sub-class on all matters, except as described above, and except that each Fund’s Administration, Capital, Cash Management, Cash Reserve, Dollar, Private Client and Select Shares, as described in “Service Organizations” above, shall be entitled to vote on matters submitted to a vote of shareholders pertaining to that Fund’s arrangements with its Service Organizations. Further, shareholders of each of the Funds will vote in the aggregate and not by Fund except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interests of the shareholders of a particular Fund. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio. However, the Rule also provides that the ratification of the selection of independent accountants, the approval of principal underwriting contracts, and the election of Trustees are not subject to the separate voting requirements and may be effectively acted upon by shareholders of the investment company voting without regard to portfolio.

Notwithstanding any provision of Delaware law requiring a greater vote of shares of the Trust’s shares of beneficial interest (or of any class voting as a class) in connection with any Trust action, unless otherwise provided by law (for example by Rule 18f-2 discussed above) or by the Trust’s Charter, the Trust may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of beneficial interest voting without regard to class (or portfolio).

COUNSEL

Ropes & Gray LLP, with offices at 1211 Avenue of the Americas, New York, New York 10036, serves as counsel to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, with offices at 115 Federal Street, Boston, Massachusetts 02110, serves as the Funds’ independent registered public accounting firm.

FINANCIAL STATEMENTS

The audited financial statements, financial highlights and notes thereto in the Trust’s Annual Financial Statements and Additional Information for the fiscal year ended October 31, 2025, as filed with the SEC on Form N-CSR (the “2025 Annual Financial Statements”), are incorporated in this SAI by reference. No other parts of the 2025 Annual Financial Statements are incorporated by reference herein. The 2025 Annual Financial Statements have been audited by Deloitte & Touche LLP. The report of Deloitte & Touche LLP is incorporated herein by reference. Such 2025 Annual Financial Statements have been incorporated herein in reliance upon the report of such firm given their authority as experts in accounting and auditing. Additional copies of the annual and semi-annual reports to shareholders and the Fund’s Annual and Semi-Annual Financial Statements may be obtained at no charge by telephoning the Fund at the telephone number appearing on the front page of this SAI.

MISCELLANEOUS

Proxy Voting Policies and Procedures

The Board has delegated the voting of proxies for the Funds’ securities to the Manager pursuant to the Open-End Active and Fixed Income Index Fund Proxy Voting Policy (the “Active Fund Proxy Voting Policy”).

With respect to the Funds, the Manager has adopted the BlackRock Active Investment Stewardship—Global Engagement and Voting Guidelines (the “BAIS Guidelines”).

If a Fund invests in an underlying fund managed by BlackRock, the Fund will use its proxy voting policy when voting on proxies for the underlying fund while the underlying fund will use its proxy voting policy when voting proxies on investments the underlying fund holds. Therefore, the Fund may use the Active Fund Proxy Voting Policy while an underlying fund may use the Index Equity Fund Proxy Voting Policy, and the opposite is also true.

Copies of the Active Fund Proxy Voting Policy and the BAIS Guidelines are attached as Appendix B to this SAI. Only those guidelines that are applicable to a particular Fund pursuant to the Active Fund Proxy Voting Policy are considered to form a part of the Fund’s SAI.

Information on how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com/proxyrecords and (ii) on the Commission’s website at http://www.sec.gov.

Additional Payments by BlackRock

From time to time, BlackRock, BRIL and/or their affiliates (referred to in this section collectively as “BlackRock”) may compensate Service Organizations for the sale and distribution of shares of a Fund, for services to a Fund and its shareholders and/or for data provision or technology support. A Service Organization may perform these obligations itself or may arrange for a third party to perform them. BlackRock may also make payments to Service Organizations as part of an effort to enhance its business relationship with such entities trading on technology platforms. These payments, which are not made pursuant to a Plan or otherwise paid by a Fund, are referred to as “Additional Payments” herein.

Additional Payments are made from BlackRock’s own assets (which may come directly or indirectly from fees paid by a Fund to BlackRock for various services, such as investment advisory services). These payments are not an additional charge to a Fund or its shareholders and do not change the price paid by shareholders for the purchase of a Fund’s shares or the amount a Fund receives as proceeds from such purchases. Additional Payments made to Service Organizations are in addition to any distribution or shareholder servicing fees paid under any Plan of any Fund, any sales charges, commissions or other concessions described in the prospectuses or this SAI, and any administrative, networking, recordkeeping, sub-transfer agency or sub-accounting fees payable by a Fund. Pursuant to applicable FINRA regulations, the details of certain of these payments, including the Service Organizations receiving such payments in connection with the sale and distribution of Fund shares, are required to be disclosed. While FINRA regulations limit the sales charges that shareholders may bear, there are no limits with regard to the amounts that BlackRock may pay out of its own assets.

Additional Payments may be made as a fixed dollar amount, may be based on the number of customer accounts maintained by a Service Organization, may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization involved, or may be calculated on another basis.

BlackRock negotiates Additional Payments with each Service Organization on an individual basis. Additional Payments may be different for different Service Organizations, and some Service Organizations may be paid pursuant to more than one of the calculations described above. Not all Service Organizations receive Additional Payments. Sales-based payments primarily create incentives to make new sales of shares of the Fund, and asset-based payments primarily create incentives to retain previously sold shares of the Fund. The level of payments made to these Service Organizations in any year will vary and may be limited to specific Funds or share classes. In certain cases, these payments may be subject to certain minimum payment levels.

The aggregate amount of Additional Payments made by BlackRock may be substantial and may be significant to certain Service Organizations. The categories of Additional Payments listed below are not mutually exclusive. The same Service Organization, or one or more of its affiliates, may receive payments under more than one category of Additional Payments.

A. Distribution and Marketing Support

Additional Payments may be made by BlackRock for distribution and marketing support activities. These payments may take the form of, among other things, “due diligence” payments for a Service Organization’s examination of a Fund; payments for providing extra employee training and information relating to a Fund; fees for access (in some cases on a preferential basis) to the Service Organization’s registered representatives, salespersons or other personnel, including at sales meetings and conferences; “shelf space” payments for placing the Fund on the Service Organization’s platform(s); “listing” fees for the placing of the Fund on a dealer’s list (which may be a preferred or recommended list) of mutual funds available for purchase by its customers or in certain sales programs from time to time; fees for providing assistance in promoting the sale of the Fund’s shares (which may include promotions in communications with the Service Organization’s customers, registered representatives, salespersons and/or other personnel); payments for the sale of shares and/or the maintenance of share balances; transaction fees (also referred to as “ticket charges”); and payments for infrastructure support. These payments normally will not exceed the sum of (a) 0.25% of such year’s Fund sales by that Service Organization, and (b) 0.21% of the assets attributable to that Service Organization invested in a Fund.

B. Shareholder Services

Many Fund shares are owned or held by Service Organizations for the benefit of their customers. In these situations, a Fund may not maintain accounts in the name of the customers, and Service Organizations may perform some of the functions for these customers’ accounts that the transfer agent would have performed if the accounts had been in the customers’ names on the Fund’s books. Such services include sub-accounting services, shareholder servicing and transaction processing services and are sometimes referred to as “recordkeeping,” “sub-transfer agency,” “sub-accounting,” “networking” and/or “administrative” services. Additional Payments may exceed amounts that would be earned on these assets by the transfer agent for the performance of these or similar services. These Additional Payments made by BlackRock are in addition to any transfer agent, shareholder servicing and transaction processing fees paid by a Fund, as applicable.

C. Data Provision and Technology Support

BlackRock may make Additional Payments to Service Organizations for the provision of certain analytical or other data services relating to the Funds, such as statistical information regarding sales of the Funds, or technology support. Such Additional Payments are generally made as a fixed dollar amount, and not based on assets or sales.

Certain record owners of OnChain Shares are expected to be trust or other accounts maintained by state or federally chartered crypto banks or other financial intermediaries in the crypto ecosystem (“Crypto Intermediaries”). Crypto Intermediaries may provide custody, staking, governance, and settlement services to their customers, who may be payment stablecoin issuers or end-users of payment stablecoins. In consideration of these shareholder services, BlackRock or its affiliates may make payments to one or more Crypto Intermediaries. Any such payments will be made from the assets of BlackRock and/or such affiliates (and not the Fund).

D. Service Organizations Receiving Additional Payments

As of the date of this SAI, the Service Organizations listed below, and, in some cases, certain of the Service Organization’s affiliates, may be receiving one or more types of Additional Payments. This list may change over time, and BlackRock may pay Service Organizations or their affiliates additional types of Additional Payments in the future. Please contact your Service Organization to determine whether it or its affiliate currently may be receiving such payments and to obtain further information regarding any such payments.

&Partners

AccuTech Systems Corporation

ADP Broker-Dealer, Inc.

Advisor Credit Exchange, LLC

Advisor Group, Inc.

AE Wealth Management, LLC

Alight Solutions LLC

Allianz Life Financial Services, LLC

Allianz Life Insurance Company of New York

Allianz Life Insurance Company of North America

Altruist Financial LLC

American Enterprise Investment Services, Inc.

American General Life Insurance Company

American United Life Insurance Company

Annuity Investors Life Insurance Company

Argent Institutional Trust Company

Ascensus Broker Dealer Services, Inc.

Ascensus, Inc.

Atomic Brokerage LLC

Avantax Investment Services, LLC

Bancroft Capital LLC

Bank of America, N.A.

Bank of New York Mellon

Barclays Capital Inc.

Benefit Plans Administrative Services, Inc.

Benefit Trust Company

Beta Capital Securities LLC

BlackRock Advisors, LLC

BMO Capital Markets Corp.

BNP Paribas

BNP Paribas Investment Partners UK Limited

BNY Mellon, N.A.

BofA Securities, Inc.

BOKF, N.A.

Brighthouse Life Insurance Company

Brighthouse Life Insurance Company of NY

Broadridge Business Process Outsourcing, LLC

Brown Brothers Harriman & Co.

Cabrera Capital Markets, LLC

Capital One, N.A.

Cetera Advisor Networks LLC

Cetera Advisors LLC

Cetera Financial Group

Cetera Financial Specialists LLC

Cetera Investment Services LLC

CF Secured, LLC

Charles Schwab & Co., Inc.

Charles Schwab Trust Bank

Chicago Mercantile Exchange Inc.

CIM Investment Management, Inc.

Citco Securities, LLC

CitiBank, National Association

Citigroup Global Markets, Inc.

Citizens Bank

Citizens Business Bank

CME Shareholder Servicing LLC

CMFG Life Insurance Company

Comerica Bank

Commonwealth Financial Network

Computershare Trust Company

Conduent HR Services, LLC

CUSO Financial Services, L.P.

Delaware Life Insurance Company

Delaware Trust Company

Deutsche Bank AG

Deutsche Bank Trust Company Americas

Digital Retirement Solutions, Inc.

Dunham & Associates Investment Counsel, Inc.

Dynasty Financial Partners LLC

Edward D. Jones & Co., L.P.

Empire Fidelity Investments Life Insurance Company

Empower Annuity Insurance Company of America

Empower Financial Services, Inc.

Empower Life & Annuity Insurance Company of New York

Empower Plan Services, LLC

Envestnet Asset Management, Inc.

Equitable Advisors, LLC

Equitable Life Insurance Company

E*trade Savings Bank

Federal Deposit Insurance Corporation

Fidelity Brokerage Services LLC

Fidelity Investments Institutional Operations Company, Inc.

Fidelity Investments Life Insurance Company

Fifth Third Securities, Inc.

First Allied Securities, Inc.

First Command Financial Planning, Inc.

First Hawaiian Bank

First Republic Bank

First Security Benefit Life Insurance and Annuity Company of New York

First Symetra National Life Insurance Company of New York

First-Citizens Bank & Trust Company

FIS Brokerage & Securities Services LLC

FNEX Capital, LLC

Forethought Life Insurance Company

FSC Securities Corporation

Genworth Life and Annuity Insurance Company

Genworth Life Insurance Company of New York

Global Atlantic Distributors, LLC

Goldman Sachs & Co.

Great Pacific Securities, LLC

Guardian Insurance & Annuity Co., Inc.

Hancock Whitney Bank

Hartford Funds Management Company

Hartford Securities Distribution Company, Inc.

Hazeltree Fund Services, Inc.

Hightower Securities, Inc.

Hilltop Securities Inc.

HSBC Bank USA, N.A.

Huntington Securities, Inc.

Institutional Cash Distributors, LLC

Integrity Life Insurance Company

Interactive Brokers, LLC

Investment Trust of California

J.P. Morgan Institutional Investments Inc.

J.P. Morgan Securities LLC

Jefferies LLC

Jefferson National Life Insurance Company

Jefferson National Life Insurance Company of New York

John Hancock Life Insurance Company (U.S.A.)

John Hancock Life Insurance Company of New York

John Hancock Trust Company

JPMorgan Chase Bank, N.A.

Kestra Investment Services, LLC

Lincoln Financial Advisors Corporation

Lincoln Financial Securities Corporation

Lincoln Life & Annuity Company of New York

Lincoln National Life Insurance Company

Lincoln Retirement Services LLC

Lombard International Life Assurance Company

LPL Financial LLC

M&T Securities Inc.

Manufacturers and Traders Trust Company

Massachusetts Mutual Life Insurance Company

Members Life Insurance Company

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Metavante Corporation

Metropolitan Life Insurance Company

Mid Atlantic Clearing & Settlement Corporation

Midland Life Insurance Company

Minnesota Life Insurance Company

Mischler Financial Group

Mizuho Securities USA Inc.

MML Distributors, LLC

MML Investors Services, LLC

Morgan Stanley & Co. LLC

Morgan Stanley Distribution, Inc.

Morgan Stanley Smith Barney LLC

MUFG Union Bank, National Association

Nassau Life Insurance Company

National Financial Services LLC

National Integrity Life Insurance Company

National Life Insurance Company

Nationwide Financial Services, Inc.

Nationwide Fund Distributors LLC

Nationwide Retirement Solutions

NCB Federal Savings Bank

New England Pension Plan Systems, LLC

New York Life Insurance and Annuity Corporation

Newport Retirement Services, Inc.

Northbrook Bank & Trust Company

Northern Trust Company

Northwestern Mutual Investment Services, LLC

Northwestern Mutual Life Insurance Company

NYLife Distributors LLC

Oppenheimer & Co., Inc.

Orion Advisor Services, LLC

Osaic Wealth, Inc.

Pacific Life & Annuity Company

Pacific Life Insurance Company

Pacific Select Distributors, LLC

Park Avenue Securities LLC

Penserra Securities LLC

Pershing LLC

PFPC Inc.

Piper Jaffray & Co.

PNC Bank, National Association

PNC Capital Markets LLC

PNC Investments LLC

Principal Bank

Principal Life Insurance Company

Protective Life and Annuity Insurance Company

Protective Life Insurance Company

Pruco Life Insurance Company

Pruco Life Insurance Company of New Jersey

Prudential Annuities Distributors, Inc.

Prudential Insurance Company of America

Raymond James & Associates, Inc.

Raymond James Financial Services, Inc.

RBC Capital Markets, LLC

Regions Bank

Reliance Trust Company

Reliastar Life Insurance Company

Reliastar Life Insurance Company of New York

RiverSource Distributors, Inc.

RiverSource Life Insurance Co. of New York

RiverSource Life Insurance Company

SagePoint Financial, Inc.

Sammons Retirement Solutions, Inc.

Sanctuary Wealth Group, LLC

Santander Bank, N.A.

Saturna Trust Company

Securities America, Inc.

Securities Finance Trust Company

Security Benefit Life Insurance Company

Security Financial Resources, Inc.

Security Life of Denver Insurance Company

SEI Private Trust Company

SG Americas Securities, LLC

Silicon Valley Bank

Sorrento Pacific Financial LLC

Standard Insurance Company

State Farm Life and Accident Assurance Company

State Farm Life Insurance Company

State Farm VP Management Corp.

State Street Bank and Trust Company

State Street Global Markets, LLC

Stern Brothers & Co.

Stifel, Nicolaus & Company, Incorporated

Summit Brokerage Services, Inc.

SVB Asset Management

Symetra Life Insurance Company

Syntal Capital Partners, LLC

T. Rowe Price Retirement Plan Services, Inc.

Talcott Resolution Life and Annuity Insurance Company

Talcott Resolution Life Insurance Company

TD Ameritrade Clearing, Inc.

TD Ameritrade, Inc.

TD Prime Services (US) LLC

Teachers Insurance and Annuity Association of America

Tigress Financial Partners, LLC

Transamerica Financial Life Insurance Company

Transamerica Life Insurance Company

Treasury Brokerage

Triad Advisors, LLC

Truist Bank

U.S. Bancorp Investments, Inc.

U.S. Bank, National Association

UBATCO & Co.

UBS Financial Services, Inc.

UBS Securities LLC

Ultimus Fund Solutions, LLC

UMB Bank, National Association

United States Life Insurance Company in the City of

New York

VALIC Retirement Services Company

Vanguard Group, Inc.

Vanguard Marketing Corporation

Voya Financial Advisors, Inc.

Voya Financial Partners, LLC

Voya Institutional Plan Services, LLC

Voya Insurance and Annuity Company

Voya Investments Distributor, LLC

Voya Retirement Insurance and Annuity Company

Waddell & Reed, Inc.

Wells Fargo Advisors, LLC

Wells Fargo Advisors Financial Network, LLC

Wells Fargo Bank, N.A.

Wells Fargo Clearing Services, LLC

Wells Fargo Investments, LLC

Wells Fargo Securities, LLC

Wilmington Trust, National Association

Woodbury Financial Services, Inc.

ZB, National Association

E. Sponsorship and Other Incentive Payments and Services

In addition to the Additional Payments described above, BlackRock may contribute to various other incentive arrangements to promote the sale of shares, including hosting proprietary and financially sponsoring Service Organizations’ training and educational seminars, conferences, meetings or events. BlackRock may also pay for the travel, meal, lodging and other expenses of Service Organizations and their salespersons or other personnel in connection with educational and sales promotional programs. This compensation is not included in, and is made in addition to, the Additional Payments described above. These payments may be made directly to the Service Organizations or their affiliates, or to a third party vendor, and may vary depending upon the nature of the event or the relationship and are subject to applicable laws and regulations, including the rules of applicable self-regulatory organizations, such as FINRA. BlackRock may pay Service Organizations additional types of incentive compensation in the future to the extent not prohibited by applicable laws or regulations.

Separately, BlackRock has developed proprietary tools, calculators and related interactive or digital content that is made available through the www.BlackRock.com website at no additional cost to Service Organizations. BlackRock configures these tools and calculators and localizes the content for Service Organizations as part of its customary digital marketing support and promotion of the Funds or other BlackRock funds, iShares ETFs and other exchange-traded products.

F. Conflicts

Additional Payments made by BlackRock to a Service Organization or its affiliates or other incentive arrangements may be an important factor in the Service Organization’s willingness to support the sale of a Fund and/or particular share class through its distribution system or to perform services with respect to such Fund. Additional Payments and other incentive arrangements may also be important factors in the Service Organization’s willingness to recommend the BlackRock Fund complex in general.

BlackRock may be motivated to pay Additional Payments and other incentive compensation to promote the sale of Fund shares to customers of Service Organizations and the retention of those investments by such customers. To the extent Service Organizations sell more shares of a Fund or retain shares of a Fund in their customers’ accounts, BlackRock benefits from the incremental management and other fees paid by the Fund with respect to those assets.

Service Organizations may have financial incentives for recommending a particular Fund, share class or fund complex over another. Service Organizations may charge their customers additional fees in connection with the purchase or redemption of Fund shares or for account-related services which are in addition to the sales and other charges described in the Fund’s prospectuses and this SAI. Such charges may vary among Service Organizations but in all cases will be retained by the Service Organization and will not be remitted to a Fund or BlackRock.

Shareholders should consider whether such incentives exist when evaluating any recommendations from a Service Organization to purchase or sell shares of a Fund and when considering which share class is most appropriate. You should consult with your Service Organization, and review carefully any disclosure by the Service Organization, as to compensation received by it or its affiliates and for more information about the payments described above.

Shareholder Vote

As used in this SAI, a “majority of the outstanding shares” of a Fund or of a particular portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the lesser of (1) 67% of that Fund’s shares (irrespective of class or subclass) or of the portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of that Fund or portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of a Fund (irrespective of class or subclass) or of the portfolio.

Securities Holdings of Brokers

As of October 31, 2025, the value of a Fund’s aggregate holdings, if any, of the securities of each of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents is set forth below:

Regular Broker/Dealer	Debt (D)/Equity (E)	Aggregate Holding ($000)

TempCash

Skandinaviska Enskilda Banken AB	D	$771,241

RBC Capital Markets, LLC	D	$638,818

Handelsbanken Markets Securities, Inc.	D	$464,069

Swedbank Securities US, LLC	D	$168,542

Citigroup Global Markets Inc.	D	$158,718

J.P. Morgan Securities LLC	D	$69,008

Certain Record Holders

To the knowledge of the Trust, the following entities owned of record or beneficially 5% or more of a class of a Fund’s shares as of

[    ], 2026:

Name	Address	Percent

TempCash	[ ]*	[ ]*

BlackRock Select Treasury Based Liquidity Fund	[ ]*	[ ]*

FedFund	[ ]*	[ ]*

T-Fund	[ ]*	[ ]*

Treasury Trust Fund	[ ]*	[ ]*

MuniCash	[ ]*	[ ]*
* To be filed by subsequent amendment.

APPENDIX A

Description of Bond Ratings

A rating is generally assigned to a fixed-income security at the time of issuance by a credit rating agency designated as a nationally recognized statistical rating organization (“NRSRO”) by the SEC. While NRSROs may from time to time revise such ratings, they undertake no obligation to do so, and the ratings given to securities at issuance do not necessarily represent ratings which would be given to these securities on a particular subsequent date.

NRSROs may rate specific investments (e.g., bonds), issuers (e.g., corporations, governments and financial institutions) and/or programs (e.g., commercial paper programs). However, certain types of investments may not be rated by NRSROs, such as certain government/sovereign obligations, US agency securities, commercial paper, time deposits at financial institutions, and derivative instruments such as credit default swaps. For these types of investments, as well as US Treasury securities (some of which are not rated), where a NRSRO has not rated the specific investment but has rated the investment’s issuer, program, financial institution or underlying reference asset, BlackRock Advisors, LLC, BlackRock Fund Advisors or their respective affiliates (“BlackRock”) may consider the investment to have the same NRSRO rating as its issuer, program, financial institution or underlying reference asset, as applicable. In the case of municipal securities, where one NRSRO provides multiple ratings for the same security (e.g., “underlying,” “insured” and/or “enhanced” ratings), BlackRock may consider the security to have the highest of the multiple ratings.

New issue securities (regardless of type) may not be rated by a NRSRO at the time of their initial offering. Preliminary prospectuses or term sheets for new issue securities may include an expected rating for the security (as determined by the underwriter and/or issuer) or a NRSRO rating for the issuer of the security. If applicable, when deciding whether to purchase a new issue security that has not yet been rated by a NRSRO, BlackRock may attribute an expected rating to the security based on: (i) the expected rating of the security set forth in the preliminary prospectus or term sheet for the security; (ii) the NRSRO’s rating for the issuer of the security set forth in the preliminary prospectus or term sheet for the security; or (iii) with respect to asset-backed securities, the rating of a prior issuance having a similar structure or the same sponsor.

Where the investment objective of a fund is to track the performance of an index that includes credit ratings eligibility criteria as part of its index methodology, the fund may purchase any security within the index, such security having been determined by the index provider as meeting its credit ratings eligibility criteria. The credit ratings practices of an index provider may differ from BlackRock’s practices, as described above. Further, the fund may invest, directly or indirectly, in securities that are not rated by a rating agency or securities with a credit rating that differs from the credit rating specified in its index methodology in various circumstances, including where a security is downgraded but not yet removed from an index, following the removal of a security from an index prior to its sale by the fund or as a result of a corporate action or restructuring affecting an issuer of a security held by the fund.

Fixed-income securities which are unrated may expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. Evaluation of these securities is dependent on BlackRock’s judgment, analysis and experience in the evaluation of such securities.

Investors should note that the assignment of a rating to a security by an NRSRO may not reflect the effect of recent developments on the issuer’s ability to make interest and principal payments or on the likelihood of default.

Securities deemed to be high yield are rated below Baa3 by Moody’s and below BBB- by S&P Global Ratings and Fitch.

The descriptions below relate to general long-term and short-term obligations of an issuer.

A Description of Moody’s Investors Service, Inc.’s (“Moody’s”) Global Rating Scales

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Moody’s defines credit risk as the risk that an entity may not meet its contractual financial obligations as they come due and any estimated financial loss in the event of default or impairment. The contractual financial obligations addressed by Moody’s ratings are those that call for, without regard to enforceability, the payment of an ascertainable amount, which may vary based upon standard sources of variation (e.g., floating interest rates), by an ascertainable date. Moody’s rating addresses the issuer’s ability to obtain cash sufficient to service the obligation, and its willingness to pay. Moody’s ratings do not address non-standard sources of variation in the amount of the principal obligation (e.g., equity indexed), absent an express statement to the contrary in a press release accompanying an initial rating. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short-term ratings are assigned for obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Moody’s issues ratings at the issuer level and instrument level on both the long-term scale and the short-term scale. Typically, ratings are made publicly available although private and unpublished ratings may also be assigned.

Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf) to all structured finance ratings. The addition of (sf) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s aspires to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.

Description of Moody’s Global Long-Term Rating Scale

Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Description of Moody’s Global Short-Term Rating Scale

P-1	Ratings of Prime-1 reflect a superior ability to repay short-term obligations.

P-2	Ratings of Prime-2 reflect a strong ability to repay short-term obligations.

P-3	Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody’s U.S. Municipal Short-Term Debt and Demand Obligation Ratings

Description of Moody’s Short-Term Obligation Ratings

Moody’s uses the global short-term Prime rating scale for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.

For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (“MIG”) and Variable Municipal Investment Grade (“VMIG”) scales discussed below.

Moody’s uses the MIG scale for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, Moody’s uses the MIG scale for bond anticipation notes with maturities of up to five years.

MIG Scale

MIG 1	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Demand Obligation Ratings

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned. The components are a long-term rating and a short-term demand obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon-demand feature (“demand feature”) of the VRDO. The short-term demand obligation rating uses the VMIG scale. VMIG ratings with liquidity support use as an input the short-term Counterparty Risk Assessment of the support provider, or the long-term rating of the underlying obligor in the absence of third party liquidity support. Transitions of VMIG ratings of demand obligations with conditional liquidity support differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

Moody’s typically assigns the VMIG short-term demand obligation rating if the frequency of the demand feature is less than every three years. If the frequency of the demand feature is less than three years but the purchase price is payable only with remarketing proceeds, the short-term demand obligation rating is “NR”.

VMIG Scale

VMIG 1	This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2	This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3	This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG	This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of S&P Global Ratings (“S&P”), a Division of S&P Global Inc., Issue Credit Ratings

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. S&P would typically assign a long-term issue credit rating to an obligation with an original maturity of greater than 365 days. However, the ratings S&P assigns to certain instruments may diverge from these guidelines based on market practices. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

•	The likelihood of payment — the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

•	The nature and provisions of the financial obligation, and the promise S&P imputes; and

•

The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Long-Term Issue Credit Ratings*

AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C	An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D	An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

*	Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Short-Term Issue Credit Ratings

A-1	A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B	A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D	A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

Description of S&P’s Municipal Short-Term Note Ratings

An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

•	Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P’s municipal short-term note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

D	‘D’ is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Description of Fitch Ratings’ (“Fitch’s”) Credit Ratings Scales

Fitch Ratings publishes opinions on a variety of scales. The most common of these are credit ratings, but the agency also publishes ratings, scores and other relative opinions relating to financial or operational strength. For example, Fitch also provides specialized ratings of servicers of residential and commercial mortgages, asset managers and funds. In each case, users should refer to the definitions of each individual scale for guidance on the dimensions of risk covered in each assessment.

Fitch’s credit ratings relating to issuers are an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings relating to securities and obligations of an issuer can include a recovery expectation. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. The agency’s credit ratings cover the global spectrum of corporate, sovereign financial, bank, insurance, and public finance entities (including supranational and sub-national entities) and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms investment grade and speculative grade are market conventions and do not imply any recommendation or endorsement of a specific security for investment purposes. Investment grade categories indicate relatively low to moderate credit risk, while ratings in the speculative categories either signal a higher level of credit risk or that a default has already occurred.

For the convenience of investors, Fitch may also include issues relating to a rated issuer that are not and have not been rated on its web page. Such issues are also denoted as ‘NR’.

Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss. For information about the historical performance of ratings please refer to Fitch’s Ratings Transition and Default studies which detail the historical default rates and their meaning. The European Securities and Markets Authority also maintains a central repository of historical default rates.

Fitch’s credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment.

Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation’s documentation).

The primary credit rating scales can be used to provide a rating of privately issued obligations or certain note issuance programs or for private ratings. In this case the rating is not published, but only provided to the issuer or its agents in the form of a rating letter.

The primary credit rating scales may also be used to provide ratings for a more narrow scope, including interest strips and return of principal or in other forms of opinions such as credit opinions or rating assessment services. Credit opinions are either a notch- or category-specific view using the primary rating scale and omit one or more characteristics of a full rating or meet them to a different standard. Credit opinions will be indicated using a lower case letter symbol combined with either an ‘*’ (e.g. ‘bbb+*’) or (cat) suffix to denote the opinion status. Credit opinions will be point-in-time typically but may be monitored if the analytical group believes information will be sufficiently available. Rating assessment services are a notch-specific view using the primary rating scale of how an existing or potential rating may be changed by a given set of hypothetical circumstances. While credit opinions and rating assessment services are point-in-time and are not monitored, they may have a directional watch or outlook assigned, which can signify the trajectory of the credit profile.

Description of Fitch’s Long-Term Corporate Finance Obligations Rating Scales

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bonds ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument. On the contrary, Ratings of debtor-in-possession (“DIP”) obligations incorporate the expectation of full repayment.

The relationship between the issuer scale and obligation scale assumes a generic historical average recovery. Individual obligations can be assigned ratings higher, lower, or the same as that entity’s issuer rating or issuer default rating (“IDR”), based on their relative ranking, relative vulnerability to default or based on explicit Recovery Ratings.

As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating or IDR, except DIP obligation ratings that are not based off an IDR. At the lower end of the ratings scale, Fitch publishes explicit Recovery Ratings in many cases to complement issuer and obligation ratings.

Fitch long-term obligations rating scales are as follows:

AAA	Highest Credit Quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	Very High Credit Quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	High Credit Quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB	Good Credit Quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB	Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B	Highly Speculative. ‘B’ ratings indicate that material credit risk is present.

CCC	Substantial Credit Risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC	Very High Levels of Credit Risk. ‘CC’ ratings indicate very high levels of credit risk.

C	Exceptionally High Levels of Credit Risk. ‘C’ indicates exceptionally high levels of credit risk.

Within rating categories, Fitch may use modifiers. The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories.

For example, the rating category ‘AA’ has three notch-specific rating levels (‘AA+’; ‘AA’; ‘AA–’; each a rating level). Such suffixes are not added to ‘AAA’ ratings and ratings below the ‘CCC’ category. For the short-term rating category of ‘F1’, a ‘+’ may be appended.

Description of Fitch’s Short-Term Ratings Assigned to Issuers and Obligations

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.

Fitch short-term ratings are as follows:

F1	Highest Short-Term Credit Quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good Short-Term Credit Quality. Good intrinsic capacity for timely payment of financial commitments.

F3	Fair Short-Term Credit Quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B	Speculative Short-Term Credit Quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C	High Short-Term Default Risk. Default is a real possibility.

RD	Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D	Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

APPENDIX B

Open-End Active and Fixed Income Index Fund Proxy Voting Policy

Open-End Active and Fixed Income Index Fund Proxy Voting Policy
Procedures Governing Delegation of Proxy Voting to Fund Advisers

Effective Date: January 1, 2025

Applies to the following types of Funds registered under the 1940 Act:

☐	Index Equity Mutual Funds and Exchange-Traded Funds

☒	Open-End Active and Fixed Income Index Mutual Funds and Exchange-Traded Funds

☐	Money Market Funds

☐	Closed-End Funds

☐	Other

Objective and Scope

Set forth below is the Open-End Active and Fixed Income Index Fund Proxy Voting Policy.

Policy / Document Requirements and Statements

The Boards of Trustees/Directors (“Directors”) of certain open-end funds (the “Funds”) advised by BlackRock Fund Advisors or BlackRock Advisors, LLC (“BlackRock”), have the responsibility for the oversight of voting proxies relating to portfolio securities of the Funds, and have determined that it is in the best interests of the Funds and their shareholders to delegate the responsibility to vote proxies to BlackRock, subject to the principles outlined in this Policy, as part of BlackRock’s authority to manage, acquire and dispose of account assets, all as contemplated by the Funds’ respective investment management agreements.

BlackRock has adopted the BlackRock Active Investment Stewardship Global Engagement and Voting Guidelines (as from time to time amended, the “Guidelines”) governing proxy voting by active and fixed income index Funds managed by BlackRock. The Guidelines include “climate and decarbonization” guidelines which apply to the Funds listed in Appendix A, if any.

BlackRock will cast votes on behalf of each of the Funds covered by this policy on specific proxy issues in respect of securities held by each such Fund (or may refrain from voting) in accordance with the Guidelines.

Conflicts Management

BlackRock Active Investment Stewardship (“BAIS”) maintains policies and procedures that seek to prevent undue influence on BlackRock’s proxy voting activity and to mitigate material conflicts of interest in the exercise of proxy voting responsibilities. Potential material conflicts, and the resultant potential for undue influence, might be due to a relationship between the investee company (or any shareholder proponent or dissident shareholder) and BlackRock, BlackRock’s affiliates or employees, or a Fund or a Fund’s affiliates. BlackRock has taken certain steps to mitigate potential conflicts, which are outlined in detail in the Guidelines. In mitigating conflicts, BAIS will adhere to the Guidelines.

In certain instances, BAIS will engage an independent third-party voting service provider to make proxy voting recommendations as a further safeguard to avoid potential conflicts of interest, to satisfy regulatory compliance requirements, or as may be otherwise required by applicable law.

With respect to the relationship between securities lending and proxy voting, shares on loan cannot be voted and BlackRock may determine to recall them for voting, as guided by BlackRock’s fiduciary responsibility to act in clients’ financial interests. The Guidelines set forth BlackRock’s approach to recalling securities on loan in connection with proxy voting.

Reports to the Board

BlackRock will report on an annual basis to the Directors on (1) a summary of the proxy voting process as applicable to the Funds covered by this policy in the preceding year together with a representation that all votes were in accordance with the Guidelines and (2) any material changes to the Guidelines, including material changes to conflicts management practices, that have not previously been reported.

Appendix A

BlackRock U.S. Carbon Transition Readiness ETF

BlackRock World ex U.S. Carbon Transition Readiness ETF

BlackRock Active Investment Stewardship

Global Engagement and Voting Guidelines

Effective as of January 2026

Overview

This document provides high level guidance on how BlackRock Active Investment Stewardship (BAIS) views corporate governance matters that are commonly put to a shareholder vote, or on which investors engage with issuers.1 BAIS works in partnership with BlackRock’s investment teams, excluding index equity2, providing expertise on investment stewardship and engaging with companies alongside and on behalf of those teams when appropriate. The team is responsible for establishing voting guidelines for the active equity platform, providing vote recommendations and operationalizing voting decisions. The guidance informs the voting recommendations BAIS makes to BlackRock’s active portfolio managers. It applies to active equity holdings in BlackRock’s fundamental equity, systematic equity and multi-asset solutions strategies. It also may apply to holdings in BlackRock’s index and active fixed income strategies, to the extent those strategies hold voting securities or conduct issuer engagements. The guidelines are not prescriptive as active portfolio managers have discretion as to how they integrate these guidelines within their investment processes in light of their clients’ or funds’ investment objectives. There are separate, independently developed principles and voting policies that are applied to BlackRock’s index equity investments by a distinct and independent function, BlackRock Investment Stewardship.

[1]

This document includes BAIS’ benchmark policy, which covers nearly all active equity holdings in BlackRock’s fundamental equity, systematic equity and multi-asset solutions strategies. The benchmark policy also may apply to holdings in BlackRock’s index and active fixed income strategies, to the extent those strategies hold voting securities or conduct issuer engagements. This document also includes BAIS’ decarbonization policy, which covers holdings in BlackRock active funds that have climate and decarbonization objectives in addition to financial objectives.

[2]

BlackRock segmented active and index equity investment functions, including stewardship, in January 2025 as part of a strategic initiative to unlock the full breadth of the firm’s active and private markets capabilities for clients. As a result, there are two stewardship teams, which operate independently of one another and have separate voting policies.

Introduction to BlackRock

BlackRock’s mission is to help more people invest better. The money BlackRock manages is not its own — it belongs to BlackRock’s clients, many of whom make their own asset allocation and portfolio construction decisions. As a fiduciary, BlackRock invests on clients’ behalf to help them meet their investment objectives. The firm does this by understanding clients’ long-term investment objectives and offering choice on how and where they wish to invest their money. BlackRock then helps clients seek the best risk-adjusted returns based on those choices, underpinning this work with research, data and analytics.

At BlackRock, investment stewardship is core to our role as an asset manager and a fiduciary to our clients. As stewards of our clients’ assets, we engage with companies to discuss the corporate governance and business practices that, in our experience, support companies in delivering durable, risk-adjusted financial returns over time. We are committed to building strong relationships through constructive, ongoing dialogue with the boards and executive management of the companies in which our clients are invested.

About BlackRock Active Investment Stewardship

BlackRock Active Investment Stewardship (BAIS) is a specialist team within the Portfolio Management Group and manages BlackRock’s stewardship engagement and voting on behalf of clients invested in active strategies globally. BAIS is also responsible for engagement with issuers in index fixed income strategies, where appropriate. Our activities are informed by these Global Engagement and Voting Guidelines (the “Guidelines”) and insights from active investment analysts and portfolio managers, with whom we work closely in engaging companies and voting at shareholder meetings.

Engagement with public companies is the foundation of our approach to stewardship within fundamental active investing.3 Through direct dialogue with company leadership, we seek to understand their businesses and how they manage risks and opportunities to deliver durable, risk-adjusted financial returns. Portfolio managers and stewardship specialists may engage jointly or independently on material corporate governance matters. Our discussions focus on topics relevant to a company’s success over time, including governance and leadership, corporate strategy, capital structure and financial performance, operations and material sustainability-related risks, as well as macro-economic, geopolitical and sector dynamics. We aim to be constructive investors and are generally supportive of management teams that have a track record of financial value creation. We aim to build and maintain strong relationships with company leadership based on open dialogue and mutual respect.

Different active equity strategies may implement these voting guidelines differently, as a result of the latitude each portfolio manager has to make independent voting decisions on their holdings. For example, BAIS will generally vote the holdings in Systematic Active Equity portfolios in accordance with these guidelines. We provide voting recommendations to fundamental equity portfolio managers, who may determine to vote differently based on each portfolio’s investment objectives and strategy.

These guidelines discuss BAIS’ views on corporate governance topics on which we may engage with management teams and board directors4 and on matters that routinely come to a shareholder vote. We recognize that accepted corporate governance norms can differ across markets, and believe these guidelines represent globally applicable elements of governance that support a company’s ability to manage material risks and opportunities and deliver financial returns to investors. Generally, we believe companies should observe accepted corporate governance norms within their local markets or, particularly in markets without well-established norms, aspire to widely recognized international best practices. As one of many minority shareholders, BlackRock cannot – and does not try to – direct a company’s strategy or its implementation. We look to companies to provide disclosures that explain how their approach to corporate governance best aligns with the financial interests of their investors.

Our approach to stewardship within active equities

Voting at a company’s shareholder meeting is a right of share ownership and a core principle of corporate governance. The voting rights attached to clients’ holdings are an important mechanism for investors to express support for, or concern about, a company’s performance. As a fiduciary, BlackRock is legally required to make proxy voting determinations, on behalf of clients who have delegated voting authority to us, in a manner consistent with BlackRock’s contractual arrangements with clients and funds.

[3]

On February 11, 2025, the U.S. Securities and Exchange Commission (SEC) staff issued updated guidance for shareholders to maintain their eligibility to report their beneficial ownership under Schedule 13G of the Exchange Act. We comply fully with these requirements and do not engage with portfolio companies for the purpose, or with the effect, of changing or influencing control of the company.

[4]	References to the board, board directors or non-executive directors should be understood to include supervisory boards and their members, where relevant.

In general, we tend to support the recommendations of the board of directors and management. As indicated below, we may vote against management recommendations when we have concerns about how companies are serving the financial interests of our clients as their shareholders. BAIS takes a globally consistent approach to voting but considers the different corporate governance regulations and norms across markets. Votes are determined on a case-by-case basis, in the context of a company’s situation and the investment mandate we have from clients. Please see page 19 for more information about how we fulfill and oversee our investment stewardship responsibilities for BlackRock’s non-index equity strategies.5

Our approach to stewardship within fixed income

Although fixed income investors do not have the right to vote at shareholder meetings, issuer engagement is a component of fixed income investment strategies at BlackRock, particularly for those with sustainability objectives in addition to financial objectives. Most corporate governance-related fixed income engagements are undertaken in conjunction with the active investment stewardship team, and often active equity investors. In addition to the topics listed below, engagement with fixed income investment teams may help inform an issuer’s approach to structuring specialist issuances and the standard terms and information in bond documentation.

[5]

Non-index equity strategies include active equity holdings in BlackRock’s fundamental equity, systematic equity and multi-asset solutions strategies, as well as holdings in BlackRock’s index and active fixed income strategies, to the extent those strategies hold voting securities or conduct issuer engagements.

Boards of Directors

Roles and responsibilities

There is widespread consensus that the foundation of good corporate governance is an effective board of directors that is able to advise and supervise management in an independent and objective manner.6

We look to the board of directors (hereafter the “board”) to have an oversight role in the establishment and realization of a company’s strategy, purpose and culture. These constructs are interdependent and, when aligned, can better position a company to be resilient in the face of a changing business environment, help reduce the risks of corporate or employee misconduct, and attract and retain the caliber of workers necessary to deliver financial performance over time.

In overseeing the management of the company, the board ensures the necessary resources, policies and procedures are in place to help management meet its strategic objectives within an agreed risk tolerance.

One of the most important responsibilities of the board is to appoint, and remove as necessary, the chief executive officer (“CEO”). In addition, the board plays a meaningful role in monitoring the performance of the CEO and other key executives, determining executive compensation, ensuring a rigorous audit, overseeing strategy execution and risk management and engaging with shareholders, and other stakeholders, as necessary.

Composition and effectiveness

Appointment process

A formal and transparent process for identifying and appointing director candidates is critical to ensuring the board is composed of directors with the appropriate mix of skills and experience. Generally, the board or a sub-committee determines the general criteria given the company’s circumstances (e.g., sector, maturity, geographic footprint) and any additional criteria for a specific role being filled (e.g., financial expertise, industry track record). To inform the process, we encourage companies to review the skills and experience of incumbent directors to identify any gaps and whether the skills and experience of a director candidate would be additive. We welcome disclosures that explain how the board considered different skills and experience to ensure that the directors collectively can be effective in fulfilling their responsibilities. We assess a company’s board composition against that of its peer group and local market requirements.

Shareholders periodically vote to elect directors to serve on the board. We do not prescribe any particular board composition in our engagements or voting but seek to understand how well placed a board is to act in investors’ interests. We may vote against the election of the most senior independent director, or the chair of the relevant committee, where a company has not demonstrated it has an appointment process that results in a high functioning board with the appropriate complement of skills and experience amongst the directors to support strong financial performance over time. We may vote against newly nominated directors who do not seem to have the appropriate skills or experience to contribute to the board’s effectiveness.

Independence

Director independence from management, significant shareholders or other stakeholders (e.g., government or employees) is of paramount importance to the protection of the interests of minority shareholders such as BlackRock’s clients. We consider it good practice for at least half the directors to be independent and free from conflicts of interest or undue influence.7 This also helps to ensure that board committees are composed of a sufficient number of independent directors. Companies domiciled in markets with a higher threshold for board independence should meet those local requirements.

We may vote against the election of non-independent directors if the board does not have a sufficient balance of independence. We may also vote against the election of the chair of the committee responsible for board composition if this is a perennial issue.

[6]	See the Corporate Governance Codes of Germany, Japan, and the UK, as well as the corporate governance principles of the US Business Roundtable as examples.
[7]

Common impediments to independence may include but are not limited to: current or recent employment at the company or a subsidiary; being, or representing, a shareholder with a substantial shareholding in the company; interlocking directorships; lengthy tenure, and having any other interest, business, or other relationship which could, or could reasonably be perceived to, materially interfere with a director’s ability to act in the best interests of the company and shareholders.

Independent board leadership

Practices across markets differ, as do board structures, but we observe two main approaches to independent board leadership. One is a non-executive, independent chair of the board who is responsible for leading the board in the effective exercise of its duties. The other is a lead or senior independent director, who is responsible for coordinating with the other non-executive directors and working closely with the executive chair on the board agenda and other board procedures. In this case, the executive chair and the lead independent director work together to ensure the board is effectively fulfilling its responsibilities. In our view, the independent leader of the board, and/or the chair of a relevant committee, should be available to investors to discuss governance matters such as CEO succession, executive pay, and board performance. We look to boards to explain their board leadership model and how it serves the interests of shareholders.

We may vote against the election of the chair of the committee responsible for board composition if there is not an identified independent leader of the board with clear responsibilities for board performance. We may vote against the most senior independent director if the board has a policy of not engaging with shareholders.

Tenure and succession

In our view, it is good practice for boards to establish the length of time a director would normally be expected to serve, in line with market norms where those exist. We find it helpful when companies disclose their approach to director tenure particularly around the contributions of directors who have served for longer periods than typically provided for under local practice. In our experience, long-serving directors could become less independent given their long-term relationship with management and involvement in past board decisions.

Succession planning for board roles helps achieve the appropriate cadence of turnover that balances renewal through the regular introduction of directors with fresh perspectives and expertise with continuity through the retention of directors with long-term knowledge of the board and company.

In markets where there is not specific director tenure guidance from regulation or corporate governance best practices, we may vote against the election of the chair of the committee responsible for board composition if a company does not clearly disclose its approach to director tenure and board renewal. We may vote against the election of directors who have served for more years than is typical in markets with specific guidance, where the case for their continued service is not evident.

Capacity

To be effective and engaged, directors need to have the time and energy to commit to the role. In our view, an effective board will assess the ability of its members to maintain an appropriate focus on board matters and the company taking into consideration competing responsibilities. We recognize that board leadership roles vary across markets in responsibilities and required time commitment but note that they are generally more intensive than a standard directorship. We will take local norms and practices into consideration when making our voting determinations across markets.

We may vote against the election of directors who do not seem to have sufficient capacity to effectively fulfil their duties to the board and company.

Director elections

Regular election of directors, ideally annually, supports director accountability to shareholders. A classified board structure8 may be justified by a company when it needs consistency and stability during a time of transition, or on the basis of its business model (e.g., a non-operating company such as closed-end funds).

Shareholders should have the opportunity to evaluate nominated directors individually rather than in bundled slates. We look to companies to provide sufficient information on each director standing for election so that shareholders can assess their capabilities and suitability. We will generally not support the election of directors whose names and biographical details have not been disclosed sufficiently in advance of the shareholder meeting.

[8]	A classified board divides the directors into classes with different overlapping terms. As a result, only one class of directors stands for election in any one year.

Each director’s appointment should be dependent on receiving a simple majority of the votes cast at the shareholder meeting. Where a company’s practices differ, we look to the board to provide a detailed explanation as to how its approach best serves investors’ interests.

We may vote for shareholder or management proposals seeking to establish annual election of directors and/or a simple majority vote standard for director elections. We may vote against all the directors standing for election as part of a single slate if we have concerns about the profile or performance of an individual director.

Committees

Many boards establish committees to focus on specific responsibilities of the board such as audit and risk, governance and human capital, and executive compensation, amongst other matters. We do not prescribe to companies what committees they should establish, but we seek to understand the board’s rationale for the committee structure it determines is appropriate. We note that, in some markets, regulation requires such committees. The responsibilities of each committee should be clear, and the board should ensure that all critical matters are assigned either to the full board or to one of the committees. It is helpful to investor understanding when the board discloses the structure, membership, proportion of independent directors, and responsibilities of each committee. The responsibilities we typically see assigned to the three most common committees include:

•

Audit and risk — oversight responsibilities for the integrity of financial reporting, risk management and compliance with legal and regulatory requirements; may also play an oversight role in relation to the internal audit function and whistleblowing mechanisms.

•

Nominating, governance and human capital — oversight responsibilities for corporate governance principles and practices of the company, including the periodic review of board performance; responsibility for succession planning for CEO and key board roles, as well as the director appointment process; may also have oversight responsibilities for human capital management strategies, including corporate culture and purpose.

•

Executive compensation — determines the compensation policies and programs for the CEO and other executive officers, approves annual awards and payments under the policies; may also have oversight responsibilities for firm-wide compensation policies.

We may vote against the election of the chair of the committee or other directors serving as committee members to convey concerns about how a committee has undertaken its responsibilities. We may vote against the election of the most senior non-executive director if there is not a clearly disclosed approach to board committees.

Board and director evaluation

We consider it best practice for companies to conduct an annual review of the performance of the board, the committees, the chair and individual directors. Periodically, this review could be undertaken by an independent third party able to bring objective perspectives to the board on governance and performance. We encourage companies to disclose their approach to and the objectives of evaluations, including any changes made to the board’s approach as a result.

Access to independent advice

To support the directors in effectively fulfilling their duties to the company and shareholders, they should have access to independent advice. In certain circumstances, it may be helpful to boards to retain independent third parties to advise on critical matters. These might include new industry developments such as emergent and disruptive technology, operating events with material consequences for the company’s reputation and/or performance, or significant transactions. Board committees may similarly retain third parties to advise them on specialist matters such as audit, compensation and succession planning.

Executive compensation

Boards play an important role in establishing compensation arrangements that enable the company to recruit, retain and reward the caliber of executive management necessary to lead and operate the company to deliver superior financial returns over time. We focus on alignment between variable pay and a company’s financial performance.

Generally, executive compensation arrangements have four components: base salary, annual bonus that rewards performance against short-term metrics, incentives — most often share-based- that reward performance against long-term metrics, and pensions and benefits. In our observation, base salary, pensions and benefits are largely set relative to market norms and benchmarks. The annual bonus and share-based incentive, or variable pay plans, tend to be tailored to the company, its sector and long-term strategy, as well as the individuals the board is seeking to recruit and motivate.

Recognizing the unique circumstances of each company, we determine whether to support a company’s approach to executive compensation on a case-by-case basis. We rely on companies providing sufficient quantitative and qualitative information in their disclosures to enable shareholders to understand the compensation arrangements and assess the alignment with investors’ interests. Features we look for in compensation arrangements include:

•	Fixed pay components, including base salary, benefits and prerequisites that are appropriate in the context of the company’s size, sector and market.

•	Variable pay subject to performance metrics that are closely linked to the company’s short- and long-term strategic objectives.

•	Long-term incentives that motivate sustained performance across a multi-year period.

•

A balance between fixed and variable pay, short- and long-term incentives, and specific instruments (cash and equity awards) that promotes pay program durability and seldom necessitates one-off, discretionary payments.

•	Pay outcomes that are consistent with the returns to investors over the relevant time period.

•	Board discretion, if allowed within the variable pay arrangements, to be used sparingly, responsibly and transparently.

•

A requirement, that participants in long-term share-based incentive plans build a meaningful shareholding in the company within a defined time period, as determined by the board or relevant board committee.

•	Change of control provisions that appropriately balance the interests of executives and shareholders.

•

Clawback or malus provisions that allow the company to recoup or hold back variable compensation from individuals whose awards were based on fraudulent activities, misstated financial reports, or executive misconduct.

•	Severance arrangements that protect the company’s interests but do not cost more than is contractual.

We may vote against proposals to introduce new share-based incentives, approve existing policies or plans, or approve the compensation report where we do not see alignment between executive compensation arrangements and our clients’ financial interests. When there is not an alternative, or where there have been multi-year issues with compensation misaligned with performance, we may vote against the election of the chair of the responsible committee, or the most senior independent director.

Non-executive director compensation

Companies generally pay non-executive directors an annual retainer or fee in cash, shares or a combination of the two. Some companies also pay additional fees for service on board committees or in board leadership roles. We do not support non-executive directors participating in performance-based incentive plans as doing so may create a conflict of interest and undermine their independence from management, whom they oversee.

Capital structure

Boards are responsible for ensuring senior executive leadership has established a capital strategy that achieves appropriate capital allocation in support of long-term financial resilience.

Where company practices diverge from those set out below, we look for companies to disclose why they view these practices to be aligned with shareholders’ interests. We may vote against management proposals seeking capital-related authorities, or the election of the most senior independent director, if we have concerns about a company’s approach. We may also support a shareholder proposal seeking conversion of shares with differentiated voting rights to a one-share, one-vote standard.

Share issuance

We assess requests for share issuance for particular transactions on a case-by-case basis. We will generally support authorities to issue shares when subject to pre-emptive rights, and up to 20% absent pre-emptive rights. We consider it good practice for companies to seek regular approval of these authorities to allow shareholders to take into consideration how prior authorities were used, as well as the current circumstances of the company and the market environment.

Share buybacks

We assess share buyback proposals in the context of the company’s disclosed capital management strategy and management’s determination of the appropriate balance between investment that supports the long-term growth of the company and returning cash to investors. We also take into consideration the effect of a buyback program on the company’s balance sheet and executive compensation arrangements and the price at which shares are repurchased relative to market price. We consider it good practice for companies to seek regular approval of these authorities to allow shareholders to take into consideration how prior authorities were used, as well as the current circumstances of the company and the market environment.

Dividends

We generally defer to management and the board on dividend policy but may engage to seek further clarification where a proposed dividend appears out of line with the company’s financial position.

Differentiated voting rights

We prefer companies to adopt a one-share, one-vote structure for share classes with the same economic exposure. Certain companies, particularly those new to public markets, could make the case to adopt a differentiated voting rights structure, or dual class stock. In those situations, we encourage companies to evaluate and seek approval for their capital structure on a periodic basis.

Transactions and special situations

We monitor developments in transactions and special situations closely and undertake our own detailed analyses of proposals.

Mergers and acquisitions

We evaluate proposed mergers or acquisitions by assessing the financial outcome for our clients as minority shareholders. Management should provide an assessment of the proposed transaction’s strategic and financial rationale, along with its execution and operational risks. We review each transaction independently based on these factors and the degree to which the transaction enhances shareholder value. The board might consider establishing an ad hoc transaction committee to undertake an independent assessment of a significant merger or acquisition, in advance of making its recommendation to shareholders.

We will vote against transactions that, in our assessment, do not advance our clients’ financial interests.

Anti-takeover defenses

In principle, we do not support companies using anti-takeover defenses, also known as poison pills or shareholder rights plans, as they can entrench management and boards which have not delivered long-term shareholder value. By exception, a poison pill may be supported if its purpose is to delay a takeover that is considered sub-optimal and enable management to seek an improved offer. Similarly, management could make the case to use a poison pill to block a shareholder activism campaign that may be counter to the interests of other investors. Defense mechanisms introduced in these circumstances should be limited in term and threshold, and also be closely monitored by the independent members of the board. We consider it good practice for companies to put to a shareholder vote any mechanisms expected to be in place for more than 12 months.

Shareholder activism

When companies are the focus of an activism campaign, we may communicate with the activist to understand their analysis and objectives, once they have publicly disclosed their campaign. We may also engage with company management and possibly board members, especially those the activist may be seeking to replace. In our assessment, we evaluate various factors, including the concerns raised by the activist and the case for change; the quality of both the activist’s and management’s plans; and the qualifications of each party’s candidates. We evaluate each contested situation by assessing the potential financial outcome for our clients as minority shareholders.

We may support board candidates nominated by a shareholder activist if BAIS, in its independent judgment, or the relevant portfolio manager has determined that there is a case for change to enhance shareholder value, or if the incumbent board members do not demonstrate the relevant skills and expertise or have a poor track record of protecting shareholders’ interests.

Significant shareholders and related party transactions

Boards of companies with affiliated shareholders or directors should give equitable consideration to the interests of all shareholders when evaluating related party transactions.

We consider it good practice for transactions with related parties, such as significant shareholders or companies affiliated with the public company, to be disclosed in detail and conducted on terms similar to what would objectively have been agreed with a non-related party. In our view, such transactions should be reviewed and approved by the independent members of the board, and if voted on, only disinterested shareholders should vote.

Corporate reporting, risk management and audit

Investors depend on corporate reporting, both regulatory and voluntary, to understand a company’s strategy, its implementation and financial performance, as well as to assess the quality of management and operations and potential for the company to create shareholder value over time. We consider it good practice for the board to oversee corporate reporting and the policies and procedures underpinning the internal audit function and external audit.

A company’s financial reporting should provide decision-useful information for investors, and other stakeholders, on its financial performance and position. It should provide an accurate and balanced assessment of the risks and opportunities the company faces in realizing its long-term strategy. Accordingly, the assumptions made by management and reviewed by the auditor in preparing the financial statements should be reasonable and justified. Financial statements should be prepared in accordance with globally developed reporting standards and any divergence from generally accepted accounting principles should be explained in detail and justified. Accounting restatements should be explained in detail and any remedial actions, and the implications of these, disclosed.

In this context, audit committees play a vital role in a company’s financial reporting system by providing independent oversight of the accounts, material financial and, where appropriate to the jurisdiction, non-financial information, internal control frameworks and Enterprise Risk Management systems. In our view, effective audit committee oversight strengthens the quality and reliability of a company’s financial statements and provides an important level of reassurance to shareholders. Audit committees should have a procedure in place for assessing the independence of the auditor and the quality of the external audit process annually.

Similarly, we encourage companies to disclose material sustainability-related factors that are integral to how a company manages risks or generates revenue. BAIS finds it helpful to our understanding when companies provide robust, standardized disclosures on their material sustainability-related risks and opportunities. The International Sustainability Standards Board (ISSB) is one entity working to meet these objectives through its reporting standards, which may be helpful to companies in preparing such reports.9 However, we do not mandate any specific disclosure framework, and note that companies in certain jurisdictions are subject to mandatory reporting requirements under standards specified by policy makers.10

Companies should establish robust risk management and internal control processes appropriate to the company’s business, risk tolerance, and regulatory environment. A credible whistleblowing system for employees, and potentially other stakeholders, can be a useful mechanism for ensuring that senior management and the board are aware of potential misconduct or breaches in risk management and internal control processes.

[9]

The ISSB is an independent standard-setting body within the International Financial Reporting Standards (IFRS) Foundation. Please refer to the IFRS website to learn more about the framework and standards S1 “General Requirements for Disclosure of Sustainability-related Financial Information” and S2 “Climate-related Disclosures.”

[10]

See, for examples, https://www.ifrs.org/news-and-events/news/2025/06/ifrs-foundation-publishes-jurisdictional-profiles-issb-standards/ and https://finance.ec.europa.eu/capital-markets-union-and-financial-markets/company-reporting-and-auditing/company-reporting/corporate-sustainability-reporting_en

A comprehensive audit conducted by an independent audit firm contributes to investor confidence in the quality of corporate reporting. It is helpful when the audit report gives some insight into the scope and focus of the audit, as well as any critical audit matters identified and how these were resolved. A comprehensive and effective audit is time and resource intensive, and the audit fee should be commensurate. Fees paid to the audit firm for non-audit consulting should not exceed the audit fee to a degree that may prompt concerns about the independence of the audit. The audit committee should explain its position on auditor tenure and how it confirmed that the auditor remained independent.

We may vote against the election of the responsible directors if corporate reporting is insufficient or there are material misstatements in financial reports. In markets where relevant, we may vote against a proposal to approve the financial statements or the discharge of the board when we are concerned about the quality of corporate reporting or the audit. We may vote against proposals to appoint the auditor, ratify the audit report, or approve the audit fee if we are concerned about the auditor’s independence, the quality of the audit, or there are material misstatements in financial reports and the board has not established reasonable remediation plans.

Shareholder rights and protections

General shareholder meetings

Companies normally have an annual general meeting of shareholders at which routine and non-routine items of business are discussed and voted on by shareholders in attendance or submitting proxy votes. Companies should disclose materials relevant to the shareholder meeting sufficiently in advance so that shareholders can take them into consideration in their voting decisions. Many companies offer shareholders the option of participating in the meeting virtually which, whilst welcome, should not limit the rights of shareholders to participate as they would during an in-person meeting.

We may vote against directors when materials related to the business of the shareholder meeting are not provided in a timely manner or do not provide sufficient information for us to make an informed voting decision. We may vote against directors if the format of the shareholder meeting does not accommodate reasonable shareholder participation.

Bylaw amendments

We review bylaw amendments proposed by management on a case-by-case basis and will generally support those that are aligned with the interests of minority shareholders. Any material changes to the bylaws should be explained in detail and put to a shareholder vote.

We may vote against bylaw amendments that reduce shareholder rights and protections or introduce additional burdens. We may vote against directors if material changes are made to the bylaws without shareholder approval.

If not provided for in the relevant corporate law, company bylaws should allow shareholders, individually or as a group, with a meaningful shareholding, the right to call a special meeting of shareholders. The shareholding required to exercise this right should balance its utility with the cost to the company of holding special meetings.

If not provided for in the relevant corporate law, company bylaws should allow shareholders, individually or as a group, with a meaningful shareholding, the right to nominate directors to the company’s board. The threshold for this right should be set so that shareholders can exercise it without being unduly disruptive to the board’s own nomination process.

Whilst we would not use either of these rights ourselves, we see them as important accountability mechanisms. We may vote for a shareholder proposal seeking the addition of either of these provisions to a company’s bylaws.

Change of domicile

We generally defer to management on proposals to change a company’s domicile as long as the rationale for doing so is consistent with the company’s long-term strategy and business model and the related costs are immaterial.

We may vote against directors or a proposal to change a company’s domicile where it does not seem aligned with our clients’ financial interests.

Changes to a company’s purpose or the nature of its business

Plans to materially change the nature of a company’s business or its purpose should be disclosed and explained in the context of long-term strategy and business dynamics. Such changes may significantly alter an investor’s views on the suitability of a company for their investment strategy or portfolio.

Where relevant, we may vote against proposals to change a company’s purpose or the nature of its business if the board has not provided a credible argument for change.

Shareholder proposals

Shareholders in many markets, who meet certain eligibility criteria, have the right to submit proposals to the general shareholder meeting asking a company to take a particular course of action subject to the proposal being supported by a majority of votes cast at the meeting. The topics raised can address a range of matters that may be relevant to a company’s business.

We vote on these proposals on a case-by-case basis. We assess the relevance of the topic raised to a company’s business and its current approach, whether the actions sought are consistent with shareholders’ interests, and what impact the proposal being acted upon might have on financial performance.

Our general approach where we have concerns about a company’s governance, disclosures or performance is to engage to understand the apparent difference in perspective. If we are concerned a company is not acting in shareholders’ financial interests, we may vote against the election of directors. We may support a relevant shareholder proposal if doing so is aligned with our clients’ financial interests. We generally do not support shareholder proposals that are legally binding on the company, seek to alter a company’s strategy or direct its operations, or are unrelated to how a company manages risk or generates financial returns.

BlackRock is subject to rules, regulations, agency guidance and contractual agreements that place restrictions and limitations on how we can interact with the companies in which we invest on behalf of our clients, including our ability to submit shareholder proposals. We do not submit shareholder proposals but can vote, on behalf of clients who authorize us to do so, on proposals put forth by others.

Corporate political activities

A corporation’s ability to engage in the policy process is subject to rules and regulations set by the jurisdictions in which they engage. When a corporation reports material financial risk related to policy and or regulatory changes, BAIS may seek to understand how it is addressing the material risk identified. We seek to understand how companies engage in corporate political activities and ensure that their participation is consistent with their public statements on policy matters material to the company’s long-term strategy. The board should be aware of the approach taken by management on corporate political activities as there can be reputational risks arising from inconsistencies between a company’s policy engagement and stated policy positions. Companies should, as a minimum, meet all regulatory disclosure requirements on political activities. We may engage a company where we would like to better understand its approach to policy engagement, where relevant.

To mitigate the risk of inconsistencies, companies may wish to assess the alignment between their policy priorities and the policy positions of the trade associations of which they are active members and any engagements undertaken by trade associations on behalf of members.

We may support a relevant shareholder proposal, or vote against directors, where a company’s disclosures are insufficient to address the material risk it has identified.

Material sustainability-related risks and opportunities

We seek to understand how companies manage the material risks and opportunities inherent in their business operations. In our experience, sustainability-related factors11 that are relevant to a company’s business or material to its financial performance, are generally operational considerations embedded into day-to-day management systems. Certain sustainability issues may also inform long-term strategic planning, for example, investing in product innovation in anticipation of changing consumer demand or adapting supply chains in response to changing regulatory requirements.

We recognize that the specific sustainability-related factors that may be financially material or business relevant will vary by company business model, sector, key markets, and time horizon, amongst other considerations. From company disclosures and our engagement, we aim to understand how management is identifying, assessing and integrating material sustainability-related risks and opportunities into their business decision-making and practices. Doing so helps us undertake a more holistic assessment of a company’s potential financial performance and the likely risk-adjusted returns of an investment.

We may vote against directors or support a relevant shareholder proposal if we have concerns about how a company is managing or disclosing its approach to material sustainability-related risks that may impact financial returns.

Key stakeholders

In our view, companies should understand and take into consideration the interests of the various parties on whom they depend for their success over time. It is for each company to determine their key stakeholders based on what is material to their business and long-term financial performance. For many companies, key stakeholders include employees, business partners (such as suppliers and distributors), clients and consumers, regulators, and the communities in which they operate. Companies that appropriately balance the interests of investors and other stakeholders are, in our experience, more likely to be financially resilient over time.

Climate and decarbonization investment objectives

Certain active BlackRock funds have climate and decarbonization objectives in addition to financial objectives. Consistent with the objectives of those investment strategies, our stewardship activity in relation to the holdings in those funds differs in some respects from BAIS’ benchmark guidelines, which are described above. Specifically, for those funds’ holdings, we look to investee companies to demonstrate that they are aligned with a decarbonization pathway that means their business model would be viable in a low-carbon economy, i.e., one in which global temperature rise is limited to 1.5°C above pre-industrial levels. In addition, clients in separately managed accounts may instruct BlackRock to apply these guidelines to their holdings. Both in the case of funds and separately managed accounts, these guidelines are only implemented upon explicit selection and approval by the applicable fund board or client.

These decarbonization stewardship guidelines focus on companies which produce goods and services that contribute to real world decarbonization or have a carbon intensive business model and face outsized impacts from the low carbon transition, based on reported and estimated scopes 1, 2, and 3 greenhouse gas emissions. These companies should provide disclosures that set out their governance, strategy, risk management processes and metrics and targets relevant to decarbonization. It is helpful to investors’ understanding when these disclosures include an explanation of the decarbonization scenarios a company is using in its near- and long-term planning, as well as its scope 1, scope 2 and material scope 3 greenhouse gas (GHG) emissions and reduction targets for scope 1 and 2 emissions.

Under these climate- and decarbonization-specific guidelines, BAIS may recommend a vote against directors or support for a relevant shareholder proposal if a company does not appear to be adequately acting to address or disclosing material climate-related risks, consistent with the parameters set out in these climate- and decarbonization-specific guidelines. We may recommend supporting shareholder proposals seeking information relevant to a company’s stated low-carbon transition strategy or targets that the company does not currently provide and that would be helpful to investment decision-making. We would not recommend support for shareholder proposals that seek to constrain board or management decision-making or direct specific business or strategic decisions. As under the BAIS benchmark approach, the active portfolio managers are ultimately responsible for voting consistent with their investment mandate and fund objectives. For the funds and accounts in scope, voting on matters not related to climate risk and the energy transition is undertaken in line with BAIS’ benchmark guidelines.

[11]

By material sustainability-related risks and opportunities, we mean the drivers of risk and financial value creation in a company’s business model that have an environmental or social dependency or impact. Examples of environmental issues include, but are not limited to, water use, land use, waste management, and climate risk. Examples of social issues include, but are not limited to, human capital management, impacts on the communities in which a company operates, customer loyalty, and relationships with regulators. It is our view that well-managed companies will effectively evaluate and manage material sustainability-related risks and opportunities relevant to their businesses. Governance is the core means by which boards can oversee the creation of durable financial value over time. Appropriate risk oversight of business-relevant and material sustainability-related considerations is a component of a sound governance framework.

Appendix 1: How we fulfil and oversee our investment stewardship responsibilities for non-index equity investment strategies

Oversight

The Global Head of BAIS has primary oversight of and responsibility for the team’s activities, including voting in accordance with the BlackRock Active Investment Stewardship Global Engagement and Voting Guidelines (the “Guidelines”), which require the application of professional judgment and consideration of each company’s unique circumstances, as well as input from active investors. BAIS is independent from BlackRock Investment Stewardship in our engagement and voting activities, reporting lines, and oversight.

The Stewardship Leaders Group, comprised of senior active investors and other relevant stakeholders in BlackRock’s legal, public policy, sustainability and communications teams, helps shape the firm’s approach to investment stewardship on non-index equity investment strategies. The Group may advise on and review amendments to BAIS’ policies and practices. It does not determine voting decisions, which are the responsibility of BAIS and the relevant active equity investors.

BAIS carries out engagement with companies in collaboration with active investment colleagues, executes proxy votes, and conducts vote operations (including maintaining records of votes cast) in a manner consistent with the Guidelines. BAIS also conducts research on corporate governance issues and participates in industry discussions to contribute to and keep abreast of important developments in the corporate governance field. BAIS may use third parties for certain of the foregoing activities and performs oversight of those third parties (see “Use and oversight of third-party vote services providers” below).

Voting guidelines and vote execution

BlackRock votes on proxy issues when our clients authorize us to do so. We carefully consider the voting items submitted to funds and other fiduciary account(s) (Fund or Funds) for which we have voting authority. BlackRock votes (or refrains from voting) for each Fund for which we have voting authority based on our evaluation of the alignment of the voting items with the long-term economic interests of our clients, in the exercise of our independent business judgment, and without regard to the relationship of the issuer (or any shareholder proponent or dissident shareholder) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates, or BlackRock employees (see “Conflicts management policies and procedures,” below).

When exercising voting rights, BAIS will normally vote on specific proxy issues in accordance with the Guidelines, although portfolio managers have the right to vote differently on their holdings if they determine doing so is more aligned with the investment objective and financial interests of clients invested in the funds they manage.

The Guidelines are not intended to be exhaustive. BAIS applies the Guidelines on a case-by-case basis, in the context of the individual circumstances of each company and the specific issue under review. As such, the Guidelines do not indicate how BAIS will vote in every instance. Rather, they reflect our view about corporate governance issues generally, and provide insight into how we typically approach issues that are commonly put to a shareholder vote. The Guidelines are reviewed annually and updated as necessary to reflect changes in market practices, developments in corporate governance and feedback from companies and clients. In this way, BAIS aims to maintain policies that explain our approach to governance practices most aligned with clients’ long-term financial interests.

In certain markets, proxy voting involves logistical issues which can affect BAIS’ ability to vote such proxies, as well as the desirability of voting such proxies. These issues include, but are not limited to: i) untimely notice of shareholder meetings; ii) restrictions on a foreigner’s ability to exercise votes; iii) requirements to vote proxies in person; iv) “share-blocking” (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings from the point at which votes are submitted until after the after the shareholder meeting has occurred); v) potential difficulties in translating the proxy; vi) regulatory constraints; and vii) requirements to provide local agents with powers of attorney to facilitate voting instructions. We are not supportive of impediments to the exercise of voting rights such as share-blocking or overly burdensome administrative requirements.

BlackRock votes proxies in these situations on a “best-efforts” basis. In addition, BAIS may determine that it is generally in the interests of BlackRock’s clients not to vote proxies (or not to vote our full allocation) if the costs (including but not limited to opportunity costs associated with share-blocking constraints) associated with exercising a vote are expected to outweigh the benefit the client would derive by voting on the proposal.

Voting Choice

BlackRock offers Voting Choice, a program that provides eligible clients with more opportunities to participate in the proxy voting process where legally and operationally viable.

Voting Choice is currently available for eligible clients invested in certain institutional pooled funds in the U.S., UK, and Canada that use systematic active equity (SAE) and multi-asset strategies. In addition, institutional clients in separately managed accounts (SMAs) are eligible for BlackRock Voting Choice regardless of their investment strategies.12

As a result, the shares attributed to BlackRock in company share registers may be voted differently depending on whether our clients have authorized BAIS to vote on their behalf, have authorized BlackRock to vote in accordance with a third-party policy, or have elected to vote shares in accordance with their own policy. Our clients have greater control over proxy voting because of Voting Choice.13

Use and oversight of third-party vote services providers

Third-party vote services providers – or proxy research firms — provide research and recommendations on proxy votes, as well as voting infrastructure. BlackRock contracts primarily with the vote services provider ISS and leverages its online platform to supply research and support voting, record keeping, and reporting processes. We also use Glass Lewis’ research and analysis as an input into our voting process. It is important to note that, although proxy research firms provide important data and analysis, BAIS does not rely solely on their information or follow their voting recommendations. A company’s disclosures, our engagements and voting, investment colleagues’ insights and our Guidelines are important inputs into our voting decisions on behalf of clients.

Given the large universe of actively held companies, BAIS employs the proxy services provider to streamline the voting process by making voting recommendations based on BAIS’ Guidelines when the items on a shareholder meeting agenda are routine. Agenda items that are not routine are referred back to BAIS to assess, escalate as necessary to the relevant portfolio managers and vote. BAIS reviews and can override the recommendations of the vote services provider at any time prior to the vote deadline. Both BAIS and the vote services provider actively monitor securities filings, research reports, company announcements, and direct communications from companies to ensure awareness of supplemental disclosures and proxy materials that may require a modification of votes.

BAIS closely monitors the third-party vote services providers we contract with to ensure that they are meeting our service level expectations and have effective policies and procedures in place to manage potential conflicts of interest. Our oversight of service providers includes regular meetings with client service teams, systematic monitoring of vendor operations, as well as annual due diligence meetings in accordance with BlackRock’s firmwide policies.

Conflicts management policies and procedures

BlackRock maintains policies and procedures that seek to prevent undue influence on BAIS’ proxy voting activity. Such influence might stem from any relationship between the investee company (or any shareholder proponent or dissident shareholder) and BlackRock, BlackRock’s affiliates, a Fund or a Fund’s affiliates, or BlackRock employees. The following are examples of sources of perceived or potential conflicts of interest:

•	BlackRock clients who may be issuers of securities or proponents of shareholder resolutions

•	BlackRock business partners or third parties who may be issuers of securities or proponents of shareholder resolutions

•	BlackRock employees who may sit on the boards of public companies held in Funds managed by BlackRock

•	Significant BlackRock, Inc. investors who may be issuers of securities held in Funds managed by BlackRock

•	Securities of BlackRock, Inc. or BlackRock investment funds held in Funds managed by BlackRock

[12]

With Voting Choice, SMAs have the ability to select from a set of voting policies from third-party proxy advisers the policy that best aligns with their views and preferences. BlackRock can then use its proxy voting infrastructure to cast votes based on the client’s selected voting policy.

[13]	BlackRock does not disclose client information, including a client’s selection of proxy policy, without client consent.

•	BlackRock, Inc. board members who serve as senior executives or directors of public companies held in Funds managed by BlackRock

BlackRock has taken certain steps to mitigate perceived or potential conflicts including, but not limited to, the following:

•	Adopted these Guidelines which are designed to advance our clients’ long-term financial interests in the companies in which BlackRock invests on their behalf

•

Established a reporting structure that separates BAIS from employees with sales, vendor management, or business partnership roles. In addition, BlackRock seeks to ensure that all engagements with corporate issuers, dissident shareholders or shareholder proponents are managed consistently and without regard to BlackRock’s relationship with such parties. Clients or business partners are not given preferential treatment or differentiated access. BAIS prioritizes engagements based on factors including, but not limited to, our need for additional information to make a more informed voting decision or to better understand a company’s perspectives on financially material risks and opportunities. Within the normal course of business, BAIS may engage directly with BlackRock clients, business partners and/or third parties, and/or with employees with sales, vendor management, or business partnership roles, in discussions regarding our approach to stewardship, general corporate governance matters, client reporting needs, and/or to otherwise ensure that proxy-related client service levels are met

•

Determined to engage, in certain instances, an independent third-party voting service provider to make proxy voting recommendations as a further safeguard to avoid perceived or potential conflicts of interest, to satisfy regulatory requirements, or as may be otherwise required by applicable law. In such circumstances, the independent third-party voting service provider provides BlackRock with recommendations, in accordance with the Guidelines, as to how to vote such proxies. BlackRock uses an independent third-party voting service provider to make proxy voting recommendations for shares of BlackRock, Inc. and companies affiliated with BlackRock, Inc. BlackRock may also use an independent third-party voting service provider to make proxy voting recommendations for certain perceived or potential conflicts of interest, including:

•	public companies that include BlackRock employees on their boards of directors

•	public companies of which a BlackRock, Inc. board member serves as a senior executive or a member of the board of directors

•	public companies that are the subject of certain transactions involving BlackRock Funds

•	public companies that are joint venture partners with BlackRock, and

•	public companies when legal or regulatory requirements compel BlackRock to use an independent third-party voting service provider

In selecting an independent third-party voting service provider, we assess several characteristics, including but not limited to: independence, an ability to analyze proxy issues and make recommendations in the economic interest of our clients in accordance with the Guidelines, reputation for reliability and integrity, and operational capacity to accurately deliver the assigned recommendations in a timely manner. We may engage more than one independent third-party voting service provider, in part to mitigate potential or perceived conflicts of interest at a single voting service provider.

Securities lending

If authorized, BlackRock acts as a securities lending agent on behalf of its clients. Securities lending is a well-regulated practice that contributes to capital market efficiency. It also enables funds to generate additional returns which in turn may allow fund providers to offset fund expenses.

With regard to the relationship between securities lending and proxy voting, BlackRock cannot vote shares on loan and may determine to recall them to allow for voting. This decision is guided by our fiduciary duty as an asset manager to our clients in helping them achieve their investment goals. While this has occurred in a limited number of cases, the decision to recall securities on loan as part of BlackRock’s securities lending program in order to vote is based on an evaluation of various factors that include, but are not limited to, assessing potential securities lending revenue alongside the potential long-term financial value to clients of voting those securities (based on the information available at the time of recall consideration). BAIS works with active portfolio managers, as well as colleagues in the Securities Lending team, to evaluate the costs and benefits to clients of recalling shares on loan.

In almost all instances, BlackRock anticipates that the potential long-term financial value to clients of voting shares would not warrant recalling securities on loan. However, in certain instances, BlackRock may determine, in our independent business judgment as a fiduciary, that the value of voting outweighs the securities lending revenue loss to clients and would therefore recall shares to be voted in those instances.

Periodically, BlackRock reviews our process for determining whether to recall securities on loan in order to vote and may modify it as necessary.

Reporting and vote transparency

BAIS is committed to transparency in the stewardship work we do on behalf of clients. We inform clients about our engagement and voting policies and activities through direct communication and disclosure on our website.

Want to know more?

blackrock.com/stewardship | ContactActiveStewardship@blackrock.com

The document is provided for information purposes only and is subject to change. Reliance upon this information is at the sole discretion of the reader.

Prepared by BlackRock, Inc.

©

2025 BlackRock, Inc. All rights reserved. BLACKROCK is a trademark of BlackRock, Inc., or its subsidiaries in the United States and elsewhere. All other trademarks are those of their respective owners.

B-20	SAI-STBL-0526

PART C

OTHER INFORMATION

Item 28.

(a)	(1)	Certificate of Trust dated October 21, 1998 is incorporated herein by reference to Exhibit (a)(1) of Post-Effective Amendment No. 61 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-47015/811-2354) (the “Registration Statement”), filed on February 2, 1999.

	(2)	Registrant’s Agreement and Declaration of Trust dated October 21, 1998 is incorporated herein by reference to Exhibit (a)(2) of Post-Effective Amendment No. 61 to the Registration Statement, filed on February 2, 1999.

	(3)	Certificate of Amendment of Certificate of Trust dated January 26, 2001 is incorporated herein by reference to Exhibit (a)(3) of Post-Effective Amendment No. 67 to the Registration Statement, filed on January 29, 2001.

	(4)	Certificate of Amendment of Certificate of Trust dated January 28, 2004 is incorporated herein by reference to Exhibit (a)(4) of Post-Effective Amendment No. 79 to the Registration Statement, filed on December 30, 2004.

(b)	(1)	Registrant’s Amended and Restated Bylaws, effective as of November 29, 2018, are incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 125 to the Registration Statement, filed on February 26, 2020.

	(2)	Amendment No. 1 to Registrant’s Amended and Restated Bylaws, effective as of November 11, 2020, is incorporated herein by reference to Exhibit (b)(2) of Post-Effective Amendment No. 129 to the Registration Statement, filed on December 15, 2020.

(c)	See Article II, Article III (Sections 3.1, 3.2, 3.7, 3.8 and 3.9), Article IV (Sections 4.1, 4.2 and 4.3), Article VI, Article VII, Article VIII (Sections 8.1, 8.2 and 8.5) and Article IX (Sections 9.1, 9.3, 9.4, 9.5, 9.6, 9.7, 9.8 and 9.11) of the Registrant’s Agreement and Declaration of Trust dated October 21, 1998, incorporated herein by reference to Exhibit (a)(2) of Registrant’s Registration Statement, and Article I, Article II (Section 2 and Section 3), Article IV (Section 1) and Article V (Sections 3, 4, 5 and 6) of the Registrant’s Amended and Restated Bylaws, effective as of November 29, 2018, as amended effective November 11, 2020, incorporated herein by reference to Exhibits (b)(1) and (b)(2) of Registrant’s Registration Statement.

(d)	(1)	Management Agreement between Registrant and BlackRock Advisors, LLC dated July 1, 2011 is incorporated herein by reference to Exhibit (d)(1) of Post-Effective Amendment No. 92 to the Registration Statement, filed on February 28, 2012.

	(2)	Form of Sub-Investment Advisory Agreement between BlackRock Advisors, LLC and BlackRock International Limited with respect to TempCash is incorporated herein by reference to Exhibit (d)(2) of Post-Effective Amendment No. 130 to the Registration Statement, filed on February 25, 2021.

	(3)	Form of Thirteenth Amended and Restated Expense Limitation Agreement by and between Registrant, BlackRock Advisors, LLC and BlackRock Fund Advisors is incorporated by reference to Exhibit 8(e) of Post-Effective Amendment No. 70 to the Registration Statement on Form N-1A of BlackRock ETF Trust (File No. 333-228832), filed on March 21, 2024.

	(4)	Form of Waiver Agreement is incorporated herein by reference to Exhibit (d)(3) of Post-Effective Amendment No. 96 to the Registration Statement, filed on February 28, 2014.

(e)	(1)	Form of Amended and Restated Distribution Agreement between Registrant and BlackRock Investments, LLC is incorporated herein by reference to Exhibit 5 of Post-Effective Amendment No. 66 to the Registration Statement on Form N-1A of BlackRock Advantage SMID Cap Fund, Inc. (formerly known as BlackRock Advantage U.S. Total Market Fund, Inc.) (File No. 2-60836), filed on July 26, 2019.

	(2)	Exhibit A to the Amended and Restated Distribution Agreement between the Registrant and BlackRock Investments, LLC, amended as of October 3, 2024 is incorporated by reference to Exhibit 5(b) of Post-Effective Amendment No. 1242 to the Registration Statement on Form N-1A of BlackRock FundsSM (File No. 33-26305), filed on October 3, 2024.

(f)	None.

(g)	(1)	Form of Master Global Custody Agreement between the Registrant and JPMorgan Chase Bank, N.A. is incorporated herein by reference to Exhibit 7(d) of Post-Effective Amendment No. 728 to the Registration Statement on Form N-1A of BlackRock FundsSM (File No. 33-26305), filed on July 28, 2017.

	(2)	Form of Custody Agreement (U.S. Dollar Only) between the Registrant and The Bank of New York Mellon is incorporated herein by reference to Exhibit 7(c) of Post-Effective Amendment No. 728 to the Registration Statement on Form N-1A of BlackRock FundsSM (File No. 33-26305), filed on July 28, 2017.

(h)	(1)	(a)	Form of Master Fund Services Agreement between the Registrant and JPMorgan Chase Bank, N.A. is incorporated herein by reference to Exhibit 8(n) of Post-Effective Amendment No. 728 to the Registration Statement on Form N-1A of BlackRock FundsSM (File No. 33-26305), filed on July 28, 2017.

		(b)	Form of Letter Agreement among Registrant, BlackRock Advisors, LLC and JPMorgan Chase Bank, N.A. is incorporated herein by reference to Exhibit (h)(1)(b) of Post-Effective Amendment No. 120 to the Registration Statement, filed on February 27, 2019.

	(2)	(a)	Amended and Restated Transfer Agency Services Agreement between Registrant and BNY Mellon Investment Servicing (US) Inc. dated February 11, 2004 is incorporated herein by reference to Exhibit (h)(2) of Post-Effective Amendment No. 79 to the Registration Statement, filed on December 30, 2004.

		(b)	Form of Fee Letter to Amended and Restated Transfer Agency Services Agreement between Registrant and BNY Mellon Investment Servicing (US) Inc. dated February 1, 2009 is incorporated herein by reference to Exhibit (h)(3)(b) of Post-Effective Amendment No. 87 to the Registration Statement, filed on March 2, 2009.

	(3)	(a)	Share Purchase Agreement between Registrant and Temporary Investment Fund, Inc. dated February 10, 1999 is incorporated herein by reference to Exhibit (h)(3)(a) of Post-Effective Amendment No. 65 to the Registration Statement, filed on April 6, 2000.

		(b)	Share Purchase Agreement between Registrant and Trust for Federal Securities dated February 10, 1999 is incorporated herein by reference to Exhibit (h)(3)(b) of Post-Effective Amendment No. 65 to the Registration Statement, filed on April 6, 2000.

		(c)	Share Purchase Agreement between Registrant and Municipal Fund for Temporary Investment dated February 10, 1999 is incorporated herein by reference to Exhibit (h)(3)(c) of Post-Effective Amendment No. 65 to the Registration Statement, filed on April 6, 2000.

(d) Share Purchase Agreement between Registrant and Municipal Fund for California Investors, Inc. dated February 10, 1999 is incorporated herein by reference to Exhibit (h)(3)(d) of Post-Effective Amendment No. 65 to the Registration Statement, filed on April 6, 2000.

(e) Share Purchase Agreement between Registrant and Municipal Fund for New York Investors, Inc. dated February 10, 1999 is incorporated herein by reference to Exhibit (h)(3)(e) of Post-Effective Amendment No. 65 to the Registration Statement, filed on April 6, 2000.

(4) Form of Twelfth Amended and Restated Securities Lending Agency Agreement between Registrant and BlackRock Investment Management, LLC is incorporated by reference to Exhibit 8(p) of Post- Effective Amendment No. 1289 to the Registration Statement on Form N-1A of BlackRock FundsSM (File No. 33-26305), filed on January 26, 2026.

(5) Form of Tenth Amended and Restated Securities Lending Agency Agreement between Registrant and BlackRock Institutional Trust Company, N.A. is incorporated herein by reference to Exhibit 8(r) of Post-Effective Amendment No. 1289 to the Registration Statement on Form N-1A of BlackRock FundsSM (File No. 33-26305), filed on January 26, 2026.

(i)	Opinion and Consent of Drinker Biddle & Reath LLP is incorporated herein by reference to Exhibit (i) of Post-Effective Amendment No. 79 to the Registration Statement, filed on December 30, 2004.

(j)	None.

(k)	None.

(l)	None.

(m)	(1) Registrant’s Distribution Plan with respect to Select Shares and Form of Distribution & Sales Support Agreement is incorporated herein by reference to Exhibit (m)(2) of Post-Effective Amendment No. 87 to the Registration Statement, filed on March 2, 2009.

(2) Registrant’s Distribution Plan with respect to Private Client Shares and Form of Distribution & Sales Support Agreement is incorporated herein by reference to Exhibit (m)(4) of Post-Effective Amendment No. 87 to the Registration Statement, filed on March 2, 2009.

(n)	Amended and Restated Plan Pursuant to Rule 18f-3 for a Multi-Class System is incorporated herein by reference to Exhibit (n) of Post-Effective Amendment No. 154 to Registrant’s Registration Statement, filed on June 27, 2025.

(o)	Code of Ethics of Registrant, BlackRock Investments, LLC, BlackRock Advisors, LLC, BlackRock Fund Advisors, BlackRock International Limited, BlackRock (Singapore) Limited and BlackRock Asset Management North Asia Limited is incorporated herein by reference to Exhibit (16)(a) of Post- Effective Amendment No. 1257 to the Registration Statement on Form N-1A of BlackRock FundsSM (File No. 33-26305), filed on May 23, 2025.

(p)	Code of Ethics (Global Personal Investments Policy) for BlackRock, Inc. and its subsidiaries is incorporated herein by reference to Exhibit 16(b) of Post-Effective Amendment No. 1289 to the Registration Statement filed on Form N-1A of BlackRock FundsSM (File No. 33-26305), filed on January 26, 2026.

(q)	(1) Power of Attorney is incorporated herein by reference to Exhibit 99(a) of Post-Effective Amendment No. 922 to the Registration Statement on Form N-1A of BlackRock FundsSM (File No. 33-26305), filed on January 22, 2019.

(2) Power of Attorney of Lori Richards is incorporated herein by reference to Exhibit 5(b) of Post- Effective Amendment No. 1212 to the Registration Statement on Form N-1A of BlackRock FundsSM (File No. 33-26305), filed on July 5, 2024.

(3)	Power of Attorney of Christopher J. Ailman is incorporated by reference to Exhibit 99(c) of Post- Effective Amendment No. 391 to the Registration Statement on Form N-1A of BlackRock Funds III (File No. 33-54126), filed on September 18, 2024.

Item 29.  Persons Controlled by or under Common Control with Registrant

The Registrant does not control and is not under common control with any other person.

Item 30.  Indemnification

Indemnification of Registrant’s Manager, Accounting Services Provider, Principal Underwriter, Custodians and Transfer Agent against certain stated liabilities is provided for in Section 10 of the Management Agreement, Sections 3.1 and 7.5 of the Master Fund Services Agreement, Section 5 of the Distribution Agreement, Article V of the Custody Agreement (U.S. Dollar Only), Sections 3.1 and 7.1 of the Master Global Custody Agreement and Section 12 of the Transfer Agency Agreement.

Registrant has obtained from a major insurance carrier a directors’ and officers’ liability policy covering certain types of errors and omissions.

Article VIII of Registrant’s Agreement and Declaration of Trust, which is incorporated herein by reference to Exhibit (a)(2) to Registrant’s Registration Statement, provides for the indemnification of Registrant’s trustees and officers.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.  Business and Other Connections of Investment Adviser

(a) BlackRock Advisors, LLC is an indirect majority-owned subsidiary of BlackRock, Inc. BlackRock Advisors, LLC was organized in 1994 for the purpose of providing advisory services to investment companies. The information required by this Item 31 about officers and directors of BlackRock Advisors, LLC, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by BlackRock Advisors, LLC pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-47710).

(b) BlackRock International Limited. The information required by this Item 31 about officers and directors of BlackRock International Limited, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by BlackRock International Limited pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-51087).

Item 32.  Principal Underwriter

(a) BlackRock Investments, LLC (“BRIL”) acts as the principal underwriter or placement agent, as applicable, for each of the following open-end registered investment companies including the Registrant:

BlackRock Advantage Global Fund, Inc.	BlackRock Capital Appreciation Fund, Inc.
BlackRock Advantage SMID Cap Fund, Inc.	BlackRock Emerging Markets Fund, Inc.
BlackRock Allocation Target Shares	BlackRock Equity Dividend Fund
BlackRock Balanced Fund, Inc.	BlackRock ETF Trust
BlackRock Bond Fund, Inc.	BlackRock ETF Trust II
BlackRock California Municipal Series Trust	BlackRock Financial Institutions Series Trust
BlackRock FundsSM	BlackRock Municipal Series Trust
BlackRock Funds II	BlackRock Natural Resources Trust
BlackRock Funds III	BlackRock Series Fund, Inc.
BlackRock Funds IV	BlackRock Series Fund II, Inc.
BlackRock Funds V	BlackRock Series, Inc.
BlackRock Funds VI	BlackRock Strategic Global Bond Fund, Inc.
BlackRock Funds VII, Inc.	BlackRock Unconstrained Equity Fund
BlackRock Global Allocation Fund, Inc.	BlackRock Variable Series Funds, Inc.
BlackRock Index Funds, Inc.	BlackRock Variable Series Funds II, Inc.
BlackRock International Select Equity Fund	iShares, Inc.
BlackRock Large Cap Focus Growth Fund, Inc.	iShares Trust
BlackRock Large Cap Focus Value Fund, Inc.	iShares U.S. ETF Trust
BlackRock Large Cap Series Funds, Inc.	Managed Account Series
BlackRock Liquidity Funds	Managed Account Series II
BlackRock Mid-Cap Value Series, Inc.	Master Investment Portfolio
BlackRock Multi-State Municipal Series Trust	Master Investment Portfolio II
BlackRock Municipal Bond Fund, Inc.	Quantitative Master Series LLC

BRIL also acts as the distributor or placement agent for each of the following closed-end registered investment companies:

BlackRock Alpha Strategies Fund

BlackRock Core Bond Trust

BlackRock Corporate High Yield Fund, Inc.

BlackRock Debt Strategies Fund, Inc.

BlackRock Enhanced Equity Dividend Trust

BlackRock Floating Rate Income Strategies Fund, Inc.

BlackRock Floating Rate Income Trust

BlackRock HPS Credit Strategies Fund

BlackRock Income Trust, Inc.

BlackRock Limited Duration Income Trust

BlackRock Multi-Sector Income Trust

BlackRock Municipal Credit Alpha Portfolio, Inc.

BlackRock Private Investments Fund

BlackRock Utilities, Infrastructure & Power Opportunities Trust

BRIL provides numerous financial services to BlackRock-advised funds and is the distributor of BlackRock’s open-end funds. These services include coordinating and executing Authorized Participation Agreements, preparing, reviewing and providing advice with respect to all sales literature and responding to Financial Industry Regulatory Authority comments on marketing materials.

(b) Set forth below is information concerning each director and officer of BRIL. The principal business address for each such person is 50 Hudson Yards, New York, New York 10001.

Name	Position(s) and Office(s) with BRIL	Position(s) and Office(s) with Registrant
Jon Maro	Chairman and Chief Executive Officer, Board of Managers	None
Christopher J. Meade	Chief Legal Officer, General Counsel and Senior Managing Director	None
Zachary Marcus	Chief Financial Officer	None
Gregory Rosta	Chief Compliance Officer and Director	None
Cynthia Rzomp	Chief Operating Officer	None
Andrew Dickson	Secretary and Managing Director	None
Martin Small	Senior Managing Director	None
Michael Bishopp	Managing Director	None
Samara Cohen	Managing Director	None
Jonathan Diorio	Managing Director	None
Lisa Hill	Managing Director	None
Brendan Kyne	Managing Director	None
Stuart Murray	Managing Director	None
Jonathan Steel	Managing Director	None
Ariana Brown	Director	None
Chris Nugent	Director	None
Angelica Neto-Nolan	Vice President	None
Lourdes Sanchez	Vice President	None
Lisa Belle	Anti-Money Laundering Officer	Anti-Money Laundering Compliance Officer
Joseph Devico	Board of Managers	None
Meredith Herold	Board of Managers	None
Dominik Rohe	Board of Managers	None
Roland Villacorta	Board of Managers	None

(c) Not applicable.

Item 33. Location of Accounts and Records

Omitted pursuant to Instruction 3 of Item 33 of Form N-1A.

Item 34. Management Services

None.

Item 35. Undertakings

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on May 8, 2026.

BLACKROCK LIQUIDITY FUNDS (REGISTRANT)
ON BEHALF OF
BLACKROCK SELECT TREASURY BASED LIQUIDITY FUND

By:	/S/ JOHN M. PERLOWSKI
(John M. Perlowski,
President and Chief Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ JOHN M. PERLOWSKI (John M. Perlowski)	Trustee, President and Chief Executive Officer (Principal Executive Officer)	May 8, 2026

/S/ TRENT WALKER (Trent Walker)	Chief Financial Officer (Principal Financial and Accounting Officer)	May 8, 2026

CHRISTOPHER J. AILMAN* (Christopher J. Ailman)	Trustee

SUSAN J. CARTER* (Susan J. Carter)	Trustee

COLLETTE CHILTON* (Collette Chilton)	Trustee

NEIL A. COTTY* (Neil A. Cotty)	Trustee

HENRY R. KEIZER* (Henry R. Keizer)	Trustee

CYNTHIA A. MONTGOMERY* (Cynthia A. Montgomery)	Trustee

DONALD C. OPATRNY* (Donald C. Opatrny)	Trustee

LORI RICHARDS* (Lori Richards)	Trustee

MARK STALNECKER* (Mark Stalnecker)	Trustee

Signature	Title	Date

KENNETH L. URISH* (Kenneth L. Urish)	Trustee

CLAIRE A. WALTON* (Claire A. Walton)	Trustee

ROBERT FAIRBAIRN* (Robert Fairbairn)	Trustee

*By:	/S/ JANEY AHN	May 8, 2026
(Janey Ahn, Attorney-In-Fact)